UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: Registrant is making a filing for 17 of its series, Wells Fargo Advantage Growth Balanced Fund, Wells Fargo Advantage Moderate Balanced Fund, Wells Fargo Advantage C&B Large Cap Value Fund, Wells Fargo Advantage Diversified Equity Fund, Wells Fargo Advantage Emerging Growth Fund, Wells Fargo Advantage Index Fund, Wells Fargo Advantage International Value Fund, Wells Fargo Advantage Small Company Growth Fund, Wells Fargo Advantage Small Company Value Fund, Wells Fargo Advantage Core Bond Fund, Wells Fargo Advantage Inflation-Protected Bond Fund, Wells Fargo Advantage WealthBuilder Conservative Allocation Portfolio, Wells Fargo Advantage WealthBuilder Moderate Balanced Portfolio, Wells Fargo Advantage WealthBuilder Growth Balanced Portfolio, Wells Fargo Advantage WealthBuilder Growth Allocation Portfolio, Wells Fargo Advantage WealthBuilder Equity Portfolio, and Wells Fargo Advantage WealthBuilder Tactical Equity Portfolio. Each series has a May 31 fiscal year end.

Date of reporting period: May 31, 2014

ITEM 1.	REPORT TO STOCKHOLDERS

Wells Fargo Advantage Allocation Funds

Annual Report

May 31, 2014

■	Wells Fargo Advantage Growth Balanced Fund

■	Wells Fargo Advantage Moderate Balanced Fund

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The views expressed and any forward-looking statements are as of May 31, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Allocation Funds	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The Federal Reserve (Fed) and other developed-country central banks continued to provide support to the economy with accommodative monetary policies.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Allocation Funds for the 12-month period that ended May 31, 2014. The period was marked by continued accommodative monetary policy in developed countries, broader economic growth, low inflation, and equity market gains. That said, the first few months of 2014 were marked by considerable geopolitical uncertainty and heightened equity market volatility as the U.S. and Europe confronted Russia over Ukraine.

Within equities, U.S. stocks (measured by the S&P 500 Index1) had the best returns over the past 12 months, followed by developed-country international markets (measured by the MSCI EAFE Index (Net)2). Fixed-income markets (measured by the Barclays U.S. Aggregate Bond Index3) were positive. Short-term interest rates remained ultra low.

Monetary policy remained accommodative, and economic growth appeared sustainable.

The Federal Reserve (Fed) and other developed-country central banks continued to provide support to the economy with accommodative monetary policies. Throughout the reporting period, the Fed kept its key interest rate near zero. Entering the reporting period, the Fed had committed to purchase mortgage-backed securities to support the housing market and long-term U.S. Treasuries to keep interest rates low. In mid-December 2013, however, the Fed conveyed confidence in the strength of the economy by announcing it would begin tapering its bond-buying program by $10 billion per month in January 2014.

In November 2013, the European Central Bank (ECB) cut its key rate to a then-historic low of 0.25%. Its aggressive actions helped ease investor worries about a eurozone sovereign debt default. Given the substantial ties between the U.S. and Europe, the improved sentiment about the eurozone helped provide a tailwind for U.S. markets.

For most of the period, U.S. economic data remained moderately positive. Third-quarter 2013 gross domestic product (GDP) growth came in at a strong 4.1% annualized rate, while fourth-quarter 2013 GDP growth came in at a more moderate, but still positive, 2.6% annualized rate. However, GDP growth for the first quarter of 2014 came in at -2.9% annualized rate. Several commentators suggested that unusually harsh winter weather may have dampened economic activity, supporting hopes that economic growth would accelerate in the remainder of 2014. Further supporting the positive outlook was the improving unemployment rate, which fell from 7.5% in June 2013 to 6.3% in May 2014. Meanwhile, inflation remained low. The eurozone reported weak but positive economic activity during the period.

Returns by asset class were mixed but generally positive.

The U.S. stock market outperformed foreign markets during the 12-month period. The S&P 500 Index rose by 20.45% and the MSCI EAFE Index (Net) rose to 18.04%. The U.S. was the fastest-growing developed country, which benefited U.S. companies.

Letter to shareholders (unaudited)	Wells Fargo Advantage Allocation Funds	3

Most bond sectors, particularly lower-credit-quality bonds, gained amid renewed confidence in economic growth that drove outperformance in credit-sensitive sectors.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

1.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

2.	The Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index (Net) is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. Calculations for EAFE use net dividends, which reflect the deduction of withholding taxes. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

3.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. You cannot invest directly in an index.

4	Wells Fargo Advantage Allocation Funds	Letter to shareholders (unaudited)

Notice to shareholders

The Funds, underlying Master Portfolios, and Wells Fargo Funds Management, LLC (“Funds Management”) have received an exemptive order from the SEC that permits Funds Management, subject to the approval of the Board of Trustees of the Funds, to select or replace certain subadvisers to manage all or a portion of the Funds’ and underlying Master Portfolios’ assets and enter into, amend or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (“Multi-manager Structure”). The Multi-manager Structure applies to subadvisers that are not affiliated with Funds Management, the Funds or underlying Master Portfolios, except to the extent that affiliation arises solely because such subadvisers provide sub-advisory services to the Funds or Master Portfolios (“Non-affiliated Subadvisers”), as well as subadvisers that are indirect or direct wholly-owned subsidiaries of Funds Management or of another company that, indirectly or directly, wholly owns Funds Management (“Wholly-owned Subadvisers”).

Pursuant to the SEC order, Funds Management, with the approval of the Board of Trustees, has the discretion to terminate any subadvisers and allocate and reallocate the Funds’ and Master Portfolios’ assets among any other Non-affiliated Subadvisers or Wholly-owned Subadvisers. Funds Management, subject to oversight and supervision by the Board of Trustees, has responsibility to continue to oversee any subadvisers to the Funds and Master Portfolios and to recommend, for approval by the Board of Trustees, the hiring, termination and replacement of subadvisers for the Funds and Master Portfolios.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

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6	Wells Fargo Advantage Allocation Funds	Performance highlights (unaudited)

Wells Fargo Advantage Growth Balanced Fund1

Investment objective

The Fund seeks total return, consisting of capital appreciation and current income.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Subadvisers for the master portfolios

Artisan Partners Limited Partnership

Cooke & Bieler, L.P.

Galliard Capital Management, Inc.

Golden Capital Management, LLC

LSV Asset Management

Peregrine Capital Management, Inc.

Phocas Financial Corporation

Wells Capital Management Incorporated

Portfolio managers

Thomas C. Biwer, CFA

Erik J. Sens, CFA

Aldo Ceccarelli, CFA

Kandarp R. Acharya, CFA, FRM

Christian L. Chan, CFA

Average annual total returns (%) as of May 31, 2014

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WFGBX)	10-14-1998	8.27	13.02	5.47	14.87	14.37	6.10	1.39	1.20
Class B (NVGRX)*	10-1-1998	9.00	13.26	5.54	14.00	13.51	5.54	2.14	1.95
Class C (WFGWX)	10-1-1998	12.99	13.52	5.30	13.99	13.52	5.30	2.14	1.95
Administrator Class (NVGBX)	11-11-1994	–	–	–	15.16	14.67	6.36	1.23	0.95
Growth Balanced Composite Index[4]	–	–	–	–	13.78	13.36	7.24	–	–
Barclays U.S. Aggregate Bond Index[5]	–	–	–	–	2.71	4.96	4.99	–	–
MSCI EAFE Index (Net)[6]	–	–	–	–	18.04	11.43	7.06	–	–
Russell 1000® Growth Index[7]	–	–	–	–	22.15	19.04	8.12	–	–
Russell 1000® Value Index[8]	–	–	–	–	19.60	18.44	8.00	–	–
Russell 2000® Index[9]	–	–	–	–	16.79	19.32	8.59	–	–
S&P 500 Index[10]	–	–	–	–	20.45	18.40	7.77	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Please see footnotes on page 8.

Performance highlights (unaudited)	Wells Fargo Advantage Allocation Funds	7

Wells Fargo Advantage Growth Balanced Fund (continued)

Growth of $10,000 investment[11] as of May 31, 2014

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk, mortgage- and asset-backed securities risk, and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 8.

8	Wells Fargo Advantage Allocation Funds	Performance highlights (unaudited)

Wells Fargo Advantage Growth Balanced Fund (continued)

1.	The Fund is a gateway blended fund that invests all of its assets in two or more master portfolios of the Wells Fargo Master Trust in varying proportions. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolios in which it invests.

2.	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

3.	The Adviser has committed through September 30, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Fees from the underlying master portfolios are included in the cap. Without this cap, the Fund’s returns would have been lower.

4.	Source: Wells Fargo Funds Management, LLC. The Growth Balanced Composite Index is weighted 35% in the Barclays U.S. Aggregate Bond Index, 16.25% in the Russell 1000® Value Index, 16.25% in the S&P 500 Index, 16.25% in the Russell 1000® Growth Index, 9.75% in the MSCI EAFE Index (Net), and 6.50% in the Russell 2000® Index. You cannot invest directly in an index.

5.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. You cannot invest directly in an index.

6.	The Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index (Net) is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. Calculations for EAFE use net dividends, which reflect the deduction of withholding taxes. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

7.	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

8.	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

9.	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

10.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

11.	The chart compares the performance of Class A shares for the most recent ten years with the Growth Balanced Composite Index, the Barclays U.S. Aggregate Bond Index, the MSCI EAFE Index (Net), the Russell 1000 Growth Index, the Russell 1000 Value Index, the Russell 2000 Index, and the S&P 500 Index. The chart assumes a hypothetical $10,000 investment in Class A and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

12.	The ten largest long-term holdings are calculated based on the value of the securities of the master portfolios allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

13.	The Barclays U.S. Treasury 20+ Year Index is an unmanaged index composed of securities in the U.S. Treasury Index with maturities of 20 years or greater. You cannot invest directly in an index.

14.	Target allocations are subject to change. Cash and cash equivalents are not reflected in the calculations of target allocations. Neutral target allocation is the target allocation of the Fund as stated in the Fund’s prospectus. Current target allocation is the current allocation of the Fund based on the Tactical Asset Allocation (TAA) Model as of the date specified.

Performance highlights (unaudited)	Wells Fargo Advantage Allocation Funds	9

Wells Fargo Advantage Growth Balanced Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed the Growth Balanced Composite Index and Barclays U.S. Aggregate Bond Index for the 12-month period that ended May 31, 2014. The Fund underperformed the MSCI EAFE Index (Net), Russell 1000 Growth Index, Russell 1000 Value Index, Russell 2000 Index, and S&P 500 Index during the same time period.

■	Stock markets rose sharply during the 12-month period, with most equity indexes (measured by the S&P 500 Index) posting double-digit returns. Bond market returns (measured by the Barclays U.S. Aggregate Bond Index), on the other hand, were more subdued as higher yields kept a lid on prices during the period.

■	The Fund’s tactical shift toward stocks contributed positively to the performance of the Fund relative to its composite benchmark. Meanwhile, the allocation to fixed income had an adverse impact on the performance of the Fund.

A broad-based rally drove equities higher during the period.

Better economic conditions boosted confidence and optimism among investors during the 12-month period. Consequently, equity markets rose sharply during the period as investors’ faith in the economic recovery gained steam. Developed stock markets continued to benefit from easing monetary policies while monetary conditions in emerging markets remained more restrictive. Most broad-based equity indexes, with the exception of emerging markets stocks, closed out the period with double-digit positive returns. Treasury bond returns, on the other hand, were more muted as higher yields had a negative impact on prices during the period. Meanwhile, corporate bonds, both investment-grade and high-yield, posted solid gains as credit spreads tightened.

Although risk markets soared during the period, it was by no means a smooth ride. Worries about tighter monetary conditions, coupled with the uncertainty surrounding the fiscal debate in Washington, D.C., caused a fair amount of volatility during the summer and fall of 2013. However, as the year came to a close and these fears gradually abated, investors were able to shift their focus to the underlying economic fundamentals, which seemed to point to an economic recovery that was on a sound footing. The housing market remained strong, and the unemployment rate continued to trend lower. Meanwhile, rising household wealth had a positive impact on consumer confidence, which rose to a six-year high in the first quarter of 2014.

Ten largest long-term holdings[12] (%) as of May 31, 2014
Apple Incorporated	1.00
U.S. Treasury Note, 0.88%, 5-15-2017	0.80
U.S. Treasury Bond, 4.50%, 2-15-2036	0.79
Exxon Mobil Corporation	0.72
JPMorgan Chase & Company	0.63
U.S. Treasury Note, 0.75%, 3-15-2017	0.62
FNMA, 6.25%, 5-25-2042	0.58
FNMA, 3.50%, 9-1-2032	0.58
Google Incorporated	0.56
Johnson & Johnson	0.54

The team continued to overweight stocks throughout the 12-month period. As the S&P 500 Index outperformed long-term U.S. Treasury bonds, the implementation of the tactical shift toward stocks benefited relative returns. For the period, the S&P 500 Index rose by 20.45%, while the Barclays U.S. Treasury 20+ Year Index13—a commonly used proxy for longer-term Treasury bond performance—gained 3.25%.

The Fund seeks to enhance returns by using a combination of inputs from multiple quantitative and qualitative factors in order to alter the effective allocation between stocks and bonds. The Fund’s neutral allocation is 65% stocks and 35% bonds. During the entire 12-month period, the Fund maintained a tactical allocation toward stocks. In order to implement the tilt toward equities, the Fund employed a futures overlay transaction by maintaining a long position in S&P 500 Index futures and a short position in U.S. Treasury futures.

Please see footnotes on page 8.

10	Wells Fargo Advantage Allocation Funds	Performance highlights (unaudited)

Wells Fargo Advantage Growth Balanced Fund (continued)

Neutral target allocation[14] as of May 31, 2014

Current target allocation[14] as of May 31, 2014

We continue to favor stocks relative to bonds.

We remain optimistic about the long-term outlook for stocks. Economic data has continued to strengthen and optimism about the economic recovery has broadened during the 12-month period. Furthermore, though worries about subdued inflation in Europe and the Federal Reserve’s plan to gradually withdraw liquidity from the financial system may inject some level of volatility in the months to come, it appears as if markets have become more immune to systemic shocks over the past couple of years. Absent any drastic changes in the macroeconomic environment, we do not anticipate making any significant changes to the Fund’s current allocation.

Please see footnotes on page 8.

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12	Wells Fargo Advantage Allocation Funds	Performance highlights (unaudited)

Wells Fargo Advantage Moderate Balanced Fund1

Investment objective

The Fund seeks total return, consisting of current income and capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Subadvisers for the master portfolios

Artisan Partners Limited Partnership

Cooke & Bieler, L.P.

Galliard Capital Management, Inc.

Golden Capital Management, LLC

LSV Asset Management

Peregrine Capital Management, Inc.

Phocas Financial Corporation

Wells Capital Management Incorporated

Portfolio managers

Thomas C. Biwer, CFA

Erik J. Sens, CFA

Aldo Ceccarelli, CFA

Kandarp R. Acharya, CFA, FRM

Christian L. Chan, CFA

Average annual total returns (%) as of May 31, 2014

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WFMAX)	1-30-2004	3.62	9.66	4.72	9.94	10.96	5.34	1.36	1.15
Class B (WMOBX)*	1-30-2004	4.15	9.84	4.79	9.15	10.11	4.79	2.11	1.90
Class C (WFBCX)	1-30-2004	8.15	10.12	4.55	9.15	10.12	4.55	2.11	1.90
Administrator Class (NVMBX)	11-11-1994	–	–	–	10.18	11.22	5.59	1.20	0.90
Moderate Balanced Composite Index[4]	–	–	–	–	9.06	9.46	6.06	–	–
Barclays Short Treasury: 9–12 Months Index[5]	–	–	–	–	0.27	0.45	2.05	–	–
Barclays U.S. Aggregate Bond Index[6]	–	–	–	–	2.71	4.96	4.99	–	–
MSCI EAFE Index (Net)[7]	–	–	–	–	18.04	11.43	7.06	–	–
Russell 1000® Growth Index[8]	–	–	–	–	22.15	19.04	8.12	–	–
Russell 1000® Value Index[9]	–	–	–	–	19.60	18.44	8.00	–	–
Russell 2000® Index[10]	–	–	–	–	16.79	19.32	8.59	–	–
S&P 500 Index[11]	–	–	–	–	20.45	18.40	7.77	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Please see footnotes on page 14.

Performance highlights (unaudited)	Wells Fargo Advantage Allocation Funds	13

Wells Fargo Advantage Moderate Balanced Fund (continued)

Growth of $10,000 investment[12] as of May 31, 2014

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 14.

14	Wells Fargo Advantage Allocation Funds	Performance highlights (unaudited)

Wells Fargo Advantage Moderate Balanced Fund (continued)

1.	The Fund is a gateway blended fund that invests all of its assets in two or more master portfolios of the Wells Fargo Master Trust in varying proportions. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolios in which it invests.

2.	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

3.	The Adviser has committed through September 30, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Fees from the underlying master portfolios are included in the cap. Without this cap, the Fund’s returns would have been lower.

4.	Source: Wells Fargo Funds Management, LLC. The Moderate Balanced Composite Index is weighted 45% in the Barclays U.S. Aggregate Bond Index, 15% in the Barclays Short Treasury: 9-12 Months Index, 10% in the S&P 500 Index, 10% in the Russell 1000® Growth Index, 10% in the Russell 1000® Value Index, 6% in the MSCI EAFE Index (Net), and 4% in the Russell 2000® Index. You cannot invest directly in an index.

5.	The Barclays Short Treasury: 9–12 Months Index is an unmanaged index that includes aged U.S. Treasury bills, notes, and bonds with a remaining maturity from 9 up to (but not including) 12 months. It excludes zero-coupon STRIPS. You cannot invest directly in an index.

6.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. You cannot invest directly in an index.

7.	The Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index (Net) is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. Calculations for EAFE use net dividends, which reflect the deduction of withholding taxes. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

8.	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

9.	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

10.	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

11.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

12.	The chart compares the performance of Class A shares for the most recent ten years with the Moderate Balanced Composite Index, the Barclays Short Treasury: 9-12 Months Index, the Barclays U.S. Aggregate Bond Index, the MSCI EAFE Index (Net), the Russell 1000 Growth Index, the Russell 1000 Value Index, the Russell 2000 Index, and the S&P 500 Index. The chart assumes a hypothetical $10,000 investment in Class A and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

13.	The ten largest long-term holdings are calculated based on the value of the securities of the master portfolios allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

14.	The Barclays U.S. Treasury 20+ Year Index is an unmanaged index composed of securities in the U.S. Treasury Index with maturities of 20 years or greater. You cannot invest directly in an index.

15.	Target allocations are subject to change. Cash and cash equivalents are not reflected in the calculations of target allocations. Neutral target allocation is the target allocation of the Fund as stated in the Fund’s prospectus. Current target allocation is the current allocation of the Fund based on the Tactical Asset Allocation (TAA) Model as of the date specified.

Performance highlights (unaudited)	Wells Fargo Advantage Allocation Funds	15

Wells Fargo Advantage Moderate Balanced Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed the Moderate Balanced Composite Index, Barclays Short Treasury: 9-12 Months Index, and Barclays U.S. Aggregate Bond Index, for the 12-month period that ended May 31, 2014. The Fund underperformed the MSCI EAFE Index (Net), Russell 1000 Growth Index, Russell 1000 Value Index, Russell 2000 Index, and S&P 500 Index during the same time period.

■	Stock markets rose sharply during the 12-month period, with most equity indexes (measured by the S&P 500 Index) posting double-digit returns. Bond market returns (measured by the Barclays U.S. Aggregate Bond Index), on the other hand, were more subdued as higher yields kept a lid on prices during the period.

■	The Fund’s tactical shift toward stocks contributed positively to the performance of the Fund relative to its composite benchmark. Meanwhile, the allocation to fixed income had an adverse impact on the performance of the Fund.

A broad-based rally drove equities higher during the period.

Better economic conditions boosted confidence and optimism among investors during the 12-month period. Consequently, equity markets rose sharply during the period as investors’ faith in the economic recovery gained steam. Developed stock markets continued to benefit from easing monetary policies while monetary conditions in emerging markets remained more restrictive. Most broad-based equity indexes, with the exception of emerging markets stocks, closed out the period with double-digit positive returns. Treasury bond returns, on the other hand, were more muted as higher yields had a negative impact on prices during the period. Meanwhile, corporate bonds, both investment-grade and high-yield, posted solid gains as credit spreads tightened.

Although risk markets soared during the period, it was by no means a smooth ride. Worries about tighter monetary conditions, coupled with the uncertainty surrounding the fiscal debate in Washington, D.C., caused a fair amount of volatility during the summer and fall of 2013. However, as the year came to a close and these fears gradually abated, investors were able to shift their focus to the underlying economic fundamentals, which seemed to point to an economic recovery that was on a sound footing. The housing market remained strong, and the unemployment rate continued to trend lower. Meanwhile, rising household wealth had a positive impact on consumer confidence, which rose to a six-year high in the first quarter of 2014.

Ten largest long-term holdings[13] (%) as of May 31, 2014
U.S. Treasury Bond, 0.88%, 5-15-2017	1.03
U.S. Treasury Bond, 4.50%, 2-15-2036	1.02
FHLMC, 7.50%, 9-25-2043	1.00
U.S. Treasury Bond, 0.75%, 3-15-2017	0.80
FNMA, 6.25%, 5-25-2042	0.75
FNMA, 3.50%, 9-1-2032	0.75
U.S. Treasury Bond, 4.25%, 11-15-2040	0.69
Apple Incorporated	0.61
FNMA, 5.25%, 5-25-2020	0.59
U.S. Treasury Bill, 0.03%, 6-19-2014	0.53

The team continued to overweight stocks throughout the 12-month period. As the S&P 500 Index outperformed long-term U.S. Treasury bonds, the implementation of the tactical shift toward stocks benefited relative returns. For the period, the S&P 500 Index rose by 20.45%, while the Barclays U.S. Treasury 20+ Year Index14—a commonly used proxy for longer-term Treasury bond performance—gained 3.25%.

The Fund seeks to enhance returns by using a combination of inputs from multiple quantitative and qualitative factors in order to alter the effective allocation between stocks and bonds. The Fund’s neutral allocation is 45% stocks and 55% bonds. During the entire 12-month period, the Fund maintained a tactical allocation toward stocks. In order to implement the tilt toward equities, the Fund employed a futures overlay transaction by maintaining a long position in S&P 500 Index futures and a short position in U.S. Treasury futures.

Please see footnotes on page 14.

16	Wells Fargo Advantage Allocation Funds	Performance highlights (unaudited)

Wells Fargo Advantage Moderate Balanced Fund (continued)

Neutral target allocation[15] as of May 31, 2014

Current target allocation[15] as of May 31, 2014

We continue to favor stocks relative to bonds.

We remain optimistic about the long-term outlook for stocks. Economic data has continued to strengthen and optimism about the economic recovery has broadened during the 12-month period. Furthermore, though worries about subdued inflation in Europe and the Federal Reserve’s plan to gradually withdraw liquidity from the financial system may inject some level of volatility in the months to come, it appears as if markets have become more immune to systemic shocks over the past couple of years. Absent any drastic changes in the macroeconomic environment, we do not anticipate making any significant changes to the Fund’s current allocation.

Please see footnotes on page 14.

Fund expenses (unaudited)	Wells Fargo Advantage Allocation Funds	17

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2013 to May 31, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Wells Fargo Advantage Growth Balanced Fund	Beginning account value 12-1-2013	Ending account value 5-31-2014	Expenses paid during the period[1]	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,043.03	$6.11	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.04	1.20%
Class B
Actual	$1,000.00	$1,038.99	$9.91	1.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.21	$9.80	1.95%
Class C
Actual	$1,000.00	$1,039.09	$9.91	1.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.21	$9.80	1.95%
Administrator Class
Actual	$1,000.00	$1,044.36	$4.84	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.19	$4.78	0.95%
Wells Fargo Advantage Moderate Balanced Fund
Class A
Actual	$1,000.00	$1,036.37	$5.84	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	$5.79	1.15%
Class B
Actual	$1,000.00	$1,032.19	$9.63	1.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.46	$9.55	1.90%
Class C
Actual	$1,000.00	$1,032.87	$9.63	1.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.46	$9.55	1.90%
Administrator Class
Actual	$1,000.00	$1,037.23	$4.57	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.44	$4.53	0.90%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

18	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2014

GROWTH BALANCED FUND

Security name				Value

Investment Companies: 99.96%

Affiliated Master Portfolios: 99.96%
Wells Fargo Advantage C&B Large Cap Value Portfolio				$13,653,888
Wells Fargo Advantage Core Bond Portfolio				17,240,962
Wells Fargo Advantage Diversified Large Cap Growth Portfolio				40,671,496
Wells Fargo Advantage Emerging Growth Portfolio				3,761,417
Wells Fargo Advantage Index Portfolio				41,128,293
Wells Fargo Advantage Inflation-Protected Bond Portfolio				8,648,183
Wells Fargo Advantage International Growth Portfolio				12,284,466
Wells Fargo Advantage International Value Portfolio				12,230,004
Wells Fargo Advantage Large Company Value Portfolio				27,252,764
Wells Fargo Advantage Managed Fixed Income Portfolio				60,342,407
Wells Fargo Advantage Small Company Growth Portfolio				3,986,236
Wells Fargo Advantage Small Company Value Portfolio				8,037,155

Total Investment Companies (Cost $213,377,848)				249,237,271

	Yield	Maturity date	Principal
Short-Term Investments: 0.53%

U.S. Treasury Securities: 0.53%
U.S. Treasury Bill #(z)	0.03%	6-19-2014	$1,310,000	1,309,985

Total Short-Term Investments (Cost $1,309,985)				1,309,985

Total investments in securities
(Cost $214,687,833) *	100.49%	250,547,256
Other assets and liabilities, net	(0.49)	(1,222,978)

Total net assets	100.00%	$249,324,278

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. Rate represents current yield to maturity.

*	Cost for federal income tax purposes is $215,632,136 and unrealized gains (losses) consists of:

Gross unrealized gains	$34,915,120
Gross unrealized losses	0

Net unrealized gains	$34,915,120

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2014	Wells Fargo Advantage Allocation Funds	19

MODERATE BALANCED FUND

Security name				Value

Investment Companies: 99.33%

Affiliated Master Portfolios: 99.33%
Wells Fargo Advantage C&B Large Cap Value Portfolio				$5,552,918
Wells Fargo Advantage Core Bond Portfolio				14,893,374
Wells Fargo Advantage Diversified Large Cap Growth Portfolio				16,783,328
Wells Fargo Advantage Emerging Growth Portfolio				1,665,402
Wells Fargo Advantage Index Portfolio				16,773,758
Wells Fargo Advantage Inflation-Protected Bond Portfolio				7,441,036
Wells Fargo Advantage International Growth Portfolio				5,013,765
Wells Fargo Advantage International Value Portfolio				4,954,444
Wells Fargo Advantage Large Company Value Portfolio				11,128,095
Wells Fargo Advantage Managed Fixed Income Portfolio				52,155,601
Wells Fargo Advantage Small Company Growth Portfolio				1,667,376
Wells Fargo Advantage Small Company Value Portfolio				3,338,285
Wells Fargo Advantage Stable Income Portfolio				24,783,186

Total Investment Companies (Cost $150,962,686)				166,150,568

	Yield	Maturity date	Principal
Short-Term Investments: 0.53%

U.S. Treasury Securities: 0.53%
U.S. Treasury Bill #(z)	0.03%	6-19-2014	$880,000	879,989

Total Short-Term Investments (Cost $879,989)				879,989

Total investments in securities
(Cost $151,842,675) *	99.86%	167,030,557
Other assets and liabilities, net	0.14	235,899

Total net assets	100.00%	$167,266,456

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. Rate represents current yield to maturity.

*	Cost for federal income tax purposes is $151,010,887 and unrealized gains (losses) consists of:

Gross unrealized gains	$16,019,670
Gross unrealized losses	0

Net unrealized gains	$16,019,670

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Allocation Funds	Statements of assets and liabilities—May 31, 2014

	Growth Balanced Fund	Moderate Balanced Fund

Assets
Investments
In affiliated Master Portfolios, at value (see cost below)	$249,237,271	$166,150,568
In unaffiliated securities, at value (see cost below)	1,309,985	879,989

Total investments, at value (see cost below)	250,547,256	167,030,557
Receivable for Fund shares sold	206,983	312,890
Receivable for daily variation margin on open futures contracts	43,088	28,644
Receivable from adviser	6,149	9,270
Prepaid expenses and other assets	19,047	22,157

Total assets	250,822,523	167,403,518

Liabilities
Payable for Fund shares redeemed	1,353,897	35,732
Distribution fees payable	8,516	3,153
Administration fees payable	42,855	25,023
Shareholder report expenses payable	19,839	19,104
Shareholder servicing fees payable	54,270	36,276
Professional fees payable	15,361	14,296
Accrued expenses and other liabilities	3,507	3,478

Total liabilities	1,498,245	137,062

Total net assets	$249,324,278	$167,266,456

NET ASSETS CONSIST OF
Paid-in capital	$372,688,234	$148,710,923
Undistributed net investment income	1,111,718	2,352,735
Accumulated net realized gains (losses) on investments	(160,791,551)	718,255
Net unrealized gains on investments	36,315,877	15,484,543

Total net assets	$249,324,278	$167,266,456

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$61,116,879	$18,169,492
Shares outstanding – Class A	1,609,895	783,577
Net asset value per share – Class A	$37.96	$23.19
Maximum offering price per share – Class A2	$40.28	$24.60
Net assets – Class B	$475,923	$380,018
Shares outstanding – Class B	14,009	16,408
Net asset value per share – Class B	$33.97	$23.16
Net assets – Class C	$12,637,308	$4,469,336
Shares outstanding – Class C	379,116	196,152
Net asset value per share – Class C	$33.33	$22.79
Net assets – Administrator Class	$175,094,168	$144,247,610
Shares outstanding – Administrator Class	5,153,458	6,168,616
Net asset value per share – Administrator Class	$33.98	$23.38

Investments in affiliated Master Portfolios, at cost	$213,377,848	$150,962,686

Investments in unaffiliated securities, at cost	$1,309,985	$879,989

Total investments, at cost	$214,687,833	$151,842,675

1.	Each Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statements of operations—year ended May 31, 2014	Wells Fargo Advantage Allocation Funds	21

	Growth Balanced Fund	Moderate Balanced Fund

Investment income
Interest allocated from affiliated Master Portfolios**	$2,779,565	$2,853,908
Dividends allocated from affiliated Master Portfolios*	2,706,439	1,129,438
Securities lending income allocated from affiliated Master Portfolios	50,667	22,600
Interest	658	385
Expenses allocated from affiliated Master Portfolios	(1,365,234)	(906,630)
Waivers allocated from affiliated Master Portfolios	107,146	137,387

Total investment income	4,279,241	3,237,088

Expenses
Advisory fee	616,250	413,638
Administration fees
Fund level	123,250	82,728
Class A	152,966	39,491
Class B	2,040	1,317
Class C	28,990	9,362
Administrator Class	175,732	146,158
Shareholder servicing fees
Class A	147,083	37,973
Class B	1,961	1,266
Class C	27,875	9,002
Administrator Class	438,725	364,531
Distribution fees
Class B	5,884	3,799
Class C	83,624	27,006
Custody and accounting fees	11,224	7,111
Professional fees	32,567	29,728
Registration fees	46,846	39,571
Shareholder report expenses	54,467	41,636
Trustees’ fees and expenses	16,411	16,529
Other fees and expenses	12,409	9,770

Total expenses	1,978,304	1,280,616
Less: Fee waivers and/or expense reimbursements	(628,216)	(481,718)

Net expenses	1,350,088	798,898

Net investment income	2,929,153	2,438,190

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Securities transactions allocated from affiliated Master Portfolios	9,796,150	3,730,825
Futures transactions	5,970,345	2,950,274

Net realized gains on investments	15,766,495	6,681,099

Net change in unrealized gains (losses) on:
Securities transactions allocated from affiliated Master Portfolios	17,609,445	7,704,828
Futures transactions	(1,635,973)	(620,111)

Net change in unrealized gains (losses) on investments	15,973,472	7,084,717

Net realized and unrealized gains (losses) on investments	31,739,967	13,765,816

Net increase in net assets resulting from operations	$34,669,120	$16,204,006

** Net of foreign interest withholding taxes allocated from affiliated Master Portfolios in the amount of	$419	$363
* Net of foreign dividend withholding taxes allocated from affiliated Master Portfolios in the amount of	$66,462	$29,428

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Allocation Funds	Statements of changes in net assets

	Growth Balanced Fund
	Year ended May 31, 2014		Year ended May 31, 2013

Operations
Net investment income		$2,929,153		$3,291,127
Net realized gains on investments		15,766,495		22,185,874
Net change in unrealized gains (losses) on investments		15,973,472		21,087,053

Net increase in net assets resulting from operations		34,669,120		46,564,054

Distributions to shareholders from
Net investment income
Class A		(546,500)		(790,330)
Class B		(1,163)		(6,107)
Class C		(55,253)		(78,360)
Administrator Class		(2,226,393)		(3,056,559)

Total distributions to shareholders		(2,829,309)		(3,931,356)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	194,629	6,998,960	252,844	7,707,814
Class B	3,979	128,300	1,720	47,281
Class C	99,662	3,144,748	55,670	1,517,079
Administrator Class	686,725	22,150,590	682,034	18,741,686

		32,422,598		28,013,860

Reinvestment of distributions
Class A	14,849	539,599	26,105	783,165
Class B	35	1,141	227	6,107
Class C	1,637	52,395	2,921	77,436
Administrator Class	67,509	2,193,375	112,461	3,019,584

		2,786,510		3,886,292

Payment for shares redeemed
Class A	(271,847)	(9,792,448)	(385,427)	(11,789,241)
Class B	(22,505)	(727,480)	(38,181)	(1,038,792)
Class C	(39,648)	(1,259,505)	(53,297)	(1,442,155)
Administrator Class	(1,460,577)	(47,159,492)	(3,759,086)	(97,832,397)

		(58,938,925)		(112,102,585)

Net decrease in net assets resulting from capital share transactions		(23,729,817)		(80,202,433)

Total increase (decrease) in net assets		8,109,994		(37,569,735)

Net assets
Beginning of period		241,214,284		278,784,019

End of period		$249,324,278		$241,214,284

Undistributed net investment income		$1,111,718		$1,064,952

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage Allocation Funds	23

	Moderate Balanced Fund
	Year ended May 31, 2014		Year ended May 31, 2013

Operations
Net investment income		$2,438,190		$2,729,351
Net realized gains on investments		6,681,099		12,235,693
Net change in unrealized gains (losses) on investments		7,084,717		7,981,882

Net increase in net assets resulting from operations		16,204,006		22,946,926

Distributions to shareholders from
Net investment income
Class A		(97,654)		(174,454)
Class B		(736)		(6,037)
Class C		(14,477)		(26,366)
Administrator Class		(970,104)		(2,930,711)

Total distributions to shareholders		(1,082,971)		(3,137,568)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	452,763	9,968,564	106,892	2,150,751
Class B	3,798	81,897	6,379	129,702
Class C	83,699	1,821,475	32,118	642,068
Administrator Class	814,765	18,218,885	644,259	13,114,398

		30,090,821		16,036,919

Reinvestment of distributions
Class A	4,246	94,771	8,688	172,200
Class B	30	668	271	5,404
Class C	559	12,306	1,191	23,401
Administrator Class	42,641	958,985	144,213	2,874,170

		1,066,730		3,075,175

Payment for shares redeemed
Class A	(161,021)	(3,577,396)	(155,234)	(3,093,238)
Class B	(16,252)	(358,633)	(20,626)	(416,879)
Class C	(11,008)	(242,512)	(34,884)	(701,338)
Administrator Class	(1,559,569)	(35,094,813)	(3,018,081)	(60,096,397)

		(39,273,354)		(64,307,852)

Net decrease in net assets resulting from capital share transactions		(8,115,803)		(45,195,758)

Total increase (decrease) in net assets		7,005,232		(25,386,400)

Net assets
Beginning of period		160,261,224		185,647,624

End of period		$167,266,456		$160,261,224

Undistributed net investment income		$2,352,735		$1,013,827

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Allocation Funds	Financial highlights

Growth Balanced Fund	Beginning net asset value per share	Net investment income[1]		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share
Class A
Year ended May 31, 2014	$33.35	0.35		4.60	(0.34)	0.00	$37.96
Year ended May 31, 2013	$27.77	0.32		5.70	(0.44)	0.00	$33.35
Year ended May 31, 2012	$29.34	0.39	[4]	(1.73)	(0.23)	0.00	$27.77
Year ended May 31, 2011[5]	$25.89	0.23		4.11	(0.89)	0.00	$29.34
Year ended September 30, 2010	$24.12	0.40	[4]	1.75	(0.38)	0.00	$25.89
Year ended September 30, 2009	$25.63	0.41	[4]	(1.32)	(0.52)	(0.08)	$24.12
Class B
Year ended May 31, 2014	$29.84	0.08	[4]	4.10	(0.05)	0.00	$33.97
Year ended May 31, 2013	$24.80	0.12	[4]	5.05	(0.13)	0.00	$29.84
Year ended May 31, 2012	$26.17	0.15	[4]	(1.52)	0.00	0.00	$24.80
Year ended May 31, 2011[5]	$23.07	0.12	[4]	3.62	(0.64)	0.00	$26.17
Year ended September 30, 2010	$21.46	0.22	[4]	1.53	(0.14)	0.00	$23.07
Year ended September 30, 2009	$22.70	0.22	[4]	(1.13)	(0.25)	(0.08)	$21.46
Class C
Year ended May 31, 2014	$29.38	0.10	[4]	4.00	(0.15)	0.00	$33.33
Year ended May 31, 2013	$24.52	0.13	[4]	4.98	(0.25)	0.00	$29.38
Year ended May 31, 2012	$25.94	0.16	[4]	(1.53)	(0.05)	0.00	$24.52
Year ended May 31, 2011[5]	$22.93	0.12	[4]	3.60	(0.71)	0.00	$25.94
Year ended September 30, 2010	$21.42	0.19	[4]	1.56	(0.24)	0.00	$22.93
Year ended September 30, 2009	$22.77	0.23	[4]	(1.17)	(0.33)	(0.08)	$21.42
Administrator Class
Year ended May 31, 2014	$29.89	0.41	[4]	4.10	(0.42)	0.00	$33.98
Year ended May 31, 2013	$24.93	0.65	[4]	4.82	(0.51)	0.00	$29.89
Year ended May 31, 2012	$26.39	0.41	[4]	(1.57)	(0.30)	0.00	$24.93
Year ended May 31, 2011[5]	$23.39	0.31	[4]	3.64	(0.95)	0.00	$26.39
Year ended September 30, 2010	$21.81	0.46	[4]	1.55	(0.43)	0.00	$23.39
Year ended September 30, 2009	$23.29	0.41	[4]	(1.21)	(0.60)	(0.08)	$21.81

1.	Includes net expenses allocated from affiliated Master Portfolios in which the Fund invests.

2.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

3.	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s portfolio turnover rate.

4.	Calculated based upon average shares outstanding

5.	For the eight months ended May 31, 2011. The Fund changed its fiscal year end from September 30 to May 31, effective May 31, 2011.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Allocation Funds	25

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income[1]	Gross expenses[1]	Net expenses[1]

1.05%	1.39%	1.20%	14.87%	77%	$61,117
1.23%	1.39%	1.20%	21.85%	80%	$55,777
1.40%	1.36%	1.20%	(4.53)%	107%	$49,403
1.43%	1.35%	1.20%	17.02%	70%	$60,055
1.61%	1.38%	1.20%	9.00%	94%	$55,284
1.95%	1.32%	1.20%	(2.95)%	105%	$55,318

0.25%	2.14%	1.95%	14.00%	77%	$476
0.45%	2.12%	1.95%	20.91%	80%	$970
0.61%	2.10%	1.95%	(5.23)%	107%	$1,704
0.62%	2.09%	1.95%	16.43%	70%	$4,163
0.96%	2.12%	1.95%	8.19%	94%	$6,924
1.21%	2.08%	1.95%	(3.66)%	105%	$13,869

0.31%	2.14%	1.95%	13.99%	77%	$12,637
0.48%	2.14%	1.95%	20.97%	80%	$9,326
0.65%	2.11%	1.95%	(5.26)%	107%	$7,656
0.68%	2.10%	1.95%	16.45%	70%	$8,388
0.84%	2.12%	1.95%	8.20%	94%	$7,665
1.21%	2.06%	1.95%	(3.69)%	105%	$7,738

1.29%	1.23%	0.95%	15.16%	77%	$175,094
1.47%	1.22%	0.95%	22.18%	80%	$175,142
1.64%	1.20%	0.95%	(4.30)%	107%	$220,021
1.66%	1.19%	0.95%	17.19%	70%	$273,174
2.04%	1.19%	0.95%	9.32%	94%	$287,073
2.18%	1.14%	0.95%	(2.68)%	105%	$861,399

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage Allocation Funds	Financial highlights

Moderate Balanced Fund	Beginning net asset value per share	Net investment income[1]		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share
Class A
Year ended May 31, 2014	$21.21	0.29	[4]	1.82	(0.13)	0.00	$23.19
Year ended May 31, 2013	$18.84	0.21		2.50	(0.34)	0.00	$21.21
Year ended May 31, 2012	$19.64	0.32		(0.54)	(0.58)	0.00	$18.84
Year ended May 31, 2011[5]	$17.97	0.28		1.80	(0.41)	0.00	$19.64
Year ended September 30, 2010	$17.12	0.38	[4]	1.03	(0.56)	0.00	$17.97
Year ended September 30, 2009	$17.85	0.38		(0.36)	(0.57)	(0.18)	$17.12
Class B
Year ended May 31, 2014	$21.25	0.11	[4]	1.83	(0.03)	0.00	$23.16
Year ended May 31, 2013	$18.86	0.13	[4]	2.43	(0.17)	0.00	$21.25
Year ended May 31, 2012	$19.58	0.18	[4]	(0.53)	(0.37)	0.00	$18.86
Year ended May 31, 2011[5]	$17.85	0.14	[4]	1.84	(0.25)	0.00	$19.58
Year ended September 30, 2010	$16.99	0.30		0.97	(0.41)	0.00	$17.85
Year ended September 30, 2009	$17.67	0.26	[4]	(0.34)	(0.42)	(0.18)	$16.99
Class C
Year ended May 31, 2014	$20.96	0.12	[4]	1.80	(0.09)	0.00	$22.79
Year ended May 31, 2013	$18.63	0.11		2.42	(0.20)	0.00	$20.96
Year ended May 31, 2012	$19.45	0.18	[4]	(0.53)	(0.47)	0.00	$18.63
Year ended May 31, 2011[5]	$17.77	0.14	[4]	1.83	(0.29)	0.00	$19.45
Year ended September 30, 2010	$16.96	0.28	[4]	0.99	(0.46)	0.00	$17.77
Year ended September 30, 2009	$17.64	0.26	[4]	(0.34)	(0.42)	(0.18)	$16.96
Administrator Class
Year ended May 31, 2014	$21.36	0.38		1.79	(0.15)	0.00	$23.38
Year ended May 31, 2013	$18.96	0.41		2.38	(0.39)	0.00	$21.36
Year ended May 31, 2012	$19.77	0.40		(0.58)	(0.63)	0.00	$18.96
Year ended May 31, 2011[5]	$18.11	0.29		1.83	(0.46)	0.00	$19.77
Year ended September 30, 2010	$17.23	0.52	[4]	0.95	(0.59)	0.00	$18.11
Year ended September 30, 2009	$17.98	0.42	[4]	(0.37)	(0.62)	(0.18)	$17.23

1.	Includes net expenses allocated from affiliated Master Portfolios in which the Fund invests.

2.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

3.	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s portfolio turnover rate.

4.	Calculated based upon average shares outstanding

5.	For the eight months ended May 31, 2011. The Fund changed its fiscal year end from September 30 to May 31, effective May 31, 2011.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Allocation Funds	27

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income[1]	Gross expenses[1]	Net expenses[1]

1.29%	1.36%	1.15%	9.94%	89%	$18,169
1.41%	1.36%	1.15%	14.57%	86%	$10,344
1.68%	1.33%	1.15%	(0.93)%	115%	$9,935
1.89%	1.34%	1.15%	11.72%	70%	$10,702
2.42%	1.37%	1.15%	8.41%	103%	$7,992
2.47%	1.31%	1.15%	0.94%	116%	$8,669

0.50%	2.11%	1.90%	9.15%	89%	$380
0.65%	2.11%	1.90%	13.65%	86%	$613
0.94%	2.08%	1.90%	(1.66)%	115%	$807
1.11%	2.09%	1.90%	11.16%	70%	$1,097
1.65%	2.12%	1.90%	7.58%	103%	$1,257
1.72%	2.06%	1.90%	0.19%	116%	$1,720

0.54%	2.11%	1.90%	9.15%	89%	$4,469
0.66%	2.11%	1.90%	13.65%	86%	$2,576
0.92%	2.08%	1.90%	(1.67)%	115%	$2,319
1.16%	2.09%	1.90%	11.17%	70%	$2,364
1.59%	2.12%	1.90%	7.58%	103%	$1,726
1.72%	2.05%	1.90%	0.21%	116%	$1,445

1.52%	1.20%	0.90%	10.18%	89%	$144,248
1.66%	1.20%	0.90%	14.81%	86%	$146,729
1.92%	1.17%	0.90%	(0.66)%	115%	$172,587
2.14%	1.18%	0.90%	11.93%	70%	$192,305
3.06%	1.18%	0.90%	8.65%	103%	$176,179
2.72%	1.13%	0.90%	1.14%	116%	$330,340

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Advantage Allocation Funds	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the following funds: the Wells Fargo Advantage Growth Balanced Fund (“Growth Balanced Fund”) and the Wells Fargo Advantage Moderate Balanced Fund (“Moderate Balanced Fund”) (each, a “Fund”, collectively, the “Funds”). Each Fund is a diversified series of the Trust.

The Funds each seek to achieve their investment objective by investing all investable assets in one or more separate diversified portfolios (each, an “affiliated Master Portfolio”, collectively, the “affiliated Master Portfolios”) of Wells Fargo Master Trust, a registered open-end management investment company. Each affiliated Master Portfolio directly acquires portfolio securities, and a Fund investing in an affiliated Master Portfolio acquires an indirect interest in those securities. Each Fund accounts for its investment in the affiliated Master Portfolios as partnership investments and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolios for the year ended May 31,2014 are included in this report and should be read in conjunction with each Fund’s financial statements. As of May 31, 2014, the Funds own the following percentages of the affiliated Master Portfolios:

	Growth Balanced Fund		Moderate Balanced Fund
Wells Fargo Advantage C&B Large Cap Value Portfolio	4%		2%
Wells Fargo Advantage Core Bond Portfolio	1		1
Wells Fargo Advantage Diversified Large Cap Growth Portfolio	28		12
Wells Fargo Advantage Emerging Growth Portfolio	0	*	0	*
Wells Fargo Advantage Index Portfolio	1		1
Wells Fargo Advantage Inflation-Protected Bond Portfolio	18		16
Wells Fargo Advantage International Growth Portfolio	8		3
Wells Fargo Advantage International Value Portfolio	2		1
Wells Fargo Advantage Large Company Value Portfolio	28		12
Wells Fargo Advantage Managed Fixed Income Portfolio	54		46
Wells Fargo Advantage Small Company Growth Portfolio	1		0	*
Wells Fargo Advantage Small Company Value Portfolio	4		2
Wells Fargo Advantage Stable Income Portfolio	N/A		100

*	The amount invested is less than 1%.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Investments in the affiliated Master Portfolios are valued daily based on each Fund’s proportionate share of each affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolios are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolios, which are included elsewhere in this report.

Futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.

Notes to financial statements	Wells Fargo Advantage Allocation Funds	29

Short-term securities, with maturities of 60 days or less at time of purchase, generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Funds. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Futures contracts

Each Fund is subject to interest rate risk and equity price risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset or liability and in the Statements of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis by each Fund and each affiliated Master Portfolio. Realized gains or losses in each affiliated Master Portfolio are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method by each Fund and each affiliated Master Portfolio. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income in each affiliated Master Portfolio is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the affiliated Master Portfolio is informed of the ex-dividend date.

Income from foreign securities in each affiliated Master Portfolio is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Each Fund records daily its proportionate share of each affiliated Master Portfolio’s interest and dividend income and realized and unrealized gains or losses.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

30	Wells Fargo Advantage Allocation Funds	Notes to financial statements

Federal and other taxes

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Each Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed each Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to each Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At May 31, 2014, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statements of Assets and Liabilities:

	Paid-in capital	Undistributed net investment income	Accumulated net realized gains (losses) on investments
Growth Balanced Fund	$(18)	$(53,078)	$53,096
Moderate Balanced Fund	(15)	(16,311)	16,326

As of May 31, 2014, Growth Balanced Fund had capital loss carryforwards that are available to offset future net realized capital gains in the amount of $159,605,297 with $7,499,740 expiring in 2016; $69,527,330 expiring in 2017; and $82,578,227 expiring in 2018.

Class allocations

The separate classes of shares offered by each Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). Each Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Advantage Allocation Funds	31

As of May 31, 2014, the inputs used in valuing investments in securities were as follows:

Growth Balanced Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets

Investments in:

Affiliated master portfolios	$0	$249,237,271	$0	$249,237,271

Short-term investments
U.S. Treasury securities	0	1,309,985	0	1,309,985

	0	250,547,256	0	250,547,256
Futures contracts	43,088	0	0	43,088
Total assets	$43,088	$250,547,256	$0	$250,590,344

Moderate Balanced Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets

Investments in:

Affiliated master portfolios	$0	$166,150,568	$0	$166,150,568

Short-term investments
U.S. Treasury securities	0	879,989	0	879,989

	0	167,030,557	0	167,030,557
Futures contracts	28,644	0	0	28,644
Total assets	$28,644	$167,030,557	$0	$167,059,201

Futures contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All other assets and liabilities included in the are reported at their market value at measurement date.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended May 31, 2014, the Funds did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fees

The Trust has entered into an advisory contract with Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Funds.

Funds Management is entitled to receive an annual advisory fee starting at 0.25% and declining to 0.19% as the average daily net assets of each Fund increase. For the year ended May 31, 2014, the advisory fee was equivalent to an annual rate of 0.25% of each Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Funds. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect, wholly owned subsidiary of Wells Fargo, is the subadviser to each Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.10% and declining to 0.05% as the average daily net assets of each Fund increase.

Funds Management also serves as the adviser to each affiliated Master Portfolio and is entitled to receive a fee from each affiliated Master Portfolio for those services.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from each Fund an annual

32	Wells Fargo Advantage Allocation Funds	Notes to financial statements

fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of each Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.26%
Administrator Class	0.10

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Funds. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through September 30, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap each Fund’s expenses as follows:

	Class A	Class B	Class C	Administrator Class
Growth Balanced Fund	1.20%	1.95%	1.95%	0.95%
Moderate Balanced Fund	1.15	1.90	1.90	0.90

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter of each Fund, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charges from purchases of Class A shares and the contingent deferred sales charges from redemptions of Class A, Class B, and Class C shares. For the year ended May 31, 2014, Funds Distributor received the following amounts in front-end sales charges and contingent deferred sales charges:

	Front-end sales charges Class A	Contingent deferred sales charges Class C
Growth Balanced Fund	$18,257	$141
Moderate Balanced Fund	7,327	0

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C and Administrator Class of each applicable Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2014 were as follows:

	Purchases at cost*		Sales proceeds*
	U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
Growth Balanced Fund	$120,243,891	$88,723,522	$119,846,060	$108,593,486
Moderate Balanced Fund	105,099,952	58,282,243	104,744,323	61,188,985

*	The Funds seek to achieve their investment objective by investing some or all of their investable assets in one or more affiliated Master Portfolios. Purchases and sales related to these investments have been calculated by aggregating the results of multiplying each Fund’s ownership percentage of the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. Purchases and sales of unaffiliated securities in which the Funds invest are actual purchases and sale of those securities.

Notes to financial statements	Wells Fargo Advantage Allocation Funds	33

6. DERIVATIVE TRANSACTIONS

During the year ended May 31, 2014, the Funds entered into futures contracts to gain market exposure to certain asset classes consistent with an active asset allocation strategy.

At May 31, 2014, the Funds had long and short futures contracts outstanding as follows:

	Expiration date	Counterparty	Contracts	Type	Contract value at May 31, 2014	Unrealized gains (losses)
Growth Balanced Fund	6-19-2014	Goldman Sachs	26 Long	S&P 500 Index	$12,489,750	$531,258
	9-19-2014	Goldman Sachs	90 Short	U.S. Treasury Note	12,372,188	(74,804)
Moderate Balanced Fund	6-19-2014	Goldman Sachs	17 Long	S&P 500 Index	$8,166,375	$347,361
	9-19-2014	Goldman Sachs	61 Short	U.S. Treasury Note	8,385,594	(50,700)

The Funds had an average notional amounts in futures contracts outstanding during the year ended May 31, 2014, as follows:

	Long contracts	Short contracts
Growth Balanced Fund	$22,897,977	$23,408,941
Moderate Balanced Fund	12,726,765	12,870,640

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of May 31, 2014 was as follows for Growth Balanced Fund:

	Asset derivatives			Liability derivatives
	Statements of Assets and Liabilities location	Fair value		Statements of Assets and Liabilities location	Fair value
Interest rate contracts	Net assets – Net unrealized gains on investments	$0		Net assets – Net unrealized gains on investments	74,804	*
Equity contracts	Net assets – Net unrealized gains on investments	531,258	*	Net assets – Net unrealized gains on investments	0
		$531,258			$74,804

*	Amount represents cumulative unrealized gains/losses on futures contracts. Only the recievable for variation margin as of May 31, 2014, which represents the current day’s variation margin, is reported separately on the Statements of Assets and Liabilities.

The effect of derivative instruments on the Statements of Operations for the year ended May 31, 2014, was as follows for Growth Balanced Fund:

	Amount of realized gains on derivatives	Change in unrealized gains (losses) on derivatives
Interest rate contracts	$428,391	$(138,433)
Equity contracts	5,541,954	(1,497,540)
	$5,970,345	$(1,635,973)

The fair value of derivative instruments as of May 31, 2014 was as follows for Moderate Balanced Fund:

	Asset derivatives			Liability derivatives
	Statements of Assets and Liabilities location	Fair value		Statements of Assets and Liabilities location	Fair value
Interest rate contracts	Net assets – Net unrealized gains on investments	$0		Net assets –Net unrealized gains on investments	50,700	*
Equity contracts	Net assets – Net unrealized gains on investments	347,361	*	Net assets –Net unrealized gains on investments	0
		$347,361			$50,700

*	Amount represents cumulative unrealized gains/losses on futures contracts. Only the recievable for variation margin as of May 31, 2014, which represents the current day’s variation margin, is reported separately on the Statements of Assets and Liabilities.

34	Wells Fargo Advantage Allocation Funds	Notes to financial statements

The effect of derivative instruments on the Statements of Operations for the year ended May 31, 2014, was as follows for Moderate Balanced Fund:

	Amount of realized gains (losses) on derivatives	Change in unrealized gains (losses) on derivatives
Interest rate contracts	$(28,882)	$(78,449)
Equity contracts	2,979,156	(541,662)
	2,950,274	(620,111)

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, will be reported separately in the Statements of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statements of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statements of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

	Derivative type	Counterparty	Gross amounts of assets in the Statements of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Growth Balanced Fund	Futures – variation margin	Goldman Sachs	$43,088	$0	$0	$43,088
Moderate Balanced Fund	Futures – variation margin	Goldman Sachs	28,644	0	0	28,644

7. BANK BORROWINGS

Each Fund and certain funds in the Trust are party to a $25,000,000 revolving credit agreement with the Bank of New York Mellon, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to each Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.15% of the unused balance is allocated to each participating fund. For the year ended May 31, 2014, the Funds paid the following amounts in commitment fees:

Commitment fee
Growth Balanced Fund	$643
Moderate Balanced Fund	327

For the year ended May 31, 2014, there were no borrowings by the Funds under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended May 31, 2014 and May 31, 2013 were as follows:

	Ordinary income
	2014	2013
Growth Balanced Fund	$2,829,309	$3,931,356
Moderate Balanced Fund	1,082,971	3,137,568

Notes to financial statements	Wells Fargo Advantage Allocation Funds	35

As of May 31 2014, the components of distributable earnings on a tax basis were as follows:

	Undistributed ordinary income	Undistributed long-term gain	Unrealized gains	Capital loss carryforward
Growth Balanced Fund	$1,326,221	$0	$34,915,120	$(159,605,297)
Moderate Balanced Fund	2,415,576	120,287	16,019,670	0

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated.

36	Wells Fargo Advantage Allocation Funds	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Wells Fargo Advantage Growth Balanced Fund, and Wells Fargo Advantage Moderate Balanced Fund, two of the funds constituting the Wells Fargo Funds Trust (the “Funds”), as of May 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, the period from October 1, 2010 to May 31, 2011, and each of the years in the two-year period ended September 30, 2010. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included agreement of investments owned as of May 31, 2014 to the Master Portfolios’ records (see Note 1) and confirmation of securities owned with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of Wells Fargo Funds Trust as of May 31, 2014, the results of their operations, changes in their net assets, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 28, 2014

Portfolio of investments—May 31, 2014	Wells Fargo Advantage Allocation Funds	37

C&B LARGE CAP VALUE PORTFOLIO

Security name	Shares	Value

Common Stocks: 93.99%

Consumer Discretionary: 14.06%

Hotels, Restaurants & Leisure: 4.56%
Carnival Corporation	181,400	$7,261,442
McDonald’s Corporation	70,900	7,191,387

		14,452,829

Household Durables: 1.14%
NVR Incorporated †	3,245	3,613,762

Media: 4.73%
Omnicom Group Incorporated	119,900	8,530,885
Twenty-First Century Fox Incorporated	182,200	6,451,702

		14,982,587

Multiline Retail: 2.35%
Kohl’s Corporation	137,100	7,463,724

Specialty Retail: 1.28%
PetSmart Incorporated	70,500	4,051,635

Consumer Staples: 11.37%

Beverages: 2.16%
Coca-Cola Enterprises Incorporated	66,600	3,039,624
Diageo plc ADR	29,600	3,812,184

		6,851,808

Food Products: 2.38%
Unilever NV ADR	173,800	7,544,658

Household Products: 4.35%
Colgate-Palmolive Company	67,100	4,589,640
Henkel AG & Company KGaA ADR «	51,200	5,171,200
Procter & Gamble Company	49,900	4,031,421

		13,792,261

Tobacco: 2.48%
Philip Morris International	88,600	7,844,644

Energy: 7.23%

Oil, Gas & Consumable Fuels: 7.23%
Chevron Corporation	42,300	5,194,017
Devon Energy Corporation	112,700	8,328,530
Exxon Mobil Corporation	58,400	5,870,952
World Fuel Services Corporation	76,300	3,537,268

		22,930,767

The accompanying notes are an integral part of these financial statements.

38	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2014

C&B LARGE CAP VALUE PORTFOLIO

Security name	Shares	Value

Financials: 23.34%

Banks: 6.94%
Bank of America Corporation	334,100	$5,058,274
JPMorgan Chase & Company	172,900	9,608,053
PNC Financial Services Group Incorporated	86,000	7,333,220

		21,999,547

Capital Markets: 4.78%
Charles Schwab Corporation	188,700	4,757,127
State Street Corporation	159,100	10,384,457

		15,141,584

Consumer Finance: 2.30%
American Express Company	79,600	7,283,400

Diversified Financial Services: 2.15%
Berkshire Hathaway Incorporated Class B †	53,000	6,802,020

Insurance: 7.17%
Axis Capital Holdings Limited	67,350	3,097,427
RenaissanceRe Holdings Limited	70,400	7,333,568
The Progressive Corporation	311,900	7,806,857
Willis Group Holdings plc	107,300	4,500,162

		22,738,014

Health Care: 12.68%

Health Care Equipment & Supplies: 3.65%
Baxter International Incorporated	102,900	7,656,789
Becton Dickinson & Company	33,100	3,895,870

		11,552,659

Health Care Providers & Services: 6.42%
Cardinal Health Incorporated	103,000	7,274,890
Laboratory Corporation of America Holdings †	64,400	6,606,152
UnitedHealth Group Incorporated	81,400	6,481,882

		20,362,924

Pharmaceuticals: 2.61%
Johnson & Johnson	81,600	8,279,136

Industrials: 9.64%

Air Freight & Logistics: 1.94%
United Parcel Service Incorporated Class B	59,200	6,149,696

Commercial Services & Supplies: 2.12%
Cintas Corporation	108,000	6,708,960

Industrial Conglomerates: 2.71%
3M Company	60,400	8,610,020

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2014	Wells Fargo Advantage Allocation Funds	39

C&B LARGE CAP VALUE PORTFOLIO

Security name		Shares	Value

Machinery: 2.87%
Illinois Tool Works Incorporated		51,400	$4,448,670
Parker Hannifin Corporation		37,100	4,646,033

			9,094,703

Information Technology: 8.61%

Communications Equipment: 1.64%
QUALCOMM Incorporated		64,700	5,205,115

IT Services: 4.45%
Fiserv Incorporated †		117,000	7,032,870
Western Union Company		436,100	7,051,737

			14,084,607

Semiconductors & Semiconductor Equipment: 1.00%
Lam Research Corporation †		51,100	3,170,244

Software: 1.52%
Microsoft Corporation		117,600	4,814,544

Materials: 7.06%

Containers & Packaging: 7.06%
Ball Corporation		104,200	6,289,512
Crown Holdings Incorporated †		205,600	10,043,560
Rock-Tenn Company Class A		59,900	6,051,697

			22,384,769

Total Common Stocks (Cost $199,176,083)			297,910,617

	Dividend yield

Preferred Stocks: 0.50%

Consumer Staples: 0.50%

Household Products: 0.50%
Henkel AG & Company KGaA ADR ±	0.01%	13,600	1,572,414

Total Preferred Stocks (Cost $597,017)			1,572,414

	Yield
Short-Term Investments: 4.26%

Investment Companies: 4.26%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.07	13,450,821	13,450,821
Wells Fargo Securities Lending Cash Investments, LLC (r)(v)(l)(u)	0.10	62,700	62,700

Total Short-Term Investments (Cost $13,513,521)			13,513,521

Total investments in securities
(Cost $213,286,621) *	98.75%	312,996,552
Other assets and liabilities, net	1.25	3,951,903

Total net assets	100.00%	$316,948,455

The accompanying notes are an integral part of these financial statements.

40	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2014

C&B LARGE CAP VALUE PORTFOLIO

†	Non-income-earning security

«	All or a portion of this security is on loan.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(l)	Represents an affiliate of the Fund under Sections 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940, as amended

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

(v)	Security represents investment of cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $222,399,035 and unrealized gains (losses) consists of:

Gross unrealized gains	$101,144,386
Gross unrealized losses	(10,546,869)

Net unrealized gains	$90,597,517

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2014	Wells Fargo Advantage Allocation Funds	41

DIVERSIFIED LARGE CAP GROWTH PORTFOLIO

Security name	Shares	Value

Common Stocks: 92.97%

Consumer Discretionary: 21.99%

Auto Components: 1.00%
BorgWarner Incorporated	1,860	$116,975
Delphi Automotive plc	19,120	1,320,427

		1,437,402

Distributors: 0.34%
LKQ Corporation †	17,530	486,282

Hotels, Restaurants & Leisure: 4.21%
Chipotle Mexican Grill Incorporated †	3,740	2,046,117
Hilton Worldwide Holdings Incorporated †	5,388	121,877
Las Vegas Sands Corporation	12,710	972,569
Marriott International Incorporated Class A	8,900	548,418
Starbucks Corporation	21,654	1,585,939
Wynn Resorts Limited	3,540	760,994

		6,035,914

Internet & Catalog Retail: 4.70%
Amazon.com Incorporated †	8,770	2,741,064
Netflix Incorporated †	2,980	1,245,133
priceline.com Incorporated †	2,150	2,749,055

		6,735,252

Media: 3.76%
CBS Corporation Class B	13,090	780,295
Liberty Global plc Class C †	31,460	1,346,488
The Walt Disney Company	14,060	1,181,181
Time Warner Incorporated	13,420	937,119
Twenty-First Century Fox Incorporated	32,530	1,151,887

		5,396,970

Multiline Retail: 1.81%
Dollar Tree Incorporated †	38,050	2,017,792
Nordstrom Incorporated	8,500	578,510

		2,596,302

Specialty Retail: 3.49%
Cabela’s Incorporated «†	7,230	442,693
CarMax Incorporated †	37,280	1,651,877
O’Reilly Automotive Incorporated †	4,820	713,119
TJX Companies Incorporated	20,140	1,096,623
Tractor Supply Company	16,900	1,098,838

		5,003,150

The accompanying notes are an integral part of these financial statements.

42	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2014

DIVERSIFIED LARGE CAP GROWTH PORTFOLIO

Security name	Shares	Value

Textiles, Apparel & Luxury Goods: 2.68%
Michael Kors Holdings Limited †	7,005	$661,132
Nike Incorporated Class B	27,530	2,117,332
Under Armour Incorporated Class A †	7,330	372,291
VF Corporation	11,110	700,152

		3,850,907

Consumer Staples: 4.90%

Beverages: 1.23%
Constellation Brands Incorporated Class A †	21,030	1,769,254

Food & Staples Retailing: 2.81%
Costco Wholesale Corporation	12,610	1,463,012
Sprouts Farmers Market Incorporated †	13,983	378,939
Walgreen Company	10,450	751,460
Whole Foods Market Incorporated	37,440	1,431,706

		4,025,117

Household Products: 0.40%
Colgate-Palmolive Company	8,300	567,720

Personal Products: 0.46%
Estee Lauder Companies Incorporated Class A	8,650	662,763

Energy: 5.11%

Energy Equipment & Services: 1.11%
Halliburton Company	14,090	910,778
Schlumberger Limited	6,620	688,745

		1,599,523

Oil, Gas & Consumable Fuels: 4.00%
Antero Resources Corporation †	14,032	862,968
Concho Resources Incorporated †	12,940	1,705,492
Continental Resources Incorporated «†	2,210	310,196
EOG Resources Incorporated	1,680	177,744
Pioneer Natural Resources Company	12,750	2,679,540

		5,735,940

Financials: 7.11%

Banks: 0.42%
First Republic Bank	11,940	607,268

Capital Markets: 2.25%
Affiliated Managers Group Incorporated †	4,390	827,954
Ameriprise Financial Incorporated	4,590	516,880
Northern Trust Corporation	6,400	386,560
TD Ameritrade Holding Corporation	49,450	1,500,313

		3,231,707

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2014	Wells Fargo Advantage Allocation Funds	43

DIVERSIFIED LARGE CAP GROWTH PORTFOLIO

Security name	Shares	Value

Consumer Finance: 2.83%
American Express Company	31,570	$2,888,655
Discover Financial Services	19,700	1,164,861

		4,053,516

Diversified Financial Services: 0.69%
IntercontinentalExchange Incorporated	5,050	991,820

Insurance: 0.73%
Aon plc	11,700	1,052,298

REITs: 0.19%
American Tower Corporation	2,950	264,409

Health Care: 13.98%

Biotechnology: 7.53%
Alexion Pharmaceuticals Incorporated †	19,100	3,176,712
Biogen Idec Incorporated †	7,690	2,455,955
BioMarin Pharmaceutical Incorporated †	3,660	212,134
Celgene Corporation †	13,450	2,058,254
Gilead Sciences Incorporated †	18,080	1,468,277
Medivation Incorporated †	2,120	154,400
Regeneron Pharmaceuticals Incorporated †	4,160	1,276,954

		10,802,686

Health Care Equipment & Supplies: 1.22%
Boston Scientific Corporation †	47,880	614,300
Covidien plc	15,580	1,139,054

		1,753,354

Health Care Providers & Services: 1.18%
AmerisourceBergen Corporation	12,983	950,096
Catamaran Corporation †	13,730	600,825
Envision Healthcare Holdings Incorporated †	3,982	137,299

		1,688,220

Health Care Technology: 0.80%
Cerner Corporation †	21,290	1,150,725

Life Sciences Tools & Services: 0.65%
Mettler-Toledo International Incorporated †	1,910	467,988
Quintiles Transnational Holdings Incorporated †	9,054	461,573

		929,561

Pharmaceuticals: 2.60%
Abbvie Incorporated	20,610	1,119,741
Allergan Incorporated	1,440	241,142
Jazz Pharmaceuticals plc †	1,660	235,488
Merck & Company Incorporated	8,680	502,225
Perrigo Company plc	10,090	1,394,438
Shire plc ADR	1,370	237,544

		3,730,578

The accompanying notes are an integral part of these financial statements.

44	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2014

DIVERSIFIED LARGE CAP GROWTH PORTFOLIO

Security name	Shares	Value

Industrials: 11.80%

Aerospace & Defense: 3.22%
Precision Castparts Corporation	8,503	$2,151,089
The Boeing Company	7,440	1,006,260
United Technologies Corporation	12,640	1,469,021

		4,626,370

Air Freight & Logistics: 0.69%
United Parcel Service Incorporated Class B	9,460	982,705

Airlines: 1.03%
Delta Air Lines Incorporated	26,370	1,052,427
Southwest Airlines Company	15,920	421,084

		1,473,511

Building Products: 0.16%
Fortune Brands Home & Security Incorporated	5,890	235,482

Commercial Services & Supplies: 0.32%
Tyco International Limited	10,650	464,766

Electrical Equipment: 0.55%
Eaton Corporation plc	9,820	723,636
Rockwell Automation Incorporated	520	62,962

		786,598

Industrial Conglomerates: 0.65%
Danaher Corporation	11,920	934,886

Machinery: 1.24%
Cummins Incorporated	6,986	1,068,369
Flowserve Corporation	5,800	427,692
Pentair Limited	3,860	288,110

		1,784,171

Professional Services: 0.19%
Verisk Analytics Incorporated Class A †	4,660	275,825

Road & Rail: 3.11%
CSX Corporation	18,420	541,548
Genesee & Wyoming Incorporated Class A †	3,330	324,176
Kansas City Southern	8,150	876,288
Norfolk Southern Corporation	10,000	1,007,500
Union Pacific Corporation	8,570	1,707,744

		4,457,256

Trading Companies & Distributors: 0.64%
W.W. Grainger Incorporated	3,530	912,046

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2014	Wells Fargo Advantage Allocation Funds	45

DIVERSIFIED LARGE CAP GROWTH PORTFOLIO

Security name	Shares	Value

Information Technology: 23.40%

Communications Equipment: 1.21%
F5 Networks Incorporated †	2,660	$288,743
QUALCOMM Incorporated	17,951	1,444,158

		1,732,901

Electronic Equipment, Instruments & Components: 0.03%
Trimble Navigation Limited †	1,370	49,416

Internet Software & Services: 8.84%
Akamai Technologies Incorporated †	10,430	566,766
eBay Incorporated †	20,780	1,054,169
Facebook Incorporated Class A †	48,670	3,080,811
Google Incorporated Class A †	6,234	3,563,666
Google Incorporated Class C †	5,734	3,216,659
MercadoLibre Incorporated «	2,490	211,824
Pandora Media Incorporated †	33,340	817,830
Rackspace Hosting Incorporated †	1,860	67,871
Yelp Incorporated †	1,470	97,241

		12,676,837

IT Services: 6.02%
Accenture plc	8,480	690,696
Alliance Data Systems Corporation †	4,700	1,203,435
Cognizant Technology Solutions Corporation Class A †	28,790	1,399,482
MasterCard Incorporated Class A	22,670	1,733,122
Vantiv Incorporated Class A †	26,680	826,813
Visa Incorporated Class A	12,970	2,786,345

		8,639,893

Semiconductors & Semiconductor Equipment: 1.72%
ARM Holdings plc ADR	16,380	756,756
Microchip Technology Incorporated «	29,890	1,422,764
Texas Instruments Incorporated	2,660	124,348
Xilinx Incorporated	3,470	162,951

		2,466,819

Software: 3.50%
Adobe Systems Incorporated †	19,210	1,239,813
Concur Technologies Incorporated †	2,040	174,155
NetSuite Incorporated †	2,780	223,762
Salesforce.com Incorporated †	39,744	2,091,727
ServiceNow Incorporated †	16,110	842,714
Splunk Incorporated †	8,070	337,810
Tableau Software Incorporated Class A †	1,800	104,472

		5,014,453

Technology Hardware, Storage & Peripherals: 2.08%
Apple Incorporated	4,711	2,982,063

The accompanying notes are an integral part of these financial statements.

46	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2014

DIVERSIFIED LARGE CAP GROWTH PORTFOLIO

Security name		Shares	Value

Materials: 3.74%

Chemicals: 3.74%
Airgas Incorporated		2,730	$290,254
Ecolab Incorporated		5,860	639,853
Monsanto Company		23,370	2,847,635
Praxair Incorporated		11,990	1,585,558
			5,363,300

Telecommunication Services: 0.94%

Wireless Telecommunication Services: 0.94%
SBA Communications Corporation Class A †		13,243	1,344,159

Total Common Stocks (Cost $91,832,121)			133,362,095

	Yield
Short-Term Investments: 3.78%

Investment Companies: 3.78%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (u)(l)	0.07%	3,378,389	3,378,389
Wells Fargo Securities Lending Cash Investments, LLC (v)(r)(u)(l)	0.10	2,039,385	2,039,385

Total Short-Term Investments (Cost $5,417,774)			5,417,774

Total investments in securities
(Cost $97,249,895) *	96.75%	138,779,869
Other assets and liabilities, net	3.25	4,668,475

Total net assets	100.00%	$143,448,344

†	Non-income-earning security

«	All or a portion of this security is on loan.

(u)	Rate shown is the 7-day annualized yield at period end.

(l)	Represents an affiliate of the Fund under Sections 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940, as amended

(v)	Security represents investment of cash collateral received from securities on loan.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

*	Cost for federal income tax purposes is $97,613,876 and unrealized gains (losses) consists of:

Gross unrealized gains	$42,194,721
Gross unrealized losses	(1,028,728)

Net unrealized gains	$41,165,993

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2014	Wells Fargo Advantage Allocation Funds	47

EMERGING GROWTH PORTFOLIO

Security name	Shares	Value

Common Stocks: 97.42%

Consumer Discretionary: 12.29%

Auto Components: 1.15%
Gentherm Incorporated †	307,600	$12,651,588

Diversified Consumer Services: 2.05%
Grand Canyon Education Incorporated †	385,600	16,985,680
LifeLock Incorporated †	491,700	5,516,874

		22,502,554

Hotels, Restaurants & Leisure: 3.23%
Fiesta Restaurant Group Incorporated †	493,465	19,871,836
Multimedia Games Holding Company †	454,100	13,055,375
Zoe’s Kitchen Incorporated «†	82,692	2,422,876

		35,350,087

Internet & Catalog Retail: 1.95%
HomeAway Incorporated †	487,845	15,025,626
RetailMeNot Incorporated †	248,607	6,339,479

		21,365,105

Media: 2.10%
IMAX Corporation «†	877,010	23,003,972

Specialty Retail: 1.36%
DSW Incorporated Class A	165,500	4,145,775
Five Below Incorporated «†	296,597	10,736,811

		14,882,586

Textiles, Apparel & Luxury Goods: 0.45%
Oxford Industries Incorporated	77,700	4,967,361

Consumer Staples: 2.06%

Food & Staples Retailing: 1.12%
United Natural Foods Incorporated †	182,200	12,282,102

Food Products: 0.94%
Annie’s Incorporated †	312,900	10,238,088

Energy: 6.53%

Oil, Gas & Consumable Fuels: 6.53%
Athlon Energy Incorporated †	187,405	8,144,621
Bonanza Creek Energy Incorporated †	267,700	14,354,074
Diamondback Energy Incorporated †	314,057	23,705,022
Kodiak Oil & Gas Corporation †	518,100	6,595,413
Laredo Petroleum Holdings Incorporated †	349,531	9,671,523
Oasis Petroleum Incorporated †	173,600	8,593,200
Parsley Energy Incorporated Class A †	23,548	559,736

		71,623,589

The accompanying notes are an integral part of these financial statements.

48	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2014

EMERGING GROWTH PORTFOLIO

Security name	Shares	Value

Financials: 7.86%

Capital Markets: 2.43%
Financial Engines Incorporated	653,330	$26,590,531

Consumer Finance: 2.54%
Encore Capital Group Incorporated «†	103,300	4,471,857
Portfolio Recovery Associates Incorporated †	419,900	23,426,221

		27,898,078

Diversified Financial Services: 2.89%
MarketAxess Holdings Incorporated	594,351	31,708,626

Health Care: 29.47%

Biotechnology: 4.45%
Exact Sciences Corporation «†	169,453	2,284,226
Foundation Medicine Incorporated «†	208,400	4,945,332
Hyperion Therapeutics Incorporated †	239,823	7,019,619
Ligand Pharmaceuticals Incorporated †	182,500	12,174,575
NPS Pharmaceuticals Incorporated †	718,700	22,373,131

		48,796,883

Health Care Equipment & Supplies: 9.90%
Align Technology Incorporated †	94,200	5,144,262
Cardiovascular Systems Incorporated †	479,658	13,454,407
Cynosure Incorporated Class A †	769,678	16,763,587
DexCom Incorporated †	604,070	20,393,403
Endologix Incorporated †	678,294	8,858,520
Novadaq Technologies Incorporated †	472,624	6,886,132
NxStage Medical Incorporated †	372,460	5,113,876
Oxford Immunotec Global plc †	264,771	4,601,720
Spectranetics Corporation †	747,314	16,022,412
Tandem Diabetes Care Incorporated «†	337,737	5,484,849
Veracyte Incorporated †	384,325	5,849,427

		108,572,595

Health Care Providers & Services: 7.01%
Acadia Healthcare Company Incorporated †	752,200	32,073,808
ExamWorks Group Incorporated †	496,428	14,704,197
MWI Veterinary Supply Incorporated †	108,100	15,081,031
Team Health Holdings Incorporated †	295,000	14,977,150

		76,836,186

Health Care Technology: 2.24%
Medidata Solutions Incorporated †	633,900	24,512,913

Life Sciences Tools & Services: 1.44%
Cambrex Corporation †	278,400	5,982,816
ICON plc ADR †	231,800	9,798,186

		15,781,002

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2014	Wells Fargo Advantage Allocation Funds	49

EMERGING GROWTH PORTFOLIO

Security name	Shares	Value

Pharmaceuticals: 4.43%
AcelRx Pharmaceuticals Incorporated «†	357,730	$3,291,116
Akorn Incorporated «†	1,166,134	32,616,768
Auxilium Pharmaceuticals Incorporated «†	260,000	5,818,800
Lannett Company Incorporated †	162,969	6,808,845

		48,535,529

Industrials: 12.21%

Electrical Equipment: 1.59%
Power Solutions International Incorporated †	224,299	17,493,079

Machinery: 3.48%
Proto Labs Incorporated †	206,355	13,615,303
The Middleby Corporation †	102,950	24,586,519

		38,201,822

Professional Services: 6.09%
Barrett Business Services Incorporated	86,000	4,055,760
Corporate Executive Board Company	339,346	23,133,217
On Assignment Incorporated †	832,813	29,356,658
Paylocity Holding Corporation †	262,933	5,119,306
Wageworks Incorporated †	125,050	5,062,024

		66,726,965

Trading Companies & Distributors: 1.05%
DXP Enterprises Incorporated †	164,816	11,466,249

Information Technology: 27.00%

Electronic Equipment, Instruments & Components: 1.30%
Cognex Corporation †	200,600	7,221,600
Methode Electronics Incorporated	70,044	2,181,871
Universal Display Corporation «†	185,200	4,844,832

		14,248,303

Internet Software & Services: 9.92%
Aerohive Networks Incorporated «†	390,325	3,887,637
Borderfree Incorporated †	209,663	3,128,172
CoStar Group Incorporated †	17,520	2,777,796
DealerTrack Holdings Incorporated †	259,000	10,284,890
Demandware Incorporated †	368,300	22,425,787
Envestnet Incorporated †	689,492	27,952,006
OpenTable Incorporated †	116,300	7,879,325
SciQuest Incorporated †	124,018	2,099,625
SPS Commerce Incorporated †	497,432	28,298,904

		108,734,142

IT Services: 2.31%
InterXion Holding NV †	150,300	3,951,387
Maximus Incorporated	336,100	15,016,948
Wex Incorporated †	65,821	6,337,904

		25,306,239

The accompanying notes are an integral part of these financial statements.

50	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2014

EMERGING GROWTH PORTFOLIO

Security name		Shares	Value

Semiconductors & Semiconductor Equipment: 2.19%
Ambarella Incorporated «†		119,500	$3,099,830
Cavium Incorporated †		115,800	5,671,884
Hittite Microwave Corporation		107,500	6,321,000
Veeco Instruments Incorporated †		267,100	8,899,772

			23,992,486

Software: 11.28%
Aspen Technology Incorporated †		244,900	10,528,251
Callidus Software Incorporated †		780,467	8,202,708
Fleetmatics Group plc †		611,020	17,414,070
Guidewire Software Incorporated †		252,401	9,533,186
Imperva Incorporated †		72,200	1,507,536
Proofpoint Incorporated †		822,500	26,254,200
PROS Holdings Incorporated †		439,422	10,106,706
Synchronoss Technologies Incorporated †		438,801	13,931,932
Tyler Technologies Incorporated †		175,025	13,674,703
Ultimate Software Group Incorporated †		98,170	12,480,352

			123,633,644

Total Common Stocks (Cost $831,018,730)			1,067,902,304

	Yield
Short-Term Investments: 9.40%

Investment Companies: 9.40%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.07%	27,372,472	27,372,472
Wells Fargo Securities Lending Cash Investments, LLC (v)(r)(l)(u)	0.10	75,664,545	75,664,545

Total Short-Term Investments (Cost $103,037,017)			103,037,017

Total investments in securities
(Cost $934,055,747) *	106.82%	1,170,939,321
Other assets and liabilities, net	(6.82)	(74,740,668)

Total net assets	100.00%	$1,096,198,653

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	Represents an affiliate of the Fund under Sections 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940, as amended

(u)	Rate shown is the 7-day annualized yield at period end.

(v)	Security represents investment of cash collateral received from securities on loan.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

*	Cost for federal income tax purposes is $936,787,642 and unrealized gains (losses) consists of:

Gross unrealized gains	$265,697,014
Gross unrealized losses	(31,545,335)

Net unrealized gains	$234,151,679

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—May 31, 2014	Wells Fargo Advantage Allocation Funds	51

INDEX PORTFOLIO

The Summary Portfolio of Investments shows the 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the total net assets as of the report date. The remaining securities held are grouped as “Other securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by accessing the following website:

http://a584.g.akamai.net/f/584/1326/1d/www.wellsfargoadvantagefunds.com/pdf/ann/holdings/index.pdf or by calling Wells Fargo Advantage Funds at 1-800-222-8222. This complete schedule, filed on the Form N-CSR, is also available on the SEC’s website at sec.gov.

Security name	Shares	Value	Percent of net assets

Common Stocks: 99.06%

Consumer Discretionary: 11.82%

Auto Components: 0.42%
Other securities		$11,954,230	0.42%

Automobiles: 0.73%
Other securities		20,574,391	0.73

Distributors: 0.08%
Other securities		2,174,048	0.08

Diversified Consumer Services: 0.06%
Other securities		1,821,112	0.06

Hotels, Restaurants & Leisure: 1.67%
McDonald’s Corporation	162,161	16,447,990	0.58
Other securities		31,064,163	1.09

		47,512,153	1.67

Household Durables: 0.39%
Other securities		11,023,357	0.39

Internet & Catalog Retail: 1.31%
Amazon.com Incorporated †	60,941	19,047,110	0.67
Other securities		18,009,991	0.64

		37,057,101	1.31

Leisure Products: 0.11%
Other securities		3,190,270	0.11

Media: 3.58%
Comcast Corporation Class A	427,002	22,289,504	0.78
The Walt Disney Company	266,929	22,424,705	0.79
Other securities		56,805,383	2.01

		101,519,592	3.58

Multiline Retail: 0.64%
Other securities		18,204,044	0.64

Specialty Retail: 2.02%
Home Depot Incorporated	230,694	18,508,580	0.65
Other securities		38,725,488	1.37

		57,234,068	2.02

The accompanying notes are an integral part of these financial statements.

52	Wells Fargo Advantage Allocation Funds	Summary portfolio of investments—May 31, 2014

INDEX PORTFOLIO

Security name	Shares	Value	Percent of net assets

Textiles, Apparel & Luxury Goods: 0.81%
Other securities		$23,043,927	0.81%

Consumer Staples: 9.65%

Beverages: 2.08%
PepsiCo Incorporated	249,409	22,030,297	0.78
The Coca-Cola Company	620,721	25,393,696	0.89
Other securities		11,648,906	0.41

		59,072,899	2.08

Food & Staples Retailing: 2.31%
CVS Caremark Corporation	193,704	15,170,897	0.54
Wal-Mart Stores Incorporated	265,040	20,347,121	0.72
Other securities		29,917,045	1.05

		65,435,063	2.31

Food Products: 1.66%
Other securities		47,214,110	1.66

Household Products: 1.92%
Procter & Gamble Company	444,180	35,885,302	1.26
Other securities		18,672,272	0.66

		54,557,574	1.92

Personal Products: 0.15%
Other securities		4,223,955	0.15

Tobacco: 1.53%
Altria Group Incorporated	326,467	13,567,969	0.48
Philip Morris International	259,685	22,992,510	0.81
Other securities		6,731,122	0.24

		43,291,601	1.53

Energy: 10.39%

Energy Equipment & Services: 1.99%
Schlumberger Limited	214,165	22,281,727	0.78
Other securities		34,148,355	1.21

		56,430,082	1.99

Oil, Gas & Consumable Fuels: 8.40%
Chevron Corporation	312,751	38,402,695	1.35
ConocoPhillips Company	200,859	16,056,668	0.57
Exxon Mobil Corporation	707,900	71,165,187	2.51
Occidental Petroleum Corporation	130,195	12,979,140	0.46
Other securities		99,727,480	3.51

		238,331,170	8.40

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—May 31, 2014	Wells Fargo Advantage Allocation Funds	53

INDEX PORTFOLIO

Security name	Shares	Value	Percent of net assets

Financials: 15.80%

Banks: 5.83%
Bank of America Corporation	1,731,259	$26,211,261	0.92%
Citigroup Incorporated	497,429	23,662,698	0.84
JPMorgan Chase & Company	620,353	34,473,016	1.22
Wells Fargo & Company (l)	784,410	39,832,340	1.40
Other securities		41,243,800	1.45

		165,423,115	5.83

Capital Markets: 2.03%
Other securities		57,542,765	2.03

Consumer Finance: 0.94%
American Express Company	149,699	13,697,459	0.48
Other securities		13,073,904	0.46

		26,771,363	0.94

Diversified Financial Services: 1.89%
Berkshire Hathaway Incorporated Class B †	294,904	37,847,979	1.33
Other securities		15,727,847	0.56

		53,575,826	1.89

Insurance: 2.81%
American International Group Incorporated	239,842	12,968,257	0.46
Other securities		66,797,365	2.35

		79,765,622	2.81

Real Estate Management & Development: 0.05%
Other securities		1,363,121	0.05

REITs: 2.20%
Other securities		62,432,926	2.20

Thrifts & Mortgage Finance: 0.05%
Other securities		1,491,502	0.05

Health Care: 13.14%

Biotechnology: 2.45%
Amgen Incorporated	123,684	14,346,107	0.50
Gilead Sciences Incorporated †	251,995	20,464,514	0.72
Other securities		34,687,720	1.23

		69,498,341	2.45

Health Care Equipment & Supplies: 2.05%
Other securities		58,216,939	2.05

Health Care Providers & Services: 2.07%
UnitedHealth Group Incorporated	162,048	12,903,882	0.45
Other securities		45,905,235	1.62

		58,809,117	2.07

The accompanying notes are an integral part of these financial statements.

54	Wells Fargo Advantage Allocation Funds	Summary portfolio of investments—May 31, 2014

INDEX PORTFOLIO

Security name	Shares	Value	Percent of net assets

Health Care Technology: 0.09%
Other securities		$2,619,101	0.09%

Life Sciences Tools & Services: 0.45%
Other securities		12,842,647	0.45

Pharmaceuticals: 6.03%
Abbvie Incorporated	260,229	14,138,242	0.50
Bristol-Myers Squibb Company	269,326	13,396,275	0.47
Johnson & Johnson	463,427	47,019,303	1.66
Merck & Company Incorporated	481,729	27,872,840	0.98
Pfizer Incorporated	1,045,643	30,982,402	1.09
Other securities		37,510,068	1.33

		170,919,130	6.03

Industrials: 10.60%

Aerospace & Defense: 2.73%
Boeing Company	112,041	15,153,545	0.54
United Technologies Corporation	137,938	16,031,154	0.57
Other securities		46,126,643	1.62

		77,311,342	2.73

Air Freight & Logistics: 0.76%
Other securities		21,620,075	0.76

Airlines: 0.30%
Other securities		8,594,961	0.30

Building Products: 0.07%
Other securities		2,013,755	0.07

Commercial Services & Supplies: 0.47%
Other securities		13,396,509	0.47

Construction & Engineering: 0.15%
Other securities		4,373,218	0.15

Electrical Equipment: 0.65%
Other securities		18,306,241	0.65

Industrial Conglomerates: 2.42%
3M Company	103,133	14,701,609	0.52
General Electric Company	1,643,615	44,032,446	1.55
Other securities		10,028,421	0.35

		68,762,476	2.42

Machinery: 1.72%
Other securities		48,803,375	1.72

Professional Services: 0.19%
Other securities		5,324,363	0.19

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—May 31, 2014	Wells Fargo Advantage Allocation Funds	55

INDEX PORTFOLIO

Security name	Shares	Value	Percent of net assets

Road & Rail: 0.97%
Union Pacific Corporation	74,547	$14,854,981	0.52%
Other securities		12,665,763	0.45

		27,520,744	0.97

Trading Companies & Distributors: 0.17%
Other securities		4,772,199	0.17

Information Technology: 18.68%

Communications Equipment: 1.77%
Cisco Systems Incorporated	843,877	20,776,252	0.73
QUALCOMM Incorporated	277,031	22,287,144	0.78
Other securities		7,090,222	0.26

		50,153,618	1.77

Electronic Equipment, Instruments & Components: 0.44%
Other securities		12,428,598	0.44

Internet Software & Services: 3.09%
Facebook Incorporated Class A †	279,856	17,714,885	0.62
Google Incorporated Class A †	46,243	26,434,811	0.93
Google Incorporated Class C †	46,243	25,941,398	0.91
Other securities		17,632,021	0.63

		87,723,115	3.09

IT Services: 3.40%
International Business Machines Corporation	160,356	29,563,232	1.04
Visa Incorporated Class A	83,039	17,839,268	0.63
Other securities		49,023,952	1.73

		96,426,452	3.40

Semiconductors & Semiconductor Equipment: 2.15%
Intel Corporation	814,507	22,252,331	0.78
Other securities		38,763,869	1.37

		61,016,200	2.15

Software: 3.49%
Microsoft Corporation	1,237,431	50,660,425	1.79
Oracle Corporation	567,305	23,838,156	0.84
Other securities		24,387,479	0.86

		98,886,060	3.49

Technology Hardware, Storage & Peripherals: 4.34%
Apple Incorporated	146,125	92,497,125	3.26
Other securities		30,711,920	1.08

		123,209,045	4.34

The accompanying notes are an integral part of these financial statements.

56	Wells Fargo Advantage Allocation Funds	Summary portfolio of investments—May 31, 2014

INDEX PORTFOLIO

Security name		Shares	Value	Percent of net assets

Materials: 3.50%

Chemicals: 2.62%
Other securities			$74,362,205	2.62%

Construction Materials: 0.05%
Other securities			1,304,087	0.05

Containers & Packaging: 0.21%
Other securities			5,979,378	0.21

Metals & Mining: 0.50%
Other securities			14,183,413	0.50

Paper & Forest Products: 0.12%
Other securities			3,423,835	0.12

Telecommunication Services: 2.45%

Diversified Telecommunication Services: 2.45%
AT&T Incorporated		852,980	30,255,201	1.07
Verizon Communications Incorporated		678,397	33,892,714	1.19
Other securities			5,449,066	0.19

			69,596,981	2.45

Utilities: 3.03%

Electric Utilities: 1.73%
Other securities			49,063,713	1.73

Gas Utilities: 0.04%
Other securities			1,039,736	0.04

Independent Power & Renewable Electricity Producers: 0.12%
Other securities			3,420,464	0.12

Multi-Utilities: 1.14%
Other securities			32,530,350	1.14

Total Common Stocks (Cost $1,535,340,901)			2,810,682,770	99.06

	Yield
Short-Term Investments: 1.18%

Investment Companies: 1.05%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.07%	16,929,736	16,929,736	0.60
Wells Fargo Securities Lending Cash Investments, LLC (l)(u)(v)(r)	0.10	12,820,600	12,820,600	0.45

			29,750,336	1.05

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—May 31, 2014	Wells Fargo Advantage Allocation Funds	57

INDEX PORTFOLIO

Security name	Yield	Maturity date	Principal	Value	Percent of net assets

U.S. Treasury Securities: 0.13%
U.S. Treasury Bill (z)#	0.03%	7-10-2014	$3,750,000	$3,749,880	0.13%

Total Short-Term Investments (Cost $33,500,217)				33,500,216	1.18

Total investments in securities (Cost $1,568,841,118) *				2,844,182,986	100.24
Other assets and liabilities, net				(6,831,818)	(0.24)

Total net assets				$2,837,351,168	100.00%

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	Represents an affiliate of the Fund under Sections 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940, as amended

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

(v)	Security represents investment of cash collateral received from securities on loan.

(z)	Zero coupon security. Rate represents current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

*	Cost for federal income tax purposes is $1,650,261,190 and unrealized gains (losses) consists of:

Gross unrealized gains	$1,297,651,922
Gross unrealized losses	(103,730,126)

Net unrealized gains	$1,193,921,796

The accompanying notes are an integral part of these financial statements.

58	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2014

INTERNATIONAL GROWTH PORTFOLIO

Security name	Shares	Value

Common Stocks: 96.78%

Belgium: 4.41%
Anheuser-Busch InBev NV (Consumer Staples, Beverages)	36,121	$3,964,179
Telenet Group Holding NV (Consumer Discretionary, Media)	21,427	1,283,701
UCB SA (Health Care, Pharmaceuticals)	20,540	1,637,387

		6,885,267

China: 5.82%
Baidu Incorporated ADR (Information Technology, Internet Software & Services) †	38,211	6,343,026
China Resources Land Limited (Financials, Real Estate Management & Development)	248,000	502,209
Tencent Holdings Limited (Information Technology, Internet Software & Services)	158,500	2,234,511

		9,079,746

Denmark: 1.05%
ISS AS (Consumer Discretionary, Commercial Services & Supplies) †	19,477	671,615
Rockwool International AS B Shares (Industrials, Building Products)	4,854	966,323

		1,637,938

France: 7.13%
L’Oreal SA (Consumer Staples, Personal Products)	6,774	1,181,949
LVMH Moet Hennessy Louis Vuitton SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	6,836	1,360,034
Pernod-Ricard SA (Consumer Staples, Beverages)	13,655	1,674,312
Publicis Groupe (Consumer Discretionary, Media)	4,582	395,244
Schneider Electric SA (Industrials, Electrical Equipment)	37,092	3,492,820
Zodiac Aerospace SA (Industrials, Aerospace & Defense)	84,953	3,020,160

		11,124,519

Germany: 13.40%
Bayer AG (Health Care, Pharmaceuticals)	43,402	6,277,240
Beiersdorf AG (Consumer Staples, Personal Products)	23,472	2,370,253
Deutsche Post AG (Industrials, Air Freight & Logistics)	118,295	4,387,717
Linde AG (Materials, Chemicals)	28,485	5,950,594
MTU Aero Engines AG (Industrials, Aerospace & Defense)	20,806	1,939,373

		20,925,177

Hong Kong: 7.08%
AIA Group Limited (Financials, Insurance)	969,000	4,855,655
Beijing Enterprises Holdings Limited (Industrials, Industrial Conglomerates)	297,500	2,542,177
Hong Kong Land Holdings Limited (Financials, Real Estate Management & Development)	115,966	814,081
Sands China Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	389,600	2,839,229

		11,051,142

India: 0.35%
Coal India Limited (Energy, Oil, Gas & Consumable Fuels)	86,420	542,447

Indonesia: 0.65%
PT Bank Rakyat Indonesia Tbk (Financials, Banks)	1,168,800	1,021,136

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2014	Wells Fargo Advantage Allocation Funds	59

INTERNATIONAL GROWTH PORTFOLIO

Security name	Shares	Value

Ireland: 2.99%
Covidien plc (Health Care, Health Care Equipment & Supplies)	44,280	$3,237,311
CRH plc (Materials, Construction Materials)	52,238	1,433,378

		4,670,689

Japan: 13.50%
Denso Corporation (Consumer Discretionary, Auto Components)	4,700	215,286
Honda Motor Company Limited (Consumer Discretionary, Automobiles)	79,200	2,772,000
Ishikawajima-Harima Heavy Industries Company Limited (Industrials, Machinery)	575,000	2,411,837
JS Group Corporation (Industrials, Building Products)	61,700	1,597,048
KDDI Corporation (Telecommunication Services, Wireless Telecommunication Services)	31,100	1,849,197
NGK Insulators Limited (Industrials, Machinery)	173,000	3,585,756
Olympus Corporation (Health Care, Health Care Equipment & Supplies) †	106,900	3,439,072
Ono Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	17,600	1,348,527
Toyota Motor Corporation (Consumer Discretionary, Automobiles)	68,300	3,865,190

		21,083,913

Mexico: 2.35%
Grupo Televisa SAB ADR (Consumer Discretionary, Media)	108,410	3,664,258

Netherlands: 6.01%
ASML Holdings NV (Information Technology, Semiconductors & Semiconductor Equipment)	38,939	3,341,898
Nielsen Holdings NV (Industrials, Professional Services)	11,502	555,087
Unilever NV (Consumer Staples, Food Products)	87,750	3,799,017
Ziggo NV (Telecommunication Services, Diversified Telecommunication Services)	35,793	1,687,445

		9,383,447

South Korea: 1.16%
NAVER Corporation (Information Technology, Internet Software & Services)	719	534,211
Orion Corporation (Consumer Staples, Food Products)	531	436,688
Samsung Electronics Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	597	844,414

		1,815,313

Spain: 1.03%
Grifols SA (Health Care, Biotechnology)	18,714	1,014,022
Grifols SA ADR (Health Care, Biotechnology)	14,259	593,460

		1,607,482

Sweden: 1.32%
Electrolux AB Class B (Consumer Discretionary, Household Durables)	28,261	709,903
Volvo AB Class B (Industrials, Machinery)	92,474	1,344,549

		2,054,452

Switzerland: 10.05%
Actelion Limited (Health Care, Biotechnology)	11,450	1,137,968
Holcim Limited (Materials, Construction Materials)	2,092	183,503
Nestle SA (Consumer Staples, Food Products)	63,573	4,987,162
Roche Holdings AG (Health Care, Pharmaceuticals)	15,675	4,612,353
Swatch Group AG Class B (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	3,682	2,173,017

The accompanying notes are an integral part of these financial statements.

60	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2014

INTERNATIONAL GROWTH PORTFOLIO

Security name		Shares	Value

Switzerland (continued)
Swiss Reinsurance AG (Financials, Insurance)		6,555	$583,033
UBS AG (Financials, Capital Markets)		100,400	2,015,848

			15,692,884

United Kingdom: 17.58%
Croda International plc (Materials, Chemicals)		36,720	1,620,612
HSBC Holdings plc (Financials, Banks)		115,688	1,220,120
Imperial Tobacco Group plc (Consumer Staples, Tobacco)		52,623	2,374,522
Intercontinental Hotels Group plc (Consumer Discretionary, Hotels, Restaurants & Leisure)		47,599	1,878,946
Johnson Matthey plc (Materials, Chemicals)		43,514	2,342,772
Liberty Global plc Class A (Consumer Discretionary, Media) †		34,695	1,561,969
Liberty Global plc Class C (Consumer Discretionary, Media) †		53,055	2,270,754
Prudential plc (Financials, Insurance)		66,498	1,544,332
Rolls-Royce Holdings plc (Industrials, Aerospace & Defense)		266,546	4,646,554
Rolls-Royce Holdings plc Class C (Industrials, Aerospace & Defense) †(a)		36,328,874	60,894
Royal Mail plc (Industrials, Air Freight & Logistics) †		123,314	1,058,298
SABMiller plc (Consumer Staples, Beverages)		72,417	4,019,067
Saga plc (Financials, Diversified Financial Services) †		180,074	558,404
WPP plc (Consumer Discretionary, Media)		106,032	2,287,389

			27,444,633

United States: 0.90%
Schlumberger Limited (Energy, Energy Equipment & Services)		13,491	1,403,604

Total Common Stocks (Cost $117,232,097)			151,088,047

Participation Notes: 0.68%

United Kingdom: 0.68%
HSBC Bank plc (Ryanair Holdings plc) (Industrials, Airlines)		108,300	1,057,499

Total Participation Notes (Cost $897,293)			1,057,499

	Dividend yield
Preferred Stocks: 1.44%

Germany: 1.44%
Henkel AG & Company KGaA (Consumer Staples, Household Products) ±	1.05%	19,477	2,249,588

Total Preferred Stocks (Cost $1,462,357)			2,249,588

	Yield

Short-Term Investments: 6.08%

Investment Companies: 6.08%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.07	1,926,644	1,926,644
Wells Fargo Securities Lending Cash Investments, LLC (l)(u)(v)(r)	0.10	7,563,796	7,563,796

Total Short-Term Investments (Cost $9,490,440)			9,490,440

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2014	Wells Fargo Advantage Allocation Funds	61

INTERNATIONAL GROWTH PORTFOLIO

		Value
Total investments in securities
(Cost $129,082,187) *	104.98%	$163,885,574
Other assets and liabilities, net	(4.98)	(7,777,374)

Total net assets	100.00%	$156,108,200

†	Non-income-earning security

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(l)	Represents an affiliate of the Fund under Sections 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940, as amended

(u)	Rate shown is the 7-day annualized yield at period end.

(v)	Security represents investment of cash collateral received from securities on loan.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

*	Cost for federal income tax purposes is $129,472,238 and unrealized gains (losses) consists of:

Gross unrealized gains	$35,631,083
Gross unrealized losses	(1,217,747)

Net unrealized gains	$34,413,336

The	following table shows the percent of total long-term investments by sector as of May 31, 2014:

Industrials	21.17%
Consumer Discretionary	18.10
Consumer Staples	17.52
Health Care	15.09
Information Technology	8.61
Financials	8.49
Materials	7.47
Telecommunication Services	2.29
Energy	1.26

100.00%

The accompanying notes are an integral part of these financial statements.

62	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2014

INTERNATIONAL VALUE PORTFOLIO

Security name	Shares	Value

Common Stocks: 95.88%

Australia: 6.49%
Arrium Limited (Materials, Metals & Mining)	1,531,700	$1,290,056
Bendigo Bank Limited (Financials, Banks)	272,500	2,974,752
Boart Longyear Group Limited (Industrials, Construction & Engineering) †	199,991	35,363
Cabcharge Australia Limited (Industrials, Commercial Services & Supplies)	207,386	781,665
Challenger Financial Services Group Limited (Financials, Diversified Financial Services)	475,400	3,141,260
Downer EDI Limited (Industrials, Commercial Services & Supplies)	518,900	2,573,933
Fortescue Metals Group Limited (Materials, Metals & Mining)	394,700	1,619,914
GrainCorp Limited (Consumer Staples, Food Products)	183,100	1,501,241
Leighton Holdings Limited (Industrials, Construction & Engineering) «	48,375	910,758
Lend Lease Corporation Limited (Financials, Real Estate Management & Development)	350,500	4,374,245
Metcash Limited (Consumer Staples, Food & Staples Retailing)	785,500	2,083,422
Mincor Resources NL (Materials, Metals & Mining)	570,994	504,826
Mineral Resources Limited (Materials, Metals & Mining)	144,300	1,371,129
Myer Holdings Limited (Consumer Discretionary, Multiline Retail)	577,400	1,155,318
Primary Health Care Limited (Health Care, Health Care Providers & Services)	339,000	1,410,242
Rio Tinto Limited (Materials, Metals & Mining)	66,800	3,686,527
Panoramic Resources Limited (Materials, Metals & Mining)	368,800	223,095
Seven Network Limited (Industrials, Trading Companies & Distributors)	165,800	1,232,871
Toll Holdings Limited (Industrials, Air Freight & Logistics)	283,600	1,430,513
United Construction Group Limited (Industrials, Construction & Engineering)	152,800	932,854

		33,233,984

Austria: 1.70%
OMV AG (Energy, Oil, Gas & Consumable Fuels)	41,100	1,702,614
Raiffeisen Bank International AG (Financials, Banks) «	81,200	2,719,599
RHI AG (Materials, Construction Materials) (i)	64,721	2,105,476
Voestalpine AG (Materials, Metals & Mining)	47,700	2,207,180

		8,734,869

Belgium: 0.55%
Delhaize Group SA (Consumer Staples, Food & Staples Retailing) «	39,400	2,801,415

Brazil: 1.11%
Banco do Brasil SA (Financials, Banks)	196,000	1,992,108
Companhia de Saneamento Basico do Estado de Sao Paulo (Utilities, Water Utilities)	253,200	2,461,588
Companhia de Saneamento de Minas Gerais SA (Utilities, Water Utilities)	72,400	1,249,379

		5,703,075

Canada: 2.42%
Magna International Incorporated Class A (Consumer Discretionary, Auto Components) «	65,800	6,732,318
Metro Incorporated (Consumer Staples, Food & Staples Retailing)	48,400	2,989,346
WestJet Airlines Limited (Industrials, Airlines)	120,000	2,693,719

		12,415,383

China: 2.36%
China BlueChemical Limited (Materials, Chemicals)	1,984,000	1,061,996
China Communications Services Corporation Limited (Telecommunication Services, Diversified Telecommunication Services)	2,836,000	1,346,130

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2014	Wells Fargo Advantage Allocation Funds	63

INTERNATIONAL VALUE PORTFOLIO

Security name	Shares	Value

China (continued)
China Petroleum & Chemical Corporation (Energy, Oil, Gas & Consumable Fuels)	6,116,500	$5,546,146
China Railway Construction Corporation Limited (Industrials, Construction & Engineering)	1,747,500	1,478,611
Dongfeng Motor Group Company Limited (Consumer Discretionary, Automobiles)	1,730,000	2,655,376

		12,088,259

Czech Republic: 0.33%
CEZ AS (Utilities, Electric Utilities)	57,500	1,683,038

Finland: 1.00%
Kesko Oyj (Consumer Staples, Food & Staples Retailing)	63,800	2,824,752
TietoEnator Oyj (Information Technology, IT Services) «	82,700	2,296,361

		5,121,113

France: 8.91%
Alstom SA (Industrials, Machinery)	83,800	3,312,727
AXA SA (Financials, Insurance)	132,200	3,263,575
BNP Paribas SA (Financials, Banks)	49,100	3,438,228
Compagnie Generale des Etablissements Michelin SCA Class B (Consumer Discretionary, Auto Components)	24,000	2,957,490
Credit Agricole SA (Financials, Banks) «	219,328	3,421,791
Renault SA (Consumer Discretionary, Automobiles)	40,500	3,812,635
Sanofi-Aventis SA (Health Care, Pharmaceuticals)	61,400	6,565,225
SCOR SE (Financials, Insurance)	109,700	3,829,657
Societe Generale SA (Financials, Banks)	39,000	2,246,928
Thales SA (Industrials, Aerospace & Defense) «	59,100	3,537,485
Total SA (Energy, Oil, Gas & Consumable Fuels) «	93,700	6,575,394
Vivendi SA (Telecommunication Services, Diversified Telecommunication Services)	102,146	2,678,984

		45,640,119

Germany: 8.09%
Allianz AG (Financials, Insurance)	35,700	6,053,858
BASF SE (Materials, Chemicals)	46,500	5,354,255
Daimler AG (Consumer Discretionary, Automobiles)	69,300	6,584,301
Deutsche Bank AG (Financials, Capital Markets) «	41,200	1,668,847
E.ON SE (Utilities, Multi-Utilities)	87,200	1,698,010
Gildemeister AG (Industrials, Machinery)	58,200	1,852,877
Hannover Rueckversicherung AG (Financials, Insurance)	31,000	2,756,889
Metro AG (Consumer Staples, Food & Staples Retailing)	49,800	2,078,635
Muenchener Rueckversicherungs-Gesellschaft AG (Financials, Insurance)	19,700	4,366,469
Norddeutsche Affinerie AG (Materials, Metals & Mining)	25,900	1,410,811
RWE AG (Utilities, Multi-Utilities)	40,900	1,641,921
Volkswagen AG (Consumer Discretionary, Automobiles)	22,600	5,953,489

		41,420,362

Hong Kong: 1.25%
Johnson Electric Holdings Limited (Industrials, Electrical Equipment)	496,500	431,631
Kingboard Laminates Holdings Limited (Information Technology, Electronic Equipment, Instruments & Components) (i)	2,204,000	813,038
Skyworth Digital Holdings Limited (Consumer Discretionary, Household Durables)	3,680,000	1,756,235
Wheelock & Company Limited (Financials, Real Estate Management & Development)	379,000	1,532,533
Yue Yuen Industrial Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	611,500	1,892,957

		6,426,394

The accompanying notes are an integral part of these financial statements.

64	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2014

INTERNATIONAL VALUE PORTFOLIO

Security name	Shares	Value

India: 1.29%
Gail Limited (Utilities, Gas Utilities) (i)	41,200	$1,551,180
Tata Motors Limited ADR (Consumer Discretionary, Automobiles)	83,800	3,120,712
Tata Steel Limited GDR (Industrials, Machinery) (i)	245,900	1,942,610

		6,614,502

Indonesia: 0.15%
PT Japfa Comfeed Indonesia Tbk (Consumer Staples, Food Products)	6,962,500	784,213

Ireland: 0.62%
Irish Life & Permanent Group Holdings plc (Financials, Insurance) †	111,500	13,375
Smurfit Kappa Group plc (Materials, Containers & Packaging)	130,200	3,141,434

		3,154,809

Israel: 1.12%
Bank Hapoalim Limited (Financials, Banks)	542,900	3,164,527
Teva Pharmaceutical Industries Limited (Health Care, Pharmaceuticals)	51,404	2,576,082

		5,740,609

Italy: 1.52%
Enel SpA (Utilities, Electric Utilities)	688,400	3,896,205
ENI SpA (Energy, Oil, Gas & Consumable Fuels)	153,300	3,905,666

		7,801,871

Japan: 18.66%
Adeka Corporation (Materials, Chemicals)	203,200	2,347,379
Aisin Seiki Company Limited (Consumer Discretionary, Auto Components)	46,400	1,684,165
Aoyama Trading Company Limited (Consumer Discretionary, Specialty Retail)	73,100	1,971,833
Aozora Bank Limited (Financials, Banks)	588,000	1,802,122
Chiba Bank Limited (Financials, Banks)	329,000	2,136,238
DCM Japan Holdings Company Limited (Consumer Discretionary, Specialty Retail)	143,100	974,148
Eizo Nanao Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	63,300	1,640,950
Fukuoka Financial Group Incorporated (Financials, Banks)	378,000	1,637,505
Itochu Corporation (Industrials, Trading Companies & Distributors)	200,700	2,371,730
JX Holdings Incorporated (Energy, Oil, Gas & Consumable Fuels)	408,000	2,124,165
Kaken Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	101,000	2,014,047
KDDI Corporation (Telecommunication Services, Wireless Telecommunication Services)	67,800	4,031,369
Kyorin Company Limited (Health Care, Pharmaceuticals)	99,000	1,909,980
Maeda Road Construction Company Limited (Industrials, Construction & Engineering)	148,000	2,381,375
Marubeni Corporation (Industrials, Trading Companies & Distributors)	516,000	3,517,721
Miraca Holdings Incorporated (Health Care, Health Care Providers & Services)	25,100	1,179,799
Mitsubishi Corporation (Industrials, Trading Companies & Distributors)	35,500	700,584
Mitsubishi UFJ Financial Group Incorporated (Financials, Banks)	657,100	3,698,608
Mitsui & Company Limited (Industrials, Trading Companies & Distributors)	260,300	3,942,855
Mizuho Financial Group Incorporated (Financials, Banks)	2,244,400	4,365,336
Monex Beans Holdings Incorporated (Financials, Capital Markets)	610,000	2,049,312
Namura Shipbuilding Company Limited (Industrials, Machinery) «	108,800	881,729
Nichirei Corporation (Consumer Staples, Food Products)	265,000	1,304,175
Nippon Telegraph & Telephone Corporation (Telecommunication Services, Diversified Telecommunication Services)	117,000	6,944,145
Nissan Motor Company Limited (Consumer Discretionary, Automobiles)	151,400	1,366,764

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2014	Wells Fargo Advantage Allocation Funds	65

INTERNATIONAL VALUE PORTFOLIO

Security name	Shares	Value

Japan (continued)
NTT DoCoMo Incorporated (Telecommunication Services, Wireless Telecommunication Services)	180,000	$2,988,212
Otsuka Holdings Company Limited (Health Care, Pharmaceuticals)	133,900	3,778,926
Rengo Company Limited (Materials, Containers & Packaging)	208,000	984,833
Resona Holdings Incorporated (Financials, Banks)	793,700	4,147,823
Ryosan Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	16,200	320,817
Saizeriya Company Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	99,800	1,228,383
Sankyu Incorporated (Industrials, Road & Rail)	313,000	1,392,819
Sojitz Corporation (Industrials, Trading Companies & Distributors)	678,000	1,078,939
Sumitomo Corporation (Industrials, Trading Companies & Distributors)	285,000	3,729,077
Sumitomo Metal Mining Company Limited (Materials, Metals & Mining)	109,000	1,647,849
Sumitomo Mitsui Financial Group Incorporated (Financials, Banks)	100,400	4,048,546
The Keiyo Bank Limited (Financials, Banks)	62,000	285,029
Toshiba TEC Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	234,000	1,551,572
Toyo Tire & Rubber Company Limited (Consumer Discretionary, Auto Components)	325,000	2,841,356
Tsuruha Holdings Incorporated (Consumer Staples, Food & Staples Retailing)	27,000	1,448,134
West Japan Railway Company (Industrials, Road & Rail)	58,900	2,503,539
Yokohama Rubber Company Limited (Consumer Discretionary, Auto Components)	297,000	2,625,737

		95,579,625

Liechtenstein: 0.15%
Verwaltungs-und Privat-Bank AG (Financials, Capital Markets) (i)	7,800	756,047

Malaysia: 0.24%
Tenaga Nasional Berhad (Utilities, Electric Utilities)	335,200	1,258,174

Netherlands: 2.15%
Aegon NV (Financials, Insurance) «	334,000	2,897,479
ING Groep NV (Financials, Diversified Financial Services) †	237,100	3,320,909
Koninklijke Ahold NV (Consumer Staples, Food & Staples Retailing)	263,630	4,790,365

		11,008,753

Norway: 1.60%
Atea ASA (Information Technology, IT Services)	84,900	1,058,072
DnB Nor ASA (Financials, Banks)	148,800	2,795,336
Statoil ASA (Energy, Oil, Gas & Consumable Fuels)	61,700	1,890,871
Yara International ASA (Materials, Chemicals)	53,600	2,447,816

		8,192,095

Poland: 0.54%
Asseco Poland SA (Information Technology, Software)	101,800	1,372,343
KGHM Polska Miedz SA (Materials, Metals & Mining)	36,500	1,394,337

		2,766,680

Russia: 1.26%
Gazprom Neft Sponsored ADR (Energy, Oil, Gas & Consumable Fuels) (i)	150,900	3,048,180
Lukoil ADR (Energy, Oil, Gas & Consumable Fuels)	60,400	3,416,224

		6,464,404

The accompanying notes are an integral part of these financial statements.

66	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2014

INTERNATIONAL VALUE PORTFOLIO

Security name	Shares	Value

Singapore: 0.40%
United Overseas Bank Limited (Financials, Banks)	113,000	$2,033,333

South Africa: 0.57%
Barclays Africa Group Limited (Financials, Banks)	200,300	2,916,434

South Korea: 2.33%
E-MART Company Limited (Consumer Staples, Food & Staples Retailing)	8,500	1,949,618
Industrial Bank of Korea (Financials, Banks)	192,500	2,641,639
KJB Financial Group Company Limited (Financials, Banks) †	13,510	150,965
KNB Financial Group Company Limited (Financials, Banks) †	20,645	281,284
SK Telecom Company Limited (Telecommunication Services, Wireless Telecommunication Services)	22,300	4,797,932
Woori Finance Holdings Company Limited (Financials, Banks)	178,044	2,094,225

		11,915,663

Spain: 1.71%
Banco Santander Central Hispano SA (Financials, Banks)	429,681	4,406,955
Repsol YPF SA (Energy, Oil, Gas & Consumable Fuels)	123,800	3,487,383
Telefonica SA (Telecommunication Services, Diversified Telecommunication Services)	52,400	879,292

		8,773,630

Sweden: 1.99%
Boliden AB (Materials, Metals & Mining)	169,300	2,352,794
Nordea Bank AB (Financials, Banks)	177,300	2,614,990
Saab AB (Industrials, Aerospace & Defense)	113,500	3,247,945
Skandinaviska Enskilda Banken AB Class A (Financials, Banks)	144,900	1,967,150

		10,182,879

Switzerland: 5.58%
Baloise Holding AG (Financials, Insurance)	28,800	3,457,286
Credit Suisse Group AG (Financials, Capital Markets)	184,595	5,487,347
Georg Fischer AG (Industrials, Machinery) †	3,000	2,261,307
Novartis AG (Health Care, Pharmaceuticals)	48,000	4,304,188
Roche Holdings AG (Health Care, Pharmaceuticals)	12,300	3,619,263
Swiss Reinsurance AG (Financials, Insurance)	48,500	4,313,819
Zurich Financial Services AG (Financials, Insurance)	17,100	5,130,955

		28,574,165

Taiwan: 0.30%
Powertech Technology Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	794,000	1,533,161

Thailand: 0.69%
Bangchak Petroleum PCL (Energy, Oil, Gas & Consumable Fuels)	2,188,900	2,000,213
Thanachart Capital PCL (Financials, Banks)	229,900	238,093
Thanachart Capital PCL-Foreign Shares (Financials, Banks)	1,251,600	1,296,205

		3,534,511

United Kingdom: 18.80%
Alent plc (Materials, Chemicals)	145,400	789,650
AMEC plc (Energy, Energy Equipment & Services)	120,300	2,435,892

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2014	Wells Fargo Advantage Allocation Funds	67

INTERNATIONAL VALUE PORTFOLIO

Security name		Shares	Value

United Kingdom (continued)
Amlin plc (Financials, Insurance)		279,000	$2,197,999
Anglo American plc (Materials, Metals & Mining)		107,000	2,614,074
AstraZeneca plc (Health Care, Pharmaceuticals)		150,200	10,784,355
Aviva plc (Financials, Insurance)		314,900	2,765,855
BAE Systems plc (Industrials, Aerospace & Defense)		684,100	4,851,635
Barclays plc (Financials, Banks)		715,000	2,960,251
BP plc (Energy, Oil, Gas & Consumable Fuels)		844,300	7,118,529
BT Group plc (Telecommunication Services, Diversified Telecommunication Services)		727,900	4,843,817
Carillion plc (Industrials, Construction & Engineering)		261,500	1,552,551
Centrica plc (Utilities, Multi-Utilities)		524,600	2,951,044
Chemring Group plc (Industrials, Aerospace & Defense)		247,200	930,230
Debenhams plc (Consumer Discretionary, Multiline Retail)		1,238,200	1,580,470
Firstgroup plc (Industrials, Road & Rail) †		254,700	598,126
GlaxoSmithKline plc (Health Care, Pharmaceuticals)		57,700	1,548,434
Home Retail Group plc (Consumer Discretionary, Internet & Catalog Retail)		290,000	915,808
Inchcape plc (Consumer Discretionary, Distributors)		255,800	2,666,959
J Sainsbury plc (Consumer Staples, Food & Staples Retailing)		706,400	4,098,055
Kesa Electricals plc (Consumer Discretionary, Specialty Retail) (i)		679,100	981,789
Marston’s plc (Consumer Discretionary, Hotels, Restaurants & Leisure)		558,800	1,414,356
Old Mutual plc – London Exchanges (Financials, Insurance)		982,800	3,327,683
Pace plc (Consumer Discretionary, Household Durables)		308,800	1,942,073
Premier Foods plc (Consumer Staples, Food Products) †		73,926	73,110
Royal Dutch Shell plc Class A (Energy, Oil, Gas & Consumable Fuels)		14,300	562,277
Royal Dutch Shell plc Class B (Energy, Oil, Gas & Consumable Fuels)		279,300	11,399,752
RSA Insurance Group plc (Financials, Insurance)		88,780	714,004
Standard Chartered plc (Financials, Banks)		253,000	5,693,251
Tesco plc (Consumer Staples, Food & Staples Retailing)		655,700	3,336,268
Tullett Prebon plc (Financials, Capital Markets)		279,500	1,357,706
Vesuvius plc (Industrials, Machinery)		145,400	1,116,722
WH Smith plc (Consumer Discretionary, Specialty Retail)		223,600	3,879,159
William Morrison Supermarkets plc (Consumer Staples, Food & Staples Retailing)		679,700	2,297,993

			96,299,877

Total Common Stocks (Cost $444,930,971)			491,153,446

	Dividend yield
Preferred Stocks: 1.05%

Brazil: 1.05%
Banco do Estado do Rio Grande do Sul SA (Financials, Banks) ±	7.29%	349,800	1,658,205
Companhia Energetica de Minas Gerais SA (Utilities, Electric Utilities) ±	8.40	109,057	758,429
Companhia Vale Do Rio Doce Class A (Materials, Metals & Mining) ±	7.32	257,700	2,949,350

Total Preferred Stocks (Cost $7,494,252)			5,365,984

	Yield
Short-Term Investments: 7.75%

Investment Companies: 7.75%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.07	4,703,819	4,703,819
Wells Fargo Securities Lending Cash Investments, LLC (l)(u)(r)(v)	0.10	35,005,084	35,005,084

Total Short-Term Investments (Cost $39,708,903)			39,708,903

The accompanying notes are an integral part of these financial statements.

68	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2014

INTERNATIONAL VALUE PORTFOLIO

		Value
Total investments in securities
(Cost $492,134,126)	104.68%	$536,228,333
Other assets and liabilities, net	(4.68)	(23,992,997)

Total net assets	100.00%	$512,235,336

†	Non-income-earning security

«	All or a portion of this security is on loan.

(i)	Illiquid security for which the designation as illiquid is unaudited.

±	Variable rate investment. The interest rate shown is the rate in effect at period end.

(l)	Represents an affiliate of the Fund under Sections 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940, as amended

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

(v)	Security represents investment of cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $493,010,039 and unrealized gains (losses) consists of:

Gross unrealized gains	$89,271,250
Gross unrealized losses	(46,052,956)

Net unrealized gains	$43,218,294

The	following table shows the percent of total long-term investments by sector as of May 31, 2014:

Financials	29.12%
Consumer Discretionary	12.63
Industrials	12.13
Energy	11.12
Materials	8.36
Health Care	7.99
Consumer Staples	6.92
Telecommunication Services	5.74
Utilities	3.86
Information Technology	2.13

100.00%

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2014	Wells Fargo Advantage Allocation Funds	69

LARGE COMPANY VALUE PORTFOLIO

Security name	Shares	Value

Common Stocks: 95.52%

Consumer Discretionary: 6.77%

Automobiles: 0.72%
General Motors Company	20,076	$694,228

Hotels, Restaurants & Leisure: 1.24%
Norwegian Cruise Line Holdings Limited †	35,239	1,189,316

Household Durables: 1.90%
Jarden Corporation †	16,195	916,313
Newell Rubbermaid Incorporated	31,160	912,365

		1,828,678

Media: 0.97%
The Walt Disney Company	11,068	929,823

Multiline Retail: 1.18%
Dillard’s Incorporated Class A	10,078	1,136,295

Textiles, Apparel & Luxury Goods: 0.76%
PVH Corporation	5,542	729,493

Consumer Staples: 4.72%

Food & Staples Retailing: 2.54%
CVS Caremark Corporation	31,137	2,438,650

Food Products: 0.93%
Darling Ingredients Incorporated †	44,640	892,354

Household Products: 1.25%
Procter & Gamble Company	14,902	1,203,933

Energy: 13.87%

Energy Equipment & Services: 1.50%
Baker Hughes Incorporated	20,454	1,442,416

Oil, Gas & Consumable Fuels: 12.37%
Chesapeake Energy Corporation	35,752	1,026,797
ConocoPhillips Company	16,004	1,279,360
Encana Corporation	58,502	1,363,682
Exxon Mobil Corporation	18,027	1,812,254
Marathon Oil Corporation	48,716	1,785,929
Noble Energy Incorporated	13,977	1,007,322
SandRidge Energy Incorporated «†	130,413	869,855
Valero Energy Corporation	22,640	1,268,972
Whiting Petroleum Corporation †	20,377	1,464,087

		11,878,258

The accompanying notes are an integral part of these financial statements.

70	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2014

LARGE COMPANY VALUE PORTFOLIO

Security name	Shares	Value

Financials: 27.62%

Banks: 12.01%
Bank of America Corporation	100,912	$1,527,808
Citigroup Incorporated	44,510	2,117,341
First Republic Bank	32,050	1,630,063
JPMorgan Chase & Company	40,747	2,264,311
KeyCorp	133,225	1,823,850
SVB Financial Group †	7,534	794,460
Synovus Financial Corporation	60,012	1,383,870

		11,541,703

Capital Markets: 2.19%
Ameriprise Financial Incorporated	8,481	955,045
Goldman Sachs Group Incorporated	7,177	1,146,956

		2,102,001

Insurance: 8.05%
ACE Limited	8,631	895,121
American International Group Incorporated	38,819	2,098,943
Endurance Specialty Holdings Limited	20,886	1,080,224
MetLife Incorporated	32,647	1,662,712
The Hartford Financial Services Group Incorporated	57,518	1,992,999

		7,729,999

REITs: 5.37%
American Campus Communities Incorporated	39,671	1,540,822
American Tower Corporation	15,201	1,362,466
Vornado Realty Trust	14,107	1,510,578
Weyerhaeuser Company	23,587	741,104

		5,154,970

Health Care: 12.58%

Biotechnology: 0.72%
Gilead Sciences Incorporated †	8,504	690,610

Health Care Equipment & Supplies: 3.65%
Baxter International Incorporated	13,542	1,007,660
Medtronic Incorporated	16,195	988,381
Stryker Corporation	17,838	1,507,133

		3,503,174

Health Care Providers & Services: 1.66%
Cigna Corporation	17,785	1,596,737

Pharmaceuticals: 6.55%
Johnson & Johnson	10,988	1,114,842
Merck & Company Incorporated	35,112	2,031,580
Novartis AG ADR	18,055	1,626,033
Pfizer Incorporated	51,308	1,520,256

		6,292,711

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2014	Wells Fargo Advantage Allocation Funds	71

LARGE COMPANY VALUE PORTFOLIO

Security name	Shares	Value

Industrials: 11.73%

Airlines: 1.26%
United Continental Holdings Incorporated †	27,271	$1,210,014

Electrical Equipment: 2.89%
Eaton Corporation plc	23,453	1,728,249
Regal-Beloit Corporation	13,703	1,045,950

		2,774,199

Industrial Conglomerates: 1.63%
General Electric Company	58,477	1,566,599

Machinery: 2.63%
Dover Corporation	12,239	1,066,996
Stanley Black & Decker Incorporated	16,648	1,455,035

		2,522,031

Road & Rail: 1.89%
Hertz Global Holdings Incorporated †	61,661	1,820,233

Trading Companies & Distributors: 1.43%
WESCO International Incorporated †	16,095	1,374,835

Information Technology: 8.12%

Electronic Equipment, Instruments & Components: 1.06%
Knowles Corporation †	36,241	1,022,359

Internet Software & Services: 1.50%
AOL Incorporated †	20,913	758,724
eBay Incorporated †	13,380	678,767

		1,437,491

Semiconductors & Semiconductor Equipment: 1.68%
Skyworks Solutions Incorporated	37,145	1,608,750

Technology Hardware, Storage & Peripherals: 3.88%
Apple Incorporated	1,728	1,093,824
EMC Corporation	52,180	1,385,901
NCR Corporation †	38,250	1,249,245

		3,728,970

Materials: 3.22%

Chemicals: 2.16%
Huntsman Corporation	38,494	1,027,405
Westlake Chemical Corporation	12,980	1,049,433

		2,076,838

Containers & Packaging: 1.06%
Crown Holdings Incorporated †	20,790	1,015,592

The accompanying notes are an integral part of these financial statements.

72	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2014

LARGE COMPANY VALUE PORTFOLIO

Security name		Shares	Value

Telecommunication Services: 2.78%

Diversified Telecommunication Services: 2.78%
CenturyLink Incorporated		34,920	$1,315,436
Verizon Communications Incorporated		27,028	1,350,319

			2,665,755

Utilities: 4.11%

Electric Utilities: 1.26%
Portland General Electric Company		36,619	1,210,990

Independent Power & Renewable Electricity Producers: 1.78%
AES Corporation		121,090	1,707,369

Water Utilities: 1.07%
Aqua America Incorporated		40,383	1,024,921

Total Common Stocks (Cost $72,838,893)			91,742,295

	Yield

Short-Term Investments: 2.18%

Investment Companies: 2.18%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (u)(l)	0.07%	1,199,198	1,199,198
Wells Fargo Securities Lending Cash Investments, LLC (r)(v)(u)(l)	0.10	896,000	896,000

Total Short-Term Investments (Cost $2,095,198)			2,095,198

Total investments in securities
(Cost $74,934,091) *	97.70%	93,837,493
Other assets and liabilities, net	2.30	2,212,902

Total net assets	100.00%	$96,050,395

†	Non-income-earning security

«	All or a portion of this security is on loan.

(u)	Rate shown is the 7-day annualized yield at period end.

(l)	Represents an affiliate of the Fund under Sections 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940, as amended

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

(v)	Security represents investment of cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $75,685,837 and unrealized gains (losses) consists of:

Gross unrealized gains	$19,248,134
Gross unrealized losses	(1,096,478)

Net unrealized gains	$18,151,656

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2014	Wells Fargo Advantage Allocation Funds	73

SMALL COMPANY GROWTH PORTFOLIO

Security name	Shares	Value

Common Stocks: 94.80%

Consumer Discretionary: 15.08%

Auto Components: 1.85%
Modine Manufacturing Company †	191,638	$2,926,311
Tower International Incorporated †	118,906	3,643,280

		6,569,591

Diversified Consumer Services: 1.72%
2U Incorporated †	164,789	2,379,552
Nord Anglia Education Incorporated †	208,360	3,750,480

		6,130,032

Hotels, Restaurants & Leisure: 1.70%
Brinker International Incorporated	60,025	2,980,240
Del Frisco’s Restaurant Group Incorporated †	113,936	3,077,411

		6,057,651

Media: 1.59%
IMAX Corporation «†	114,296	2,997,984
Lions Gate Entertainment Corporation	102,119	2,668,367

		5,666,351

Specialty Retail: 4.37%
Chico’s FAS Incorporated	121,807	1,846,594
Christopher & Banks Corporation †	343,140	2,340,215
Dick’s Sporting Goods Incorporated	63,759	2,834,088
Lumber Liquidators Holdings Incorporated «†	31,400	2,439,152
Monro Muffler Brake Incorporated	62,653	3,383,889
Pier 1 Imports Incorporated	154,444	2,719,759

		15,563,697

Textiles, Apparel & Luxury Goods: 3.85%
Hanesbrands Incorporated	67,372	5,715,167
Movado Group Incorporated	67,120	2,570,025
Skechers U.S.A. Incorporated Class A †	79,008	3,515,856
Tumi Holdings Incorporated †	101,799	1,883,282

		13,684,330

Consumer Staples: 1.59%

Food Products: 1.59%
Darling Ingredients Incorporated †	124,787	2,494,492
Whitewave Foods Company †	100,956	3,179,104

		5,673,596

Energy: 6.03%

Energy Equipment & Services: 0.89%
Hornbeck Offshore Services Incorporated †	69,910	3,162,728

The accompanying notes are an integral part of these financial statements.

74	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2014

SMALL COMPANY GROWTH PORTFOLIO

Security name	Shares	Value

Oil, Gas & Consumable Fuels: 5.14%
Delek US Holdings Incorporated	101,735	$3,160,906
Diamondback Energy Incorporated †	33,919	2,560,206
GasLog Limited	99,223	2,316,857
Gulfport Energy Corporation †	33,314	2,049,810
Oasis Petroleum Incorporated †	74,411	3,683,345
Ring Energy Incorporated †	74,180	1,436,125
Sanchez Energy Corporation «†	89,800	3,091,814

		18,299,063

Financials: 9.88%

Banks: 2.70%
PacWest Bancorp	53,469	2,161,217
ServisFirst Bancshares Incorporated	17,600	1,509,024
Signature Bank †	21,063	2,439,517
SVB Financial Group †	33,262	3,507,478

		9,617,236

Capital Markets: 4.09%
Evercore Partners Incorporated Class A	82,774	4,555,881
LPL Financial Holdings Incorporated	80,931	3,795,664
Stifel Financial Corporation †	70,728	3,196,906
Virtus Investment Partners Incorporated †	16,364	3,018,994

		14,567,445

Insurance: 1.13%
Argo Group International Holdings Limited	82,550	3,999,548

REITs: 1.07%
QTS Realty Trust Incorporated Class A	130,405	3,794,786

Thrifts & Mortgage Finance: 0.89%
Essent Group Limited «†	158,864	3,169,337

Health Care: 18.11%

Biotechnology: 4.15%
Alnylam Pharmaceuticals Incorporated †	43,922	2,604,135
Exact Sciences Corporation «†	208,422	2,809,529
InterMune Incorporated †	66,143	2,620,586
Intrexon Corporation «†	64,967	1,370,154
Portola Pharmaceuticals Incorporation †	67,665	1,499,456
Tesaro Incorporated †	87,201	2,323,035
Tetraphase Pharmaceuticals †	146,198	1,540,927

		14,767,822

Health Care Equipment & Supplies: 6.62%
Accuray Incorporated «†	296,178	2,612,290
Analogic Corporation	34,920	2,385,734
Atricure Incorporated †	141,670	2,340,388

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2014	Wells Fargo Advantage Allocation Funds	75

SMALL COMPANY GROWTH PORTFOLIO

Security name	Shares	Value

Health Care Equipment & Supplies (continued)
Cerus Corporation «†	420,069	$1,760,089
DexCom Incorporated †	92,056	3,107,811
Endologix Incorporated †	224,772	2,935,522
Insulet Corporation †	61,509	2,253,075
K2M Group Holdings Incorporated †	121,590	1,817,771
Spectranetics Corporation †	130,364	2,795,004
Veracyte Incorporated †	101,953	1,551,725

		23,559,409

Health Care Providers & Services: 3.26%
AMN Healthcare Services Incorporated †	260,139	2,913,557
Capital Senior Living Corporation †	80,370	1,907,984
Ensign Group Incorporated	48,285	2,264,567
LifePoint Hospitals Incorporated †	73,946	4,528,453

		11,614,561

Health Care Technology: 0.43%
Medidata Solutions Incorporated †	39,862	1,541,464

Life Sciences Tools & Services: 1.88%
Cambrex Corporation †	132,798	2,853,829
ICON plc ADR †	90,542	3,827,210

		6,681,039

Pharmaceuticals: 1.77%
AcelRx Pharmaceuticals Incorporated «†	182,009	1,674,483
Akorn Incorporated «†	94,591	2,645,710
Pacira Pharmaceuticals Incorporated †	25,598	1,986,661

		6,306,854

Industrials: 13.94%

Aerospace & Defense: 0.74%
Esterline Technologies Corporation †	23,691	2,640,362

Air Freight & Logistics: 1.19%
Hub Group Incorporated Class A †	90,069	4,235,945

Building Products: 1.68%
A.O. Smith Corporation	70,739	3,493,092
NCI Building Systems Incorporated †	148,480	2,487,040

		5,980,132

Commercial Services & Supplies: 1.79%
Copart Incorporated †	86,830	3,088,543
Kar Auction Services Incorporated	106,660	3,257,396

		6,345,939

The accompanying notes are an integral part of these financial statements.

76	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2014

SMALL COMPANY GROWTH PORTFOLIO

Security name	Shares	Value

Machinery: 1.97%
Actuant Corporation Class A	73,380	$2,607,191
Wabash National Corporation †	322,418	4,413,902

		7,021,093

Professional Services: 1.79%
On Assignment Incorporated †	132,804	4,681,341
RPX Corporation †	104,215	1,693,494

		6,374,835

Road & Rail: 2.40%
Genesee & Wyoming Incorporated Class A †	27,387	2,666,124
Roadrunner Transportation Systems Incorporated †	120,087	3,136,672
Swift Transportation Company †	110,666	2,740,090

		8,542,886

Trading Companies & Distributors: 2.38%
Beacon Roofing Supply Incorporated †	95,039	3,278,846
MSC Industrial Direct Company	22,780	2,095,077
United Rentals Incorporated †	30,654	3,097,587

		8,471,510

Information Technology: 25.66%

Communications Equipment: 2.66%
Infinera Corporation †	198,952	1,810,463
JDS Uniphase Corporation †	186,104	2,041,561
Palo Alto Networks Incorporated †	43,843	3,284,279
Riverbed Technology Incorporated †	114,827	2,333,285

		9,469,588

Electronic Equipment, Instruments & Components: 1.63%
InvenSense Incorporated «†	144,483	2,788,522
OSI Systems Incorporated †	52,696	3,001,037

		5,789,559

Internet Software & Services: 3.45%
Aerohive Networks Incorporated «†	160,970	1,603,261
Bankrate Incorporated †	192,650	2,918,648
Everyday Health Incorporated «†	159,180	2,830,220
Pandora Media Incorporated †	122,150	2,996,340
Zillow Incorporated Class A «†	16,271	1,920,303

		12,268,772

IT Services: 3.26%
EVERTEC Incorporated	128,019	3,060,934
InterXion Holding NV «†	92,764	2,438,766
Maximus Incorporated	70,070	3,130,728
Vantiv Incorporated Class A †	95,450	2,957,996

		11,588,424

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2014	Wells Fargo Advantage Allocation Funds	77

SMALL COMPANY GROWTH PORTFOLIO

Security name		Shares	Value

Semiconductors & Semiconductor Equipment: 5.10%
Applied Micro Circuits Corporation †		137,047	$1,233,423
Microsemi Corporation †		101,328	2,465,310
Nanometrics Incorporated †		146,799	2,519,071
Semtech Corporation †		94,973	2,463,600
Spansion Incorporated Class A †		174,155	3,317,653
Synaptics Incorporated «†		37,852	2,576,964
Teradyne Incorporated «		201,307	3,583,265

			18,159,286

Software: 9.56%
A10 Networks Incorporated «†		186,840	2,137,450
Bottomline Technologies Incorporated †		91,300	2,631,266
Cadence Design Systems Incorporated †		219,472	3,662,988
Concur Technologies Incorporated †		28,858	2,463,607
Jive Software Incorporated «†		221,735	1,773,880
PTC Incorporated †		95,976	3,531,917
Qlik Technologies Incorporated †		103,263	2,241,840
Rally Software Development Corporation †		147,080	1,920,865
Realpage Incorporated «†		99,426	2,108,825
Silver Spring Networks Incorporated «†		232,811	2,828,654
SS&C Technologies Holdings †		115,513	4,926,629
Synchronoss Technologies Incorporated †		60,280	1,913,890
Ultimate Software Group Incorporated †		14,911	1,895,635

			34,037,446

Materials: 4.51%

Chemicals: 2.35%
Calgon Carbon Corporation †		150,239	3,222,627
Flotek Industries Incorporated †		98,667	2,800,169
Methanex Corporation		40,996	2,340,872

			8,363,668

Metals & Mining: 1.35%
Constellium NV Class A †		91,329	2,661,327
Steel Dynamics Incorporated		124,111	2,143,397

			4,804,724

Paper & Forest Products: 0.81%
Boise Cascade Company †		110,417	2,888,509

Total Common Stocks (Cost $276,812,479)			337,409,218

	Yield
Short-Term Investments: 15.23%

Investment Companies: 15.23%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (u)(l)	0.07%	17,008,429	17,008,429
Wells Fargo Securities Lending Cash Investments, LLC (v)(r)(u)(l)	0.10	37,186,513	37,186,513

Total Short-Term Investments (Cost $54,194,942)			54,194,942

The accompanying notes are an integral part of these financial statements.

78	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2014

SMALL COMPANY GROWTH PORTFOLIO

		Value
Total investments in securities
(Cost $331,007,421) *	110.03%	$391,604,160
Other assets and liabilities, net	(10.03)	(35,688,632)

Total net assets	100.00%	$355,915,528

†	Non-income-earning security

«	All or a portion of this security is on loan.

(u)	Rate shown is the 7-day annualized yield at period end.

(l)	Represents an affiliate of the Fund under Sections 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940, as amended

(v)	Security represents investment of cash collateral received from securities on loan.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

*	Cost for federal income tax purposes is $332,379,043 and unrealized gains (losses) consists of:

Gross unrealized gains	$69,535,623
Gross unrealized losses	(10,310,506)

Net unrealized gains	$59,225,117

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2014	Wells Fargo Advantage Allocation Funds	79

SMALL COMPANY VALUE PORTFOLIO

Security name	Shares	Value

Common Stocks: 98.70%

Consumer Discretionary: 16.49%

Auto Components: 2.22%
American Axle & Manufacturing Holdings Incorporated †	133,165	$2,468,879
Dana Holding Corporation	95,799	2,120,990

		4,589,869

Distributors: 1.08%
Core Mark Holding Company Incorporated	26,863	2,221,033

Diversified Consumer Services: 2.26%
Apollo Group Incorporated Class A †	64,398	1,725,866
Houghton Mifflin Harcourt Company †	73,390	1,337,166
Steiner Leisure Limited †	39,813	1,599,686

		4,662,718

Hotels, Restaurants & Leisure: 1.72%
Bob Evans Farms Incorporated	33,188	1,482,508
ClubCorp Holdings Incorporated	117,100	2,059,789

		3,542,297

Household Durables: 0.57%
The Ryland Group Incorporated	31,190	1,175,863

Leisure Products: 0.46%
Arctic Cat Incorporated	25,415	947,980

Media: 1.03%
Scholastic Corporation	66,570	2,122,252

Specialty Retail: 4.37%
Asbury Automotive Group Incorporated †	51,903	3,355,010
DSW Incorporated Class A	83,700	2,096,685
Rent-A-Center Incorporated	40,118	1,121,699
Zumiez Incorporated †	89,327	2,453,813

		9,027,207

Textiles, Apparel & Luxury Goods: 2.78%
G-III Apparel Group Limited †	40,590	2,976,059
Vera Bradley Incorporated †«	102,100	2,751,595

		5,727,654

Consumer Staples: 1.97%

Food Products: 1.97%
Dean Foods Company	116,020	2,016,428
Post Holdings Incorporated †	40,796	2,038,576

		4,055,004

The accompanying notes are an integral part of these financial statements.

80	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2014

SMALL COMPANY VALUE PORTFOLIO

Security name	Shares	Value

Energy: 4.66%

Energy Equipment & Services: 1.00%
CARBO Ceramics Incorporated «	15,100	$2,077,307

Oil, Gas & Consumable Fuels: 3.66%
Athlon Energy Incorporated †	47,700	2,073,042
Rex Energy Corporation †	115,770	2,301,508
Sanchez Energy Corporation †«	92,175	3,173,585

		7,548,135

Financials: 36.48%

Banks: 17.28%
BancorpSouth Incorporated	126,211	2,965,959
BankUnited Incorporated	64,546	2,100,327
City National Corporation	30,769	2,187,368
Columbia Banking System Incorporated	56,800	1,406,936
FirstMerit Corporation	105,590	1,971,365
IBERIABANK Corporation	39,841	2,488,469
Independent Bank Group Incorporated	33,400	1,561,450
Investors Bancorp Incorporated	223,200	2,410,560
MB Financial Incorporated	58,500	1,570,140
Old National Bancorp	125,400	1,696,662
PacWest Bancorp	47,469	1,918,697
PrivateBancorp Incorporated	96,000	2,564,160
Umpqua Holdings Corporation	110,107	1,824,473
ViewPoint Financial Group Incorporated	78,000	1,938,300
Webster Financial Corporation	69,092	2,067,233
Western Alliance Bancorp †	132,239	3,025,628
Wintrust Financial Corporation	44,951	1,958,965

		35,656,692

Capital Markets: 0.98%
Stifel Financial Corporation †	44,774	2,023,785

Insurance: 6.33%
AmTrust Financial Services Incorporated	61,066	2,607,518
CNO Financial Group Incorporated	178,461	2,878,576
Employers Holdings Incorporated	95,234	2,002,771
OneBeacon Insurance Group Limited	101,401	1,550,421
Primerica Incorporated	49,497	2,229,345
Selective Insurance Group Incorporated	75,217	1,787,908

		13,056,539

Real Estate Management & Development: 0.78%
Alexander & Baldwin Incorporated	42,680	1,617,999

REITs: 11.11%
American Residential Properties Incorporated †«	79,700	1,458,510
Ashford Hospitality Trust	176,617	1,889,802
Campus Crest Communities Incorporated	226,596	2,009,907

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2014	Wells Fargo Advantage Allocation Funds	81

SMALL COMPANY VALUE PORTFOLIO

Security name	Shares	Value

REITs (continued)
Cousins Properties Incorporated	177,297	$2,127,564
Education Realty Trust Incorporated	249,400	2,608,724
Parkway Properties Incorporated	105,800	2,112,826
Pebblebrook Hotel Trust	62,111	2,207,425
Ramco-Gershenson Properties Trust	119,200	1,978,720
Sabra Health Care REIT Incorporated	76,328	2,234,884
STAG Industrial Incorporated	92,000	2,203,400
Sunstone Hotel Investors Incorporated	142,721	2,096,571

		22,928,333

Health Care: 4.89%

Health Care Equipment & Supplies: 1.21%
Alere Incorporated †	69,743	2,494,707

Health Care Providers & Services: 3.68%
Ensign Group Incorporated	34,764	1,630,432
Health Net Incorporated †	82,020	3,279,160
WellCare Health Plans Incorporated †	34,780	2,693,711

		7,603,303

Industrials: 10.76%

Air Freight & Logistics: 0.88%
Atlas Air Worldwide Holdings Incorporated †	49,489	1,810,803

Commercial Services & Supplies: 1.69%
ACCO Brands Corporation †	260,140	1,566,043
Quad Graphics Incorporated	91,317	1,915,831

		3,481,874

Construction & Engineering: 2.13%
Great Lakes Dredge & Dock Company †	206,322	1,572,174
Tutor Perini Corporation †	92,141	2,822,279

		4,394,453

Machinery: 2.02%
Briggs & Stratton Corporation	68,294	1,405,491
Global Brass & Copper Holdings Incorporated	85,383	1,376,374
Wabash National Corporation †	101,339	1,387,331

		4,169,196

Professional Services: 1.06%
FTI Consulting Incorporated †	68,141	2,198,910

Road & Rail: 1.74%
Quality Distribution Incorporated †	135,600	1,951,284
Ryder System Incorporated	18,906	1,640,852

		3,592,136

The accompanying notes are an integral part of these financial statements.

82	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2014

SMALL COMPANY VALUE PORTFOLIO

Security name	Shares	Value

Trading Companies & Distributors: 1.24%
TAL International Group Incorporated «	32,400	$1,419,768
Titan Machinery Incorporated †«	64,583	1,130,848

		2,550,616

Information Technology: 12.21%

Communications Equipment: 1.57%
ARRIS Group Incorporated †	97,620	3,232,198

Electronic Equipment, Instruments & Components: 4.95%
Celestica Incorporated †	188,170	2,229,815
Itron Incorporated †	47,690	1,833,681
Plexus Corporation †	53,619	2,239,129
Sanmina Corporation †	96,875	1,971,406
Tech Data Corporation †	32,450	1,931,100

		10,205,131

Semiconductors & Semiconductor Equipment: 4.29%
Advanced Energy Industries Incorporated †	116,320	2,276,382
Cirrus Logic Incorporated †«	85,110	1,883,484
Kulicke & Soffa Industries Incorporated †	201,756	2,842,742
Photronics Incorporated †	211,154	1,856,044

		8,858,652

Software: 0.41%
EPIQ Systems Incorporated	70,382	848,807

Technology Hardware, Storage & Peripherals: 0.99%
QLogic Corporation †	206,120	2,048,833

Materials: 6.10%

Chemicals: 2.67%
Chemtura Corporation †	86,700	2,165,766
Kraton Performance Polymers Incorporated †	82,791	2,059,012
Zep Incorporated	73,316	1,283,030

		5,507,808

Metals & Mining: 3.43%
A.M. Castle & Company †	55,166	665,854
Commercial Metals Company	112,070	1,989,243
Horsehead Holding Corporation †	144,762	2,400,154
Suncoke Energy Incorporated †	100,839	2,024,847

		7,080,098

Telecommunication Services: 0.49%

Diversified Telecommunication Services: 0.49%
ORBCOMM Incorporated †	160,060	1,021,183

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2014	Wells Fargo Advantage Allocation Funds	83

SMALL COMPANY VALUE PORTFOLIO

Security name			Shares	Value

Utilities: 4.65%

Electric Utilities: 4.65%
El Paso Electric Company			61,450	$2,341,860
PNM Resources Incorporated			84,004	2,390,754
Portland General Electric Company			83,097	2,748,011
UIL Holdings Corporation			57,190	2,114,314

				9,594,939

Total Common Stocks (Cost $153,310,099)				203,674,314

		Expiration date
Warrants: 0.01%

Health Care: 0.01%

Health Care Equipment & Supplies: 0.01%
EnteroMedics Incorporated †(a)		5-14-2016	9,104	16,087

Total Warrants (Cost $0)				16,087

	Yield
Short-Term Investments: 6.13%

Investment Companies: 6.13%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (u)(l)	0.07%		4,692,619	4,692,619
Wells Fargo Securities Lending Cash Investments, LLC (u)(l)(v)(r)	0.10		7,952,113	7,952,113

Total Short-Term Investments (Cost $12,644,732)				12,644,732

Total investments in securities
(Cost $165,954,831) *	104.84%	216,335,133
Other assets and liabilities, net	(4.84)	(9,987,624)

Total net assets	100.00%	$206,347,509

†	Non-income-earning security

«	All or a portion of this security is on loan.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(u)	Rate shown is the 7-day annualized yield at period end.

(l)	Represents an affiliate of the Fund under Sections 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940, as amended

(v)	Security represents investment of cash collateral received from securities on loan.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

*	Cost for federal income tax purposes is $166,740,519 and unrealized gains (losses) consists of:

Gross unrealized gains	$54,603,413
Gross unrealized losses	(5,008,799)

Net unrealized gains	$49,594,614

The accompanying notes are an integral part of these financial statements.

84	Wells Fargo Advantage Allocation Funds	Summary portfolio of investments—May 31, 2014

CORE BOND PORTFOLIO

The Summary Portfolio of Investments shows the 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the total net assets as of the report date. The remaining securities held are grouped as “Other securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by accessing the following website:

http://a584.g.akamai.net/f/584/1326/1d/www.wellsfargoadvantagefunds.com/pdf/ann/holdings/corebond.pdf or by calling Wells Fargo Advantage Funds at 1-800-222-8222. This complete schedule, filed on the Form N-CSR, is also available on the SEC’s website at sec.gov.

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Agency Securities: 31.70%
FHLMC	0.85-7.50%	8-1-2017 to 7-14-2044	$135,761,161	$144,359,749	4.96%
FHLMC ±	2.71	7-1-2042	9,603,134	9,836,490	0.34
FHLMC	5.00	8-1-2039	16,705,740	18,702,393	0.65
FHLMC	5.00	8-1-2041	18,808,964	20,949,056	0.72
FNMA	1.95-7.50	9-1-2016 to 8-1-2044	272,082,358	289,025,728	9.98
FNMA	2.50	11-1-2027	14,669,890	14,989,494	0.52
FNMA ±	2.77	6-1-2042	10,889,845	11,169,714	0.39
FNMA ±	2.94	5-1-2042	12,238,750	12,624,271	0.44
FNMA	3.00	2-1-2043	10,822,416	10,658,888	0.37
FNMA	3.00	3-1-2043	17,157,473	16,898,227	0.58
FNMA %%	3.00	6-1-2044	43,300,000	42,833,174	1.48
FNMA ±	3.24	4-1-2044	16,267,897	16,893,504	0.58
FNMA	3.50	9-1-2042	30,801,081	31,541,829	1.09
FNMA	4.00	4-1-2034	12,476,924	13,344,004	0.46
FNMA %%	4.50	8-1-2044	40,100,000	43,126,297	1.49
FNMA	5.00	7-1-2041	11,726,373	13,247,169	0.46
FNMA	6.00	3-1-2034	13,095,860	14,836,255	0.51
FNMA	3.00	12-25-2042	36,378,558	35,492,049	1.23
FNMA	3.00	12-25-2043	11,449,296	11,784,966	0.41
GNMA	3.22-8.05	7-15-2019 to 7-24-2044	4,217,761	4,394,375	0.15
GNMA %%	3.50	6-1-2044	30,700,000	31,928,000	1.10
GNMA %%	3.50	6-1-2044	10,600,000	11,015,719	0.38
GNMA %%	4.00	6-1-2044	19,800,000	21,128,378	0.73
GNMA %%	4.00	8-1-2044	39,400,000	41,797,088	1.44
GNMA %%	4.50	6-1-2044	17,700,000	19,281,419	0.67
GNMA %%	4.50	8-1-2044	15,100,000	16,364,183	0.57

Total Agency Securities (Cost $911,561,623)				918,222,419	31.70

Asset-Backed Securities: 12.87%
Bank of America Credit Card Trust Series 2014-A2 Class A ±	0.42	9-16-2019	15,741,000	15,741,000	0.54
Capital Auto Receivables Asset Trust	0.45-1.69	6-20-2016 to 10-22-2018	51,304,000	51,509,414	1.78
Citibank Credit Card Issuance Trust Series 2013-A7 Class A7 ±	0.58	9-10-2020	20,807,000	20,887,377	0.72
Ford Credit Auto Owner Trust Series 2014-1 Class A 144A	2.26	11-15-2025	10,000,000	10,119,300	0.35
Nissan Auto Receivables Owner Series 2013-A Class A3	0.50	5-15-2017	10,820,000	10,829,381	0.37
SLM Student Loan Trust Series 2006-5 Class A5 ±	0.34	1-25-2027	10,347,000	10,231,372	0.35
Other securities				253,442,122	8.76

Total Asset-Backed Securities (Cost $371,382,228)				372,759,966	12.87

Corporate Bonds and Notes: 18.70%

Consumer Discretionary: 1.92%

Automobiles: 1.33%
Other securities				38,699,236	1.33

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—May 31, 2014	Wells Fargo Advantage Allocation Funds	85

CORE BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Hotels, Restaurants & Leisure: 0.08%
Other securities				$2,212,647	0.08%

Media: 0.51%
Other securities				14,792,650	0.51

Consumer Staples: 1.12%

Beverages: 0.52%
Other securities				15,020,170	0.52

Food & Staples Retailing: 0.06%
Other securities				1,688,333	0.06

Food Products: 0.46%
Other securities				13,471,699	0.46

Tobacco: 0.08%
Other securities				2,304,739	0.08

Energy: 1.76%

Energy Equipment & Services: 0.23%
Other securities				6,721,268	0.23

Oil, Gas & Consumable Fuels: 1.53%
Other securities				44,275,577	1.53

Financials: 7.08%

Banks: 2.06%
Bank of America Corporation	1.50%	10-9-2015	$11,077,000	11,191,968	0.39
Other securities				48,380,203	1.67

				59,572,171	2.06

Capital Markets: 1.40%
Other securities				40,417,854	1.40

Consumer Finance: 1.15%
Other securities				33,384,108	1.15

Diversified Financial Services: 0.55%
Other securities				16,039,629	0.55

Insurance: 0.79%
Other securities				23,001,527	0.79

REITs: 1.13%
Other securities				32,630,701	1.13

Health Care: 1.83%

Biotechnology: 0.74%
Other securities				21,406,375	0.74

The accompanying notes are an integral part of these financial statements.

86	Wells Fargo Advantage Allocation Funds	Summary portfolio of investments—May 31, 2014

CORE BOND PORTFOLIO

Security name	Value	Percent of net assets

Health Care Equipment & Supplies: 0.20%
Other securities	$5,762,380	0.20%

Health Care Providers & Services: 0.59%
Other securities	17,163,814	0.59

Life Sciences Tools & Services: 0.19%
Other securities	5,494,031	0.19

Pharmaceuticals: 0.11%
Other securities	3,219,669	0.11

Industrials: 0.49%

Aerospace & Defense: 0.27%
Other securities	7,713,035	0.27

Road & Rail: 0.22%
Other securities	6,350,975	0.22

Information Technology: 1.27%

Communications Equipment: 0.20%
Other securities	5,762,504	0.20

Electronic Equipment, Instruments & Components: 0.09%
Other securities	2,587,197	0.09

Internet Software & Services: 0.12%
Other securities	3,606,460	0.12

IT Services: 0.29%
Other securities	8,355,844	0.29

Software: 0.09%
Other securities	2,524,636	0.09

Technology Hardware, Storage & Peripherals: 0.48%
Other securities	13,920,081	0.48

Materials: 0.17%

Chemicals: 0.08%
Other securities	2,438,163	0.08

Metals & Mining: 0.09%
Other securities	2,580,437	0.09

Telecommunication Services: 1.24%

Diversified Telecommunication Services: 1.24%
Other securities	35,865,348	1.24

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—May 31, 2014	Wells Fargo Advantage Allocation Funds	87

CORE BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Utilities: 1.82%

Electric Utilities: 1.08%
Other securities				$31,182,075	1.08%

Gas Utilities: 0.17%
Other securities				4,977,406	0.17

Multi-Utilities: 0.57%
Other securities				16,643,609	0.57

Total Corporate Bonds and Notes (Cost $523,801,964)				541,786,348	18.70

Municipal Obligations: 1.05%

California: 0.27%
Other securities				7,822,747	0.27

Illinois: 0.12%
Other securities				3,549,605	0.12

Nevada: 0.14%
Other securities				4,118,131	0.14

New Jersey: 0.18%
Other securities				5,126,265	0.18

New York: 0.14%
Other securities				3,935,816	0.14

Ohio: 0.04%
Other securities				1,173,000	0.04

Texas: 0.16%
Other securities				4,616,145	0.16

Total Municipal Obligations (Cost $24,182,605)				30,341,709	1.05

Non-Agency Mortgage Backed Securities: 6.16%
Impact Funding LLC Series 2010-1 Class A1 144A	5.31%	1-25-2051	$10,238,468	11,619,669	0.40
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2011-C3 Class A3 144A	4.39	2-15-2046	8,724,000	9,535,140	0.33
JPMorgan Chase Commercial Mortgage Securities Corporation	2.38-5.48	8-5-2032 to 5-15-2047	19,886,333	21,045,551	0.73
Other securities				136,215,549	4.70

Total Non-Agency Mortgage Backed Securities (Cost $175,969,138)				178,415,909	6.16

U.S. Treasury Securities: 29.40%
U.S. Treasury Bond	3.13	2-15-2043	20,513,000	19,798,245	0.68
U.S. Treasury Bond	3.63	2-15-2044	27,906,000	29,536,771	1.02
U.S. Treasury Bond	3.13-3.75	11-15-2041 to 5-15-2044	30,196,000	21,906,092	0.76
U.S. Treasury Note	0.25	2-29-2016	12,262,000	12,255,293	0.42
U.S. Treasury Note	0.38	4-30-2016	84,362,000	84,411,436	2.91
U.S. Treasury Note	0.38	5-31-2016	39,431,000	39,433,642	1.36

The accompanying notes are an integral part of these financial statements.

88	Wells Fargo Advantage Allocation Funds	Summary portfolio of investments—May 31, 2014

CORE BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

U.S. Treasury Securities (continued)
U.S. Treasury Note	0.63%	10-15-2016	$59,869,000	$59,995,264	2.07%
U.S. Treasury Note	0.63	9-30-2017	53,577,000	52,995,207	1.83
U.S. Treasury Note	0.75	3-15-2017	59,637,000	59,711,546	2.06
U.S. Treasury Note	0.88	5-15-2017	153,580,000	154,024,000	5.32
U.S. Treasury Note	0.88	4-15-2017	9,312,000	9,346,920	0.32
U.S. Treasury Note	1.38	2-28-2019	34,395,000	34,233,756	1.18
U.S. Treasury Note	1.50	1-31-2019	9,563,000	9,586,162	0.33
U.S. Treasury Note	1.50	5-31-2019	20,451,000	20,412,654	0.71
U.S. Treasury Note	1.63	3-31-2019	49,453,000	49,762,081	1.72
U.S. Treasury Note	1.63	4-30-2019	26,555,000	26,687,775	0.92
U.S. Treasury Note	2.00	5-31-2021	22,560,000	22,471,875	0.78
U.S. Treasury Note	2.50	5-15-2024	48,001,000	48,113,514	1.66
U.S. Treasury Note ##	2.75	2-15-2024	23,021,000	23,619,914	0.82
U.S. Treasury Note ##	3.13	4-30-2017	68,591,000	73,242,293	2.53

Total U.S. Treasury Securities (Cost $844,096,867)				851,544,440	29.40

Yankee Corporate Bonds and Notes: 5.43%

Consumer Discretionary: 0.23%

Media: 0.05%
Other securities				1,563,944	0.05

Textiles, Apparel & Luxury Goods: 0.18%
Other securities				5,079,166	0.18

Consumer Staples: 0.28%

Beverages: 0.28%
Other securities				8,149,713	0.28

Energy: 1.18%

Energy Equipment & Services: 0.07%
Other securities				2,176,764	0.07

Oil, Gas & Consumable Fuels: 1.11%
Other securities				32,031,927	1.11

Financials: 2.38%

Banks: 1.56%
Norddeutsche Landesbank Pfandbriefe 144A	2.00	2-5-2019	12,700,000	12,770,358	0.44
Other securities				32,388,854	1.12

				45,159,212	1.56

Consumer Finance: 0.40%
Other securities				11,490,469	0.40

Diversified Financial Services: 0.36%
Other securities				10,488,764	0.36

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—May 31, 2014	Wells Fargo Advantage Allocation Funds	89

CORE BOND PORTFOLIO

Security name			Value	Percent of net assets

Insurance: 0.06%
Other securities			$1,874,004	0.06%

Health Care: 0.23%

Pharmaceuticals: 0.23%
Other securities			6,468,871	0.23

Information Technology: 0.25%

Internet Software & Services: 0.25%
Other securities			7,200,600	0.25

Materials: 0.30%

Chemicals: 0.11%
Other securities			3,265,153	0.11

Metals & Mining: 0.19%
Other securities			5,400,712	0.19

Telecommunication Services: 0.35%

Diversified Telecommunication Services: 0.15%
Other securities			4,466,235	0.15

Wireless Telecommunication Services: 0.20%
Other securities			5,712,866	0.20

Utilities: 0.23%

Electric Utilities: 0.23%
Other securities			6,653,337	0.23

Total Yankee Corporate Bonds and Notes (Cost $152,590,390)			157,181,737	5.43

Yankee Government Bonds: 1.82%
Other securities			52,754,597	1.82

Total Yankee Government Bonds (Cost $51,003,879)			52,754,597	1.82

	Yield	Shares

Short-Term Investments: 2.84%

Investment Companies: 2.84%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.07%	81,690,682	81,690,682	2.82
Wells Fargo Securities Lending Cash Investments, LLC (l)(u)(v)(r)	0.10	622,500	622,500	0.02

Total Short-Term Investments (Cost $82,313,182)			82,313,182	2.84

Total investments in securities
(Cost $3,136,901,876) *			3,185,320,307	109.97%
Other assets and liabilities, net			(288,778,548)	(9.97)

Total net assets			$2,896,541,759	100.00%

The accompanying notes are an integral part of these financial statements.

90	Wells Fargo Advantage Allocation Funds	Summary portfolio of investments—May 31, 2014

CORE BOND PORTFOLIO

±	Variable rate investment. The rate shown is the rate in effect at period end.

%%	Security issued on a when-issued basis

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended

##	All or a portion of this security has been segregated for when-issued securities.

(l)	Represents an affiliate of the Fund under Sections 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940, as amended

(u)	Rate shown is the 7-day annualized yield at period end.

(v)	Security represents investment of cash collateral received from securities on loan.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

*	Cost for federal income tax purposes is $3,141,079,016 and unrealized gains (losses) consists of:

Gross unrealized gains	$55,873,482
Gross unrealized losses	(11,632,191)

Net unrealized gains	$44,241,291

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2014	Wells Fargo Advantage Allocation Funds	91

INFLATION-PROTECTED BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities: 99.42%
TIPS	0.13%	4-15-2016	$2,258,776	$2,317,717
TIPS	0.13	4-15-2017	2,616,455	2,703,533
TIPS	0.13	4-15-2018	449,768	464,491
TIPS	0.13	4-15-2019	857,157	881,398
TIPS	0.13	1-15-2022	2,672,640	2,688,719
TIPS	0.13	7-15-2022	2,728,092	2,744,504
TIPS	0.13	1-15-2023	1,438,299	1,433,916
TIPS	0.38	7-15-2023	1,127,050	1,150,207
TIPS	0.63	7-15-2021	2,725,840	2,870,650
TIPS	0.63	1-15-2024	1,017,764	1,055,055
TIPS	0.63	2-15-2043	837,624	753,142
TIPS	0.75	2-15-2042	1,118,931	1,043,491
TIPS	1.13	1-15-2021	1,755,293	1,899,556
TIPS	1.25	7-15-2020	2,009,874	2,202,697
TIPS	1.38	7-15-2018	1,325,894	1,449,678
TIPS	1.38	1-15-2020	1,251,142	1,371,174
TIPS	1.38	2-15-2044	278,817	303,976
TIPS	1.63	1-15-2018	1,218,143	1,329,298
TIPS	1.75	1-15-2028	879,770	1,015,172
TIPS	1.88	7-15-2015	874,663	910,811
TIPS	1.88	7-15-2019	1,128,793	1,271,127
TIPS	2.00	1-15-2016	940,519	992,982
TIPS	2.00	1-15-2026	988,140	1,168,012
TIPS	2.13	1-15-2019	1,194,118	1,345,809
TIPS	2.13	2-15-2040	502,890	635,449
TIPS	2.13	2-15-2041	588,060	748,353
TIPS	2.38	1-15-2017	1,089,690	1,193,381
TIPS	2.38	1-15-2025	1,742,462	2,118,181
TIPS	2.38	1-15-2027	843,631	1,038,259
TIPS	2.50	7-15-2016	918,489	998,283
TIPS	2.50	1-15-2029	797,913	1,009,236
TIPS	2.63	7-15-2017	592,852	664,411
TIPS	3.38	4-15-2032	346,120	500,981
TIPS	3.63	4-15-2028	935,002	1,317,914
TIPS	3.88	4-15-2029	912,724	1,337,569

Total U.S. Treasury Securities (Cost $44,238,165)				46,929,132

	Yield		Shares
Short-Term Investments: 0.30%

Investment Companies: 0.30%
Wells Fargo Advantage Government Money Market Fund, Institutional Class (l)(u)	0.01		140,664	140,664

Total Short-Term Investments (Cost $140,664)				140,664

Total investments in securities (Cost $44,378,829) *	99.72%	47,069,796
Other assets and liabilities, net	0.28	130,621

Total net assets	100.00%	$47,200,417

The accompanying notes are an integral part of these financial statements.

92	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2014

INFLATION-PROTECTED BOND PORTFOLIO

(l)	Represents an affiliate of the Fund under Sections 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940, as amended

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $44,378,829 and unrealized gains (losses) consists of:

Gross unrealized gains	$3,122,568
Gross unrealized losses	(431,601)

Net unrealized gains	$2,690,967

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2014	Wells Fargo Advantage Allocation Funds	93

MANAGED FIXED INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 30.75%
FHLMC	3.50%	9-1-2032	$1,294,099	$1,346,839
FHLMC	4.00	4-1-2044	998,711	1,061,499
FHLMC Series T-20 Class A6	7.99	9-25-2029	136,895	145,363
FHLMC Series T-58 Class 4A	7.50	9-25-2043	1,329,346	1,588,466
FNMA	2.57	9-1-2019	544,566	559,327
FNMA	2.57	9-1-2019	544,720	559,459
FNMA	2.78	10-1-2020	550,000	565,670
FNMA	3.00	12-1-2032	90,352	92,429
FNMA	3.10	4-1-2021	1,100,000	1,120,868
FNMA	3.12	5-1-2022	560,000	577,908
FNMA	3.31	6-1-2021	550,000	575,620
FNMA	3.50	9-1-2032	2,556,821	2,686,982
FNMA	3.50	10-1-2032	1,176,493	1,236,391
FNMA	3.50	11-1-2042	456,280	470,492
FNMA	3.50	11-1-2042	705,753	727,736
FNMA	3.50	2-1-2043	346,835	357,639
FNMA	5.00	9-1-2033	429,486	477,208
FNMA	5.50	2-1-2036	1,118,493	1,210,415
FNMA Series 2002-90 Class A2	6.50	11-25-2042	555,221	632,135
FNMA Series 2002-T4 Class A2	7.00	12-25-2041	263,388	304,432
FNMA Series 2002-W4 Class A4	6.25	5-25-2042	2,423,925	2,707,486
FNMA Series 2003-86 Class PT	4.50	9-25-2018	507,511	536,325
FNMA Series 2003-97 Class CA	5.00	10-25-2018	895,501	952,691
FNMA Series 2003-W4 Class 3A ±	6.61	10-25-2042	428,046	488,745
FNMA Series 2004-T2 Class 1A1	6.00	11-25-2043	1,048,507	1,179,146
FNMA Series 2004-T3 Class A1	6.00	2-25-2044	1,458,326	1,662,173
FNMA Series 2004-W1 Class 2A2	7.00	12-25-2033	250,042	290,811
FNMA Series 2004-W11 Class 1A3	7.00	5-25-2044	1,347,552	1,585,666
FNMA Series 2004-W8 Class 3A	7.50	6-25-2044	609,269	713,272
FNMA Series 2006-M2 Class A2F ±	5.26	5-25-2020	1,917,844	2,136,945
GNMA	6.50	10-15-2023	45,119	51,272
GNMA	6.50	11-15-2023	24,685	28,051
GNMA	6.50	11-15-2023	20,489	23,283
GNMA	6.50	12-15-2023	31,889	36,237
GNMA	6.50	1-15-2024	72,015	81,836
GNMA	7.00	8-15-2027	144,115	169,329
SBA Series 2006-20B Class 1	5.35	2-1-2026	1,002,376	1,087,471
SBA Series 2006-20H Class 1	5.70	8-1-2026	503,337	560,685
SBA Series 2007-20J Class 1	5.57	10-1-2027	998,025	1,113,862
SBA Series 2013-10B Class1	3.64	9-10-2023	953,792	985,278
SBA Series 2013-20A Class 1	2.13	1-1-2033	596,160	573,133
SBA Series 2014-10A Class 1	3.19	3-10-2024	800,000	808,441
SBA Series 2014-20A Class 1	3.46	1-1-2034	500,000	519,958

Total Agency Securities (Cost $32,930,557)				34,588,974

Asset-Backed Securities: 2.09%
Capital Auto Receivables Asset Trust Series 2014-2 Class A3	1.26	5-21-2018	550,000	551,263
CNH Equipment Trust Series 2014-A Class A3	0.84	5-15-2019	550,000	550,402
Fifth Third Auto Trust Series 2014-1 Class A3	0.68	4-16-2018	550,000	550,538
Green Tree Financial Corporation Series 1997-7 Class A8 ±	6.86	7-15-2028	124,407	126,817

The accompanying notes are an integral part of these financial statements.

94	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2014

MANAGED FIXED INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Asset-Backed Securities (continued)
GSAMP Trust Series 2005-SEA1 Class A 144A±	0.49%	1-25-2035	$24,480	$24,415
Nissan Auto Receivables Owner Trust Series 2014-A Class A3	0.72	8-15-2018	550,000	550,290

Total Asset-Backed Securities (Cost $2,348,650)				2,353,725

Corporate Bonds and Notes: 28.61%

Consumer Discretionary: 2.93%

Automobiles: 0.61%
Daimler Finance North America LLC 144A	2.38	8-1-2018	260,000	265,553
General Motors Corporation 144A	4.88	10-2-2023	400,000	419,000

				684,553

Diversified Consumer Services: 1.83%
Dartmouth College	4.75	6-1-2019	440,000	497,906
Massachusetts Institute of Technology	7.25	11-2-2096	500,000	778,948
Pepperdine University	5.45	8-1-2019	465,000	539,158
President and Fellows of Harvard College	3.53	10-1-2031	250,000	239,481

				2,055,493

Media: 0.49%
DIRECTV Holdings LLC	2.40	3-15-2017	400,000	413,132
Time Warner Incorporated	3.40	6-15-2022	140,000	142,733

				555,865

Consumer Staples: 2.58%

Food & Staples Retailing: 0.81%
CVS Caremark Corporation	4.00	12-5-2023	275,000	289,953
SABMiller Holdings Incorporated 144A	3.75	1-15-2022	500,000	521,423
Wal-Mart Stores Incorporated	5.80	2-15-2018	84,000	97,439

				908,815

Food Products: 1.77%
Archer-Daniels-Midland Company	4.48	3-1-2021	400,000	442,974
Cargill Incorporated 144A	4.31	5-14-2021	419,000	458,649
General Mills Incorporated	3.15	12-15-2021	250,000	256,674
Kellogg Company	4.00	12-15-2020	500,000	531,927
Kraft Foods Group Incorporated	3.50	6-6-2022	300,000	307,523

				1,997,747

Energy: 1.33%

Energy Equipment & Services: 0.29%
Halliburton Company	3.25	11-15-2021	315,000	327,037

Oil, Gas & Consumable Fuels: 1.04%
Chevron Corporation	2.36	12-5-2022	120,000	115,075
Chevron Corporation	3.19	6-24-2023	250,000	253,225
Devon Energy Corporation	1.88	5-15-2017	300,000	305,381
EQT Corporation	8.13	6-1-2019	400,000	491,486

				1,165,167

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2014	Wells Fargo Advantage Allocation Funds	95

MANAGED FIXED INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Financials: 13.25%

Banks: 5.73%
Bank of America Corporation	2.60%	1-15-2019	$155,000	$157,303
Bank of America Corporation	4.00	4-1-2024	700,000	715,213
Chase Capital VI ±	0.85	8-1-2028	1,000,000	867,500
Citigroup Incorporated	6.13	11-21-2017	435,000	497,653
CoreStates Capital Trust II 144A±	0.88	1-15-2027	750,000	645,000
Manufacturers & Traders Trust Company ±	5.59	12-28-2020	758,000	792,940
National Capital Commerce Incorporated ±(i)	1.21	4-1-2027	400,000	343,500
National City Bank ±	0.60	6-7-2017	500,000	497,774
NTC Capital Trust Series A ±	0.75	1-15-2027	450,000	384,188
Regions Financial Corporation	5.75	6-15-2015	760,000	797,263
UBS Preferred Funding Trust V Series 1 ±	6.24	5-29-2049	700,000	746,375

				6,444,709

Capital Markets: 0.90%
Charles Schwab Corporation	6.38	9-1-2017	250,000	288,882
Goldman Sachs Capital II ±	4.00	12-31-2049	115,000	92,575
Goldman Sachs Group Incorporated	5.75	1-24-2022	200,000	231,184
Morgan Stanley	5.50	7-24-2020	350,000	400,002

				1,012,643

Consumer Finance: 0.14%
Caterpillar Financial Services Corporation	3.75	11-24-2023	150,000	156,156

Diversified Financial Services: 2.62%
ABB Treasury Center USA Incorporated 144A	4.00	6-15-2021	510,000	544,667
Deutsche Bank Capital Funding Trust VII 144A«±	5.63	12-31-2049	500,000	520,000
General Electric Capital Corporation ±	0.60	5-5-2026	450,000	415,314
Toll Road Investors Partnership II LP 144A¤	0.00	2-15-2015	1,500,000	1,464,248

				2,944,229

Insurance: 1.47%
Minnesota Life Insurance Company 144A	8.25	9-15-2025	650,000	809,081
NLV Financial Corporation 144A	7.50	8-15-2033	565,000	618,894
Pacific LifeCorp 144A	6.00	2-10-2020	200,000	229,788

				1,657,763

REITs: 2.39%
AvalonBay Communities Incorporated	2.95	9-15-2022	190,000	185,842
AvalonBay Communities Incorporated	3.63	10-1-2020	40,000	42,132
Boston Properties LP	3.70	11-15-2018	180,000	192,722
Boston Properties LP	5.88	10-15-2019	200,000	234,570
Duke Realty LP	3.88	10-15-2022	150,000	152,634
Duke Realty LP	6.75	3-15-2020	250,000	299,124
ERP Operation LP	4.63	12-15-2021	470,000	519,204
Liberty Property LP	6.63	10-1-2017	400,000	459,549
Potlatch Corporation	7.50	11-1-2019	160,000	185,400
Realty Income Corporation	4.65	8-1-2023	130,000	139,573
UDR Incorporated	4.63	1-10-2022	260,000	281,209

				2,691,959

The accompanying notes are an integral part of these financial statements.

96	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2014

MANAGED FIXED INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Health Care: 0.62%

Health Care Providers & Services: 0.29%
Howard Hughes Medical Institute	3.50%	9-1-2023	$120,000	$123,504
Roche Holdings Incorporated 144A	6.00	3-1-2019	172,000	203,150

				326,654

Pharmaceuticals: 0.33%
Novartis Capital Corporation	3.40	5-6-2024	370,000	376,772

Industrials: 1.61%

Aerospace & Defense: 0.16%
United Technologies Corporation	3.10	6-1-2022	180,000	183,542

Air Freight & Logistics: 0.21%
FedEx Corporation	4.00	1-15-2024	225,000	235,360

Machinery: 0.39%
Caterpillar Incorporated	3.90	5-27-2021	100,000	108,368
Deere & Company	2.60	6-8-2022	340,000	331,963

				440,331

Road & Rail: 0.51%
Burlington Northern Santa Fe LLC	3.05	9-1-2022	100,000	99,757
Burlington Northern Santa Fe LLC	3.45	9-15-2021	250,000	260,252
Union Pacific Corporation	7.88	1-15-2019	171,000	208,485

				568,494

Transportation Infrastructure: 0.34%
Vessel Management Service	3.43	8-15-2036	380,000	378,894

Information Technology: 1.39%

Communications Equipment: 0.09%
Cisco Systems Incorporated	2.13	3-1-2019	100,000	100,929

Electronic Equipment, Instruments & Components: 0.26%
Jabil Circuit Incorporated	8.25	3-15-2018	250,000	297,500

IT Services: 0.56%
Fiserv Incorporated	3.13	10-1-2015	500,000	515,394
Fiserv Incorporated	4.75	6-15-2021	100,000	108,748

				624,142

Software: 0.15%
Oracle Corporation	2.38	1-15-2019	160,000	163,777

Technology Hardware, Storage & Peripherals: 0.33%
Apple Incorporated	2.85	5-6-2021	370,000	374,695

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2014	Wells Fargo Advantage Allocation Funds	97

MANAGED FIXED INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Materials: 1.71%

Chemicals: 1.40%
Ecolab Incorporated	4.35%	12-8-2021	$330,000	$362,947
Praxair Incorporated	4.05	3-15-2021	400,000	435,623
Valspar Corporation	5.10	8-1-2015	750,000	780,926

				1,579,496

Paper & Forest Products: 0.31%
Georgia Pacific LLC 144A	3.73	7-15-2023	340,000	347,668

Telecommunication Services: 0.35%

Diversified Telecommunication Services: 0.35%
Verizon Communications Incorporated	5.15	9-15-2023	350,000	393,540

Utilities: 2.84%

Electric Utilities: 2.84%
Atlantic City Electric Company	7.75	11-15-2018	255,000	314,047
Connecticut Light & Power	5.38	3-1-2017	250,000	273,968
Duke Energy Progress Incorporated	3.00	9-15-2021	220,000	225,016
Entergy Texas Incorporated	7.13	2-1-2019	250,000	304,360
Great River Energy 144A	5.83	7-1-2017	535,657	573,172
ITC Holdings Corporation %%	3.65	6-15-2024	120,000	120,067
Kentucky Utilities Company	3.25	11-1-2020	250,000	261,204
Monongahela Power Company 144A	4.10	4-15-2024	380,000	403,326
Otter Tail Corporation (i)	9.00	12-15-2016	350,000	407,943
PacifiCorp	3.60	4-1-2024	300,000	310,977

				3,194,080

Total Corporate Bonds and Notes (Cost $30,481,020)				32,188,010

Municipal Obligations: 8.85%

Arizona: 0.83%
Maricopa County AZ Elementary School District #28 Kyrene Elementary Build America Bonds Series D (GO)	5.38	7-1-2019	800,000	932,048

California: 0.23%
California Build America Bonds (GO)	6.88	11-1-2026	200,000	262,294

Georgia: 0.53%
Cherokee County GA School System Build America Bonds (GO)	5.87	8-1-2028	500,000	594,365

Indiana: 0.28%
Indiana Housing & CDA Series A-2 (Housing Revenue, GNMA/FNMA Insured)	5.51	1-1-2039	310,000	317,871

Kentucky: 0.19%
Kentucky Housing Corporation Series D (Housing Revenue)	5.75	7-1-2037	215,000	219,767

Maryland: 0.25%
Baltimore County MD (GO)	3.57	8-1-2032	300,000	283,620

The accompanying notes are an integral part of these financial statements.

98	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2014

MANAGED FIXED INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Massachusetts: 0.87%
Boston MA Series C Qualified School Construction Bonds (GO)	4.40%	4-1-2026	$400,000	$433,592
Massachusetts Build America Bonds Series D (GO)	4.50	8-1-2031	500,000	543,160

				976,752

Minnesota: 0.24%
Minnetonka MN Independent School District #276 Series E (GO, South Dakota Credit Program Insured)	2.55	1-1-2024	290,000	266,159

Missouri: 0.43%
Missouri Higher Education Loan Authority Notes Class A-1 (Education Revenue) ±	1.08	8-27-2029	477,883	480,721

New Hampshire: 0.32%
New Hampshire HFA SFMR Series D (Housing Revenue)	5.53	7-1-2037	355,000	358,621

New Jersey: 1.08%
Hudson County NJ Improvement Authority Hudson County Lease Project (Miscellaneous Revenue, AGM Insured)	7.40	12-1-2025	1,030,000	1,212,135

North Carolina: 0.33%
Duke University North Carolina Series A (Education Revenue)	5.85	4-1-2037	300,000	377,865

Ohio: 0.46%
Ohio Housing Finance Agency Series O (Housing Revenue, GNMA/FNMA Insured)	5.47	9-1-2025	245,000	254,273
Ohio Veterans Compensation (GO)	3.38	10-1-2021	250,000	259,258

				513,531

Oklahoma: 0.34%
Oklahoma Water Resource Board Revolving Fund Series A (Water & Sewer Revenue)	3.27	4-1-2023	375,000	383,486

Oregon: 0.31%
Oregon University Series D (GO)	2.03	8-1-2020	350,000	345,863

Texas: 0.77%
Clear Creek TX Independent School District Taxable Refunding Series B (GO)	3.40	2-15-2022	375,000	391,286
Harris County TX Taxable Refunding Permanent Improvement Series B (GO)	2.12	10-1-2021	500,000	477,355

				868,641

Washington: 0.62%
King County WA Build America Bonds Recovery Zone Economic Development Taxable Series C (GO)	5.03	12-1-2023	230,000	260,227
King County WA School District #210 Federal Way Build America Bonds (GO)	4.90	12-1-2022	400,000	439,140

				699,367

West Virginia: 0.47%
Ohio County WV Special District Excise Tax Series A (Tax Revenue)	8.25	3-1-2035	500,000	524,725

Wisconsin: 0.30%
Wisconsin Housing & EDA Home Ownership Revenue Series F (Housing Revenue)	5.73	9-1-2037	335,000	341,981

Total Municipal Obligations (Cost $9,482,590)				9,959,812

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2014	Wells Fargo Advantage Allocation Funds	99

MANAGED FIXED INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage Backed Securities: 9.82%
Commercial Mortgage Pass-Through Certificate Series 2010-C1 Class A3 144A	4.21%	7-10-2046	$700,000	$760,909
Credit Suisse First Boston Commercial Mortgage Trust Series 2004-AR5 Class 10A1 ±	2.54	6-25-2034	775,430	796,044
Credit Suisse Mortgage Trust Series 2007-C1 Class AAB	5.34	2-15-2040	720,155	755,707
GS Mortgage Securities Trust Series 2011-GC3 Class A4 144A	4.75	3-10-2044	500,000	556,231
GS Mortgage Securities Trust Series 2012-GCJ7 Class A4	3.38	5-10-2045	560,000	576,941
GS Mortgage Securities Trust Series 2013-GC10 Class AAB	2.56	2-10-2046	212,500	211,469
GS Mortgage Securities Trust Series 2013-GC12 Class AAB	2.68	6-10-2046	212,500	212,356
JPMorgan Chase Commercial Mortgage Securities Trust Series 2010-C2 Class A3 144A	4.07	11-15-2043	570,000	613,561
JPMorgan Chase Commercial Mortgage Securities Trust Series 2006-LDP7 Class ASB ±	5.86	4-15-2045	840,100	863,000
JPMorgan Chase Commercial Mortgage Securities Trust Series 2013-C12 Class ASB	3.16	7-15-2045	550,000	566,464
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C15 Class ASB	3.65	4-15-2047	550,000	574,573
Nomura Asset Acceptance Corporation Series 2004-R2 Class A1 144A±	6.50	10-25-2034	1,233,390	1,259,828
Sequoia Mortgage Trust Series 10 Class 1A ±	0.95	10-20-2027	415,524	408,710
Structured Asset Securities Corporation Series 2007-RM1 Class A1 144A±	0.43	5-25-2047	2,297,464	1,400,534
Wachovia Bank Commercial Mortgage Trust Series 2005-C16 Class A4 ±	4.85	10-15-2041	1,475,000	1,491,741

Total Non-Agency Mortgage Backed Securities (Cost $11,805,698)				11,048,068

U.S. Treasury Securities: 11.77%
U.S. Treasury Bond	3.63	2-15-2044	1,266,000	1,339,983
U.S. Treasury Bond	3.88	8-15-2040	375,000	417,305
U.S. Treasury Bond	4.25	11-15-2040	2,105,000	2,486,203
U.S. Treasury Bond	4.50	2-15-2036	3,001,000	3,656,061
U.S. Treasury Note	0.63	9-30-2017	1,150,000	1,137,512
U.S. Treasury Note	0.75	3-15-2017	2,200,000	2,202,750
U.S. Treasury Note	0.88	5-15-2017	2,000,000	2,005,782

Total U.S. Treasury Securities (Cost $12,328,037)				13,245,596

Yankee Corporate Bonds and Notes: 5.64%

Consumer Discretionary: 0.33%

Media: 0.33%
Pearson Dollar Finance Two plc 144A	6.25	5-6-2018	325,000	372,629

Energy: 2.22%

Energy Equipment & Services: 0.74%
Ensco plc	4.70	3-15-2021	200,000	218,361
Schlumberger Norge AS 144A	4.20	1-15-2021	380,000	415,673
Weatherford International Limited	4.50	4-15-2022	190,000	201,908

				835,942

Oil, Gas & Consumable Fuels: 1.48%
BP Capital Markets plc	3.81	2-10-2024	110,000	113,789
BP Capital Markets plc	4.50	10-1-2020	350,000	388,999
Petroleos Mexicanos	2.29	2-15-2024	275,000	276,234
Petroleos Mexicanos	2.83	2-15-2024	575,000	592,078
Petroleos Mexicanos 144A	6.38	1-23-2045	250,000	287,813

				1,658,913

The accompanying notes are an integral part of these financial statements.

100	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2014

MANAGED FIXED INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Financials: 1.40%

Banks: 0.30%
RaboBank Nederland	4.50%	1-11-2021	$300,000	$331,434

Diversified Financial Services: 1.10%
Shell International Finance BV	3.40	8-12-2023	370,000	378,412
Total Capital International SA	2.88	2-17-2022	190,000	190,019
Total Capital International SA	3.70	1-15-2024	200,000	207,321
Tyco Electronics Group SA	3.50	2-3-2022	450,000	461,155

				1,236,907

Industrials: 0.46%

Aerospace & Defense: 0.46%
BAE Systems plc 144A	4.75	10-11-2021	470,000	512,128

Information Technology: 0.33%

Semiconductors & Semiconductor Equipment: 0.33%
TSMC Global Limited 144A	1.63	4-3-2018	380,000	375,753

Materials: 0.56%

Metals & Mining: 0.56%
Rio Tinto Finance (USA) Limited	3.75	9-20-2021	370,000	389,456
Teck Resources Limited	3.00	3-1-2019	240,000	243,512

				632,968

Telecommunication Services: 0.34%

Wireless Telecommunication Services: 0.34%
Rogers Communications Incorporated	4.10	10-1-2023	370,000	386,223

Total Yankee Corporate Bonds and Notes (Cost $6,059,154)				6,342,897

Yankee Government Bonds: 0.43%
Hashemite Kingdom of Jordan	2.50	10-30-2020	475,000	483,600

Total Yankee Government Bonds (Cost $475,000)				483,600

	Yield		Shares

Short-Term Investments: 1.65%

Investment Companies: 1.65%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (u)(l)##	0.07		1,637,127	1,637,127
Wells Fargo Securities Lending Cash Investments, LLC (u)(l)(v)(r)	0.10		217,000	217,000

Total Short-Term Investments (Cost $1,854,127)				1,854,127

Total investments in securities (Cost $107,764,833) *	99.61%	112,064,809
Other assets and liabilities, net	0.39	433,199

Total net assets	100.00%	$112,498,008

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2014	Wells Fargo Advantage Allocation Funds	101

MANAGED FIXED INCOME PORTFOLIO

±	Variable rate investment. The rate shown is the rate in effect at period end.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended

(i)	Illiquid security for which the designation as illiquid is unaudited.

«	All or a portion of this security is on loan.

¤	Security issued in zero coupon form with no periodic interest payments.

%%	Security issued on a when-issued basis.

(u)	Rate shown is the 7-day annualized yield at period end.

(l)	Represents an affiliate of the Fund under Sections 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940, as amended

##	All or a portion of this security has been segregated for when-issued securities.

(v)	Security represents investment of cash collateral received from securities on loan.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

*	Cost for federal income tax purposes is $107,764,833 and unrealized gains (losses) consists of:

Gross unrealized gains	$5,926,415
Gross unrealized losses	(1,626,439)

Net unrealized gains	$4,299,976

The accompanying notes are an integral part of these financial statements.

102	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2014

STABLE INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 38.60%
FHLMC	6.00%	7-1-2017	$44,109	$45,970
FHLMC	7.50	7-1-2017	37,984	39,302
FHLMC Series T-54 Class 4A ±	3.05	2-25-2043	543,257	570,351
FHLMC Series T-57 Class 1A2	7.00	7-25-2043	636,560	737,535
FHLMC Series T-63 Class 1A1 ±	1.32	2-25-2045	467,477	479,264
FHLMC Structured Pass-Through Securities Series T-54 Class 3A	7.00	2-25-2043	477,457	580,935
FHLMC Structured Pass-Through Securities Series T-55 Class 1A2	7.00	3-25-2043	746,465	837,415
FHLMC Structured Pass-Through Securities Series T-58 Class 4A	7.50	9-25-2043	780,991	933,224
FNMA ±	1.33	10-1-2034	321,702	328,635
FNMA ±	1.33	4-1-2044	230,861	235,818
FNMA ±	1.33	10-1-2044	274,188	280,208
FNMA ±	1.36	4-1-2037	281,811	295,322
FNMA ±	1.75	9-1-2033	198,217	205,859
FNMA ±	1.78	10-1-2033	503,166	526,008
FNMA ±	1.93	6-1-2033	391,116	419,120
FNMA ±	2.01	12-1-2033	296,204	316,208
FNMA ±	2.02	4-1-2034	420,077	443,206
FNMA ±	2.04	6-1-2033	285,154	300,183
FNMA ±	2.04	1-1-2036	209,910	222,626
FNMA ±	2.19	8-1-2035	346,896	366,904
FNMA ±	2.33	7-1-2035	234,975	250,842
FNMA ±	2.48	7-1-2017	12,162	12,254
FNMA	5.50	2-1-2017	92,429	98,140
FNMA	6.50	12-1-2015	2,198	2,211
FNMA Series 2003-W4 Class 3A ±	6.61	10-25-2042	357,656	408,373
FNMA Series 2004-W2 Class 2A2	7.00	2-25-2044	268,949	312,306
FNMA Series 2007-88 Class HC ±	2.35	9-25-2037	314,917	326,523

Total Agency Securities (Cost $8,964,921)				9,574,742

Asset-Backed Securities: 18.73%
Ally Auto Receivables Trust Series 2013-2 Class A3	0.79	1-15-2018	115,000	115,306
Ally Auto Receivables Trust Series 2014-SN1 Class A3	0.75	2-21-2017	110,000	110,108
AmeriCredit Automobile Receivables Trust Series 2012-4 Class A3	0.67	6-8-2017	175,000	175,244
AmeriCredit Automobile Receivables Trust Series 2013-5 Class A3	0.90	9-10-2018	116,000	116,301
Americredit Automobile Receivables Trust Series 2014-1 Class A3	0.90	2-8-2019	110,000	110,311
Bank of America Credit Card Trust Series 2014-A2 Class A ±	0.42	9-16-2019	120,000	120,000
BMW Vehicle Lease Trust Series 2014-1 Class A3	0.73	2-21-2017	110,000	110,134
Capital Auto Receivables Asset Trust Series 2014-1 Class A1A	0.68	5-20-2016	110,000	110,159
Capital One Multi-Asset Execution Trust Series 2014-A2 Class A2	1.26	1-15-2020	100,000	100,565
CarMax Auto Owner Trust Series 2014-1 Class A3	0.79	10-15-2018	110,000	109,979
Chrysler Capital Auto Receivables Trust Series 2014-AA Class A3 144A	0.83	9-17-2018	100,000	100,136
CIT Equipment Series 2013-VT1 Class A2 144A	0.65	3-21-2016	116,000	116,129
CNH Equipment Trust Series 2012-C Class A3	0.57	12-15-2017	175,000	175,170
CNH Equipment Trust Series 2014-A Class A3	0.84	5-15-2019	100,000	100,073
College Loan Corporation Trust Series 2004-1 Class A4 ±	0.42	4-25-2024	110,000	109,623
Fifth Third Auto Trust Series 2014-1 Class A3	0.68	4-16-2018	100,000	100,098
Ford Credit Auto Lease Trust Series 2014-A Class A3	0.68	4-15-2017	100,000	100,032
Ford Credit Auto Owner Trust Series 2013-A Class A3	0.55	7-15-2017	100,000	100,106
Ford Credit Auto Owner Trust Series 2013-B Class A3	0.76	9-15-2016	114,000	114,272
Ford Credit Auto Owner Trust Series 2014-A Class A3	0.79	5-15-2018	220,000	220,077

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2014	Wells Fargo Advantage Allocation Funds	103

STABLE INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Asset-Backed Securities (continued)
GE Equipment LLC Series 2014-1 Class A3	0.60%	5-23-2016	$128,912	$128,995
GE Equipment LLC Series 2013-2 Class A2	0.61	6-24-2016	115,000	115,111
GE Equipment LLC Series 2013-2 Class A3	0.92	9-25-2017	120,000	120,458
GE Equipment Small Ticket LLC Series 2014-1A Class A3 144A	0.95	9-25-2017	110,000	110,465
GM Financial Automobile Lease Series 2014-1A Class A3 144A	1.01	5-22-2017	120,000	120,280
GSAMP Trust Series 2005-SEA2 Class A1 144A±	0.50	1-25-2045	293,751	285,966
Honda Auto Receivables Owner Trust Series 2012-4 Class A3	0.52	8-18-2016	100,000	100,124
Honda Auto Receivables Owner Trust Series 2013-4 Class A3	0.69	9-18-2017	110,000	110,232
Honda Auto Receivables Owner Trust Series 2014-1 Class A3	0.67	11-21-2017	100,000	100,120
Household Home Equity Loan Trust Series 2006-1 Class A1 ±	0.31	1-20-2036	503,826	500,557
Hyundai Auto Receivables Trust Series 2013-C Class A3	1.01	2-15-2018	125,000	125,820
Hyundai Auto Receivables Trust Series 2014-A Class A3	0.79	7-16-2018	100,000	100,148
M&T Bank Auto Receivables Trust Series 2013-1A Class A3 144A	1.06	11-15-2017	130,000	130,920
Mercedes-Benz Auto Lease Trust Series 2014-A Class A3	0.68	12-15-2016	115,000	115,164
Mercedes-Benz Auto Lease Trust Series 2013-B Class A3	0.62	7-15-2016	115,000	115,181
Nissan Auto Receivables Owner Trust Series 2014-A Class A3	0.72	8-15-2018	100,000	100,053
Santander Drive Auto Receivables Trust Series 2013-5 Class A2A	0.64	4-17-2017	86,072	86,171
Santander Drive Auto Receivables Trust Series 2014-1 Class A2A	0.66	6-15-2017	110,000	110,139
Toyota Auto Receivables Owner Trust Series 2013-B Class A3	0.89	7-17-2017	125,000	125,680
Toyota Auto Receivables Owner Trust Series 2014-A Class A3	0.67	12-15-2017	100,000	100,178
Volkswagen Auto Lease Trust Series 2014-A Class A3	0.80	4-20-2017	100,000	100,283
World Omni Automobile Lease Trust Series 2013-A Class A2A	0.73	5-16-2016	92,328	92,525

Total Asset-Backed Securities (Cost $5,409,610)				5,408,393

Corporate Bonds and Notes: 24.54%

Consumer Discretionary: 1.04%

Automobiles: 0.61%
Daimler Finance North America LLC 144A	1.88	9-15-2014	150,000	150,605

Diversified Consumer Services: 0.43%
Stanford University	4.25	5-1-2016	100,000	106,433

Consumer Staples: 3.58%

Beverages: 1.03%
Anheuser-Busch Companies Incorporated	5.00	1-15-2015	80,000	82,287
Brown-Forman Corporation	2.50	1-15-2016	70,000	72,036
Coca-Cola Company	0.75	3-13-2015	100,000	100,446

				254,769

Food & Staples Retailing: 0.33%
CVS Caremark Corporation	3.25	5-18-2015	80,000	82,130

Food Products: 1.73%
General Mills Incorporated	5.20	3-17-2015	150,000	155,530
Ingredion Incorporated	3.20	11-1-2015	70,000	72,364
Kellogg Company	4.45	5-30-2016	94,000	100,748
Kraft Foods Group Incorporated	1.63	6-4-2015	100,000	101,117

				429,759

The accompanying notes are an integral part of these financial statements.

104	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2014

STABLE INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Household Products: 0.49%
Procter & Gamble Company	4.85%	12-15-2015	$115,000	$122,775

Energy: 1.40%

Oil, Gas & Consumable Fuels: 1.40%
ConocoPhillips	4.60	1-15-2015	130,000	133,455
Duke Energy Carolinas LLC	5.30	10-1-2015	125,000	133,113
Phillips 66	1.95	3-5-2015	80,000	80,934

				347,502

Financials: 10.59%

Banks: 3.97%
Ally Bank	0.90	9-18-2015	74,000	74,180
Bank of America Corporation	4.50	4-1-2015	80,000	82,560
Branch Banking & Trust Company ±	0.55	9-13-2016	250,000	248,541
Citigroup Incorporated	4.59	12-15-2015	90,000	95,182
Citigroup Incorporated	4.75	5-19-2015	40,000	41,556
HSBC USA Incorporated	2.38	2-13-2015	100,000	101,409
JPMorgan Chase & Company	4.65	6-1-2014	175,000	175,000
KeyBank NA	4.95	9-15-2015	157,000	164,984

				983,412

Capital Markets: 1.41%
Bank of New York Mellon Corporation	2.50	1-15-2016	115,000	118,665
Goldman Sachs Group Incorporated	5.35	1-15-2016	90,000	96,471
Morgan Stanley	3.45	11-2-2015	92,000	95,673
State Street Corporation	2.88	3-7-2016	37,000	38,540

				349,349

Consumer Finance: 2.72%
American Express Credit Corporation	2.75	9-15-2015	77,000	79,214
American Honda Finance Corporation	1.13	10-7-2016	50,000	50,464
BMW Bank of North America	1.00	7-18-2014	245,000	245,162
Discover Bank	0.85	9-25-2015	125,000	125,220
Sallie Mae Bank	0.85	10-30-2015	175,000	175,285

				675,345

Diversified Financial Services: 0.20%
General Electric Capital Corporation ±	0.88	7-12-2016	50,000	50,442

Insurance: 0.42%
Metropolitan Life Global Funding 144A	3.13	1-11-2016	100,000	103,900

REITs: 1.87%
AvalonBay Communities Incorporated	5.70	3-15-2017	80,000	89,801
Boston Properties LP	5.00	6-1-2015	70,000	73,031
Boston Properties LP	5.63	4-15-2015	45,000	46,940
ERP Operating LP	5.25	9-15-2014	150,000	151,975
Vornado Realty Trust	4.25	4-1-2015	100,000	102,101

				463,848

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2014	Wells Fargo Advantage Allocation Funds	105

STABLE INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Health Care: 1.10%

Life Sciences Tools & Services: 0.73%
Thermo Fisher Scientific Incorporated	5.00%	6-1-2015	$175,000	$182,541

Pharmaceuticals: 0.37%
AbbVie Incorporated	1.20	11-6-2015	90,000	90,771

Industrials: 2.01%

Aerospace & Defense: 0.76%
BAE Systems Holdings Incorporated 144A	4.95	6-1-2014	75,000	75,000
United Technologies Corporation	4.88	5-1-2015	108,000	112,515

				187,515

Electrical Equipment: 0.13%
ABB Treasury Center USA Incorporated 144A	2.50	6-15-2016	30,000	30,967

Industrial Conglomerates: 0.24%
General Electric Company	0.85	10-9-2015	60,000	60,343

Machinery: 0.42%
Caterpillar Incorporated	4.63	6-1-2015	100,000	104,227

Road & Rail: 0.46%
Norfolk Southern Corporation	5.75	1-15-2016	106,000	114,406

Materials: 1.25%

Chemicals: 1.25%
Ecolab Incorporated	2.38	12-8-2014	65,000	65,680
Ecolab Incorporated	4.88	2-15-2015	125,000	128,636
Sherwin-Williams Company	3.13	12-15-2014	115,000	116,700

				311,016

Utilities: 3.57%

Electric Utilities: 2.32%
Kentucky Utilities Company	1.63	11-1-2015	110,000	111,650
PECO Energy Company	5.00	10-1-2014	160,000	162,372
Sierra Pacific Power Company	6.00	5-15-2016	90,000	99,146
Southern California Edison Company	4.15	9-15-2014	61,000	61,646
Westar Energy Incorporated	6.00	7-1-2014	140,000	140,588

				575,402

Gas Utilities: 0.82%
Atmos Energy Corporation	4.95	10-15-2014	125,000	127,057
Questar Corporation	2.75	2-1-2016	74,000	76,255

				203,312

Multi-Utilities: 0.43%
San Diego Gas & Electric Company	5.30	11-15-2015	100,000	106,741

Total Corporate Bonds and Notes (Cost $6,067,304)				6,087,510

The accompanying notes are an integral part of these financial statements.

106	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2014

STABLE INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 1.62%

Colorado: 0.42%
Colorado Build America Bonds Building Excellent Schools Series E (Miscellaneous Revenue)	3.73%	3-15-2015	$100,000	$102,722

Maine: 0.78%
Lewiston ME Series C (GO)	3.00	4-1-2015	190,000	194,490

Texas: 0.42%
Austin TX Independent School District Series B (GO)	0.44	8-1-2014	105,000	105,053

Total Municipal Obligations (Cost $400,261)				402,265

Non-Agency Mortgage Backed Securities: 5.79%
Bear Stearns Commercial Mortgage Securities Incorporated Series 2005-PWR8 Class A4	4.67	6-11-2041	119,586	123,002
John Deere Owner Trust Series 2014-A Class A3	0.92	4-16-2018	110,000	110,304
SLMA Series 2012-7 Class A1 ±	0.31	2-27-2017	62,337	62,313
SLMA Series 2014-1 Class A1 ±	0.43	5-28-2019	98,685	98,663
Structured Asset Securities Corporation Series 2006-RF3 Class 1A1 144A	6.00	10-25-2036	180,864	181,400
Volvo Financial Equipment LLC Series 2014-1A Class A3 144A	0.82	4-16-2018	100,000	99,990

Total Non-Agency Mortgage Backed Securities (Cost $676,624)				675,672

Yankee Corporate Bonds and Notes: 3.94%

Consumer Staples: 0.45%

Beverages: 0.45%
SABMiller plc 144A	6.50	7-1-2016	100,000	111,191

Energy: 1.12%

Oil, Gas & Consumable Fuels: 1.12%
BP Capital Markets plc ±	0.55	11-6-2015	100,000	100,300
Schlumberger SA 144A	2.65	1-15-2016	100,000	103,395
Shell International	3.10	6-28-2015	73,000	75,201

				278,896

Financials: 1.17%

Banks: 1.17%
Barclays Bank plc	2.75	2-23-2015	110,000	111,842
BNP Paribas	3.60	2-23-2016	75,000	78,612
Royal Bank of Canada	0.80	10-30-2015	100,000	100,540

				290,994

Health Care: 0.33%

Health Care Equipment & Supplies: 0.33%
Covidien International Finance SA	1.35	5-29-2015	80,000	80,684

Industrials: 0.33%

Machinery: 0.33%
Pentair Finance SA	1.35	12-1-2015	80,000	80,682

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2014	Wells Fargo Advantage Allocation Funds	107

STABLE INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Materials: 0.54%

Metals & Mining: 0.54%
Rio Tinto Finance USA Limited	1.88%	11-2-2015	$132,000	$134,428

Total Yankee Corporate Bonds and Notes (Cost $973,534)				976,875

	Yield		Shares

Short-Term Investments: 6.02%

Investment Companies: 6.02%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.07		1,493,409	1,493,409

Total Short-Term Investments (Cost $1,493,409)				1,493,409

Total investments in securities
(Cost $23,985,663) *	99.24%	24,618,866
Other assets and liabilities, net	0.76	189,668

Total net assets	100.00%	$24,808,534

±	Variable rate investment. The rate shown is the rate in effect at period end.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended

(l)	Represents an affiliate of the Fund under Sections 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940, as amended

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $23,986,252 and unrealized gains (losses) consists of:

Gross unrealized gains	$648,147
Gross unrealized losses	(15,533)

Net unrealized gains	$632,614

The accompanying notes are an integral part of these financial statements.

108	Wells Fargo Advantage Allocation Funds	Statements of assets and liabilities—May 31, 2014

	C&B Large Cap Value Portfolio	Diversified Large Cap Growth Portfolio

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$299,483,031	$133,362,095
In affiliated securities, at value (see cost below)	13,513,521	5,417,774

Total investments, at value (see cost below)	312,996,552	138,779,869
Foreign currency, at value (see cost below)	0	0
Receivable for investments sold	3,722,311	7,438,301
Receivable for dividends	509,021	88,433
Receivable for daily variation margin on open futures contracts	0	0
Receivable for securities lending income	1,315	707
Prepaid expenses and other assets	556	874

Total assets	317,229,755	146,308,184

Liabilities
Payable for investments purchased	0	711,944
Payable upon receipt of securities loaned	62,700	2,039,385
Advisory fee payable	179,692	67,831
Professional fees payable	30,866	33,465
Accrued expenses and other liabilities	8,042	7,215

Total liabilities	281,300	2,859,840

Total net assets	$316,948,455	$143,448,344

Investments in unaffiliated securities (including securities on loan), at cost	$199,773,100	$91,832,121

Investments in affiliated securities, at cost	$13,513,521	$5,417,774

Total investments, at cost	$213,286,621	$97,249,895

Securities on loan, at value	$60,906	$1,991,833

Foreign currency, at cost	$0	$0

The accompanying notes are an integral part of these financial statements.

Statements of assets and liabilities—May 31, 2014	Wells Fargo Advantage Allocation Funds	109

Emerging Growth Portfolio	Index Portfolio	International Growth Portfolio	International Value Portfolio	Large Company Value Portfolio	Small Company Growth Portfolio	Small Company Value Portfolio

$1,067,902,304	$2,774,600,310	$154,395,134	$496,519,430	$91,742,295	$337,409,218	$203,690,401
103,037,017	69,582,676	9,490,440	39,708,903	2,095,198	54,194,942	12,644,732

1,170,939,321	2,844,182,986	163,885,574	536,228,333	93,837,493	391,604,160	216,335,133
0	0	177,522	8,006,214	0	0	0
1,637,447	570,803	684,180	0	3,068,941	1,611,460	89,838
16,833	5,639,654	322,051	3,252,635	126,293	138,023	128,194
0	43,090	0	0	0	0	0
55,323	6,877	28,656	268,037	3,308	24,749	9,919
2,876	1,151	6,994	7,778	2,821	2,796	1,025

1,172,651,800	2,850,444,561	165,104,977	547,762,997	97,038,856	393,381,188	216,564,109

0	0	1,266,732	97,032	0	0	2,079,617
75,664,545	12,820,600	7,563,796	35,005,084	896,000	37,186,513	7,952,113
742,162	205,592	114,979	378,396	52,685	239,113	143,033
34,189	43,553	35,870	29,535	34,693	33,009	34,297
12,251	23,648	15,400	17,614	5,083	7,025	7,540

76,453,147	13,093,393	8,996,777	35,527,661	988,461	37,465,660	10,216,600

$1,096,198,653	$2,837,351,168	$156,108,200	$512,235,336	$96,050,395	$355,915,528	$206,347,509

$831,018,730	$1,517,036,217	$119,591,747	$452,425,223	$72,838,893	$276,812,479	$153,310,099

$103,037,017	$51,804,901	$9,490,440	$39,708,903	$2,095,198	$54,194,942	$12,644,732

$934,055,747	$1,568,841,118	$129,082,187	$492,134,126	$74,934,091	$331,007,421	$165,954,831

$73,586,748	$12,475,248	$7,258,362	$33,177,567	$853,760	$35,694,604	$7,686,836

$0	$0	$177,507	$8,028,139	$0	$0	$0

The accompanying notes are an integral part of these financial statements.

110	Wells Fargo Advantage Allocation Funds	Statements of assets and liabilities—May 31, 2014

	Core Bond Portfolio	Inflation-Protected Bond Portfolio

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$3,103,007,125	$46,929,132
In affiliated securities, at value (see cost below)	82,313,182	140,664

Total investments, at value (see cost below)	3,185,320,307	47,069,796
Cash	1,079,794	0
Segregated cash	0	0
Receivable for investments sold	474,033,381	0
Principal paydown receivable	328,982	0
Receivable for interest	13,305,651	175,731
Receivable for daily variation margin on open futures contracts	0	0
Receivable for securities lending income	402	0
Prepaid expenses and other assets	1,186	685

Total assets	3,674,069,703	47,246,212

Liabilities
Payable for investments purchased	775,897,779	0
Payable upon receipt of securities loaned	622,500	0
Advisory fee payable	849,645	11,745
Custodian and accounting fees payable	73,897	1,017
Professional fees payable	77,798	29,817
Accrued expenses and other liabilities	6,325	3,216

Total liabilities	777,527,944	45,795

Total net assets	$2,896,541,759	$47,200,417

Investments in unaffiliated securities, at cost	$3,054,588,694	$44,238,165

Investments in affiliated securities, at cost	$82,313,182	$140,664

Total investments, at cost	$3,136,901,876	$44,378,829

Securities on loan, at value	$606,403	$0

The accompanying notes are an integral part of these financial statements.

Statements of assets and liabilities—May 31, 2014	Wells Fargo Advantage Allocation Funds	111

Managed Fixed Income Portfolio	Stable Income Portfolio

$110,210,682	$23,125,457
1,854,127	1,493,409

112,064,809	24,618,866
0	0
0	18,000
2,025	110,127
0	0
845,562	99,518
0	1,094
409	0
377	5,251

112,913,182	24,852,856

119,599	0
217,000	0
30,002	1,025
2,940	2,353
42,598	38,176
3,035	2,768

415,174	44,322

$112,498,008	$24,808,534

$105,910,706	$22,492,254

$1,854,127	$1,493,409

$107,764,833	$23,985,663

$212,500	$0

The accompanying notes are an integral part of these financial statements.

112	Wells Fargo Advantage Allocation Funds	Statements of operations—year ended May 31, 2014

	C&B Large Cap Value Portfolio	Diversified Large Cap Growth Portfolio

Investment income
Dividends*	$6,775,023	$1,115,496
Income from affiliated securities	11,420	1,245
Securities lending income, net	9,946	11,083
Interest	0	0

Total investment income	6,796,389	1,127,824

Expenses
Advisory fee	2,179,222	950,787
Custody and accounting fees	25,498	25,331
Professional fees	47,855	46,093
Shareholder report expenses	1,580	5,755
Trustees’ fees and expenses	11,095	10,487
Other fees and expenses	11,731	7,589

Total expenses	2,276,981	1,046,042
Less: Fee waivers and/or expense reimbursements	0	(136,066)

Net expenses	2,276,981	909,976

Net investment income (loss)	4,519,408	217,848

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	41,555,935	17,206,881
Affiliated securities	0	0
Futures transactions	0	0

Net realized gains on investments	41,555,935	17,206,881

Net change in unrealized gains (losses) on:
Unaffiliated securities	9,188,214	12,006,669
Affiliated securities	0	0
Futures transactions	0	0

Net change in unrealized gains (losses) on investments	9,188,214	12,006,669

Net realized and unrealized gains (losses) on investments	50,744,149	29,213,550

Net increase in net assets resulting from operations	$55,263,557	$29,431,398

* Net of foreign dividend withholding taxes in the amount of	$44,239	$0

The accompanying notes are an integral part of these financial statements.

Statements of operations—year ended May 31, 2014	Wells Fargo Advantage Allocation Funds	113

Emerging Growth Portfolio	Index Portfolio	International Growth Portfolio	International Value Portfolio	Large Company Value Portfolio	Small Company Growth Portfolio	Small Company Value Portfolio

$1,268,953	$56,123,075	$3,055,641	$18,013,443	$1,658,988	$891,373	$3,368,536
13,463	1,059,137	2,546	2,899	1,389	8,839	4,446
736,062	61,901	82,196	603,455	21,158	301,610	202,209
0	1,386	0	1,608	0	0	0

2,018,478	57,245,499	3,140,383	18,621,405	1,681,535	1,201,822	3,575,191

9,100,351	2,305,801	1,257,832	3,958,033	635,924	2,087,638	1,648,387
69,848	145,908	119,486	155,853	11,214	27,400	28,276
60,745	76,757	46,756	52,503	45,122	43,771	43,865
1,939	10,822	422	5,566	2,670	1,649	6,061
10,574	10,061	11,838	15,699	11,427	10,141	8,798
25,600	59,459	38,129	45,355	6,461	8,354	9,408

9,269,057	2,608,808	1,474,463	4,233,009	712,818	2,178,953	1,744,795
0	0	0	0	(2,751)	0	0

9,269,057	2,608,808	1,474,463	4,233,009	710,067	2,178,953	1,744,795

(7,250,579)	54,636,691	1,665,920	14,388,396	971,468	(977,131)	1,830,396

126,561,844	10,348,480	7,645,552	8,585,816	9,554,727	25,678,045	23,264,792
0	(8,568,156)	0	0	0	0	0
0	9,048,077	0	0	0	0	0

126,561,844	10,828,401	7,645,552	8,585,816	9,554,727	25,678,045	23,264,792

2,831,625	431,105,920	13,428,833	54,753,421	7,711,461	21,247,400	9,025,443
0	17,015,112	0	0	0	0	0
0	(1,985,250)	0	0	0	0	0

2,831,625	446,135,782	13,428,833	54,753,421	7,711,461	21,247,400	9,025,443

129,393,469	456,964,183	21,074,385	63,339,237	17,266,188	46,925,445	32,290,235

$122,142,890	$511,600,874	$22,740,305	$77,727,633	$18,237,656	$45,948,314	$34,120,631

$0	$7,887	$183,009	$1,882,099	$14,567	$6,578	$0

The accompanying notes are an integral part of these financial statements.

114	Wells Fargo Advantage Allocation Funds	Statements of operations—year ended May 31, 2014

	Core Bond Portfolio	Inflation-Protected Bond Portfolio

Investment income
Interest**	$67,132,024	$1,018,060
Income from affiliated securities	70,524	30
Securities lending income, net	20,435	0

Total investment income	67,222,983	1,018,090

Expenses
Advisory fee	10,606,873	215,342
Custody and accounting fees	193,431	9,586
Professional fees	78,544	40,950
Shareholder report expenses	11,572	1,842
Trustees’ fees and expenses	10,057	11,521
Other fees and expenses	62,208	8,695

Total expenses	10,962,685	287,936
Less: Fee waivers and/or expense reimbursements	(748,465)	(51,814)

Net expenses	10,214,220	236,122

Net investment income	57,008,763	781,968

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(25,697,925)	528,898
Futures transactions	0	(10,282)
TBA sale commitments	(33,531)	0

Net realized gains (losses) on investments	(25,731,456)	518,616

Net change in unrealized gains (losses) on:
Unaffiliated securities	44,957,828	(2,086,498)
Futures transactions	0	0
TBA sale commitments	46,020	0

Net change in unrealized gains (losses) on investments	45,003,848	(2,086,498)

Net realized and unrealized gains (losses) on investments	19,272,392	(1,567,882)

Net increase (decrease) in net assets resulting from operations	$76,281,155	$(785,914)

** Net of foreign interest withholding taxes in the amount of	$27,289	$0

The accompanying notes are an integral part of these financial statements.

Statements of operations—year ended May 31, 2014	Wells Fargo Advantage Allocation Funds	115

Managed Fixed Income Portfolio	Stable Income Portfolio

$4,129,370	$444,307
4,968	2,233
6,829	0

4,141,167	446,540

445,215	74,818
17,798	10,550
56,132	57,089
2,421	615
10,054	11,880
6,789	6,656

538,409	161,608
(105,660)	(61,713)

432,749	99,895

3,708,418	346,645

(2,367,336)	14,420
0	(17,976)
0	0

(2,367,336)	(3,556)

2,165,201	20,507
0	(312)
0	0

2,165,201	20,195

(202,135)	16,639

$3,506,283	$363,284

$498	$0

The accompanying notes are an integral part of these financial statements.

116	Wells Fargo Advantage Allocation Funds	Statements of changes in net assets

	C&B Large Cap Value Portfolio
	Year ended May 31, 2014	Year ended May 31, 2013

Operations
Net investment income	$4,519,408	$5,797,743
Net realized gains on investments	41,555,935	25,557,380
Net change in unrealized gains (losses) on investments	9,188,214	54,634,553

Net increase in net assets resulting from operations	55,263,557	85,989,676

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	24,307,963	19,812,149
Withdrawals	(109,777,604)	(83,570,402)

Net decrease in net assets resulting from capital share transactions	(85,469,641)	(63,758,253)

Total increase (decrease) in net assets	(30,206,084)	22,231,423

Net assets
Beginning of period	347,154,539	324,923,116

End of period	$316,948,455	$347,154,539

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage Allocation Funds	117

	Diversified Large Cap Growth Portfolio
	Year ended May 31, 2014	Year ended May 31, 2013

Operations
Net investment income	$217,848	$768,223
Net realized gains on investments	17,206,881	15,571,692
Net change in unrealized gains (losses) on investments	12,006,669	11,859,205

Net increase in net assets resulting from operations	29,431,398	28,199,120

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	4,540,444	4,046,616
Withdrawals	(38,368,891)	(42,558,624)

Net decrease in net assets resulting from capital share transactions	(33,828,447)	(38,512,008)

Total decrease in net assets	(4,397,049)	(10,312,888)

Net assets
Beginning of period	147,845,393	158,158,281

End of period	$143,448,344	$147,845,393

The accompanying notes are an integral part of these financial statements.

118	Wells Fargo Advantage Allocation Funds	Statements of changes in net assets

	Emerging Growth Portfolio
	Year ended May 31, 2014	Year ended May 31, 2013

Operations
Net investment loss	$(7,250,579)	$(4,657,230)
Net realized gains on investments	126,561,844	8,468,821
Net change in unrealized gains (losses) on investments	2,831,625	182,265,995

Net increase in net assets resulting from operations	122,142,890	186,077,586

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	100,196,552	43,331,221
Withdrawals	(172,012,866)	(182,428,836)

Net decrease in net assets resulting from capital share transactions	(71,816,314)	(139,097,615)

Total increase in net assets	50,326,576	46,979,971

Net assets
Beginning of period	1,045,872,077	998,892,106

End of period	$1,096,198,653	$1,045,872,077

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage Allocation Funds	119

	Index Portfolio
	Year ended May 31, 2014	Year ended May 31, 2013

Operations
Net investment income	$54,636,691	$55,499,759
Net realized gains on investments	10,828,401	84,257,080
Net change in unrealized gains (losses) on investments	446,135,782	466,355,999

Net increase in net assets resulting from operations	511,600,874	606,112,838

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	110,111,813	103,522,576
Withdrawals	(397,250,633)	(480,245,028)

Net decrease in net assets resulting from capital share transactions	(287,138,820)	(376,722,452)

Total increase in net assets	224,462,054	229,390,386

Net assets
Beginning of period	2,612,889,114	2,383,498,728

End of period	$2,837,351,168	$2,612,889,114

The accompanying notes are an integral part of these financial statements.

120	Wells Fargo Advantage Allocation Funds	Statements of changes in net assets

	International Growth Portfolio
	Year ended May 31, 2014	Year ended May 31, 2013

Operations
Net investment income	$1,665,920	$1,895,888
Net realized gains on investments	7,645,552	8,384,099
Net change in unrealized gains (losses) on investments	13,428,833	20,174,725

Net increase in net assets resulting from operations	22,740,305	30,454,712

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	13,505,034	29,169,783 [1]
Withdrawals	(18,531,879)	(29,751,222)

Net decrease in net assets resulting from capital share transactions	(5,026,845)	(581,439)

Total increase in net assets	17,713,460	29,873,273

Net assets
Beginning of period	138,394,740	108,521,467

End of period	$156,108,200	$138,394,740

1.	Amount includes $22,586,786 related to an acquisition during the period. See Notes to Financial Statements for a discussion of the acquisition.

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage Allocation Funds	121

	International Value Portfolio
	Year ended May 31, 2014	Year ended May 31, 2013

Operations
Net investment income	$14,388,396	$11,001,522
Net realized gains (losses) on investments	8,585,816	(3,085,904)
Net change in unrealized gains (losses) on investments	54,753,421	80,132,934

Net increase in net assets resulting from operations	77,727,633	88,048,552

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	31,602,874	74,737,541 [1]
Withdrawals	(19,826,023)	(29,346,621)

Net increase in net assets resulting from capital share transactions	11,776,851	45,390,920

Total increase in net assets	89,504,484	133,439,472

Net assets
Beginning of period	422,730,852	289,291,380

End of period	$512,235,336	$422,730,852

1.	Amount includes $22,429,789 related to an acquisition during the period. See Notes to Financial Statements for a discussion of the acquisition.

The accompanying notes are an integral part of these financial statements.

122	Wells Fargo Advantage Allocation Funds	Statements of changes in net assets

	Large Company Value Portfolio
	Year ended May 31, 2014	Year ended May 31, 2013

Operations
Net investment income	$971,468	$848,345
Net realized gains on investments	9,554,727	8,490,528
Net change in unrealized gains (losses) on investments	7,711,461	6,509,832

Net increase in net assets resulting from operations	18,237,656	15,848,705

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	1,607,068	51,038,318	[1]
Withdrawals	(22,199,921)	(21,361,580)

Net increase (decrease) in net assets resulting from capital share transactions	(20,592,853)	29,676,738

Total increase (decrease) in net assets	(2,355,197)	45,525,443

Net assets
Beginning of period	98,405,592	52,880,149

End of period	$96,050,395	$98,405,592

1.	Amount includes $50,059,057 related to an acquisition during the period. See Notes to Financial Statements for a discussion of the acquisition.

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage Allocation Funds	123

	Small Company Growth Portfolio
	Year ended May 31, 2014	Year ended May 31, 2013

Operations
Net investment loss	$(977,131)	$(28,119)
Net realized gains on investments	25,678,045	14,699,969
Net change in unrealized gains (losses) on investments	21,247,400	28,484,637

Net increase in net assets resulting from operations	45,948,314	43,156,487

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	152,768,112	64,117,058
Withdrawals	(39,286,894)	(73,747,010)

Net increase (decrease) in net assets resulting from capital share transactions	113,481,218	(9,629,952)

Total increase in net assets	159,429,532	33,526,535

Net assets
Beginning of period	196,485,996	162,959,461

End of period	$355,915,528	$196,485,996

The accompanying notes are an integral part of these financial statements.

124	Wells Fargo Advantage Allocation Funds	Statements of changes in net assets

	Small Company Value Portfolio
	Year ended May 31, 2014	Year ended May 31, 2013

Operations
Net investment income	$1,830,396	$1,093,425
Net realized gains on investments	23,264,792	13,278,991
Net change in unrealized gains (losses) on investments	9,025,443	36,327,755

Net increase in net assets resulting from operations	34,120,631	50,700,171

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	18,725,149	40,236,818 [1]
Withdrawals	(50,335,526)	(86,362,160)

Net decrease in net assets resulting from capital share transactions	(31,610,377)	(46,125,342)

Total increase in net assets	2,510,254	4,574,829

Net assets
Beginning of period	203,837,255	199,262,426

End of period	$206,347,509	$203,837,255

1.	Amount includes $14,416,889 related to an acquisition during the period. See Notes to Financial Statements for a discussion of the acquisition.

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage Allocation Funds	125

	Core Bond Portfolio
	Year ended May 31, 2014	Year ended May 31, 2013

Operations
Net investment income	$57,008,763	$65,763,655
Net realized gains (losses) on investments	(25,731,456)	129,092,808
Net change in unrealized gains (losses) on investments	45,003,848	(90,545,176)

Net increase in net assets resulting from operations	76,281,155	104,311,287

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	222,957,263	720,766,231
Withdrawals	(751,133,453)	(1,290,176,868)

Net decrease in net assets resulting from capital share transactions	(528,176,190)	(569,410,637)

Total decrease in net assets	(451,895,035)	(465,099,350)

Net assets
Beginning of period	3,348,436,794	3,813,536,144

End of period	$2,896,541,759	$3,348,436,794

The accompanying notes are an integral part of these financial statements.

126	Wells Fargo Advantage Allocation Funds	Statements of changes in net assets

	Inflation-Protected Bond Portfolio
	Year ended May 31, 2014	Year ended May 31, 2013

Operations
Net investment income	$781,968	$1,198,434
Net realized gains on investments	518,616	3,992,715
Net change in unrealized gains (losses) on investments	(2,086,498)	(6,233,421)

Net decrease in net assets resulting from operations	(785,914)	(1,042,272)

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	5,773,010	14,419,386
Withdrawals	(24,418,897)	(30,194,206)

Net decrease in net assets resulting from capital share transactions	(18,645,887)	(15,774,820)

Total decrease in net assets	(19,431,801)	(16,817,092)

Net assets
Beginning of period	66,632,218	83,449,310

End of period	$47,200,417	$66,632,218

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage Allocation Funds	127

	Managed Fixed Income Portfolio
	Year ended May 31, 2014	Year ended May 31, 2013

Operations
Net investment income	$3,708,418	$4,255,294
Net realized gains (losses) on investments	(2,367,336)	1,250,409
Net change in unrealized gains (losses) on investments	2,165,201	638,890

Net increase in net assets resulting from operations	3,506,283	6,144,593

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	21,095,774	33,069,218
Withdrawals	(21,367,204)	(71,853,951)

Net decrease in net assets resulting from capital share transactions	(271,430)	(38,784,733)

Total increase (decrease) in net assets	3,234,853	(32,640,140)

Net assets
Beginning of period	109,263,155	141,903,295

End of period	$112,498,008	$109,263,155

The accompanying notes are an integral part of these financial statements.

128	Wells Fargo Advantage Allocation Funds	Statements of changes in net assets

	Stable Income Portfolio
	Year ended May 31, 2014	Year ended May 31, 2013

Operations
Net investment income	$346,645	$515,102
Net realized losses on investments	(3,556)	(477,986)
Net change in unrealized gains (losses) on investments	20,195	937,982

Net increase in net assets resulting from operations	363,284	975,098

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	4,319,001	5,341,489
Withdrawals	(3,937,958)	(19,993,019)

Net increase (decrease) in net assets resulting from capital share transactions	381,043	(14,651,530)

Total increase (decrease) in net assets	744,327	(13,676,432)

Net assets
Beginning of period	24,064,207	37,740,639

End of period	$24,808,534	$24,064,207

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Allocation Funds	129

	Ratio to average net assets (annualized)			Total return[1]	Portfolio turnover rate
	Net investment income (loss)	Gross expenses	Net expenses
C&B Large Cap Value Portfolio
Year ended May 31, 2014	1.35%	0.68%	0.68%	17.80%	22%
Year ended May 31, 2013	1.73%	0.68%	0.68%	29.30%	18%
Year ended May 31, 2012	1.81%	0.68%	0.68%	(4.61)%	21%
Year ended May 31, 2011[2]	1.27%	0.67%	0.67%	18.08%	17%
Year ended September 30, 2010	1.40%	0.70%	0.68%	7.49%	13%
Year ended September 30, 2009	2.19%	0.73%	0.64%	(5.53)%	28%
Diversified Large Cap Growth Portfolio
Year ended May 31, 2014	0.15%	0.72%	0.62%	21.70%	54%
Year ended May 31, 2013	0.51%	0.71%	0.62%	20.30%	56%
Year ended May 31, 2012	0.24%	0.71%	0.62%	1.26%	79%
Year ended May 31, 2011[2,3]	0.40%	0.69%	0.62%	22.78%	101%
Year ended September 30, 2010[3]	0.66%	0.70%	0.62%	7.51%	11%
Year ended September 30, 2009[3]	0.97%	0.70%	0.62%	3.31%	13%
Emerging Growth Portfolio
Year ended May 31, 2014	(0.62)%	0.80%	0.80%	11.92%	63%
Year ended May 31, 2013	(0.47)%	0.80%	0.80%	20.53%	65%
Year ended May 31, 2012	(0.57)%	0.80%	0.80%	(4.83)%	75%
Year ended May 31, 2011[2]	(0.77)%	0.94%	0.91%	37.91%	59%
Year ended September 30, 2010	(0.66)%	1.02%	0.94%	20.49%	97%
Year ended September 30, 2009	(0.53)%	0.94%	0.91%	(5.70)%	147%
Index Portfolio
Year ended May 31, 2014	1.99%	0.10%	0.10%	20.33%	5%
Year ended May 31, 2013	2.20%	0.09%	0.09%	27.22%	4%
Year ended May 31, 2012	2.09%	0.10%	0.10%	(0.52)%	9%
Year ended May 31, 2011[2]	1.93%	0.10%	0.10%	19.39%	3%
Year ended September 30, 2010	2.01%	0.10%	0.10%	9.97%	22%
Year ended September 30, 2009	2.61%	0.12%	0.10%	(7.00)%	10%
International Growth Portfolio
Year ended May 31, 2014	1.13%	1.00%	1.00%	16.45%	46%
Year ended May 31, 2013	1.63%	1.04%	1.04%	30.34%	46%
Year ended May 31, 2012	2.04%	0.97%	0.90%	(9.44)%	69%
Year ended May 31, 2011[2]	1.62%	1.10%	1.10%	14.50%	53%
Year ended September 30, 2010	0.89%	1.42%	1.20%	3.25%	89%
Year ended September 30, 2009	1.71%	1.14%	1.11%	6.23%	95%
International Value Portfolio
Year ended May 31, 2014	3.09%	0.91%	0.91%	18.22%	11%
Year ended May 31, 2013	3.04%	0.91%	0.91%	29.45%	16%
Year ended May 31, 2012	3.44%	0.91%	0.85%	(21.07)%	9%
Year ended May 31, 2011[2]	3.14%	0.94%	0.94%	14.00%	16%
Year ended September 30, 2010	2.41%	1.20%	1.06%	0.92%	27%
Year ended September 30, 2009	2.72%	1.08%	1.03%	5.26%	41%
Large Company Value Portfolio
Year ended May 31, 2014	0.99%	0.73%	0.73%	20.26%	62%
Year ended May 31, 2013	1.49%	0.78%	0.74%	28.91%	95%
Year ended May 31, 2012	1.67%	0.77%	0.74%	(6.06)%	104%
Year ended May 31, 2011[2]	1.58%	0.78%	0.74%	21.46%	38%
Year ended September 30, 2010	1.73%	0.73%	0.72%	7.02%	46%
Year ended September 30, 2009	2.69%	0.75%	0.69%	(9.66)%	11%
Small Company Growth Portfolio
Year ended May 31, 2014	(0.37)%	0.83%	0.83%	23.47%	77%
Year ended May 31, 2013	(0.02)%	0.86%	0.86%	31.39%	109%
Year ended May 31, 2012	(0.12)%	0.83%	0.83%	(10.75)%	107%
Year ended May 31, 2011[2]	(0.42)%	0.83%	0.83%	39.64%	70%
Year ended September 30, 2010	(0.48)%	0.87%	0.86%	15.25%	129%
Year ended September 30, 2009	(0.53)%	0.89%	0.87%	1.75%	169%

Please see footnotes on page 130.

The accompanying notes are an integral part of these financial statements.

130	Wells Fargo Advantage Allocation Funds	Financial highlights

	Ratio to average net assets (annualized)			Total return[1]	Portfolio turnover rate
	Net investment income (loss)	Gross expenses	Net expenses
Small Company Value Portfolio
Year ended May 31, 2014	0.89%	0.85%	0.85%	18.09%	47%
Year ended May 31, 2013	0.58%	0.85%	0.85%	30.76%	57%
Year ended May 31, 2012	0.69%	0.84%	0.84%	(7.17)%	60%
Year ended May 31, 2011[2]	1.60%	0.84%	0.84%	26.72%	47%
Year ended September 30, 2010	0.31%	0.89%	0.89%	16.38%	60%
Year ended September 30, 2009	1.16%	0.90%	0.88%	(6.28)%	99%
Core Bond Portfolio
Year ended May 31, 2014	1.94%	0.37%	0.35%	2.90%	646%
Year ended May 31, 2013	1.75%	0.37%	0.35%	2.61%	547%
Year ended May 31, 2012	2.33%	0.37%	0.35%	8.20%	803%
Year ended May 31, 2011	2.99%	0.37%	0.35%	7.02%	789%
Year ended May 31, 2010	3.78%	0.38%	0.34%	10.87%	638%
Inflation-Protected Bond Portfolio
Year ended May 31, 2014	1.45%	0.53%	0.44%	(0.26)%	9%
Year ended May 31, 2013	1.52%	0.50%	0.44%	(1.86)%	15%
Year ended May 31, 2012	3.00%	0.48%	0.44%	12.62%	23%
Year ended May 31, 2011	3.25%	0.44%	0.43%	8.19%	19%
Year ended May 31, 2010	3.53%	0.45%	0.44%	8.28%	31%
Managed Fixed Income Portfolio
Year ended May 31, 2014	3.33%	0.48%	0.39%	3.07%	35%
Year ended May 31, 2013	3.42%	0.47%	0.39%	4.81%	49%
Year ended May 31, 2012	3.83%	0.46%	0.39%	6.97%	51%
Year ended May 31, 2011	3.97%	0.45%	0.39%	8.84%	104%
Year ended May 31, 2010	3.64%	0.42%	0.38%	14.58%	59%
Stable Income Portfolio
Year ended May 31, 2014	1.41%	0.66%	0.41%	1.52%	33%
Year ended May 31, 2013	1.50%	0.58%	0.41%	2.78%	20%
Year ended May 31, 2012	1.76%	0.59%	0.41%	1.71%	11%
Year ended May 31, 2011	2.02%	0.54%	0.40%	2.97%	14%
Year ended May 31, 2010	1.90%	0.43%	0.40%	9.94%	10%

1.	Returns for periods of less than one year are not annualized.

2.	For the eight months ended May 31, 2011. The Portfolio changed its fiscal year end from September 30 to May 31, effective May 31, 2011.

3.	After the close of business on January 28, 2011, Diversified Large Cap Growth Portfolio acquired the net assets of Wells Fargo Advantage Disciplined Growth Portfolio, Wells Fargo Advantage Large Cap Appreciation Portfolio, and Wells Fargo Advantage Large Company Growth Portfolio. Wells Fargo Advantage Large Company Growth Portfolio became the accounting and performance survivor in the transaction. The information for the periods prior to January 31, 2011 is that of the Wells Fargo Advantage Large Company Growth Portfolio.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Allocation Funds	131

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the following portfolios: the Wells Fargo Advantage C&B Large Cap Value Portfolio (“C&B Large Cap Value Portfolio”), the Wells Fargo Advantage Diversified Large Cap Growth Portfolio (“Diversified Large Cap Growth Portfolio”), the Wells Fargo Advantage Emerging Growth Portfolio (“Emerging Growth Portfolio”), the Wells Fargo Advantage Index Portfolio (“Index Portfolio”), the Wells Fargo Advantage International Growth Portfolio (“International Growth Portfolio”), the Wells Fargo Advantage International Value Portfolio (“International Value Portfolio”), the Wells Fargo Advantage Large Company Value Portfolio (“Large Company Value Portfolio”), the Wells Fargo Advantage Small Company Growth Portfolio (“Small Company Growth Portfolio”), the Wells Fargo Advantage Small Company Value Portfolio (“Small Company Value Portfolio”), the Wells Fargo Advantage Core Bond Portfolio (“Core Bond Portfolio”), the Wells Fargo Advantage Inflation-Protected Bond Portfolio (“Inflation-Protected Bond Portfolio”), the Wells Fargo Advantage Managed Fixed Income Portfolio (“Managed Fixed Income Portfolio”), and the Wells Fargo Advantage Stable Income Portfolio (“Stable Income Portfolio”) (each, a “Portfolio”, collectively, the “Portfolios”). Each Portfolio is a diversified series of the Trust.

The Portfolios, which are master portfolios in a master/feeder structure, offer their shares to multiple feeder funds and other master portfolios rather than directly to the public.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities and futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Portfolios’ Valuation Procedures.

The values of securities denominated in foreign currencies are translated into to U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Portfolios are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the last reported sales price or latest quoted bid price. On May 31, 2014, such fair value pricing was not used in pricing foreign securities.

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices provided by an independent pricing service which may utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If prices are not available from the independent pricing service or prices received are deemed not representative of market value, prices will be obtained from an independent broker-dealer.

Short-term securities, with maturities of 60 days or less at time of purchase, generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

132	Wells Fargo Advantage Allocation Funds	Notes to financial statements

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Portfolios are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Security loans

The Portfolios may lend their securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Portfolios continue to receive interest or dividends on the securities loaned. The Portfolios receive collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Portfolios on the next business day. In a securities lending transaction, the net asset value of the Portfolios will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolios fluctuate from time to time, In the event of default or bankruptcy by the borrower, the Portfolios may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Portfolios have the right under the lending agreement to recover the securities from the borrower on demand.

The Portfolios lend their securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is sub-advised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statements of Operations.

Notes to financial statements	Wells Fargo Advantage Allocation Funds	133

When-issued transactions

The Portfolios may purchase securities on a forward commitment or when-issued basis. A Portfolio records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Portfolio’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Portfolio begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Loans

The Portfolios may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When a Portfolio purchases participations, it generally has no rights to enforce compliance with terms of the loan agreement with the borrower. As a result, the Portfolio assumes the credit risk of both the borrower and the lender that is selling the participation. When a Portfolio purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.

Futures contracts

The Portfolios are subject to interest rate risk or equity price risk in the normal course of pursuing their investment objectives. A Portfolio may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset or liability and in the Statements of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

TBA sale commitments

The Portfolios may enter into To Be Announced (“TBA”) sale commitments to hedge their portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or offsetting TBA purchase commitments, which are deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Securities valuation”. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Inflation-indexed bonds and TIPS

The Portfolios may invest in inflation-indexed bonds, including Treasury inflation-protected securities (TIPS). Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

134	Wells Fargo Advantage Allocation Funds	Notes to financial statements

Credit default swaps

The Portfolios are subject to credit risk in the normal course of pursuing their investment objectives. A Portfolio may enter into credit default swap contracts for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index or for investment gains. Credit default swaps involve an exchange of a stream of payments for protection against the loss in value of an underlying security or index. Under the terms of the swap, one party acts as a guarantor (referred to as the seller of protection) and receives a periodic stream of payments, provided that there is no credit event, from another party (referred to as the buyer of protection) that is a fixed percentage applied to a notional principal amount over the term of the swap. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. A credit event includes bankruptcy, failure to pay, obligation default, obligation acceleration, repudiation/moratorium, and restructuring. A Portfolio may enter into credit default swaps as either the seller of protection or the buyer of protection. As the seller of protection, the Portfolio is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Portfolio could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates. The maximum potential amount of future payments (undiscounted) that the Portfolio as the seller of protection could be required to make under the credit default swap contract would be an amount equal to the notional amount of the swap contract. A Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

If the Portfolio is the seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of protection the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is the buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will receive from the seller of protection the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index.

Any premiums paid or received on the transactions are recorded as an asset or liability on the Statements of Assets and Liabilities and amortized. The value of the swap contract is marked-to-market daily based on quotations from an independent pricing service or market makers and any change in value is recorded as an unrealized gain or loss. Periodic payments made or received are recorded as realized gains or losses. In addition, payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses.

Certain credit default swap contracts entered into by the Portfolio provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements. Any election by the counterparty to terminate early may impact the amounts reported on the financial statements.

Mortgage dollar roll transactions

The Portfolios may engage in mortgage dollar roll transactions through TBA mortgage-backed securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). In a mortgage dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories. During the roll period, a Portfolio foregoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolios account for TBA dollar roll transactions as purchases and sales.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Portfolio is informed of the ex-dividend date.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income

Notes to financial statements	Wells Fargo Advantage Allocation Funds	135

may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Federal and other taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. The Portfolios are not required to pay federal income taxes on their net investment income and net capital gain as they are treated as partnerships for federal income tax purposes. All interest, dividends, gains and losses of a Portfolio are deemed to have been “passed through” to the interestholders in proportion to their holdings of the Portfolio regardless of whether such interest, dividends and gains have been distributed by the Portfolio.

Each Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed each Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). Each Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of May 31, 2014, the inputs used in valuing investments in securities were as follows:

C&B Large Cap Value Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets

Investments in:

Common stocks
Consumer discretionary	$44,564,537	$0	$0	$44,564,537
Consumer staples	36,033,371	0	0	36,033,371
Energy	22,930,767	0	0	22,930,767
Financials	73,964,565	0	0	73,964,565
Health care	40,194,719	0	0	40,194,719
Industrials	30,563,379	0	0	30,563,379
Information technology	27,274,510	0	0	27,274,510
Materials	22,384,769	0	0	22,384,769
Preferred stocks
Consumer staples	0	1,572,414	0	1,572,414

Short-term investments
Investment companies	13,450,821	62,700	0	13,513,521
Total assets	$311,361,438	$1,635,114	$0	$312,996,552

136	Wells Fargo Advantage Allocation Funds	Notes to financial statements

Diversified Large Cap Growth Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets

Investments in:

Common stocks
Consumer discretionary	$31,542,179	$0	$0	$31,542,179
Consumer staples	7,024,854	0	0	7,024,854
Energy	7,335,463	0	0	7,335,463
Financials	10,201,018	0	0	10,201,018
Health care	20,055,124	0	0	20,055,124
Industrials	16,933,616	0	0	16,933,616
Information technology	33,562,382	0	0	33,562,382
Materials	5,363,300	0	0	5,363,300
Telecommunication services	1,344,159	0	0	1,344,159

Short-term investments
Investment companies	3,378,389	2,039,385	0	5,417,774
Total assets	$136,740,484	$2,039,385	$0	$138,779,869

Emerging Growth Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets

Investments in:

Common stocks
Consumer discretionary	$134,723,253	$0	$0	$134,723,253
Consumer staples	22,520,190	0	0	22,520,190
Energy	71,623,589	0	0	71,623,589
Financials	86,197,235	0	0	86,197,235
Health care	323,035,108	0	0	323,035,108
Industrials	133,888,115	0	0	133,888,115
Information technology	295,914,814	0	0	295,914,814

Short-term investments
Investment companies	27,372,472	75,664,545	0	103,037,017
Total assets	$1,095,274,776	$75,664,545	$0	$1,170,939,321

Index Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets

Investments in:

Common stocks
Consumer discretionary	$335,308,293	$0	$0	$335,308,293
Consumer staples	273,795,202	0	0	273,795,202
Energy	294,761,252	0	0	294,761,252
Financials	448,366,240	0	0	448,366,240
Health care	372,905,275	0	0	372,905,275
Industrials	300,799,258	0	0	300,799,258
Information technology	529,843,088	0	0	529,843,088
Materials	99,252,918	0	0	99,252,918
Telecommunication services	69,596,981	0	0	69,596,981
Utilities	86,054,263	0	0	86,054,263

Short-term investments
Investment companies	16,929,736	12,820,600	0	29,750,336
U.S. Treasury securities	3,749,880	0	0	3,749,880
	2,831,362,386	12,820,600	0	2,844,182,986
Futures contracts	43,090	0	0	43,090
Total assets	$2,831,405,476	$12,820,600	$0	$2,844,226,076

Notes to financial statements	Wells Fargo Advantage Allocation Funds	137

International Growth Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets

Investments in:

Common stocks
Belgium	$6,885,267	$0	$0	$6,885,267
China	9,079,746	0	0	9,079,746
Denmark	1,637,938	0	0	1,637,938
France	11,124,519	0	0	11,124,519
Germany	20,925,177	0	0	20,925,177
Hong Kong	11,051,142	0	0	11,051,142
India	542,447	0	0	542,447
Indonesia	1,021,136	0	0	1,021,136
Ireland	4,670,689	0	0	4,670,689
Japan	21,083,913	0	0	21,083,913
Mexico	3,664,258	0	0	3,664,258
Netherlands	9,383,447	0	0	9,383,447
South Korea	1,815,313	0	0	1,815,313
Spain	1,607,482	0	0	1,607,482
Sweden	2,054,452	0	0	2,054,452
Switzerland	15,692,884	0	0	15,692,884
United Kingdom	27,383,739	60,894	0	27,444,633
United States	1,403,604	0	0	1,403,604

Participation notes	0	1,057,499	0	1,057,499

Preferred stocks
Germany	2,249,588	0	0	2,249,588

Short-term investments
Investment companies	1,926,644	7,563,796	0	9,490,440
Total assets	$155,203,385	$8,682,189	$0	$163,885,574

138	Wells Fargo Advantage Allocation Funds	Notes to financial statements

International Value Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets

Investments in:

Common stocks
Australia	$33,233,984	$0	$0	$33,233,984
Austria	8,734,869	0	0	8,734,869
Belgium	2,801,415	0	0	2,801,415
Brazil	5,703,075	0	0	5,703,075
Canada	12,415,383	0	0	12,415,383
China	12,088,259	0	0	12,088,259
Czech Republic	1,683,038	0	0	1,683,038
Finland	5,121,113	0	0	5,121,113
France	45,640,119	0	0	45,640,119
Germany	41,420,362	0	0	41,420,362
Hong Kong	6,426,394	0	0	6,426,394
India	6,614,502	0	0	6,614,502
Indonesia	784,213	0	0	784,213
Ireland	3,154,809	0	0	3,154,809
Israel	5,740,609	0	0	5,740,609
Italy	7,801,871	0	0	7,801,871
Japan	95,579,625	0	0	95,579,625
Liechtenstein	756,047	0	0	756,047
Malaysia	1,258,174	0	0	1,258,174
Netherlands	11,008,753	0	0	11,008,753
Norway	8,192,095	0	0	8,192,095
Poland	2,766,680	0	0	2,766,680
Russia	6,464,404	0	0	6,464,404
Singapore	2,033,333	0	0	2,033,333
South Africa	2,916,434	0	0	2,916,434
South Korea	11,915,663	0	0	11,915,663
Spain	8,773,630	0	0	8,773,630
Sweden	10,182,879	0	0	10,182,879
Switzerland	28,574,165	0	0	28,574,165
Taiwan	1,533,161	0	0	1,533,161
Thailand	3,534,511	0	0	3,534,511
United Kingdom	96,299,877	0	0	96,299,877

Preferred stocks
Brazil	5,365,984	0	0	5,365,984

Short-term investments
Investment companies	4,703,819	35,005,084	0	39,708,903
Total assets	$501,223,249	$35,005,084	$0	$536,228,333

Large Company Value Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets

Investments in:

Common stocks
Consumer discretionary	$6,507,833	$0	$0	$6,507,833
Consumer staples	4,534,937	0	0	4,534,937
Energy	13,320,674	0	0	13,320,674
Financials	26,528,673	0	0	26,528,673
Health care	12,083,232	0	0	12,083,232
Industrials	11,267,911	0	0	11,267,911
Information technology	7,797,570	0	0	7,797,570
Materials	3,092,430	0	0	3,092,430
Telecommunication services	2,665,755	0	0	2,665,755
Utilities	3,943,280	0	0	3,943,280

Short-term investments
Investment companies	1,199,198	896,000	0	2,095,198
Total assets	$92,941,493	$896,000	$0	$93,837,493

Notes to financial statements	Wells Fargo Advantage Allocation Funds	139

Small Company Growth Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets

Investments in:

Common stocks
Consumer discretionary	$53,671,652	$0	$0	$53,671,652
Consumer staples	5,673,596	0	0	5,673,596
Energy	21,461,791	0	0	21,461,791
Financials	35,148,352	0	0	35,148,352
Health care	64,471,149	0	0	64,471,149
Industrials	49,612,702	0	0	49,612,702
Information technology	91,313,075	0	0	91,313,075
Materials	16,056,901	0	0	16,056,901

Short-term investments
Investment companies	17,008,429	37,186,513	0	54,194,942
Total assets	$354,417,647	$37,186,513	$0	$391,604,160

Small Company Value Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets

Investments in:

Common stocks
Consumer discretionary	$34,016,873	$0	$0	$34,016,873
Consumer staples	4,055,004	0	0	4,055,004
Energy	9,625,442	0	0	9,625,442
Financials	75,283,348	0	0	75,283,348
Health care	10,098,010	0	0	10,098,010
Industrials	22,197,988	0	0	22,197,988
Information technology	25,193,621	0	0	25,193,621
Materials	12,587,906	0	0	12,587,906
Telecommunication services	1,021,183	0	0	1,021,183
Utilities	9,594,939	0	0	9,594,939

Warrants
Health care	0	16,087	0	16,087

Short-term investments
Investment companies	4,692,619	7,952,113	0	12,644,732
Total assets	$208,366,933	$7,968,200	$0	$216,335,133

Core Bond Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets

Investments in:

Agency securities	$0	$918,222,419	$0	$918,222,419

Asset-backed securities	0	372,759,966	0	372,759,966

Corporate bonds and notes	0	541,786,348	0	541,786,348

Municipal obligations	0	30,341,709	0	30,341,709

Non-agency mortgage backed securities	0	178,415,909	0	178,415,909

U.S. Treasury securities	851,544,440	0	0	851,544,440

Yankee corporate bonds and notes	0	157,181,737	0	157,181,737

Yankee government bonds	0	52,754,597	0	52,754,597

Short-term investments				0
Investment companies	81,690,682	622,500	0	82,313,182
Total assets	$933,235,122	$2,252,085,185	$0	$3,185,320,307

140	Wells Fargo Advantage Allocation Funds	Notes to financial statements

Inflation-Protected Bond Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets

Investments in:

U.S. Treasury securities	$46,929,132	$0	$0	$46,929,132

Short-term investments
Investment companies	140,664	0	0	140,664
Total assets	$47,069,796	$0	$0	$47,069,796

Managed Fixed Income Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets

Investments in:

Agency securities	$0	$34,588,974	$0	$34,588,974

Asset-backed securities	0	2,353,725	0	2,353,725

Corporate bonds and notes	0	32,188,010	0	32,188,010

Municipal obligations	0	9,959,812	0	9,959,812

Non-agency mortgage backed securities	0	9,647,534	1,400,534	11,048,068

U.S. Treasury securities	13,245,596	0	0	13,245,596

Yankee corporate bonds and notes	0	6,342,897	0	6,342,897

Yankee government bonds	0	483,600	0	483,600

Short-term investments
Investment companies	1,637,127	217,000	0	1,854,127
Total assets	$14,882,723	$95,781,552	$1,400,534	$112,064,809

Stable Income Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets

Investments in:

Agency securities	$0	$9,574,742	$0	$9,574,742

Asset-backed securities	0	5,408,393	0	5,408,393

Corporate bonds and notes	0	6,087,510	0	6,087,510

Municipal obligations	0	402,265	0	402,265

Non-agency mortgage backed securities	0	675,672	0	675,672

Yankee corporate bonds and notes	0	976,875	0	976,875

Short-term investments
Investment companies	1,493,409	0	0	1,493,409
Futures contracts	1,094	0	0	1,094
Total assets	$1,494,503	$23,125,457	$0	$24,619,960

Futures contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. All other assets and liabilities are reported at their market value at measurement date.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended May 31, 2014, the Portfolios did not have any transfers into/out of Level 1 or Level 2.

Notes to financial statements	Wells Fargo Advantage Allocation Funds	141

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Managed Fixed Income Portfolio	Non-agency mortgage backed securities
Balance as of May 31, 2013	$1,482,769
Accrued discounts (premiums)	0
Realized gains (losses)	0
Change in unrealized gains (losses)	176,799
Purchases	0
Sales	(259,034)
Transfers into Level 3	0
Transfers out of Level 3	0
Balance as of May 31, 2014	$1,400,534
Change in unrealized gains (losses) relating to securities still held at May 31, 2014.	$68,005

The investment type categorized above was valued using an indicative broker quote. The indicative broker quote is considered a Level 3 input. Quantitative unobservable inputs used by the brokers are often proprietary and not provided to the Portfolio and therefore the disclosure that would address these inputs is not included above.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fees

The Trust has entered into an advisory contract with Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadvisers, who are responsible for day-to-day portfolio management of the Porfolios. Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee which is calculated based on the average daily net assets of each Porfolio as follows:

Funds Management has retained the services of certain subadvisers to provide daily portfolio management for the Portfolios. Funds Management has engaged WellsCap (an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo), Peregrine Capital Management, Inc. (an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo), Artisan Partners Limited Partnership, Cooke & Bieler, L.P., Galliard Capital Management, Inc. (an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo), Golden Capital Management, LLC (an affiliate of Funds Management), LSV Asset Management and Phocas Financial Corporation as subadvisers.

The fees for sub-advisory services are borne by Funds Management. The subadvisers are each entitled to receive from Funds Management an annual subadvisory fee which is calculated based on the average daily net assets of each subadvisers’ portion the Portfolio.

142	Wells Fargo Advantage Allocation Funds	Notes to financial statements

The annual advisory and subadvisory fee rates for each Portfolio are as follows:

	Advisory fee				Effective rate for the year ended May 31, 2014			Subadvisory fee
	starting at		declining to				Subadviser	starting at	declining to
C&B Large Cap Value Portfolio	0.65%		0.55%		0.65%		Cooke & Bieler, L.P.	0.38%	0.30%
Diversified Large Cap Growth Portfolio	0.65		0.55		0.65		WellsCap	0.30	0.20
Emerging Growth Portfolio	0.80	[1]	0.68	[1]	0.78	[1]	WellsCap	0.55	0.40
Index Portfolio	0.10		0.05		0.08		Golden Capital Management, LLC	0.05	0.02
International Growth Portfolio	0.85		0.70		0.85		Artisan Partners Limited Partnership	0.80	0.50
International Value Portfolio	0.85		0.70		0.85		LSV Asset Management	0.35	0.30
Large Company Value Portfolio	0.65		0.55		0.65		Phocas Financial Corporation	0.29	0.20
Small Company Growth Portfolio	0.80	[1]	0.68	[1]	0.80	[1]	Peregrine Capital Management, Inc.	0.50	0.45
Small Company Value Portfolio	0.80	[1]	0.68	[1]	0.80	[1]	Peregrine Capital Management, Inc.	0.45	0.40
Core Bond Portfolio	0.40		0.30		0.36		WellsCap	0.20	0.10
Inflation-Protected Bond Portfolio	0.40		0.30		0.40		WellsCap	0.20	0.10
Managed Fixed Income Portfolio	0.40		0.30		0.40		Galliard Capital Management, Inc.	0.20	0.10
Stable Income Portfolio	0.30	[2]	0.225	[2]	0.30		Galliard Capital Management, Inc.	0.15	0.05

1.	Prior to July 1, 2013, Funds Management received an annual advisory fee which started at 0.80% and declined to 0.70% as the average daily net assets of the Portfolio increased.

2.	Prior to July 1, 2013, Funds Management received an annual advisory fee which started at 0.35% and declined to 0.25% as the average daily net assets of the Portfolio increased.

Funds Management has voluntarily waived and/or reimbursed advisory fees to the extent necessary to maintain certain net operating expense ratios for the Portfolios.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2014 were as follows:

	Purchases at cost		Sales proceeds
	U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
C&B Large Cap Value Portfolio	$0	$70,639,800	$0	$164,094,267
Diversified Large Cap Growth Portfolio	0	78,486,497	0	120,813,975
Emerging Growth Portfolio	0	716,437,918	0	806,549,180
Index Portfolio	0	126,442,453	0	302,788,927
International Growth Portfolio	0	66,395,476	0	66,851,606
International Value Portfolio	0	74,609,473	0	51,249,758
Large Company Value Portfolio	0	59,139,358	0	81,433,351
Small Company Growth Portfolio	0	296,785,557	0	193,466,271
Small Company Value Portfolio	0	94,562,034	0	122,741,483
Core Bond Portfolio	17,623,273,874	2,478,201,263	17,431,435,658	2,672,587,033
Inflation-Protected Bond Portfolio	4,607,298	0	22,308,411	0
Managed Fixed Income Portfolio	27,035,426	25,340,260	22,376,014	14,296,830
Stable Income Portfolio	1,224,647	8,909,421	1,225,000	5,824,057

Notes to financial statements	Wells Fargo Advantage Allocation Funds	143

6. DERIVATIVE TRANSACTIONS

During the year ended May 31, 2014, Index Portfolio entered into futures contracts to gain market exposure. During the year ended May 31, 2014, Inflation-Protected Bond Portfolio and Stable Income Portfolio entered into futures contracts to speculate on interest rates and to help manage the duration of each portfolio.

At May 31, 2014, the Portfolios had long and short futures contracts outstanding as follows:

	Expiration date	Counterparty	Contracts	Type	Contract value at May 31, 2014	Unrealized gains
Index Portfolio	6/19/2014	Jefferies Bache	36 Long	S&P 500 Index	$17,293,500	$782,845
Stable Income Portfolio	9/30/2014	JPMorgan	20 Short	5 Year U.S. Treasury Notes	2,395,156	2,773

At May 31, 2014, Inflation-Protected Bond Portfolio did not have any open futures contracts.

At May 31, 2014, Stable Income Portfolio had segregated $18,000 as cash collateral for open futures contracts.

The Portfolios had average notional amounts in futures contracts during the year ended May 31, 2014 as follows:

	Long contracts	Short contracts
Index Portfolio	$39,750,249	$0
Inflation-Protected Bond Portfolio	294,964	114,544
Stable Income Portfolio	0	2,421,887

The receivable for daily variation margin on open futures contracts reflected in the Statements of Assets and Liabilities only represents the current day’s variation margin. The realized gains or losses and change in unrealized gains or losses on derivative instruments are reflected in the Statements of Operations.

For certain types of derivative transactions, Portfolios have entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Portfolio to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Portfolios under ISDA Master Agreements or similar agreements, if any, will be reported separately in the Statements of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Portfolio of Investments or Summary Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statements of Assets and Liabilities are not offset across transactions between the Portfolio and the applicable counterparty. A reconciliation of the gross amounts on the Statements of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

	Derivative type	Counterparty	Gross amounts of assets in the Statements of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Index Portfolio	Futures – variation margin	Jefferies Bache	$43,090	$0	$0	$43,090
Stable Income Portfolio	Futures – variation margin	JPMorgan	1,094	0	0	1,094

7. ACQUISITIONS

After the close of business on April 19, 2013, International Growth Portfolio acquired the net assets of Wells Fargo Advantage International Index Portfolio. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. The investment portfolio of Wells Fargo Advantage International Index Portfolio with a fair value of $22,535,457, identified cost of $21,854,655, and unrealized gains of $680,802 at April 19, 2013 were the principal assets acquired by International Growth Portfolio. For financial reporting purposes, assets received by International Growth

144	Wells Fargo Advantage Allocation Funds	Notes to financial statements

Portfolio was recorded at fair value; however, the cost basis of the investments received from Wells Fargo Advantage International Index Portfolio was carried forward to align ongoing reporting of International Growth Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed June 1, 2012, the beginning of the annual reporting period for International Growth Portfolio, the pro forma results of operations for the year ended May 31, 2013 would have been:

Net investment income	$2,276,123
Net realized and unrealized gains (losses) on investments	$31,301,977
Net increase in net assets resulting from operations	$33,578,100

After the close of business on April 19, 2013, International Value Portfolio acquired the net assets of Wells Fargo Advantage International Equity Portfolio. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. The investment portfolio of Wells Fargo Advantage International Equity Portfolio with a fair value of $22,369,294, identified cost of $22,824,592 and unrealized losses of $455,298 at April 19, 2013 were the principal assets acquired by International Value Portfolio. For financial reporting purposes, assets received by International Value Portfolio were recorded at fair value; however, the cost basis of the investments received from Wells Fargo Advantage International Equity Portfolio was carried forward to align ongoing reporting of International Value Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed June 1, 2012, the beginning of the annual reporting period for International Value Portfolio, the pro forma results of operations for the year ended May 31, 2013 would have been:

Net investment income	$21,429,816
Net realized and unrealized gains (losses) on investments	$71,515,531
Net increase in net assets resulting from operations	$92,945,347

After the close of business on April 19, 2013, Large Company Value Portfolio acquired the net assets of Wells Fargo Advantage Equity Value Portfolio. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. The investment portfolio of Wells Fargo Advantage Equity Value Portfolio with a fair value of $49,782,607, identified cost of $48,925,675 and unrealized gains of $856,932 at April 19, 2013 were the principal assets acquired by Large Company Value Portfolio. For financial reporting purposes, assets received by Large Company Value Portfolio were recorded at fair value; however, the cost basis of the investments received from Wells Fargo Advantage Equity Value Portfolio was carried forward to align ongoing reporting of Large Company Value Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed June 1, 2012, the beginning of the annual reporting period for Large Company Value Portfolio, the pro forma results of operations for the year ended May 31, 2013 would have been:

Net investment loss	$(3,466,147)
Net realized and unrealized gains (losses) on investments	$21,684,877
Net increase in net assets resulting from operations	$18,218,730

After the close of business on April 19, 2013, Small Company Value Portfolio acquired the net assets of Wells Fargo Advantage Small Cap Value Portfolio. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. The investment portfolio of Wells Fargo Advantage Small Cap Value Portfolio with a fair value of $14,404,707, identified cost of $14,875,954, and unrealized losses of $471,247 at April 19, 2013, were the principal assets acquired by Small Company Value Portfolio. For financial reporting purposes, assets received by Small Company Value Portfolio were recorded at fair value; however, the cost basis of the investments received from Wells Fargo Advantage Small Cap Value Portfolio was carried forward to align ongoing reporting of Small Company Value Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisitions had been completed June 1, 2012, the beginning of the annual reporting period for Small Company Value Portfolio, the pro forma results of operations for the year ended May 31, 2013 would have been

Net investment income	$1,370,856
Net realized and unrealized gains (losses) on investments	$53,680,718
Net increase in net assets resulting from operations	$55,051,574

Notes to financial statements	Wells Fargo Advantage Allocation Funds	145

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors, countries or geographical regions. Portfolios that invest a substantial portion of their assets in a sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector. Portfolios that focus their investments in particular countries or geographic regions may be particularly susceptible to economic and political events affecting those countries or regions. The Portfolio of Investments or Summary Portfolio of Investments includes information on each Portfolio’s holdings, including sector, country and/or geographical composition, as relevant.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated.

146	Wells Fargo Advantage Allocation Funds	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO MASTER TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments or summary portfolios of investments (for Wells Fargo Advantage Index Portfolio and Wells Fargo Advantage Core Bond Portfolio), of the Wells Fargo Advantage C&B Large Cap Value Portfolio, Wells Fargo Advantage Diversified Large Cap Growth Portfolio, Wells Fargo Advantage Emerging Growth Portfolio, Wells Fargo Advantage Index Portfolio, Wells Fargo Advantage International Growth Portfolio, Wells Fargo Advantage International Value Portfolio, Wells Fargo Advantage Large Company Value Portfolio, Wells Fargo Advantage Small Company Growth Portfolio, Wells Fargo Advantage Small Company Value Portfolio, Wells Fargo Advantage Core Bond Portfolio, Wells Fargo Advantage Inflation-Protected Bond Portfolio, Wells Fargo Advantage Managed Fixed Income Portfolio, and Wells Fargo Advantage Stable Income Portfolio, thirteen of the portfolios constituting the Wells Fargo Master Trust (collectively the “Portfolios”), as of May 31, 2014, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for the years in the five year then ended (except for the Wells Fargo Advantage C&B Large Cap Value Portfolio, Wells Fargo Advantage Diversified Large Cap Growth Portfolio, Wells Fargo Advantage Emerging Growth Portfolio, Wells Fargo Advantage Index Portfolio, Wells Fargo Advantage International Growth Portfolio, Wells Fargo Advantage International Value Portfolio, Wells Fargo Advantage Large Company Value Portfolio, Wells Fargo Advantage Small Company Growth Portfolio and Wells Fargo Advantage Small Company Value Portfolio which is for the years in the three year period then ended, for the period from October 1, 2010 through May 31, 2011, and for each of the years in the two year period ended September 30, 2010. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2014, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Portfolios of Wells Fargo Master Trust as of May 31, 2014, the results of their operations, changes in their net assets, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 28, 2014

Other information (unaudited)	Wells Fargo Advantage Allocation Funds	147

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, the percentage of ordinary income dividends qualifying for the corporate dividends-received deduction was as follows for the fiscal year ended May 31, 2014:

Dividends-received deduction
Growth Balanced Fund	56.87%
Moderate Balanced Fund	28.76

Pursuant to Section 854 of the Internal Revenue Code, the following amounts of income dividends paid during the fiscal year ended May 31, 2014 have been designated as qualified dividend income (QDI):

QDI
Growth Balanced Fund	$2,171,279
Moderate Balanced Fund	407,953

For the fiscal year ended May 31, 2014, the following amounts have been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code:

Interest-related dividends
Growth Balanced Fund	$1,307,130
Moderate Balanced Fund	705,228

For the fiscal year ended May 31, 2014, the percentage of ordinary income distributed that was derived from interest on U.S government securities was as follows:

% from U.S. government securities
Growth Balanced Fund	6.60%
Moderate Balanced Fund	7.85

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available without charge on the website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings are publicly available on the website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information is publicly available on the website on a monthly, seven-day or more delayed basis. Each Fund and Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, each Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

148	Wells Fargo Advantage Allocation Funds	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 132 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Allocation Funds	149

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013. Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President and Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Jeremy DePalma acts as Treasurer of Growth Balanced Fund, Moderate Balanced Fund, International Growth Portfolio, and International Value Portfolio and Assistant Treasurer of the remaining funds in this shareholder report. In addition, Jeremy DePalma acts as Treasurer of 55 other funds and Assistant Treasurer of 73 other funds in the Fund Complex. Nancy Wiser serves as Treasurer of the remaining funds in this shareholder report as well as 62 other funds in the Fund Complex.
2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

150	Wells Fargo Advantage Allocation Funds	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Advantage Growth Balanced Fund, Wells Fargo Advantage Moderate Balanced Fund, Wells Fargo Advantage C&B Large Cap Value Portfolio, Wells Fargo Advantage Core Bond Portfolio, Wells Fargo Advantage Diversified Large Cap Growth Portfolio, Wells Fargo Advantage Emerging Growth Portfolio, Wells Fargo Advantage Index Portfolio, Wells Fargo Advantage Inflation-Protected Bond Portfolio, Wells Fargo Advantage International Growth Portfolio, Wells Fargo Advantage International Value Portfolio, Wells Fargo Advantage Large Company Value Portfolio, Wells Fargo Advantage Managed Fixed Income Portfolio, Wells Fargo Advantage Small Company Growth Portfolio, Wells Fargo Advantage Small Company Value Portfolio, and Wells Fargo Advantage Stable Income Portfolio

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (each, a “Board” and collectively, the “Boards”) of each of Wells Fargo Funds Trust (“Funds Trust”) and Wells Fargo Master Trust (“Master Trust”) (collectively, the “Trusts”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trusts, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trusts’ investment advisory and sub-advisory agreements. In this regard, at in-persons meetings held on March 27-28, 2014 (the “March Meeting”) and May 15-16, 2014 (the “May Meeting”, and together with the March Meeting, the “Meetings”), the Funds Trust Board reviewed an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for each of the Wells Fargo Advantage Growth Balanced Fund and Wells Fargo Advantage Moderate Balanced Fund (individually, a “Gateway Fund” and collectively, the “Gateway Funds”). The Master Trust Board reviewed an investment advisory agreement with Funds Management for each of the Wells Fargo Advantage C&B Large Cap Value Portfolio, Wells Fargo Advantage Core Bond Portfolio, Wells Fargo Advantage Diversified Large Cap Growth Portfolio, Wells Fargo Advantage Emerging Growth Portfolio, Wells Fargo Advantage Index Portfolio, Wells Fargo Advantage Inflation-Protected Bond Portfolio, Wells Fargo Advantage International Growth Portfolio, Wells Fargo Advantage International Value Portfolio, Wells Fargo Advantage Large Company Value Portfolio, Wells Fargo Advantage Managed Fixed Income Portfolio, Wells Fargo Advantage Small Company Growth Portfolio, Wells Fargo Advantage Small Company Value Portfolio, and Wells Fargo Advantage Stable Income Portfolio (individually, a “Master Portfolio” and collectively, the “Master Portfolios”). The Gateway Funds and the Master Portfolios are collectively referred to as the “Funds.”

The Master Trust Board also reviewed: (i) an investment sub-advisory agreement with Wells Capital Management Incorporated (“WellsCap”) for each of the Core Bond Portfolio, Diversified Large Cap Growth Portfolio, Emerging Growth Portfolio, and Inflation-Protected Bond Portfolio and; (ii) an investment sub-advisory agreement with Artisan Partners Limited Partnership (“Artisan”) for the International Growth Portfolio; (iii) an investment sub-advisory agreement with Cooke & Bieler L.P. (“Cooke & Bieler”) for the C&B Large Cap Value Portfolio; (iv) an investment sub-advisory agreement with LSV Asset Management (“LSV”) for the International Value Portfolio; (v) an investment sub-advisory agreement with Peregrine Capital Management, Inc. (“Peregrine”) for each of the Small Company Growth Portfolio and Small Company Value Portfolio; (vi) an investment sub-advisory agreement with Golden Capital Management, LLC (“Golden”) for the Index Portfolio; (vii) an investment sub-advisory agreement with Phocas Financial Corporation (“Phocas”) for the Large Company Value Portfolio; and (viii) an investment sub-advisory agreement with Galliard Capital Management, Inc. (“Galliard”) for Managed Fixed Income Portfolio and Stable Income Portfolio. The investment advisory agreements with Funds Management and the sub-advisory agreements with Wells Capital Management, Artisan, Cooke & Bieler, LSV, Peregrine, Golden, Phocas and Galliard (collectively, the “Sub-Advisers”) are collectively referred to as the “Advisory Agreements.” The Gateway Funds are gateway blended funds that each invests all of their assets in multiple Master Portfolios.

At each of the March Meeting and the May Meeting, the Boards received the information, considered the factors and reached the conclusions discussed below, and unanimously approved the renewal of the Advisory Agreements.

At the Meetings, the Boards considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the continuation of the Advisory Agreements. Prior to the Meetings, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Boards have adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the Boards in the discharge of their duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

Other information (unaudited)	Wells Fargo Advantage Allocation Funds	151

In providing information to the Boards, Funds Management and the Sub-Advisers were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Boards’ annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Boards considered not only the specific information presented in connection with the Meetings, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Boards reviewed reports of Funds Management at each of their quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Boards and the teams mentioned above confer with portfolio managers at various times throughout the year. The Boards did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After their deliberations, the Boards unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Advisers is reasonable. The Boards considered the continuation of the Advisory Agreements for the Funds as part of their consideration of the continuation of advisory agreements for funds across the complex, but their approvals were made on a fund-by-fund basis.

The following summarizes a number of important, but not necessarily all, factors considered by the Boards in support of their approvals.

Nature, extent and quality of services

The Boards received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Boards evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Boards further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Boards took into account the full range of services provided to the Funds by Funds Management and its affiliates.

Fund performance and expenses

The Boards considered the performance results for each of the Funds over various time periods ended December 31, 2013. The Boards also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the respective Funds (each, a “Universe”), and in comparison to each Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Boards received a description of the methodology used by Lipper to select the mutual funds in each performance Universe.

The Funds Trust Board noted that the performance of each Gateway Fund (Administrator Class) relative to its respective Universe was as follows: (i) the performance of the Growth Balanced Fund was higher than or in range of the average performance of its Universe for all periods under review; and (ii) the performance of the Moderate Balanced Fund was higher than or in range of the average performance of its Universe for all periods under review except for the ten-year period.

The Funds Trust Board also noted that the performance of each Gateway Fund relative to its respective benchmark was as follows: (i) the performance of the Growth Balanced Fund was higher than its benchmark, the Growth Balanced Composite Index, which is a proprietary index used by the Funds Trust Board to help it assess the Growth Balanced Fund’s relative performance, for all periods under review except for the ten-year period; and (ii) the performance of the Moderate Balanced Fund was higher than its benchmark, the Moderate Balanced Composite Index, which is a proprietary index used by the Funds Trust Board to help it assess the Moderate Balanced Fund’s relative performance, for all periods under review except for the ten-year period.

The Funds Trust Board received information concerning, and discussed factors contributing to, the underperformance of the Growth Balanced Fund relative to its Universe for the ten-year period, and the underperformance of the Moderate Balanced Fund relative to its Universe and benchmark for the ten-year period. The Funds Trust Board noted the positive relative performance of the Gateway Funds over the one-, three- and five-year periods and was satisfied with the information it received.

152	Wells Fargo Advantage Allocation Funds	Other information (unaudited)

The Master Trust Board took note of the performance of the Master Portfolios in the context of reviewing the performance of the Gateway Funds.

The Funds Trust Board also received and considered information regarding each Gateway Fund’s net operating expense ratios, which include fees and expenses of the corresponding Master Portfolio, and their various components, including actual management fees assessed at the Gateway Fund and Master Portfolio levels (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Funds Trust Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to each Gateway Fund (the “Groups”). The Funds Trust Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Funds Trust Board noted that the net operating expense ratios of the Growth Balanced Fund were equal to or lower than the median net operating expense ratios of its expense Groups for all share classes. The Funds Trust Board also noted that the net operating expense ratios of the Moderate Balanced Fund were in range of or lower than the median net operating expense ratios of its expense Groups for all share classes.

With respect to the Master Portfolios, the Master Trust Board reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Master Portfolio level, relative to a corresponding expense Group.

Based on their consideration of the factors and information they deemed relevant, including those described here, the Boards concluded that the overall performance and expense structure of the Funds supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Funds Trust Board noted that the Gateway Funds are gateway blended funds that invest all of their assets in multiple master portfolios, and therefore pay an advisory fee to Funds Management. The Boards reviewed and considered the contractual investment advisory fee rates that are payable by the Funds to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and, with respect to the Gateway Funds, on a combined basis with each Gateway Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Funds Trust Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Master Trust Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Advisers for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Funds Trust Board was a comparison of the Management Rates of each Gateway Fund, which include the advisory fees paid at the Master Portfolio level, with those of other funds in the expense Groups at a common asset level. The Funds Trust Board noted that the Management Rates of the Growth Balanced Fund were lower than the average rates for its respective expense Groups for all share classes. The Funds Trust Board also noted that the Management Rates of the Moderate Balanced Fund were lower than the average rates for its respective expense Groups for all share classes.

The Master Trust Board reviewed a comparison of the Advisory Agreement Rates of each Master Portfolio with those of other funds in each Master Portfolio’s respective expense Group at a common asset level. The Master Trust Board noted that the Advisory Agreement Rates of each Master Portfolio were equal to the median rate for the Master Portfolio’s respective expense Group.

The Master Trust Board also received and considered information about the portions of the total advisory fees that were retained by Funds Management after payment of the fees to the Sub-Advisers for sub-advisory services. With respect to the Master Portfolios sub-advised by Artisan, Cooke & Bieler, LSV and Phocas, the Master Trust Board considered this amount in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Lipper to be similar to the respective Master Portfolio. In assessing the reasonableness of these amounts, the Master Trust Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and WellsCap, Peregrine, Golden and Galliard, the Master Trust Board ascribed limited relevance to the allocation of the advisory fee between them. With respect to Artisan, Cooke & Bieler, LSV and Phocas, the Master Trust Board considered that the Sub-Advisory Agreement Rates paid to each of these Sub-Advisers had been negotiated by Funds Management on an arm’s-length basis.

Other information (unaudited)	Wells Fargo Advantage Allocation Funds	153

The Boards also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients with investment strategies similar to those of the Funds. In this regard, the Boards received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on their consideration of the factors and information they deemed relevant, including those described here, in light of the services covered by the Advisory Agreements, both Boards determined that the Advisory Agreement Rates were reasonable and the Master Trust Board determined that the Sub-Advisory Agreement Rates were reasonable.

Profitability

The Boards received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Funds and the fund family as a whole. The Boards did not receive or consider to be necessary separate profitability information with respect to WellsCap, Peregrine, Golden or Galliard, because, as affiliates of Funds Management, their profitability information was subsumed in the collective Wells Fargo profitability analysis. The Board did not receive or consider profitability information with respect to Artisan, Cooke & Bieler, LSV and Phocas, as the sub-advisory fees paid to them had been negotiated by Funds Management on an arm’s-length basis.

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Boards noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on their review, the Boards did not deem the profits reported by Funds Management to be at a level that would prevent them from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Boards noted the existence of breakpoints in each Master Portfolio’s advisory fee and each Gateway Fund’s administration fee, which operate generally to reduce the Funds’ expense ratios as the Funds grow in size. They considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Boards also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Funds and the fund family as a whole. The Boards considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Boards concluded that the Funds’ fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.

Other benefits to Funds Management and the Sub-Advisers

The Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including WellsCap, Peregrine, Golden and Galliard, and by Artisan, Cooke & Bieler, LSV and Phocas, as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Funds. The Boards noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Boards also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and the Sub-Advisers from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on their consideration of the factors and information they deemed relevant, including those described here, the Boards did not find that any ancillary benefits received by Funds Management and its affiliates, including WellsCap, Peregrine, Golden and Galliard, or by Artisan, Cooke & Bieler, LSV or Phocas, were unreasonable.

Conclusion

After considering the above-described factors and based on their deliberations and their evaluation of the information described above, the Boards unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Advisers is reasonable.

154	Wells Fargo Advantage Allocation Funds	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

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© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

225491 07-14 AAFLD/AR110 05-14

Wells Fargo Advantage Equity Gateway Funds

Annual Report

May 31, 2014

■	Wells Fargo Advantage C&B Large Cap Value Fund

■	Wells Fargo Advantage Diversified Equity Fund

■	Wells Fargo Advantage Emerging Growth Fund

■	Wells Fargo Advantage Index Fund

■	Wells Fargo Advantage International Value Fund

■	Wells Fargo Advantage Small Company Growth Fund

■	Wells Fargo Advantage Small Company Value Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of May 31, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Equity Gateway Funds	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The U.S. Federal Reserve (Fed) remained a major source of liquidity for market participants around the world, continuing to inject liquidity into global banks and markets through various quantitative easing policies.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Equity Gateway Funds for the 12-month period that ended May 31, 2014. The beginning of the period was marked by growing confidence of an economic recovery in the U.S. The second half of the period was dominated by growing concern about an economic slowdown in China—a major trading partner for the U.S.—and heightened geopolitical uncertainty as the U.S. and Europe confronted Russia over Ukraine. Despite volatility late in the period, most major stock markets ended the period with gains.

The Federal Reserve continued to provide stimulus.

The Federal Reserve (Fed) remained a major source of liquidity for market participants around the world, continuing to support economies and markets through various quantitative easing policies. Throughout the reporting period, the Federal Open Market Committee (FOMC)—the Fed’s monetary policymaking body—kept its key interest rate near zero in order to support the economy and the financial system. At the beginning of the reporting period, the FOMC was still making open-ended purchases of $40 billion per month in mortgage-backed securities to support the housing market and was purchasing $45 billion per month in long-term U.S. Treasuries. In mid-December 2013, however, the FOMC announced that it would reduce (or taper) its bond-buying program by $10 billion per month beginning in January 2014. The tapering was less aggressive than some investors had feared, and the FOMC’s policy remains accommodative.

European stocks continued to benefit from the European Central Bank’s (ECB’s) willingness to maintain low interest rates. The ECB cut its key rate to what was then a historical low of 0.25% in November 2013. In Japan, the Bank of Japan maintained an aggressive monetary program that was aimed at combating deflation by doubling the bank’s asset base over two years.

Despite a challenging geopolitical situation, U.S. stock markets gained on relatively positive economic data.

For most of the period, U.S. economic data remained moderately positive. Third-quarter 2013 gross domestic product (GDP) growth came in at a strong 4.1% annualized rate, while fourth-quarter 2013 GDP growth came in at a more moderate, but still positive, 2.6% annualized rate. However, GDP growth for the first quarter of 2014 came in at -2.9% annualized rate. Several commentators suggested that unusually harsh winter weather may have dampened economic activity, supporting hopes that economic growth would accelerate in the remainder of 2014. Further supporting the positive outlook was the improving unemployment rate, which fell from 7.5% in June 2013 to 6.3% in May 2014.

In Europe, economic data continued to show moderate growth. Reported GDP for the European Union rose by 0.4% in the fourth quarter of 2013 compared with the prior quarter. Likewise, GDP growth advanced by 0.3% in the first quarter of 2014 compared with the prior quarter. The unemployment rate remained high but moderately declined from 10.5% in February and March 2014 to 10.4% in April 2014.

The most significant negative development toward the end of the reporting period as the ongoing turmoil in Ukraine resulted in stock market volatility across developed markets. However, as of the end of the reporting period, most investors believed that the situation would not result in war.

Letter to shareholders (unaudited)	Wells Fargo Advantage Equity Gateway Funds	3

Despite geopolitical headwinds in the latter part of the period, the relatively positive outlook for the U.S. economy contributed to a strong domestic stock market. Large-cap stocks (measured by the Russell 1000® Index1) moderately outperformed small-cap stocks (measured by the Russell 2000® Index2) for the reporting period, though both parts of the market posted double-digit returns. In Europe, some of the markets that had declined the most during the European debt crisis—such as Italy, Ireland, and Greece—benefited the most from an improved economic environment, but larger markets such as Germany also gained. In Japan, stocks lost steam toward the end of the period as investors worried that Prime Minister Shinzō Abe’s reforms were not taking effect as quickly as originally hoped.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Despite geopolitical headwinds in the latter part of the period, the relatively positive outlook for the U.S. economy contributed to a strong domestic stock market.

1.	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

2.	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

4	Wells Fargo Advantage Equity Gateway Funds	Letter to shareholders (unaudited)

Notice to shareholders

The Funds, underlying Master Portfolios, and Wells Fargo Funds Management, LLC (“Funds Management”) have received an exemptive order from the SEC that permits Funds Management, subject to the approval of the Board of Trustees of the Funds, to select or replace certain subadvisers to manage all or a portion of the Funds’ and underlying Master Portfolios’ assets and enter into, amend or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (“Multi-manager Structure”). The Multi-manager Structure applies to subadvisers that are not affiliated with Funds Management, the Funds or underlying Master Portfolios, except to the extent that affiliation arises solely because such subadvisers provide sub-advisory services to the Funds or Master Portfolios (“Non-affiliated Subadvisers”), as well as subadvisers that are indirect or direct wholly-owned subsidiaries of Funds Management or of another company that, indirectly or directly, wholly owns Funds Management (“Wholly-owned Subadvisers”).

Pursuant to the SEC order, Funds Management, with the approval of the Board of Trustees, has the discretion to terminate any subadvisers and allocate and reallocate the Funds’ and Master Portfolios’ assets among any other Non-affiliated Subadvisers or Wholly-owned Subadvisers. Funds Management, subject to oversight and supervision by the Board of Trustees, has responsibility to continue to oversee any subadvisers to the Funds and Master Portfolios and to recommend, for approval by the Board of Trustees, the hiring, termination and replacement of subadvisers for the Funds and Master Portfolios.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

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6	Wells Fargo Advantage Equity Gateway Funds	Performance highlights (unaudited)

Wells Fargo Advantage C&B Large Cap Value Fund1

Investment objective

The Fund seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal.

Adviser

Wells Fargo Funds Management, LLC

Subadviser for the master portfolio

Cooke & Bieler, L.P.

Portfolio managers

Steve Lyons, CFA

Michael M. Myers, CFA

Edward W. O’Connor, CFA

R. James O’Neil, CFA

Mehul Trivedi, CFA

William Weber, CFA

Average annual total returns2 (%) as of May 31, 2014

		Including sales charge			Excluding sales charge			Expense ratios[3] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[4]
Class A (CBEAX)	7-26-2004	10.51	15.39	5.65	17.25	16.77	6.28	1.30	1.15
Class B (CBEBX)*	7-26-2004	11.40	15.71	5.72	16.40	15.94	5.72	2.05	1.90
Class C (CBECX)	7-26-2004	15.39	15.92	5.49	16.39	15.92	5.49	2.05	1.90
Administrator Class (CBLLX)	7-26-2004	–	–	–	17.49	17.00	6.50	1.14	0.95
Institutional Class (CBLSX)	7-26-2004	–	–	–	17.86	17.34	6.79	0.87	0.70
Investor Class (CBEQX)	5-15-1990	–	–	–	17.17	16.77	6.26	1.36	1.20
Russell 1000® Value Index[5]	–	–	–	–	19.60	18.44	8.00	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Equity Gateway Funds	7

Wells Fargo Advantage C&B Large Cap Value Fund (continued)

Growth of $10,000 investment[6] as of May 31, 2014

1.	The Fund is a gateway feeder fund that invests all of its assets in a single master portfolio of the Wells Fargo Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolio in which it invests.

2.	Historical performance shown for Class A, Class B, and Class C shares prior to their inception reflects the performance of Investor Class shares, adjusted to reflect the higher expenses applicable to Class A, Class B, and Class C shares. Historical performance shown for Administrator and Institutional Class shares prior to their inception reflects the performance of Investor Class shares, and includes the higher expenses applicable to Investor Class shares. If these expenses had not been included, returns would be higher. Effective June 20, 2008, Class D was renamed Investor Class and modified to assume the features and attributes of the Investor Class.

3.	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

4.	The Adviser has committed through September 30, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Fees from the underlying master portfolio are included in the cap. Without this cap, the Fund’s returns would have been lower.

5.	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

6.	The chart compares the performance of Class A shares for the most recent ten years with the Russell 1000® Value Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

7.	The ten largest equity holdings are calculated based on the value of the securities of the master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

8.	Sector distribution is subject to change and represents the sector distribution of the master portfolio which is calculated based on total long-term investment of the master portfolio.

8	Wells Fargo Advantage Equity Gateway Funds	Performance highlights (unaudited)

Wells Fargo Advantage C&B Large Cap Value Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Russell 1000 Value Index, for the 12-month period that ended May 31, 2014.

■	Unfavorable stock selection—primarily in the consumer staples, health care, and utilities sectors—was the primary detractor.

■	Sector allocation decisions contributed to relative results as the Fund benefited from underweights in the financials, telecommunication services, and energy sectors and an overweight in the consumer discretionary sector.

Favorable sector allocation partially offset the negative impact of stock selection.

The stock market ended the 12-month reporting period with solid gains. Although the market advance was broad-based, the macroeconomic environment was not without adversity. The market encountered turbulence relating to the health of the global economy with particular concern about an economic slowdown in China, a disappointing rollout of the Affordable Care Act health care exchange, the growing tensions surrounding the situation in Ukraine, a devaluation of the Argentine peso, and the Federal Reserve’s decision to begin reducing its bond-buying program. Against this backdrop, the Fund generated a solid double-digit return but lagged its benchmark for the reporting period.

The underperformance was primarily attributable to stock selection, in particular, three holdings: Avon Products Incorporated (consumer staples), Entergy Corporation (utilities), and Quest Diagnostics Incorporated (health care). In the case of Avon, the company continued to struggle with operational issues. We were hopeful that seemingly stabilized operations would improve under a new chief executive officer, but financial reports during the period indicated the company faced lingering problems. As a result, we eliminated the position. We also eliminated our position in Entergy because of a combination of valuation (we viewed the stock as fairly valued) and fundamental reasons (the impairment of the company’s unregulated businesses).

Finally, we exchanged the Fund’s position in laboratory services company Quest Diagnostics with its primary independent lab competitor, Laboratory Corporation of America Holdings. Though neither company was immune to challenging fundamentals over the past several years, we believe that Laboratory Corporation is the superior company based on our research.

Overall, sector positioning contributed slightly to relative performance. Underweights in the financials, telecommunication services, and energy sectors and an overweight in the consumer discretionary sector contributed.

Ten largest long-term holdings[7] (%) as of May 31, 2014
State Street Corporation	3.28
Crown Holdings Incorporated	3.17
JPMorgan Chase & Company	3.03
3M Company	2.72
Omnicom Group Incorporated	2.69
Devon Energy Corporation	2.63
Johnson & Johnson	2.61
Philip Morris International Incorporated	2.48
The Progressive Corporation	2.46
Baxter International Incorporated	2.42

Contributors during the period included metal and plastic packaging supplier Ball Corporation, diversified technology firm 3M Company, crude oil producer Devon Energy Corporation, financial services technology provider Fiserv Incorporated, and business services company Cintas Corporation. In addition to the aforementioned detractors, laggards included oil and gas integrator Chevron Corporation, financial services firm State Street Corporation, tobacco company Philip Morris International Incorporated, money transfer and payment servicer The Western Union Company (which we no longer hold), and insurance and property casualty provider The Progressive Corporation.

The research component of our process functioned well.

From a positioning standpoint, the portfolio remained relatively balanced with respect to underlying economic exposures. As a result of our bottom-up, research-driven process, we believe the Fund is situated to perform relatively

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Equity Gateway Funds	9

Wells Fargo Advantage C&B Large Cap Value Fund (continued)

well in a rising-interest-rate environment. In addition to the trades mentioned earlier, during the period, we also added to existing holdings and initiated positions in the following companies: packaging and container company Crown Holdings Incorporated, pet specialty retailer PetSmart Incorporated, communication equipment company Qualcomm Incorporated, media and entertainment company Twenty-First Century Fox Incorporated, household and personal product company Unilever NV, and oil and gas integrator World Fuel Services Corporation.

To make room for these positions, we trimmed existing holdings and eliminated global electronics components company Molex Incorporated (after the company’s announcement of its acquisition by Koch Industries), aerospace and defense developer Raytheon Company, and electronic components company TE Connectivity Limited because all had achieved their price targets. We sold specialty telecommunication services company Vodafone Group Plc as the stock neared its price target in favor of other opportunities and also sold retailer Best Buy Company Incorporated because it had reached its price target.

Sector distribution[8] as of May 31, 2014

The U.S. economy is generally providing a favorable backdrop for equity investing.

In our view, the lack of apparent excesses in the system and diminishing headwinds from fiscal budgetary constraints and deleveraging should allow for continuing modest growth. However, with corporate profit margins fully recovered from the depressed levels of 2008 and 2009, the fundamental tailwinds created by the recovery have weakened, putting pressure on companies to grow revenues to generate expected earnings growth. Moreover, with higher growth expectations embedded in stock valuations, we expect to see a more mixed environment in which winners are more distinguishable from losers based on the interaction of company-specific fundamentals and expectations. Such an environment would require a careful, disciplined approach to stock selection.

We remain confident that the portfolio is positioned in such a way that it should perform relatively well. Through our rigorous, bottom-up stock selection process, we have constructed a portfolio of what we believe are reasonably valued stocks of financially strong companies with advantaged franchises that we believe can generate attractive returns on capital and are poised to create shareholder value over time.

Please see footnotes on page 7.

10	Wells Fargo Advantage Equity Gateway Funds	Performance highlights (unaudited)

Wells Fargo Advantage Diversified Equity Fund1

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadvisers for the master portfolios

Artisan Partners Limited Partnership

Cooke & Bieler, L.P.

Golden Capital Management, LLC

LSV Asset Management

Peregrine Capital Management, Inc.

Phocas Financial Corporation

Wells Capital Management Incorporated

Portfolio managers

Thomas C. Biwer, CFA

Erik Sens, CFA

Aldo Ceccarelli, CFA

Average annual total returns (%) as of May 31, 2014

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (NVDAX)	5-2-1996	12.25	14.94	5.95	19.10	16.31	6.58	1.42	1.25
Class B (NVDBX)*	5-6-1996	13.20	15.20	6.02	18.20	15.42	6.02	2.17	2.00
Class C (WFDEX)	10-1-1998	17.23	15.44	5.78	18.23	15.44	5.78	2.17	2.00
Administrator Class (NVDEX)	11-11-1994	–	–	–	19.40	16.60	6.85	1.26	1.00
Diversified Equity Composite Index[4]	–	–	–	–	19.99	17.68	8.00	–	–
MSCI EAFE Index (Net)[5]	–	–	–	–	18.04	11.43	7.06	–	–
Russell 1000® Growth Index[6]	–	–	–	–	22.15	19.04	8.12	–	–
Russell 1000® Value Index[7]	–	–	–	–	19.60	18.44	8.00	–	–
Russell 2000® Index[8]	–	–	–	–	16.79	19.32	8.59	–	–
S&P 500 Index[9]	–	–	–	–	20.45	18.40	7.77	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Please see footnotes on page 11.

Performance highlights (unaudited)	Wells Fargo Advantage Equity Gateway Funds	11

Wells Fargo Advantage Diversified Equity Fund (continued)

Growth of $10,000 investment[10] as of May 31, 2014

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

1.	The Fund is a gateway blended fund that invests all of its assets in two or more master portfolios of the Wells Fargo Master Trust in varying proportions. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolios in which it invests.

2.	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

3.	The Adviser has committed through September 30, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Fees from the underlying master portfolios are included in the cap. Without this cap, the Fund’s returns would have been lower.

4.	Source: Wells Fargo Funds Management, LLC. The Diversified Equity Composite Index is weighted 25% in the Russell 1000® Value Index, 25% in the S&P 500 Index, 25% in the Russell 1000® Growth Index, 15% in the MSCI EAFE Index (Net), and 10% in the Russell 2000® Index. You cannot invest directly in an index.

5.	The Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index (Net) is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. Calculations for EAFE use net dividends, which reflect the deduction of withholding taxes. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

6.	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

7.	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

8.	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

9.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

10.	The chart compares the performance of Class A shares for the most recent ten years with the Diversified Equity Composite Index, the MSCI EAFE Index (Net), the Russell 1000 Growth Index, the Russell 1000 Value Index, the Russell 2000 Index, and the S&P 500 Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

11.	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

12.	The ten largest equity holdings are calculated based on the value of the securities of the master portfolios allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

13.	The Morgan Stanley Capital International (MSCI) Emerging Markets Index is a free float-adjusted market-capitalization-weighted index designed to measure the equity market performance in the global emerging markets. The index is currently composed of 21 emerging markets country indexes. You cannot invest directly in an index.

14.	Sector distribution is subject to change and represents the sector distribution of the master portfolios which is calculated based on total long-term investment of the master portfolios.

12	Wells Fargo Advantage Equity Gateway Funds	Performance highlights (unaudited)

Wells Fargo Advantage Diversified Equity Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund delivered strong returns but underperformed its custom benchmark, the Diversified Equity Composite Index, for the 12-month period that ended May 31, 2014. It also lagged the S&P 500 Index, which was one of the best-performing global equity indexes.

■	All major global equity market segments of the Fund produced strong returns during the period, led by U.S. large-cap stocks and international developed market stocks.

■	Detracting from the Fund’s performance was the modest underperformance of several underlying portfolios relative to their individual benchmark indexes.

Global equity markets continued to be strong.

The global equity advance that began in February 2009 continued throughout the reporting period. A series of strong rallies were interrupted by several modest corrections, none of which were larger than a 6% decline.

U.S. large-cap stocks did well, with the S&P 500 Index returning 20.45%, including dividends, over the reporting period. The strongest gains generally occurred in sectors and industries with the most sensitivity to economic cyclicality. Industrials, materials, and information technology (IT) stocks performed particularly well, as did many health care stocks—most notably those operating in the biotech industry. Sectors that tended to provide high dividend yields or that had more defensive characteristics generally lagged the broader market.

Stocks with higher growth profiles also outperformed. The Russell 1000 Growth Index returned 22.15%, while the Russell 1000 Value Index gained 19.60%. Growth stocks were buttressed in part by greater exposure to the biotech industry, while results in the value index were held back by greater exposure to financials stocks. In both segments, the Fund’s underlying portfolios moderately underperformed their style benchmark indexes as a group.

U.S. small-cap stocks underperformed their larger counterparts. The small-cap Russell 2000® Index returned 16.79% including dividends, lagging the large-cap Russell 1000 Index11, which gained 20.90%. Consumer discretionary and IT stocks supported the relative gains in the large-cap index the most. The Fund’s U.S. small-cap portfolios modestly outperformed their style benchmark indexes as a group.

Much of the advance was supported by an increased willingness from investors to take on risk and ongoing improvements in corporate fundamentals. Corporate earnings remained generally robust, and the backdrop of moderate economic growth and low inflation continued to provide a favorable setting for stocks. Further, the low-interest-rate environment, in part supported by the accommodative stimulus policies of the Federal Reserve, continued to encourage investors to deploy assets into equities.

Ten largest long-term holdings[12] (%) as of May 31, 2014
Apple Incorporated	1.69
Exxon Mobil Corporation	1.21
JPMorgan Chase & Company	1.05
Google Incorporated	0.94
Johnson & Johnson	0.91
American Express Company	0.90
Google Incorporated Class C	0.87
Facebook Incorporated	0.76
Merck & Company Incorporated	0.76
General Electric Company	0.73

International developed equity markets generally went along for the ride, with the MSCI EAFE Index (Net) returning 18.04%. Japan, with a total return of only 6.2%, was a notable laggard. Europe continued to resolve its financial issues. In contrast, the MSCI Emerging Markets Index13 returned a mere 4.3% as many of those markets were challenged by Russia-Ukraine geopolitical developments and concerns about a slowdown in China. The Fund’s underlying international portfolios modestly underperformed their benchmark indexes as a group.

No changes were made in the Fund’s composition.

The Fund’s overall asset allocation remains 25% in U.S. large-cap value portfolios, 25% in U.S. large-cap blend, 25% in U.S. large-cap growth, 10% in U.S. small cap, and 15% in international portfolios.

Please see footnotes on page 11.

Performance highlights (unaudited)	Wells Fargo Advantage Equity Gateway Funds	13

Wells Fargo Advantage Diversified Equity Fund (continued)

Sector distribution[14] as of May 31, 2014

Equities may offer better value than bonds.

Investors continue to add assets to equity funds, recognizing that the price to be paid for the relatively lower volatility of bond funds may be too high. While bond yields have changed little over the past 12 months, some observers believe this marks an end to the three-decades-long bull market in bonds. Whether that is true or not, we believe yields at these levels remain unrewarding and the risk of capital loss in bonds is elevated.

In contrast, global equities—especially those of companies that we believe to be of high quality—may offer better investment value in spite of their gains in recent years. In the U.S., for example, the current earnings yield on the S&P 500 Index still exceeds the yields on both government and corporate bond indexes by margins that have not been seen consistently since the late 1970s. Further support for equities comes from the continued growth in corporate profits and from monetary policy that remains extremely accommodative across the globe.

Please see footnotes on page 11.

14	Wells Fargo Advantage Equity Gateway Funds	Performance highlights (unaudited)

Wells Fargo Advantage Emerging Growth Fund1

The Fund is closed to new investors2.

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser for the master portfolio

Wells Capital Management Incorporated

Portfolio managers

Thomas C. Ognar, CFA

Joseph M. Eberhardy, CFA, CPA

Bruce C. Olson, CFA

Average annual total returns3 (%) as of May 31, 2014

		Including sales charge			Excluding sales charge			Expense ratios[4] (%)
	Inception date	1year	5 year	Since inception	1 year	5 year	Since inception	Gross	Net[5]
Class A (WEMAX)	3-31-2008	4.90	18.31	6.37	11.30	19.72	7.24	1.40	1.37
Class C (WEMCX)	3-31-2008	9.40	18.84	6.45	10.40	18.84	6.45	2.15	2.12
Administrator Class (WFGDX)	1-31-2007	–	–	–	11.45	19.93	7.48	1.24	1.20
Institutional Class (WEMIX)	3-31-2008	–	–	–	11.77	20.30	7.73	0.97	0.90
Investor Class (WFGTX)	1-31-2007	–	–	–	11.21	19.67	7.21	1.46	1.43
Russell 2000® Growth Index[6]	–	–	–	–	16.71	19.82	7.68	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 15.

Performance highlights (unaudited)	Wells Fargo Advantage Equity Gateway Funds	15

Wells Fargo Advantage Emerging Growth Fund (continued)

Growth of $10,000 investment[7] as of May 31, 2014

1.	The Fund is a gateway feeder fund that invests all of its assets in a single master portfolio of the Wells Fargo Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolio in which it invests.

2.	Please see the Fund’s current Statement of Additional Information for further details.

3.	Historical performance shown for Class A shares prior to their inception reflects the performance of Investor Class shares, and includes the higher expenses applicable to Investor Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Class C shares prior to their inception reflects the performance of Investor Class shares, adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns would be higher.

4.	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

5.	The Adviser has committed through September 30, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Fees from the underlying master portfolio are included in the cap. Without this cap, the Fund’s returns would have been lower.

6.	The Russell 2000® Growth Index measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

7.	The chart compares the performance of Class A shares since inception with the Russell 2000 Growth Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

8.	The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

9.	The ten largest equity holdings are calculated based on the value of the securities of the master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

10.	Sector distribution is subject to change and represents the sector distribution of the master portfolio which is calculated based on total long-term investment of the master portfolio.

16	Wells Fargo Advantage Equity Gateway Funds	Performance highlights (unaudited)

Wells Fargo Advantage Emerging Growth Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Russell 2000 Growth Index, for the 12-month period that ended May 31, 2014.

■	The Fund’s relative performance was inhibited by stock selection, primarily within the information technology (IT) and consumer-related sectors.

■	Over the trailing 12-month period, small-cap growth equities (measured by the Russell 2000 Growth Index) posted double-digit returns with the support of continued improvement in corporate earnings and the Federal Reserve’s (Fed) accommodative monetary policy.

■	Much of the 12-month period’s gains occurred in 2013; 2014 returns for small-cap growth equities were negative as of May 31, 2014.

Small caps delivered strong results overall, despite some volatility.

For the trailing 12-month period overall, small-cap equities delivered double-digit results due in large part to improving corporate earnings, signs of incremental improvement in the U.S. economy, and an accommodative Fed policy. As equity prices rose, our emphasis on rapidly growing companies was rewarded, during periods when investors focused on corporate fundamentals. Near the end of April 2013, we recognized a rotation in market leadership toward companies with strong secular growth potential, which provided a favorable environment for our team to add value through bottom-up stock selection.

However, in early 2014 the sentiment changed as investors began to adopt a more defensive stance, rotating away from faster-growing companies. In this environment, the Russell 2000 Growth Index underperformed the Russell 2000 Value Index8 by more than 3.5% from January 1, 2014, through May 31, 2014.

Ten largest long-term holdings[9] (%) as of May 31, 2014
Akorn Incorporated	2.98
Acadia Healthcare Company Incorporated	2.93
MarketAxess Holdings Incorporated	2.90
On Assignment Incorporated	2.68
SPS Commerce Incorporated	2.58
Envestnet Incorporated	2.55
Financial Engines Incorporated	2.43
Proofpoint Incorporated	2.40
The Middleby Corporation	2.25
Medidata Solutions Incorporated	2.24

Weakness in consumer-related and IT sectors were partially offset by strength in energy and health care.

During the period, holdings within the consumer-related sectors drove the Fund’s underperformance. Natural and organic foods retailer The Fresh Market Incorporated, suffered from decelerating same-store sales trends and slowing earnings-per-share (EPS) growth. Additionally, the company announced the closing of four stores in the Houston and Sacramento areas. We questioned the sustainability of the company’s long-term growth profile after its management noted a change in real estate strategy and exited our position during the period. Specialty-retail holding Tile Shop Holdings Incorporated, also detracted from results, largely due to allegations surrounding accounting irregularities related to the purchase of inventory from a third party. Although the accounting treatment in question appeared to be legal, we sold our position because we were concerned about the lack of transparency regarding accounting methodology and the company’s response to the allegations.

Stock selection in the IT sector detracted from relative performance during the period. Several IT holdings, such as SPS Commerce Incorporated, reported solid growth trends but subsequently underperformed—along with other internet software and service companies—in a more defensive market environment during April and May 2014. For some firms, underperformance was caused by certain company-specific issues. For example, Infoblox Incorporated, a provider of network automation solutions, experienced a significant decline in share price after preannouncing disappointing revenues caused by difficulty closing larger deals. We sold the position due to business execution issues and our concern that the market opportunity was less than initially anticipated.

Please see footnotes on page 15.

Performance highlights (unaudited)	Wells Fargo Advantage Equity Gateway Funds	17

Wells Fargo Advantage Emerging Growth Fund (continued)

The most significant contributor to Fund performance was energy sector holding Diamondback Energy Incorporated. This oil exploration and production (E&P) company rallied based on its impressive well results and solid production growth, despite unfavorable weather conditions in the first part of 2014. We believe Diamondback Energy will continue to sustain production growth from its attractive acreage positions in the Permian Basin of West Texas. The Fund also benefited from share-price gains among other E&P holdings, such as Athlon Energy Incorporated, which have been executing effectively on production targets.

Outperformance within the health care sector, which also aided results, was attributable to holdings in a variety of industries. One of the more notable contributors was DexCom Incorporated, a medical device company that designs, develops, and markets continuous glucose monitoring (CGM) systems for people with diabetes. Shares rallied during the period after revenue results came in ahead of expectations over the previous three quarters. We believe DexCom has a long runway for growth because it plays in a minimally penetrated marketplace with room to expand internationally. In addition, a new technology involving integration of an artificial pancreas into CGM systems may gain approval later this year, potentially providing yet another revenue direction for the firm.

Sector distribution[10] as of May 31, 2014

Stylistic headwinds prevailed.

One factor that challenged performance over the period was a shift in investor interest away from faster-growing companies and toward companies that exhibit slower growth. As a result, many secular growth companies underperformed despite generating good revenue and earnings growth, and in turn, slower-growth companies were rewarded even if their revenue and EPS growth prospects were less promising.

We continue to focus on consistent implementation of our process.

Following strong performance by small-cap equities during 2013, various headwinds that manifested late in the 12-month period prompted a sell-off of faster-

growing companies, hindering the Fund’s performance. Nevertheless, we have been able to capitalize on the recent weakness where the valuation gap has widened and add to our positions in companies having what we believe are solid business models at attractive prices. Given the underperformance in growth-equities late in the period, we expect to encounter additional volatility, particularly from stocks trading at higher valuations. This environment potentially could provide additional opportunities to add to high-conviction positions at more attractive valuations.

As always and regardless of the macroeconomic environment, we will continue to employ our disciplined process of identifying companies that exhibit robust and sustainable growth and that we feel investors have underappreciated. We believe our approach, along with a team with over 30 years of experience, should reward investors as they refocus on the growth fundamentals of U.S. companies.

Please see footnotes on page 15.

18	Wells Fargo Advantage Equity Gateway Funds	Performance highlights (unaudited)

Wells Fargo Advantage Index Fund1

Investment objective

The Fund seeks to replicate the total return of S&P 500 Index, before fees and expenses.

Adviser

Wells Fargo Funds Management, LLC

Subadviser for the master portfolio

Golden Capital Management, LLC

Portfolio managers

John R. Campbell, CFA

Justin Carr, CFA

David Neal, CFA

Average annual total returns2 (%) as of May 31, 2014

		Including sales charge			Excluding sales charge			Expense ratios[3] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[4]
Class A (WFILX)*	11-4-1998	12.89	16.39	6.58	19.77	17.78	7.21	0.66	0.56
Class B (WFIMX)*	11-3-1998	13.86	16.68	6.65	18.86	16.90	6.65	1.41	1.31
Class C (WFINX)*	4-30-1999	17.89	16.90	6.41	18.89	16.90	6.41	1.41	1.31
Administrator Class (WFIOX)	2-14-1985	–	–	–	20.13	18.13	7.50	0.35	0.25
Investor Class (WFIRX)	7-16-2010	–	–	–	19.88	17.85	7.27	0.72	0.45
S&P 500 Index[5]	–	–	–	–	20.45	18.40	7.77	–	–
*	Class A, B, and C shares are closed to new investors. Please see the Fund’s current Statement of Additional Information for further details.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 19.

Performance highlights (unaudited)	Wells Fargo Advantage Equity Gateway Funds	19

Wells Fargo Advantage Index Fund (continued)

Growth of $10,000 investment[6] as of May 31, 2014

1.	The Fund is a gateway feeder fund that invests all of its assets in a single master portfolio of the Wells Fargo Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolio in which it invests.

2.	Historical performance shown for Investor Class shares prior to their inception reflects the performance of Administrator Class shares, adjusted to reflect the higher expenses applicable to Investor Class shares. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Equity Index Fund.

3.	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

4.	The Adviser has committed through September 30, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Fees from the underlying master portfolio are included in the cap. Without this cap, the Fund’s returns would have been lower.

5.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

6.	The chart compares the performance of Class A shares for the most recent ten years with the S&P 500 Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

7.	The ten largest equity holdings are calculated based on the value of the securities of the master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

8.	Sector distribution is subject to change and represents the sector distribution of the master portfolio which is calculated based on total long-term investment of the master portfolio.

20	Wells Fargo Advantage Equity Gateway Funds	Performance highlights (unaudited)

Wells Fargo Advantage Index Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the S&P 500 Index, for the 12-month period that ended May 31, 2014.

■	The S&P 500 Index rose in 9 of the 12 months in the reporting period, and all 10 Global Industry Classification Standard (GICS) sectors ended the period with positive returns.

■	The industrials and health care sectors posted the highest returns in the S&P 500 Index, and the telecommunication services sector posted the lowest return. Looking at contribution to total return, the top-contributing sector was information technology, and the least-contributing sector was telecommunication services.

Ten largest long-term holdings[7] (%) as of May 31, 2014
Apple Incorporated	3.26
Exxon Mobil Corporation	2.51
Microsoft Corporation	1.79
Johnson & Johnson	1.66
General Electric Company	1.55
Wells Fargo & Company	1.40
Chevron Corporation	1.35
Berkshire Hathaway Incorporated Class B	1.33
Procter & Gamble Company	1.26
JPMorgan Chase & Company	1.21

The Fund modestly trailed its benchmark for the 12-month period.

The Fund’s portfolio management team periodically rebalances the portfolio in order to reflect the ongoing changes in index constituents and index weights. The team uses an investment process designed to control trading and implementation costs and reduce tracking error to the benchmark as much as possible. As a result, the Fund’s performance should closely align with that of the index. The objective of the Fund is to approximate the performance of the S&P 500 Index (its benchmark) before fees and expenses. Net of fees, however, the Fund may underperform the index as it did during the reporting period.

The S&P 500 Index rose in 9 months of the 12-month reporting period and ended the period with a gain. All 10 GICS economic sectors posted positive returns as the U.S. stock market benefited from steady economic improvement, growth in corporate profits, and abundant liquidity from the Federal Reserve (Fed). U.S. gross domestic product increased at a rate of approximately 2% over the reporting period, although the economy contracted in the first quarter of 2014. Over the course of the reporting period, the economy showed strength in the manufacturing and service sectors and the job market continued to improve, with the unemployment rate falling to 6.3%. The Fed continued its extraordinary monetary stimulus measures, although it began to reduce the scope of its quantitative easing program. U.S. corporations were able to generate healthy profits as they benefited from a low-interest-rate environment, solid consumer confidence, and contained labor costs.

Sector distribution[8] as of May 31, 2014

The industrials, health care, and materials sectors were the strongest performers during the period. The airlines group, comprising Southwest Airlines Company and Delta Air Lines Incorporated, was the top-performing industry in the industrials sector, though business services provider Pitney Bowes Incorporated was the top-performing stock in the sector. In health care, top performers included pharmaceuticals companies Forest Laboratories Incorporated and Actavis plc and biotechnology firm Alexion Pharmaceuticals Incorporated. In the materials sector, top performers included Alcoa Incorporated, The Dow Chemical Company, and LyondellBasell Industries NV.

Please see footnotes on page 19.

Performance highlights (unaudited)	Wells Fargo Advantage Equity Gateway Funds	21

Wells Fargo Advantage Index Fund (continued)

The telecommunication services, financials, and consumer staples sectors were the weakest performers during the period. In telecommunication services, the two largest companies by market capitalization, Verizon Communications Incorporated and AT&T Incorporated, posted only single-digit returns and lagged the overall index. All four industry groups within the financials sector lagged the overall index. The worst-performing stocks in the sector were Leucadia National Corporation, Citigroup Incorporated, and HCP Incorporated; all three stocks posted declines, along with five other sector constituents. Weakness was also broad-based in the consumer staples sector. Avon Products Incorporated, Whole Foods Market Incorporated, and ConAgra Foods Incorporated all declined over the period and were the sector’s worst performers.

Please see footnotes on page 19.

22	Wells Fargo Advantage Equity Gateway Funds	Performance highlights (unaudited)

Wells Fargo Advantage International Value Fund1

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser for the master portfolio

LSV Asset Management

Portfolio managers

Josef Lakonishok

Puneed Mansharamani, CFA

Menno Vermeulen, CFA

Average annual total returns2 (%) as of May 31, 2014

		Including sales charge			Excluding sales charge			Expense ratios[3] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[4]
Class A (WFFAX)	10-31-2003	10.73	8.82	5.07	17.48	10.11	5.70	1.51	1.50
Class B (WFVBX)*	4-8-2005	11.57	8.98	5.12	16.57	9.26	5.12	2.26	2.25
Class C (WFVCX)	4-8-2005	15.64	9.29	4.89	16.64	9.29	4.89	2.26	2.25
Administrator Class (WFVDX)	4-8-2005	–	–	–	17.81	10.37	5.91	1.35	1.25
Institutional Class (WFVIX)	8-31-2006	–	–	–	18.07	10.59	6.07	1.08	1.05
MSCI EAFE Value Index (Net)[5]	–	–	–	–	20.42	10.75	6.90	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to smaller company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 23.

Performance highlights (unaudited)	Wells Fargo Advantage Equity Gateway Funds	23

Wells Fargo Advantage International Value Fund (continued)

Growth of $10,000 investment[6] as of May 31, 2014

1.	The Fund is a gateway feeder fund that invests all of its assets in a single master portfolio of the Wells Fargo Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolio in which it invests.

2.	Historical performance shown for Class B and Class C shares prior to their inception reflects the performance of Class A shares, adjusted to reflect the higher expenses applicable to Class B and C shares. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Class A shares, and includes the higher expenses applicable to Class A shares. If these expenses had not been included, returns would be higher.

3.	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

4.	The Adviser has committed through September 30, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Fees from the underlying master portfolio are included in the cap. Without this cap, the Fund’s returns would have been lower.

5.	The Morgan Stanley Capital International Europe, Australasia, and Far East Value Index (Net) (MSCI EAFE Value Index (Net)) is an unmanaged market capitalization index designed to measure the performance of value securities within developed equity markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

6.	The chart compares the performance of Class A shares for the most recent 10 years with the MSCI EAFE Value Index (Net). The chart assumes a hypothetical $10,000 investment of in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

7.	The Morgan Stanley Capital International (MSCI) Emerging Markets Index is a free float-adjusted market-capitalization-weighted index designed to measure the equity market performance in the global emerging markets. The index is currently composed of 21 emerging markets country indexes. You cannot invest directly in an index.

8.	The Morgan Stanley Capital International (MSCI) Europe Index is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of the developed markets in Europe. You cannot invest directly in an index.

9.	The Morgan Stanley Capital International (MSCI) Pacific Index (Net) is a free float-adjusted market-capitalization-weighted index that is designed to measure equity market performance in the Pacific region. As of June 2006, the MSCI Pacific Index consisted of the following five developed market countries: Australia, Hong Kong, Japan, New Zealand, and Singapore. You cannot invest directly in an index.

10.	The ten largest equity holdings are calculated based on the value of the securities of the master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

11.	The Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Growth Index is an unmanaged market-capitalization-weighted index designed to measure the performance of growth securities within developed equity markets, excluding the United States and Canada. You cannot invest directly in an index.

12.	Sector distribution is subject to change and represents the sector distribution of the master portfolio which is calculated based on total long-term investment of the master portfolio.

24	Wells Fargo Advantage Equity Gateway Funds	Performance highlights (unaudited)

Wells Fargo Advantage International Value Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the MSCI EAFE Value Index (Net), for the 12-month period that ended May 31, 2014.

■	Value stocks led growth stocks in the period, which aided performance given our deep value bias. However, this effect was offset by our exposure to emerging markets, which lagged international developed markets considerably over the past 12 months. In addition, our stock selection detracted in the period.

■	The most significant changes in sector exposures during the period were increases in the Fund’s weight in financials and materials stocks and a decrease in health care and telecommunication services stocks. Even though we increased the weight in financials, the Fund remains underweight in the sector relative to the MSCI EAFE Value Index (Net). The Fund is also underweight in utilities and overweight in industrials, consumer discretionary, and consumer staples stocks relative to the value index.

International developed stock markets continued to post strong results during the period, with the MSCI EAFE Value Index (Net) returning 20.42%. The best-performing sectors in the value benchmark included defensive sectors such as telecommunication services and utilities. Energy stocks also posted strong returns, while materials and consumer staples stocks lagged.

Emerging markets equities lagged, with the MSCI Emerging Markets Index7 (Net) returning just 4.27% over the past 12 months. European stocks (measured by the MSCI Europe Index8) led the way in the period, returning 23.17% as European economic growth turned positive in the third quarter of 2013 after six consecutive quarters of declines. Central bank action remained accommodative as the European Central Bank cut rates in November. Developed Asian stock markets lagged, with the MSCI Pacific Index (Net)9 returning just 8.28%.

Ten largest long-term holdings[10] (%) as of May 31, 2014
Royal Dutch Shell plc Class B	2.22
AstraZeneca plc	2.10
BP plc	1.39
Nippon Telegraph & Telephone Corporation	1.36
Magna International Incorporated Class A	1.31
Daimler AG	1.28
Total SA	1.28
Sanofi-Aventis SA	1.28
Allianz AG	1.18
Volkswagen AG	1.16

The Fund’s returns trailed the MSCI EAFE Value Index (Net) benchmark for the period.

Value stocks continued to perform well over the 12-month period, leading growth stocks by nearly 5% (as judged by the difference between the MSCI EAFE Value Index (Net) and the MSCI EAFE Growth Index11). The strong results for value-oriented stocks helped our performance, given our deep value discipline. While the Fund benefited from strong stock selection in the consumer discretionary and financials sectors, this was not enough to overcome poor stock selection in the energy, industrials, and consumer staples sectors. Our sector selection had little impact on performance in the period. However, our exposure to emerging markets had a negative impact on results because emerging markets continued to lag the developed markets by a wide margin.

Top-contributing stocks included KDDI Corporation and BT Group plc in the telecommunication services sector, Magna International Incorporated and WH Smith plc in the consumer discretionary sector, and Challenger Financial Services Group Limited in the financials sector. We were also aided by our lack of exposure to HSBC Holdings plc and our underweight in Mitsubishi UFJ Financial Group Incorporated; both of these banks underperformed the financials sector and the overall market. Laggards included utilities company Companhia de Saneamento Basico do Estado de Sao Paulo, health care firm Otsuka Holdings Company Limited, financials firm Credit Suisse Group AG, and consumer staples stock Metcash Limited. Our lack of exposure to Nokia Corporation in information technology also detracted from relative results, as the stock more than doubled during the period.

Please see footnotes on page 23.

Performance highlights (unaudited)	Wells Fargo Advantage Equity Gateway Funds	25

Wells Fargo Advantage International Value Fund (continued)

Sector distribution[12] as of May 31, 2014

The most significant change in the Fund’s sector exposures over the past 12 months was in the financials sector.

The most significant changes in sector exposures during the period were an increase in the Fund’s allocation to financials and materials stocks and a decrease in the allocation to health care and telecommunication services stocks. We decreased the exposure to health care over the past several years, while we have more recently reduced the telecommunications services weight because of the strong performance of this group. Although we increased the financials weight, the Fund remains underweight in financials relative to the value benchmark. The Fund is also underweight in utilities.

The Fund is overweight in industrials, consumer discretionary, and consumer staples stocks relative to the MSCI EAFE Value Index (Net). At the end of the reporting period, the Fund’s emerging markets exposure stood at 14% of the portfolio.

We believe that the Fund remains attractive from a valuation standpoint.

While international equities have rallied over the past several years, in our view, the Fund remains attractively positioned from a valuation standpoint. As of the end of the reporting period, the stocks within the Fund were trading at an average price of approximately 11.5 times forecasted earnings per share and less than 6.5 times cash flow per share. We believe that the emerging markets portion of the portfolio was trading at particularly attractive valuations, less than 10 times forecasted earnings per share and 6 times cash flow per share. We continue to concentrate on finding attractively valued companies that are generating strong cash flows and earnings and that we believe should produce strong performance going forward.

Please see footnotes on page 23.

26	Wells Fargo Advantage Equity Gateway Funds	Performance highlights (unaudited)

Wells Fargo Advantage Small Company Growth Fund1

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser for the master portfolio

Peregrine Capital Management, Inc.

Portfolio managers

William A. Grierson, CFA

Daniel J. Hagen, CFA

Robert B. Mersky, CFA

James P. Ross, CFA

Paul E. von Kuster, CFA

Average annual total returns2 (%) as of May 31, 2014

		Including sales charge			Excluding sales charge			Expense ratios[3] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[4]
Class A (WFSAX)	1-30-2004	15.58	21.31	8.11	22.63	22.76	8.76	1.53	1.40
Class B (WFSBX)*	1-30-2004	16.74	21.67	8.19	21.74	21.85	8.19	2.28	2.15
Class C (WSMCX)	1-30-2004	20.75	21.87	8.03	21.75	21.87	8.03	2.28	2.15
Administrator Class (NVSCX)	11-11-1994	–	–	–	22.92	23.08	9.03	1.37	1.20
Institutional Class (WSCGX)	3-31-2008	–	–	–	23.19	23.37	9.19	1.10	0.95
Russell 2000® Growth Index[5]	–	–	–	–	16.71	19.82	8.74	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 27.

Performance highlights (unaudited)	Wells Fargo Advantage Equity Gateway Funds	27

Wells Fargo Advantage Small Company Growth Fund (continued)

Growth of $10,000 investment[6] as of May 31, 2014

1.	The Fund is a gateway feeder fund that invests all of its assets in a single master portfolio of the Wells Fargo Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolio in which it invests.

2.	Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns would be higher.

3.	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

4.	The Adviser has committed through September 30, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Fees from the underlying master portfolio are included in the cap. Without this cap, the Fund’s returns would have been lower.

5.	The Russell 2000® Growth Index measures the performance shown of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

6.	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000 Growth Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

7.	The ten largest equity holdings are calculated based on the value of the securities of the master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

8.	Sector distribution is subject to change and represents the sector distribution of the master portfolio which is calculated based on total long-term investment of the master portfolio.

28	Wells Fargo Advantage Equity Gateway Funds	Performance highlights (unaudited)

Wells Fargo Advantage Small Company Growth Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed the Russell 2000 Growth Index for the 12-month period that ended May 31, 2014, and was driven by broad-based positive stock selection.

■	Strong stock selection in the health care and financials sectors offset relative underperformance in the information technology (IT) sector.

■	During 2013, strong fundamental execution by companies and renewed interest in equities as an asset class drove stock performance following several years of bond inflows. However, investors paused at year-end to evaluate company-specific prospects, which we believe should continue to benefit from a recovering economic backdrop.

The Fund performed strongly for the year.

In a year that was the first in some time without looming threats of fiscally driven sovereign financial crises weighing heavily on the markets, stocks enjoyed broad-based returns. Incremental glimpses of economic optimism in employment data with persistently low interest rates yielded a recovery in housing activity. This helped drive strength in consumer-related stocks through the holiday season and into the new year.

A shortened holiday selling season coupled with the first brutal winter in several years led to a disappointing first-quarter reporting calendar and tempered company outlooks for 2014. With more cautious guidance as well as a new politically polarizing situation between Russia and Ukraine, investor risk aversion grew during the first and second quarters of 2014.

Biotechnology enjoyed one of the strongest years on record, contributing meaningfully to benchmark returns. Investor optimism abounded for a variety of reasons, including the maturation of near-decade-long research and development cycles and evidence of a greater approval cadence at the FDA. Although Fund performance benefited from this broad-based strength, results were largely driven by long-held stocks within the portfolio.

Ten largest long-term holdings[7] (%) as of May 31, 2014
Hanesbrands Incorporated	1.60
SS&C Technologies Holdings	1.38
On Assignment Incorporated	1.32
Evercore Partners Incorporated Class A	1.28
LifePoint Hospitals Incorporated	1.27
Wabash National Corporation	1.24
Hub Group Incorporated Class A	1.19
Argo Group International Holdings Limited	1.12
ICON plc ADR	1.08
LPL Financial Holdings Incorporated	1.07

Stock selection continued to drive fund positioning.

We seek to build a portfolio of top-quality small-cap growth stocks capable of delivering strong earnings gains in a variety of economic environments based on company-specific growth drivers.

InterMune Incorporated, a biotechnology company focused on the development and commercialization of therapies to treat pulmonological diseases, was the top contributor to performance for the period. The company’s main product, Esbriet, which is used in the treatment of idiopathic pulmonary fibrosis, has been marketed in Europe since 2011. Increased utilization in Europe driven by changing doctor sentiment, coupled with U.S. clinical and regulatory progress, drove the stock to quadruple during the year. Hanesbrands Incorporated, a manufacturer of everyday basic apparel for men, women, and children, also contributed significantly to Fund performance. Consistent with its proven strategy, the company acquired Maidenform Brands in July 2013. Using its strong innovation capabilities and broad retail presence, Hanesbrands enjoyed a year marked by positive margin trends and sales results that propelled the stock to all-time highs.

Detractors from performance during the period included ARIAD Pharmaceuticals (which we no longer hold), an oncology-focused pharmaceutical company. Following the successful approval and launch of its lead drug, significant safety concerns were found that led to the company’s strong decline. Consumer hardline and furniture retailer Conn’s Incorporated also held back results due to concerns regarding the company’s consumer credit pool.

Please see footnotes on page 27.

Performance highlights (unaudited)	Wells Fargo Advantage Equity Gateway Funds	29

Wells Fargo Advantage Small Company Growth Fund (continued)

Sector distribution[8] as of May 31, 2014

At the end of the period, the Fund’s most notable overweight sector allocations (relative to the benchmark) included financials, energy, and IT; consumer staples and health care were the largest underweights. Note that portfolio positioning within sectors is a result of our bottom-up process, which is focused on identifying companies we feel have above-average earnings growth potential and attractive valuations.

We focus on consistent implementation of our disciplined process.

Our team has employed the same bottom-up style for more than 30 years. We believe the combination of our disciplined investment process and experienced team has been the key to the success of this investment style over time. Looking ahead, we are focused on identifying what we believe are great growth companies with underappreciated opportunities relative to their valuations. These stocks, when evaluated using our disciplined approach, often are ultimately rewarded by the marketplace—leading to outperformance and adding value to the Fund.

Please see footnotes on page 27.

30	Wells Fargo Advantage Equity Gateway Funds	Performance highlights (unaudited)

Wells Fargo Advantage Small Company Value Fund1

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser for the master portfolio

Peregrine Capital Management, Inc.

Portfolio managers

Jason R. Ballsrud,CFA

Tasso H. Coin, Jr., CFA

Douglas G. Pugh, CFA

Average annual total returns2 (%) as of May 31, 2014

		Including sales charge			Excluding sales charge			Expense ratios[3] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[4]
Class A (SCVAX)	1-31-2002	10.67	18.81	7.54	17.43	20.22	8.18	1.56	1.40
Class B (SCVBX)*	1-31-2002	11.77	19.25	7.63	16.77	19.44	7.63	2.31	2.15
Class C (SCVFX)	8-30-2002	15.52	19.40	7.40	16.52	19.40	7.40	2.31	2.15
Administrator Class (SCVIX)	1-31-2002	–	–	–	17.62	20.57	8.47	1.40	1.20
Institutional Class (SCVNX)	7-30-2010	–	–	–	17.88	20.76	8.55	1.13	1.00
Russell 2000® Value Index[5]	–	–	–	–	16.87	18.77	8.30	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 31.

Performance highlights (unaudited)	Wells Fargo Advantage Equity Gateway Funds	31

Wells Fargo Advantage Small Company Value Fund (continued)

Growth of $10,000 investment[6] as of May 31, 2014

1.	The Fund is a gateway feeder fund that invests all of its assets in a single master portfolio of the Wells Fargo Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolio in which it invests.

2.	Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns would be higher.

3.	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

4.	The Adviser has committed through September 30, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Fees from the underlying master portfolio are included in the cap. Without this cap, the Fund’s returns would have been lower.

5.	The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to- book ratios and lower forecasted growth values. You cannot invest directly in an index.

6.	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000 Value Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

7.	The ten largest equity holdings are calculated based on the value of the securities of the master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

8.	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

9.	Sector distribution is subject to change and represents the sector distribution of the master portfolio which is calculated based on total long-term investment of the master portfolio.

32	Wells Fargo Advantage Equity Gateway Funds	Performance highlights (unaudited)

Wells Fargo Advantage Small Company Value Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund’s Class A shares (excluding sales charges) outperformed its benchmark, the Russell 2000 Value Index, for the 12-month period that ended May 31, 2014.

■	The Fund was able to generate competitive returns in the continued strong market environment due to favorable stock selection. Relative performance was especially strong in the financials and energy sectors.

■	The Fund’s main detractor by sector was its exposure to the industrials sector. The Fund’s industrials positions lagged those of the benchmark primarily because the Fund did not own positions in the stocks with higher-valuation multiples (such as price-to-earnings). Such stocks tended to outperform in the sector over the reporting period.

Ten largest long-term holdings[7] (%) as of May 31, 2014
Asbury Automotive Group Incorporated	1.64
Health Net Incorporated	1.60
ARRIS Group Incorporated	1.58
Sanchez Energy Corporation	1.55
Western Alliance Bancorp	1.48
G-III Apparel Group Limited	1.45
BancorpSouth Incorporated	1.45
CNO Financial Group Incorporated	1.40
Kulicke & Soffa Industries Incorporated	1.39
Tutor Perini Corporation	1.38

Solid stock selection allowed the Fund to outperform over the reporting period.

Looking at the overall market, large-cap growth stocks (measured by the Russell 1000 Growth Index8) outperformed as investors sought to add equity exposure in higher-quality names. Despite the market’s bias toward larger growth stocks, the Russell 2000 Value Index still delivered a double-digit return in a resilient stock market. The market tended to shake off several rounds of geopolitical risks along with the fact that the Federal Reserve (Fed) announced that it would begin gradually tapering its bond-buying program. Solid corporate earnings combined with modest economic growth helped push stocks to new all-time highs over the course of the 12-month period.

Strong stock selection was the key to the portfolio’s outperformance over the past year, with favorable stock selection in the financials sector a key driver. Financials represent one-third of the portfolio and have lagged the market through most of the economic recovery. We believe that financial companies such as banks and insurance companies are finally getting credit for all the heavy lifting they have done over the past years to improve their balance sheets. The Fund also benefited from favorable stock selection in the energy and materials sectors.

Portfolio turnover was primarily driven by profit-taking and exiting positions that have reached full valuation in our opinion.

Changes to the Fund’s portfolio over the 12-month period were consistent with our strict value-oriented investment process. Following our sell discipline, we sold stocks that had reached our estimates of fair value relative to their peer groups.

During the period, we added 38 new positions from different sectors. The number of Fund holdings continued to range between 90 and 110 at any given time, with all of our holdings possessing strong value characteristics.

Please see footnotes on page 31.

Performance highlights (unaudited)	Wells Fargo Advantage Equity Gateway Funds	33

Wells Fargo Advantage Small Company Value Fund (continued)

Sector distribution[9] as of May 31, 2014

We remain confident in our deep-value investment philosophy and believe the Fund is well positioned to potentially benefit from a market environment in which stock selection drives performance.

Market valuations have moved higher and now rest at the higher end of their normal range. If the economic recovery is able to maintain its own strength without the support of the Fed, we would expect stocks to move much higher. However, if the economy softens, we could see stocks move sideways or lower from these levels. With that in mind, we have been vigilant in taking profits in those positions that we believe have reached full valuation and moving into positions with similar quality characteristics but less cyclical exposure and stronger balance sheets. It is our belief that this tactical approach should give the Fund a solid chance of achieving above-benchmark performance over the long term.

Please see footnotes on page 31.

34	Wells Fargo Advantage Equity Gateway Funds	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2013 to May 31, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Wells Fargo Advantage C&B Large Cap Value Fund	Beginning account value 12-1-2013	Ending account value 5-31-2014	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,053.12	$5.89	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	$5.79	1.15%
Class B
Actual	$1,000.00	$1,049.27	$9.71	1.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.46	$9.55	1.90%
Class C
Actual	$1,000.00	$1,049.62	$9.71	1.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.46	$9.55	1.90%
Administrator Class
Actual	$1,000.00	$1,054.33	$4.87	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.19	$4.78	0.95%
Institutional Class
Actual	$1,000.00	$1,056.16	$3.59	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.44	$3.53	0.70%
Investor Class
Actual	$1,000.00	$1,053.40	$6.14	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.04	1.20%

Please see footnote on page 36.

Fund expenses (unaudited)	Wells Fargo Advantage Equity Gateway Funds	35

Wells Fargo Advantage Diversified Equity Fund	Beginning account value 12-1-2013	Ending account value 5-31-2014	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,043.59	$6.37	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$6.29	1.25%
Class B
Actual	$1,000.00	$1,039.59	$10.17	2.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.96	$10.05	2.00%
Class C
Actual	$1,000.00	$1,039.83	$10.17	2.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.96	$10.05	2.00%
Administrator Class
Actual	$1,000.00	$1,045.19	$5.10	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	$5.04	1.00%
Wells Fargo Advantage Emerging Growth Fund
Class A
Actual	$1,000.00	$877.73	$6.41	1.37%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$6.89	1.37%
Class C
Actual	$1,000.00	$874.34	$9.91	2.12%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.36	$10.65	2.12%
Administrator Class
Actual	$1,000.00	$878.28	$5.62	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.04	1.20%
Institutional Class
Actual	$1,000.00	$879.27	$4.22	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.44	$4.53	0.90%
Investor Class
Actual	$1,000.00	$877.15	$6.69	1.43%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.19	1.43%
Wells Fargo Advantage Index Fund
Class A
Actual	$1,000.00	$1,073.24	$2.89	0.56%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.14	$2.82	0.56%
Class B
Actual	$1,000.00	$1,069.09	$6.76	1.31%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.59	1.31%
Class C
Actual	$1,000.00	$1,069.17	$6.76	1.31%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.59	1.31%
Administrator Class
Actual	$1,000.00	$1,074.73	$1.29	0.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.68	$1.26	0.25%
Investor Class
Actual	$1,000.00	$1,073.72	$2.33	0.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.69	$2.27	0.45%

Please see footnote on page 36.

36	Wells Fargo Advantage Equity Gateway Funds	Fund expenses (unaudited)

Wells Fargo Advantage International Value Fund	Beginning account value 12-1-2013	Ending account value 5-31-2014	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,045.32	$7.65	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$7.54	1.50%
Class B
Actual	$1,000.00	$1,041.62	$11.40	2.24%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.76	$11.25	2.24%
Class C
Actual	$1,000.00	$1,042.25	$11.46	2.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.71	$11.30	2.25%
Administrator Class
Actual	$1,000.00	$1,046.75	$6.38	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$6.29	1.25%
Institutional Class
Actual	$1,000.00	$1,047.86	$5.36	1.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.70	$5.29	1.05%
Wells Fargo Advantage Small Company Growth Fund
Class A
Actual	$1,000.00	$1,020.62	$7.05	1.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$7.04	1.40%
Class B
Actual	$1,000.00	$1,016.63	$10.76	2.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.26	$10.75	2.14%
Class C
Actual	$1,000.00	$1,016.72	$10.81	2.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.21	$10.80	2.15%
Administrator Class
Actual	$1,000.00	$1,021.77	$6.05	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.04	1.20%
Institutional Class
Actual	$1,000.00	$1,022.77	$4.79	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.19	$4.78	0.95%
Wells Fargo Advantage Small Company Value Fund
Class A
Actual	$1,000.00	$1,018.77	$7.05	1.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$7.04	1.40%
Class B
Actual	$1,000.00	$1,017.15	$8.60	1.71%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.40	$8.60	1.71%
Class C
Actual	$1,000.00	$1,015.00	$10.80	2.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.21	$10.80	2.15%
Administrator Class
Actual	$1,000.00	$1,019.91	$6.04	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.04	1.20%
Institutional Class
Actual	$1,000.00	$1,020.84	$5.04	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	$5.04	1.00%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—May 31, 2014	Wells Fargo Advantage Equity Gateway Funds	37

C&B LARGE CAP VALUE FUND

Security name	Value

Investment Companies: 100.03%

Affiliated Master Portfolios: 100.03%
Wells Fargo Advantage C&B Large Cap Value Portfolio	$268,868,761

Total Investment Companies (Cost $183,637,744)	268,868,761

Total investments in securities
(Cost $183,637,744) *	100.03%	268,868,761
Other assets and liabilities, net	(0.03)	(76,245)

Total net assets	100.00%	$268,792,516

*	Cost for federal income tax purposes is $190,630,861 and unrealized gains (losses) consists of:
	Gross unrealized gains	$78,237,900
	Gross unrealized losses	0

	Net unrealized gains	$78,237,900

DIVERSIFIED EQUITY FUND

Security name	Value

Investment Companies: 110.04%

Affiliated Master Portfolios: 110.04%
Wells Fargo Advantage C&B Large Cap Value Portfolio	$28,872,180
Wells Fargo Advantage Diversified Large Cap Growth Portfolio	85,993,520
Wells Fargo Advantage Emerging Growth Portfolio	7,629,323
Wells Fargo Advantage Index Portfolio	86,821,202
Wells Fargo Advantage International Growth Portfolio	25,967,576
Wells Fargo Advantage International Value Portfolio	25,794,057
Wells Fargo Advantage Large Company Value Portfolio	57,669,536
Wells Fargo Advantage Small Company Growth Portfolio	8,384,321
Wells Fargo Advantage Small Company Value Portfolio	17,137,269

Total Investment Companies (Cost $268,220,359)	344,268,984

Total investments in securities
(Cost $268,220,359) *	110.04%	344,268,984
Other assets and liabilities, net	(10.04)	(31,401,460)

Total net assets	100.00%	$312,867,524

*	Cost for federal income tax purposes is $275,739,563 and unrealized gains (losses) consists of:
	Gross unrealized gains	$68,529,421
	Gross unrealized losses	0

	Net unrealized gains	$68,529,421

The accompanying notes are an integral part of these financial statements.

38	Wells Fargo Advantage Equity Gateway Funds	Portfolio of investments—May 31, 2014

EMERGING GROWTH FUND

Security name	Value

Investment Companies: 100.12%

Affiliated Master Portfolios: 100.12%
Wells Fargo Advantage Emerging Growth Portfolio	$1,016,845,189

Total Investment Companies (Cost $810,636,189)	1,016,845,189

Total investments in securities (Cost $810,636,189) *	100.12%	1,016,845,189
Other assets and liabilities, net	(0.12)	(1,168,970)

Total net assets	100.00%	$1,015,676,219

*	Cost for federal income tax purposes is $810,559,327 and unrealized gains (losses) consists of:
	Gross unrealized gains	$206,285,862
	Gross unrealized losses	0

	Net unrealized gains	$206,285,862

INDEX FUND

Security name	Value

Investment Companies: 100.10%

Affiliated Master Portfolios: 100.10%
Wells Fargo Advantage Index Portfolio	$2,692,627,915

Total Investment Companies (Cost $1,272,022,781)	2,692,627,915

Total investments in securities (Cost $1,272,022,781) *	100.10%	2,692,627,915
Other assets and liabilities, net	(0.10)	(2,652,821)

Total net assets	100.00%	$2,689,975,094

*	Cost for federal income tax purposes is $1,336,010,516 and unrealized gains (losses) consists of:
	Gross unrealized gains	$1,356,617,399
	Gross unrealized losses	0

	Net unrealized gains	$1,356,617,399

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2014	Wells Fargo Advantage Equity Gateway Funds	39

INTERNATIONAL VALUE FUND

Security name	Value

Investment Companies: 99.96%

Affiliated Master Portfolios: 99.96%
Wells Fargo Advantage International Value Portfolio	$469,256,831

Total Investment Companies (Cost $428,840,244)	469,256,831

Total investments in securities (Cost $428,840,244) *	99.96%	469,256,831
Other assets and liabilities, net	0.04	187,376

Total net assets	100.00%	$469,444,207

*	Cost for federal income tax purposes is $429,311,620 and unrealized gains (losses) consists of:
	Gross unrealized gains	$39,945,211
	Gross unrealized losses	0

	Net unrealized gains	$39,945,211

SMALL COMPANY GROWTH FUND

Security name	Value

Investment Companies: 99.95%

Affiliated Master Portfolios: 99.95%
Wells Fargo Advantage Small Company Growth Portfolio	$341,877,595

Total Investment Companies (Cost $327,513,592)	341,877,595

Total investments in securities (Cost $327,513,592) *	99.95%	341,877,595
Other assets and liabilities, net	0.05	169,869

Total net assets	100.00%	$342,047,464

*	Cost for federal income tax purposes is $327,100,216 and unrealized gains (losses) consists of:
	Gross unrealized gains	$14,777,379
	Gross unrealized losses	0

	Net unrealized gains	$14,777,379

The accompanying notes are an integral part of these financial statements.

40	Wells Fargo Advantage Equity Gateway Funds	Portfolio of investments—May 31, 2014

SMALL COMPANY VALUE FUND

Security name	Value

Investment Companies: 100.65%

Affiliated Master Portfolios: 100.65%
Wells Fargo Advantage Small Company Value Portfolio	$109,802,721

Total Investment Companies (Cost $87,460,834)	109,802,721

Total investments in securities (Cost $87,460,834) *	100.65%	109,802,721
Other assets and liabilities, net	(0.65)	(711,288)

Total net assets	100.00%	$109,091,433

*	Cost for federal income tax purposes is $92,673,929 and unrealized gains (losses) consists of:
	Gross unrealized gains	$17,128,792
	Gross unrealized losses	0

	Net unrealized gains	$17,128,792

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

42	Wells Fargo Advantage Equity Gateway Funds	Statements of assets and liabilities—May 31, 2014

	C&B Large Cap Value Fund	Diversified Equity Fund

Assets
Investments in affiliated Master Portfolio(s), at value (see cost below)	$268,868,761	$344,268,984
Receivable for Fund shares sold	140,596	151,720
Receivable from adviser	0	481
Prepaid expenses and other assets	29,616	9,561

Total assets	269,038,973	344,430,746

Liabilities
Payable for Fund shares redeemed	144,753	31,376,139
Distribution fees payable	5,071	3,376
Administration fees payable	9,991	56,728
Shareholder report expenses payable	28,606	29,159
Shareholder servicing fees payable	35,342	74,378
Professional fees payable	17,113	16,245
Accrued expenses and other liabilities	5,581	7,197

Total liabilities	246,457	31,563,222

Total net assets	$268,792,516	$312,867,524

NET ASSETS CONSIST OF
Paid-in capital	$227,729,075	$227,429,097
Undistributed (accumulated) net investment income (loss)	1,143,948	371,872
Accumulated net realized gains (losses) on investments	(45,311,524)	9,017,930
Net unrealized gains on investments	85,231,017	76,048,625

Total net assets	$268,792,516	$312,867,524

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$29,536,949	$82,185,540
Shares outstanding – Class A	2,462,772	2,507,394
Net asset value per share – Class A	$11.99	$32.78
Maximum offering price per share – Class A2	$12.72	$34.78
Net assets – Class B	$468,878	$805,782
Shares outstanding – Class B	38,627	26,682
Net asset value per share – Class B	$12.14	$30.20
Net assets – Class C	$7,262,376	$4,291,904
Shares outstanding – Class C	607,693	138,966
Net asset value per share – Class C	$11.95	$30.88
Net assets – Administrator Class	$53,884,289	$225,584,298
Shares outstanding – Administrator Class	4,490,858	6,868,299
Net asset value per share – Administrator Class	$12.00	$32.84
Net assets – Institutional Class	$104,758,130	N/A
Shares outstanding – Institutional Class	8,704,517	N/A
Net asset value per share – Institutional Class	$12.03	N/A
Net assets – Investor Class	$72,881,894	N/A
Shares outstanding – Investor Class	6,072,983	N/A
Net asset value per share – Investor Class	$12.00	N/A

Investments in affiliated Master Portfolio(s), at cost	$183,637,744	$268,220,359

1.	Each Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statements of assets and liabilities—May 31, 2014	Wells Fargo Advantage Equity Gateway Funds	43

Emerging Growth Fund	Index Fund	International Value Fund	Small Company Growth Fund	Small Company Value Fund

$1,016,845,189	$2,692,627,915	$469,256,831	$341,877,595	$109,802,721
829,523	2,628,746	1,098,035	627,311	70,132
0	0	0	0	0
24,902	27,536	17,158	14,748	26,387

1,017,699,614	2,695,284,197	470,372,024	342,519,654	109,899,240

1,741,529	4,665,330	759,545	369,313	733,283
3,162	52,782	630	4,292	1,445
105,973	168,192	28,169	29,236	6,021
67,468	50,686	18,916	16,085	27,633
75,869	323,842	97,229	32,986	21,281
17,118	15,125	17,110	15,322	14,780
12,276	33,146	6,218	4,956	3,364

2,023,395	5,309,103	927,817	472,190	807,807

$1,015,676,219	$2,689,975,094	$469,444,207	$342,047,464	$109,091,433

$778,901,025	$1,329,339,546	$469,012,977	$315,015,791	$180,853,235
0	18,010,072	9,124,558	103,979	(29)
30,566,194	(77,979,658)	(49,109,915)	12,563,691	(94,103,660)
206,209,000	1,420,605,134	40,416,587	14,364,003	22,341,887

$1,015,676,219	$2,689,975,094	$469,444,207	$342,047,464	$109,091,433

$130,403,162	$432,448,042	$6,725,126	$30,363,651	$26,516,875
8,926,780	6,959,791	435,226	769,881	1,320,467
$14.61	$62.14	$15.45	$39.44	$20.08
$15.50	$65.93	$16.39	$41.85	$21.31
N/A	$3,411,945	$24,994	$101,373	$58,275
N/A	54,165	1,610	2,825	3,171
N/A	$62.99	$15.52	$35.88	$18.38
$4,816,462	$78,117,775	$919,628	$6,545,997	$2,191,649
347,033	1,252,582	60,680	180,239	119,943
$13.88	$62.37	$15.16	$36.32	$18.27
$190,125,677	$1,984,844,813	$459,415,311	$118,455,536	$68,357,621
12,822,586	31,725,976	29,933,906	2,915,058	3,335,940
$14.83	$62.56	$15.35	$40.64	$20.49
$650,650,029	N/A	$2,359,148	$186,580,907	$11,967,013
43,063,686	N/A	153,410	4,534,851	581,770
$15.11	N/A	$15.38	$41.14	$20.57
$39,680,889	$191,152,519	N/A	N/A	N/A
2,731,620	3,067,156	N/A	N/A	N/A
$14.53	$62.32	N/A	N/A	N/A

$810,636,189	$1,272,022,781	$428,840,244	$327,513,592	$87,460,834

The accompanying notes are an integral part of these financial statements.

44	Wells Fargo Advantage Equity Gateway Funds	Statements of operations—year ended May 31, 2014

	C&B Large Cap Value Fund	Diversified Equity Fund

Investment income
Dividends allocated from affiliated Master Portfolio(s)*	$5,797,761	$6,072,290
Securities lending income allocated from affiliated Master Portfolio(s)	8,497	104,589
Interest allocated from affiliated Master Portfolio(s)	0	5,761
Expenses allocated from affiliated Master Portfolio(s)	(1,944,779)	(2,183,916)
Waivers allocated from affiliated Master Portfolio(s)	0	85,293

Total investment income	3,861,479	4,084,017

Expenses
Advisory fee	N/A	900,470
Administration fees
Fund level	143,130	180,094
Class A	70,841	207,709
Class B	1,972	3,619
Class C	17,137	10,507
Administrator Class	56,905	274,867
Institutional Class	97,606	N/A
Investor Class	232,805	N/A
Shareholder servicing fees
Class A	68,116	199,720
Class B	1,896	3,479
Class C	16,478	10,102
Administrator Class	138,308	685,691
Investor Class	181,678	N/A
Distribution fees
Class B	5,689	10,439
Class C	49,433	30,308
Custody and accounting fees	12,653	15,462
Professional fees	29,712	29,054
Registration fees	58,102	37,488
Shareholder report expenses	65,374	45,482
Trustees’ fees and expenses	12,057	10,116
Other fees and expenses	16,660	12,481

Total expenses	1,276,552	2,667,088
Less: Fee waivers and/or expense reimbursements	(500,685)	(909,784)

Net expenses	775,867	1,757,304

Net investment income (loss)	3,085,612	2,326,713

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on securities transaction allocated from Master Portfolio(s)	35,351,897	27,396,245
Net change in unrealized gains (losses) on securities transactions allocated from Master Portfolio(s)	7,968,120	34,417,583

Net realized and unrealized gains (losses) on investments	43,320,017	61,813,828

Net increase in net assets resulting from operations	$46,405,629	$64,140,541

* Net of foreign dividend withholding taxes allocated from affiliated Master Portfolio(s) in the amount of	$37,717	$144,695

The accompanying notes are an integral part of these financial statements.

Statements of operations—year ended May 31, 2014	Wells Fargo Advantage Equity Gateway Funds	45

Emerging Growth Fund	Index Fund	International Value Fund	Small Company Growth Fund	Small Company Value Fund

$1,185,861	$54,097,188	$16,363,828	$850,973	$1,725,026
681,914	58,582	549,497	283,297	103,325
0	25,852	1,458	0	0
(8,582,359)	(2,469,182)	(3,835,065)	(2,057,095)	(886,739)
0	0	0	0	0

(6,714,584)	51,712,440	13,079,718	(922,825)	941,612

N/A	N/A	N/A	N/A	N/A

538,888	1,297,660	211,165	123,544	52,354
375,154	1,096,481	16,370	53,258	66,503
N/A	11,129	144	422	328
14,230	194,063	2,075	12,401	5,352
220,218	1,926,069	412,990	105,798	66,663
531,034	N/A	1,752	92,699	8,225
140,808	539,541	N/A	N/A	N/A

360,725	1,054,309	15,741	51,210	63,945
N/A	10,701	138	406	115
13,683	186,599	1,995	11,923	5,146
524,805	1,922,982	996,222	262,965	161,322
110,006	417,414	N/A	N/A	N/A

N/A	32,102	414	1,217	945
41,048	559,796	5,985	35,771	15,439
42,229	99,141	15,837	9,488	5,504
32,476	33,492	29,582	28,154	30,797
90,561	93,683	67,682	41,912	63,789
190,425	141,418	45,063	32,249	36,555
12,137	14,120	12,540	15,127	11,636
33,518	64,661	15,427	7,976	10,181

3,271,945	9,695,361	1,851,122	886,520	604,799
(515,846)	(3,195,148)	(387,174)	(178,091)	(179,675)

2,756,099	6,500,213	1,463,948	708,429	425,124

(9,470,683)	45,212,227	11,615,770	(1,631,254)	516,488

114,899,461	10,096,457	7,858,906	23,430,072	11,117,270
1,297,278	422,527,154	49,298,877	20,251,053	4,928,346

116,196,739	432,623,611	57,157,783	43,681,125	16,045,616

$106,726,056	$477,835,838	$68,773,553	$42,049,871	$16,562,104

$0	$7,455	$1,709,267	$6,214	$0

The accompanying notes are an integral part of these financial statements.

46	Wells Fargo Advantage Equity Gateway Funds	Statements of changes in net assets

	C&B Large Cap Value Fund
	Year ended May 31, 2014		Year ended May 31, 2013

Operations
Net investment income		$3,085,612		$4,133,617
Net realized gains on investments		35,351,897		21,701,070
Net change in unrealized gains (losses) on investments		7,968,120		46,268,197

Net increase in net assets resulting from operations		46,405,629		72,102,884

Distributions to shareholders from
Net investment income
Class A		(262,151)		(309,062)
Class C		(14,618)		(37,733)
Administrator Class		(590,027)		(1,427,995)
Institutional Class		(1,663,247)		(1,883,492)
Investor Class		(662,095)		(824,601)

Total distributions to shareholders		(3,192,138)		(4,482,883)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	539,769	5,918,250	291,674	2,637,491
Class B	27,597	307,204	2,312	22,667
Class C	120,833	1,338,476	27,383	252,547
Administrator Class	1,141,117	12,475,754	1,105,606	9,867,121
Institutional Class	1,511,868	16,424,182	3,790,042	34,607,927
Investor Class	1,286,940	14,007,996	469,858	4,381,044

		50,471,862		51,768,797

Reinvestment of distributions
Class A	19,896	226,619	35,129	304,920
Class C	1,206	13,739	4,280	37,152
Administrator Class	49,911	567,989	161,899	1,403,666
Institutional Class	53,948	615,550	50,013	434,613
Investor Class	56,227	640,989	92,192	801,146

		2,064,886		2,981,497

Payment for shares redeemed
Class A	(380,906)	(4,228,956)	(670,989)	(6,052,714)
Class B	(100,896)	(1,115,949)	(186,755)	(1,648,260)
Class C	(79,887)	(901,364)	(147,478)	(1,340,767)
Administrator Class	(3,555,863)	(38,222,271)	(4,494,794)	(41,391,366)
Institutional Class	(5,422,972)	(60,984,643)	(3,123,096)	(28,416,440)
Investor Class	(1,692,398)	(19,118,521)	(2,005,819)	(17,887,686)

		(124,571,704)		(96,737,233)

Net decrease in net assets resulting from capital share transactions		(72,034,956)		(41,986,939)

Total increase (decrease) in net assets		(28,821,465)		25,633,062

Net assets
Beginning of period		297,613,981		271,980,919

End of period		$268,792,516		$297,613,981

Undistributed net investment income		$1,143,948		$1,250,474

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage Equity Gateway Funds	47

	Diversified Equity Fund
	Year ended May 31, 2014		Year ended May 31, 2013

Operations
Net investment income		$2,326,713		$3,846,204
Net realized gains on investments		27,396,245		38,777,269
Net change in unrealized gains (losses) on investments		34,417,583		45,510,158

Net increase in net assets resulting from operations		64,140,541		88,133,631

Distributions to shareholders from
Net investment income
Class A		(440,132)		(629,304)
Class C		(1,965)		(5,554)
Administrator Class		(2,165,310)		(3,351,609)
Net realized gains
Class A		(7,873,191)		(3,927,968)
Class B		(140,781)		(139,177)
Class C		(467,437)		(152,475)
Administrator Class		(27,105,195)		(15,928,177)

Total distributions to shareholders		(38,194,011)		(24,134,264)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	82,239	2,633,182	81,715	2,335,295
Class B	594	17,175	3,935	110,645
Class C	63,161	1,932,663	8,570	234,020
Administrator Class	712,239	22,940,594	988,350	27,984,640

		27,523,614		30,664,600

Reinvestment of distributions
Class A	266,289	8,270,615	168,023	4,528,687
Class B	4,929	140,741	5,575	139,160
Class C	15,582	455,178	6,091	155,536
Administrator Class	927,563	28,904,030	705,389	19,060,534

		37,770,564		23,883,917

Payment for shares redeemed
Class A	(308,926)	(9,931,146)	(686,991)	(19,541,360)
Class B	(49,913)	(1,478,236)	(58,405)	(1,536,261)
Class C	(31,320)	(936,132)	(23,579)	(656,254)
Administrator Class	(4,218,625)	(136,373,544)	(3,499,737)	(101,535,999)

		(148,719,058)		(123,269,874)

Net decrease in net assets resulting from capital share transactions		(83,424,880)		(68,721,357)

Total decrease in net assets		(57,478,350)		(4,721,990)

Net assets
Beginning of period		370,345,874		375,067,864

End of period		$312,867,524		$370,345,874

Undistributed net investment income		$371,872		$809,131

The accompanying notes are an integral part of these financial statements.

48	Wells Fargo Advantage Equity Gateway Funds	Statements of changes in net assets

	Emerging Growth Fund
	Year ended May 31, 2014		Year ended May 31, 2013

Operations
Net investment loss		$(9,470,683)		$(6,480,293)
Net realized gains on investments		114,899,461		7,867,171
Net change in unrealized gains (losses) on investments		1,297,278		164,230,293

Net increase in net assets resulting from operations		106,726,056		165,617,171

Distributions to shareholders from
Net realized gains
Class A		(10,269,921)		(6,258,070)
Class C		(411,599)		(253,161)
Administrator Class		(15,150,119)		(9,461,964)
Institutional Class		(45,309,414)		(26,267,527)
Investor Class		(3,128,448)		(1,868,319)

Total distributions to shareholders		(74,269,501)		(44,109,041)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,215,007	19,971,182	789,069	10,141,118
Class C	23,255	375,134	11,685	144,196
Administrator Class	3,399,985	55,969,854	3,186,127	41,409,579
Institutional Class	11,734,781	194,573,267	8,997,601	118,146,813
Investor Class	213,599	3,417,746	157,979	2,045,724

		274,307,183		171,887,430

Reinvestment of distributions
Class A	632,730	10,066,729	519,089	6,099,290
Class C	24,564	372,642	19,371	219,472
Administrator Class	692,543	11,177,638	601,763	7,154,974
Institutional Class	2,659,177	43,663,690	2,093,490	25,226,558
Investor Class	190,725	3,019,173	154,248	1,804,703

		68,299,872		40,504,997

Payment for shares redeemed
Class A	(1,788,965)	(28,888,800)	(2,497,741)	(32,288,795)
Class C	(60,896)	(933,953)	(94,896)	(1,167,202)
Administrator Class	(5,288,525)	(86,388,323)	(4,554,854)	(59,197,036)
Institutional Class	(11,284,697)	(184,012,808)	(12,620,896)	(166,587,989)
Investor Class	(366,218)	(5,904,037)	(581,498)	(7,469,569)

		(306,127,921)		(266,710,591)

Net increase (decrease) in net assets resulting from capital share transactions		36,479,134		(54,318,164)

Total increase in net assets		68,935,689		67,189,966

Net assets
Beginning of period		946,740,530		879,550,564

End of period		$1,015,676,219		$946,740,530

Accumulated net investment loss		$0		$(3,234,223)

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage Equity Gateway Funds	49

	Index Fund
	Year ended May 31, 2014		Year ended May 31, 2013

Operations
Net investment income		$45,212,227		$46,222,520
Net realized gains on investments		10,096,457		79,008,299
Net change in unrealized gains (losses) on investments		422,527,154		438,217,865

Net increase in net assets resulting from operations		477,835,838		563,448,684

Distributions to shareholders from
Net investment income
Class A		(6,235,208)		(6,284,365)
Class B		(16,846)		(36,909)
Class C		(571,085)		(595,173)
Administrator Class		(34,265,268)		(36,647,876)
Investor Class		(2,683,486)		(2,381,555)
Net realized gains
Class A		(10,825,854)		(7,020,039)
Class B		(106,025)		(128,054)
Class C		(1,912,197)		(1,252,243)
Administrator Class		(49,270,181)		(34,676,378)
Investor Class		(4,280,430)		(2,490,608)

Total distributions to shareholders		(110,166,580)		(91,513,200)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	339,026	19,453,975	470,958	23,153,090
Class B	658	37,922	2,282	113,844
Class C	63,483	3,642,434	39,777	1,970,230
Administrator Class	5,517,119	320,679,308	6,677,445	330,495,644
Investor Class	642,862	37,499,496	482,667	23,784,938

		381,313,135		379,517,746

Reinvestment of distributions
Class A	287,123	16,660,487	275,383	13,007,883
Class B	1,950	114,023	3,197	152,083
Class C	25,553	1,485,257	23,012	1,090,765
Administrator Class	1,385,299	80,961,179	1,430,770	67,984,649
Investor Class	117,761	6,855,338	101,258	4,796,474

		106,076,284		87,031,854

Payment for shares redeemed
Class A	(1,213,639)	(70,493,693)	(1,049,374)	(51,117,695)
Class B	(48,381)	(2,792,462)	(104,714)	(5,096,345)
Class C	(133,347)	(7,774,402)	(234,919)	(11,352,488)
Administrator Class	(8,899,266)	(522,844,104)	(12,182,766)	(604,079,226)
Investor Class	(456,474)	(26,647,819)	(501,758)	(24,783,891)

		(630,552,480)		(696,429,645)

Net decrease in net assets resulting from capital share transactions		(143,163,061)		(229,880,045)

Total increase in net assets		224,506,197		242,055,439

Net assets
Beginning of period		2,465,468,897		2,223,413,458

End of period		$2,689,975,094		$2,465,468,897

Undistributed net investment income		$18,010,072		$17,442,284

The accompanying notes are an integral part of these financial statements.

50	Wells Fargo Advantage Equity Gateway Funds	Statements of changes in net assets

	International Value Fund
	Year ended May 31, 2014		Year ended May 31, 2013

Operations
Net investment income		$11,615,770		$8,954,013
Net realized gains (losses) on investments		7,858,906		(1,707,272)
Net change in unrealized gains (losses) on investments		49,298,877		73,178,617

Net increase in net assets resulting from operations		68,773,553		80,425,358

Distributions to shareholders from
Net investment income
Class A		(122,245)		(115,858)
Class B		(524)		(595)
Class C		(11,877)		(7,526)
Administrator Class		(9,065,141)		(7,826,405)
Institutional Class		(53,689)		(46,009)

Total distributions to shareholders		(9,253,476)		(7,996,393)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	106,713	1,564,140	159,600	1,914,960
Class B	0	0	306	4,003
Class C	20,601	292,432	12,328	148,805
Administrator Class	6,250,245	90,362,606	8,384,637	103,370,617
Institutional Class	16,594	234,997	13,271	166,106

		92,454,175		105,604,491

Reinvestment of distributions
Class A	8,117	121,351	9,132	114,428
Class B	34	507	47	592
Class C	759	11,169	552	6,827
Administrator Class	609,788	9,049,258	620,383	7,717,567
Institutional Class	3,616	53,689	3,696	46,009

		9,235,974		7,885,423

Payment for shares redeemed
Class A	(121,473)	(1,768,905)	(172,652)	(2,133,267)
Class B	(3,623)	(53,008)	(5,574)	(67,421)
Class C	(5,801)	(84,651)	(9,912)	(120,268)
Administrator Class	(4,884,668)	(70,393,442)	(5,646,981)	(69,477,366)
Institutional Class	(12,330)	(179,985)	(13,641)	(174,211)

		(72,479,991)		(71,972,533)

Net increase in net assets resulting from capital share transactions		29,210,158		41,517,381

Total increase in net assets		88,730,235		113,946,346

Net assets
Beginning of period		380,713,972		266,767,626

End of period		$469,444,207		$380,713,972

Undistributed net investment income		$9,124,558		$5,966,966

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage Equity Gateway Funds	51

	Small Company Growth Fund
	Year ended May 31, 2014		Year ended May 31, 2013

Operations
Net investment loss		$(1,631,254)		$(420,859)
Net realized gains on investments		23,430,072		12,668,016
Net change in unrealized gains (losses) on investments		20,251,053		23,943,421

Net increase in net assets resulting from operations		42,049,871		36,190,578

Distributions to shareholders from
Net investment income
Administrator Class		0		(205,578)
Institutional Class		0		(67,592)
Net realized gains
Class A		(1,341,163)		0
Class B		(11,323)		0
Class C		(312,608)		0
Administrator Class		(5,754,681)		0
Institutional Class		(5,740,954)		0

Total distributions to shareholders		(13,160,729)		(273,170)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	616,853	24,225,370	103,921	3,276,612
Class B	1,668	57,600	1,450	42,974
Class C	125,263	4,506,947	17,766	517,792
Administrator Class	830,660	33,624,291	505,748	16,294,917
Institutional Class	2,899,490	118,117,387	1,543,651	50,360,099

		180,531,595		70,492,394

Reinvestment of distributions
Class A	33,483	1,250,264	0	0
Class B	231	7,891	0	0
Class C	7,675	264,852	0	0
Administrator Class	145,665	5,599,351	6,412	187,042
Institutional Class	88,199	3,429,182	1,707	50,198

		10,551,540		237,240

Payment for shares redeemed
Class A	(153,841)	(6,046,560)	(76,600)	(2,327,179)
Class B	(4,268)	(151,436)	(4,182)	(113,538)
Class C	(28,111)	(1,003,269)	(8,467)	(231,544)
Administrator Class	(863,715)	(34,001,532)	(1,344,959)	(41,596,358)
Institutional Class	(464,741)	(18,430,611)	(191,557)	(6,279,267)

		(59,633,408)		(50,547,886)

Net asset value of shares issued in acquisition
Institutional Class	0	0	301,128	9,870,350

Net increase in net assets resulting from capital share transactions		131,449,727		30,052,098

Total increase in net assets		160,338,869		65,969,506

Net assets
Beginning of period		181,708,595		115,739,089

End of period		$342,047,464		$181,708,595

Undistributed (accumulated) net investment income (loss)		$103,979		$(279,249)

The accompanying notes are an integral part of these financial statements.

52	Wells Fargo Advantage Equity Gateway Funds	Statements of changes in net assets

	Small Company Value Fund
	Year ended May 31, 2014		Year ended May 31, 2013

Operations
Net investment income		$516,488		$130,320
Net realized gains on investments		11,117,270		6,000,704
Net change in unrealized gains (losses) on investments		4,928,346		16,292,369

Net increase in net assets resulting from operations		16,562,104		22,423,393

Distributions to shareholders from
Net investment income
Administrator Class		0		(51,523)
Institutional Class		0		(4,542)

Total distributions to shareholders		0		(56,065)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	399,805	7,560,140	254,500	3,825,267
Class B	221	3,721	560	7,860
Class C	27,128	471,889	24,528	327,523
Administrator Class	521,057	10,002,931	592,211	9,067,170
Institutional Class	201,879	3,915,493	502,808	7,911,700

		21,954,174		21,139,520

Reinvestment of distributions
Administrator Class	0	0	3,523	51,372
Institutional Class	0	0	311	4,542

		0		55,914

Payment for shares redeemed
Class A	(345,399)	(6,653,511)	(401,296)	(5,883,056)
Class B	(9,591)	(165,161)	(28,979)	(373,574)
Class C	(22,889)	(399,317)	(36,792)	(487,296)
Administrator Class	(661,856)	(12,850,144)	(1,625,401)	(24,888,529)
Institutional Class	(89,190)	(1,754,912)	(38,697)	(589,477)

		(21,823,045)		(32,221,932)

Net increase (decrease) in net assets resulting from capital share transactions		131,129		(11,026,498)

Total increase in net assets		16,693,233		11,340,830

Net assets
Beginning of period		92,398,200		81,057,370

End of period		$109,091,433		$92,398,200

Overdistributed net investment income		$(29)		$(34,614)

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

54	Wells Fargo Advantage Equity Gateway Funds	Financial highlights

C&B Large Cap Value Fund	Beginning net asset value per share	Net investment income[1]		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share
Class A
Year ended May 31, 2014	$10.32	0.09		1.68	(0.10)	0.00	$11.99
Year ended May 31, 2013	$8.13	0.12		2.20	(0.13)	0.00	$10.32
Year ended May 31, 2012	$8.70	0.12		(0.58)	(0.11)	0.00	$8.13
Year ended May 31, 2011[4]	$7.48	0.06		1.26	(0.10)	0.00	$8.70
Year ended September 30, 2010	$7.06	0.08		0.42	(0.08)	0.00	$7.48
Year ended September 30, 2009	$7.69	0.10	[5]	(0.60)	(0.13)	(0.00)[6]	$7.06
Class B
Year ended May 31, 2014	$10.43	0.02	[5]	1.69	0.00	0.00	$12.14
Year ended May 31, 2013	$8.16	0.05	[5]	2.22	0.00	0.00	$10.43
Year ended May 31, 2012	$8.68	0.05	[5]	(0.56)	(0.01)	0.00	$8.16
Year ended May 31, 2011[4]	$7.44	0.01		1.26	(0.03)	0.00	$8.68
Year ended September 30, 2010	$7.02	0.03		0.42	(0.03)	0.00	$7.44
Year ended September 30, 2009	$7.61	0.05	[5]	(0.58)	(0.06)	(0.00)[6]	$7.02
Class C
Year ended May 31, 2014	$10.29	0.01		1.67	(0.02)	0.00	$11.95
Year ended May 31, 2013	$8.11	0.04		2.20	(0.06)	0.00	$10.29
Year ended May 31, 2012	$8.66	0.05		(0.56)	(0.04)	0.00	$8.11
Year ended May 31, 2011[4]	$7.43	0.00	[6]	1.27	(0.04)	0.00	$8.66
Year ended September 30, 2010	$7.02	0.02		0.42	(0.03)	0.00	$7.43
Year ended September 30, 2009	$7.60	0.05	[5]	(0.57)	(0.06)	(0.00)[6]	$7.02
Administrator Class
Year ended May 31, 2014	$10.32	0.12	[5]	1.68	(0.12)	0.00	$12.00
Year ended May 31, 2013	$8.13	0.13	[5]	2.21	(0.15)	0.00	$10.32
Year ended May 31, 2012	$8.69	0.13	[5]	(0.56)	(0.13)	0.00	$8.13
Year ended May 31, 2011[4]	$7.47	0.05	[5]	1.28	(0.11)	0.00	$8.69
Year ended September 30, 2010	$7.06	0.08	[5]	0.42	(0.09)	0.00	$7.47
Year ended September 30, 2009	$7.70	0.11	[5]	(0.60)	(0.15)	(0.00)[6]	$7.06
Institutional Class
Year ended May 31, 2014	$10.35	0.14		1.69	(0.15)	0.00	$12.03
Year ended May 31, 2013	$8.16	0.17		2.19	(0.17)	0.00	$10.35
Year ended May 31, 2012	$8.73	0.14		(0.56)	(0.15)	0.00	$8.16
Year ended May 31, 2011[4]	$7.51	0.07		1.28	(0.13)	0.00	$8.73
Year ended September 30, 2010	$7.09	0.11	[5]	0.42	(0.11)	0.00	$7.51
Year ended September 30, 2009	$7.75	0.12	[5]	(0.61)	(0.17)	(0.00)[6]	$7.09
Investor Class
Year ended May 31, 2014	$10.33	0.08		1.69	(0.10)	0.00	$12.00
Year ended May 31, 2013	$8.14	0.10		2.21	(0.12)	0.00	$10.33
Year ended May 31, 2012	$8.70	0.10		(0.56)	(0.10)	0.00	$8.14
Year ended May 31, 2011[4]	$7.46	0.04		1.28	(0.08)	0.00	$8.70
Year ended September 30, 2010	$7.04	0.06		0.44	(0.08)	0.00	$7.46
Year ended September 30, 2009	$7.68	0.09	[5]	(0.59)	(0.14)	(0.00)[6]	$7.04

1.	Includes net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

2.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

3.	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s portfolio turnover rate.

4.	For the eight months ended May 31, 2011. The Fund changed its fiscal year end from September 30 to May 31, effective May 31, 2011.

5.	Calculated based upon average shares outstanding

6.	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Equity Gateway Funds	55

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income[1]	Gross expenses[1]	Net expenses[1]

0.86%	1.31%	1.15%	17.25%	22%	$29,537
1.25%	1.30%	1.15%	28.82%	18%	$23,571
1.33%	1.30%	1.15%	(5.23)%	21%	$21,380
0.78%	1.31%	1.15%	17.73%	17%	$25,912
0.96%	1.32%	1.15%	7.14%	13%	$31,038
1.66%	1.30%	1.15%	(6.05)%	28%	$33,784

0.17%	2.06%	1.90%	16.40%	22%	$469
0.57%	2.03%	1.89%	27.82%	18%	$1,167
0.61%	2.05%	1.90%	(5.84)%	21%	$2,418
0.04%	2.06%	1.90%	17.15%	17%	$6,607
0.20%	2.07%	1.90%	6.36%	13%	$6,951
0.91%	2.04%	1.90%	(6.73)%	28%	$8,773

0.11%	2.06%	1.90%	16.39%	22%	$7,262
0.51%	2.05%	1.90%	27.76%	18%	$5,818
0.58%	2.05%	1.90%	(5.81)%	21%	$5,524
0.05%	2.07%	1.90%	17.15%	17%	$7,046
0.21%	2.07%	1.90%	6.29%	13%	$6,607
0.90%	2.04%	1.90%	(6.62)%	28%	$6,852

1.08%	1.14%	0.95%	17.49%	22%	$53,884
1.48%	1.13%	0.95%	29.09%	18%	$70,727
1.54%	1.13%	0.95%	(4.90)%	21%	$81,999
1.00%	1.15%	0.95%	17.74%	17%	$120,613
1.13%	1.13%	0.95%	7.33%	13%	$114,664
1.89%	1.11%	0.95%	(5.83)%	28%	$222,489

1.34%	0.88%	0.70%	17.86%	22%	$104,758
1.68%	0.87%	0.70%	29.32%	18%	$130,015
1.78%	0.87%	0.70%	(4.72)%	21%	$96,653
1.25%	0.88%	0.70%	18.16%	17%	$110,061
1.48%	0.88%	0.70%	7.51%	13%	$95,466
2.11%	0.85%	0.70%	(5.62)%	28%	$26,582

0.81%	1.37%	1.20%	17.17%	22%	$72,882
1.21%	1.36%	1.20%	28.68%	18%	$66,315
1.29%	1.37%	1.20%	(5.17)%	21%	$64,007
0.75%	1.39%	1.20%	17.77%	17%	$86,624
0.87%	1.41%	1.20%	7.15%	13%	$85,256
1.62%	1.40%	1.20%	(6.06)%	28%	$199,654

The accompanying notes are an integral part of these financial statements.

56	Wells Fargo Advantage Equity Gateway Funds	Financial highlights

Diversified Equity Fund	Beginning net asset value per share	Net investment income (loss)[1]		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share
Class A
Year ended May 31, 2014	$30.65	0.16		5.48	(0.17)	(3.34)	$32.78
Year ended May 31, 2013	$26.08	0.23	[4]	6.14	(0.24)	(1.56)	$30.65
Year ended May 31, 2012	$29.71	0.15		(2.01)	(0.18)	(1.59)	$26.08
Year ended May 31, 2011[5]	$24.89	0.12		4.85	(0.15)	0.00	$29.71
Year ended September 30, 2010	$23.41	0.18		1.66	(0.36)	0.00	$24.89
Year ended September 30, 2009	$27.70	0.23	[4]	(2.30)	(0.26)	(1.96)	$23.41
Class B
Year ended May 31, 2014	$28.54	(0.10)[4]		5.10	0.00	(3.34)	$30.20
Year ended May 31, 2013	$24.36	0.01	[4]	5.73	0.00	(1.56)	$28.54
Year ended May 31, 2012	$27.87	(0.01)[4]		(1.91)	0.00	(1.59)	$24.36
Year ended May 31, 2011[5]	$23.35	(0.05)[4]		4.57	0.00	0.00	$27.87
Year ended September 30, 2010	$21.96	(0.01)[4]		1.57	(0.17)	0.00	$23.35
Year ended September 30, 2009	$26.00	0.08	[4]	(2.16)	0.00	(1.96)	$21.96
Class C
Year ended May 31, 2014	$29.13	(0.08)[4]		5.18	(0.01)	(3.34)	$30.88
Year ended May 31, 2013	$24.88	0.02	[4]	5.84	(0.05)	(1.56)	$29.13
Year ended May 31, 2012	$28.43	(0.59)		(1.37)	0.00	(1.59)	$24.88
Year ended May 31, 2011[5]	$23.81	(0.04)[4]		4.66	0.00	0.00	$28.43
Year ended September 30, 2010	$22.43	(0.01)[4]		1.60	(0.21)	0.00	$23.81
Year ended September 30, 2009	$26.53	0.08	[4]	(2.20)	(0.02)	(1.96)	$22.43
Administrator Class
Year ended May 31, 2014	$30.70	0.23	[4]	5.49	(0.24)	(3.34)	$32.84
Year ended May 31, 2013	$26.12	0.30	[4]	6.15	(0.31)	(1.56)	$30.70
Year ended May 31, 2012	$29.78	0.33		(2.13)	(0.27)	(1.59)	$26.12
Year ended May 31, 2011[5]	$24.98	0.14	[4]	4.89	(0.23)	0.00	$29.78
Year ended September 30, 2010	$23.47	0.20	[4]	1.70	(0.39)	0.00	$24.98
Year ended September 30, 2009	$27.79	0.28	[4]	(2.32)	(0.32)	(1.96)	$23.47

1.	Includes net expenses allocated from the affiliated Master Portfolios in which the Fund invests.

2.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

3.	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s portfolio turnover rate.

4.	Calculated based upon average shares outstanding

5.	For the eight months ended May 31, 2011. The Fund changed its fiscal year end from September 30 to May 31, effective May 31, 2011.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Equity Gateway Funds	57

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income (loss)[1]	Gross expenses[1]	Net expenses[1]

0.48%	1.43%	1.25%	19.10%	37%	$82,186
0.81%	1.43%	1.25%	25.42%	44%	$75,640
0.74%	1.41%	1.25%	(5.91)%	57%	$75,751
0.59%	1.40%	1.25%	20.04%	48%	$95,532
0.71%	1.48%	1.25%	7.90%	44%	$85,735
1.16%	1.43%	1.25%	(5.33)%	48%	$85,504

(0.34)%	2.18%	2.00%	18.20%	37%	$806
0.04%	2.18%	2.00%	24.48%	44%	$2,029
(0.05)%	2.16%	2.00%	(6.61)%	57%	$2,922
(0.20)%	2.15%	2.00%	19.36%	48%	$5,754
(0.04)%	2.23%	2.00%	7.15%	44%	$7,825
0.43%	2.18%	1.99%	(6.03)%	48%	$10,839

(0.25)%	2.19%	2.00%	18.23%	37%	$4,292
0.07%	2.18%	2.00%	24.50%	44%	$2,667
(0.02)%	2.16%	2.00%	(6.62)%	57%	$2,499
(0.17)%	2.15%	2.00%	19.40%	48%	$3,383
(0.05)%	2.23%	2.00%	7.10%	44%	$3,280
0.41%	2.17%	2.00%	(6.02)%	48%	$2,958

0.71%	1.27%	1.00%	19.40%	37%	$225,584
1.06%	1.27%	1.00%	25.75%	44%	$290,011
0.99%	1.25%	1.00%	(5.67)%	57%	$293,895
0.84%	1.24%	1.00%	20.22%	48%	$386,429
0.83%	1.29%	1.00%	8.18%	44%	$359,109
1.41%	1.25%	1.00%	(5.09)%	48%	$596,298

The accompanying notes are an integral part of these financial statements.

58	Wells Fargo Advantage Equity Gateway Funds	Financial highlights

Emerging Growth Fund	Beginning net asset value per share	Net investment loss[1]	Net realized and unrealized gains (losses) on investments	Distributions from net realized gains	Ending net asset value per share
Class A
Year ended May 31, 2014	$14.10	(0.19)	1.88	(1.18)	$14.61
Year ended May 31, 2013	$12.44	(0.15)	2.49	(0.68)	$14.10
Year ended May 31, 2012	$13.12	(0.14)[4]	(0.54)	0.00	$12.44
Year ended May 31, 2011[5]	$9.50	(0.11)[4]	3.73	0.00	$13.12
Year ended September 30, 2010	$7.93	(0.12)	1.69	0.00	$9.50
Year ended September 30, 2009	$8.51	(0.07)[4]	(0.51)	0.00	$7.93
Class C
Year ended May 31, 2014	$13.55	(0.32)	1.83	(1.18)	$13.88
Year ended May 31, 2013	$12.06	(0.27)	2.44	(0.68)	$13.55
Year ended May 31, 2012	$12.81	(0.23)[4]	(0.52)	0.00	$12.06
Year ended May 31, 2011[5]	$9.32	(0.16)[4]	3.65	0.00	$12.81
Year ended September 30, 2010	$7.85	(0.16)[4]	1.63	0.00	$9.32
Year ended September 30, 2009	$8.48	(0.12)[4]	(0.51)	0.00	$7.85
Administrator Class
Year ended May 31, 2014	$14.28	(0.17)[4]	1.90	(1.18)	$14.83
Year ended May 31, 2013	$12.56	(0.12)	2.52	(0.68)	$14.28
Year ended May 31, 2012	$13.22	(0.12)[4]	(0.54)	0.00	$12.56
Year ended May 31, 2011[5]	$9.56	(0.09)[4]	3.75	0.00	$13.22
Year ended September 30, 2010	$8.08	(0.01)	1.49	0.00	$9.56
Year ended September 30, 2009	$8.53	(0.05)[4]	(0.40)	0.00	$8.08
Institutional Class
Year ended May 31, 2014	$14.49	(0.11)	1.91	(1.18)	$15.11
Year ended May 31, 2013	$12.70	(0.08)	2.55	(0.68)	$14.49
Year ended May 31, 2012	$13.33	(0.08)[4]	(0.55)	0.00	$12.70
Year ended May 31, 2011[5]	$9.62	(0.07)[4]	3.78	0.00	$13.33
Year ended September 30, 2010	$8.00	(0.07)	1.69	0.00	$9.62
Year ended September 30, 2009	$8.53	(0.04)[4]	(0.49)	0.00	$8.00
Investor Class
Year ended May 31, 2014	$14.04	(0.20)	1.87	(1.18)	$14.53
Year ended May 31, 2013	$12.39	(0.16)	2.49	(0.68)	$14.04
Year ended May 31, 2012	$13.07	(0.15)[4]	(0.53)	0.00	$12.39
Year ended May 31, 2011[5]	$9.47	(0.11)[4]	3.71	0.00	$13.07
Year ended September 30, 2010	$7.91	(0.09)	1.65	0.00	$9.47
Year ended September 30, 2009	$8.49	(0.07)[4]	(0.51)	0.00	$7.91

1.	Includes net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

2.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

3.	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s portfolio turnover rate.

4.	Calculated based upon average shares outstanding

5.	For the eight months ended May 31, 2011. The Fund changed its fiscal year end from September 30 to May 31, effective May 31, 2011.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Equity Gateway Funds	59

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment loss[1]	Gross expenses[1]	Net expenses[1]

(1.20)%	1.39%	1.37%	11.30%	63%	$130,403
(1.04)%	1.40%	1.37%	19.89%	65%	$125,070
(1.13)%	1.41%	1.37%	(5.18)%	75%	$125,113
(1.32)%	3.03%	1.45%	38.11%	59%	$3,425
(1.17)%	4.65%	1.46%	19.80%	97%	$142
(1.09)%	8.23%	1.45%	(6.82)%	147%	$44

(1.95)%	2.14%	2.12%	10.40%	63%	$4,816
(1.79)%	2.15%	2.12%	19.09%	65%	$4,878
(1.89)%	2.17%	2.12%	(5.85)%	75%	$5,114
(2.05)%	3.83%	2.20%	37.30%	59%	$516
(1.93)%	5.40%	2.22%	18.85%	97%	$58
(1.84)%	7.93%	2.20%	(7.43)%	147%	$8

(1.03)%	1.22%	1.20%	11.45%	63%	$190,126
(0.87)%	1.23%	1.20%	20.19%	65%	$200,140
(0.95)%	1.22%	1.19%	(4.99)%	75%	$185,744
(1.08)%	2.41%	1.20%	38.28%	59%	$1,915
(0.78)%	4.54%	1.20%	19.95%	97%	$51
(0.79)%	6.89%	1.20%	(5.28)%	147%	$17

(0.73)%	0.96%	0.90%	11.77%	63%	$650,650
(0.57)%	0.97%	0.90%	20.52%	65%	$578,841
(0.67)%	0.98%	0.90%	(4.73)%	75%	$526,865
(0.82)%	1.98%	0.95%	38.57%	59%	$8,170
(0.67)%	4.32%	0.95%	20.40%	97%	$10
(0.58)%	6.74%	0.95%	(6.33)%	147%	$8

(1.26)%	1.45%	1.43%	11.21%	63%	$39,681
(1.10)%	1.46%	1.43%	19.89%	65%	$37,812
(1.21)%	1.52%	1.45%	(5.20)%	75%	$36,715
(1.35)%	3.20%	1.49%	38.01%	59%	$15,626
(1.22)%	4.85%	1.50%	19.72%	97%	$3,705
(1.11)%	7.23%	1.49%	(6.83)%	147%	$2,862

The accompanying notes are an integral part of these financial statements.

60	Wells Fargo Advantage Equity Gateway Funds	Financial highlights

Index Fund	Beginning net asset value per share	Net investment income[1]		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share
Class A
Year ended May 31, 2014	$54.00	0.90		9.59	(0.85)	(1.50)	$62.14
Year ended May 31, 2013	$44.25	0.86		10.66	(0.83)	(0.94)	$54.00
Year ended May 31, 2012	$47.17	0.73		(1.35)	(0.65)	(1.65)	$44.25
Year ended May 31, 2011[4]	$40.42	0.56		8.77	(0.70)	(1.88)	$47.17
Year ended July 31, 2010[5]	$41.72	0.64		4.89	(0.63)	(6.20)	$40.42
Year ended July 31, 2009[5]	$56.53	0.91		(12.80)	(0.91)	(2.01)	$41.72
Class B
Year ended May 31, 2014	$54.57	0.45	[6]	9.70	(0.23)	(1.50)	$62.99
Year ended May 31, 2013	$44.53	0.47	[6]	10.78	(0.27)	(0.94)	$54.57
Year ended May 31, 2012	$47.23	0.38	[6]	(1.29)	(0.14)	(1.65)	$44.53
Year ended May 31, 2011[4]	$40.32	0.29	[6]	8.76	(0.26)	(1.88)	$47.23
Year ended July 31, 2010[5]	$41.63	0.28		4.88	(0.27)	(6.20)	$40.32
Year ended July 31, 2009[5]	$56.42	0.63	[6]	(12.82)	(0.59)	(2.01)	$41.63
Class C
Year ended May 31, 2014	$54.22	0.47		9.62	(0.44)	(1.50)	$62.37
Year ended May 31, 2013	$44.41	0.48	[6]	10.71	(0.44)	(0.94)	$54.22
Year ended May 31, 2012	$47.27	0.39	[6]	(1.31)	(0.29)	(1.65)	$44.41
Year ended May 31, 2011[4]	$40.32	0.27		8.78	(0.22)	(1.88)	$47.27
Year ended July 31, 2010[5]	$41.62	0.30		4.88	(0.28)	(6.20)	$40.32
Year ended July 31, 2009[5]	$56.36	0.59		(12.76)	(0.56)	(2.01)	$41.62
Administrator Class
Year ended May 31, 2014	$54.34	1.08		9.66	(1.02)	(1.50)	$62.56
Year ended May 31, 2013	$44.52	1.02		10.71	(0.97)	(0.94)	$54.34
Year ended May 31, 2012	$47.45	0.83		(1.32)	(0.79)	(1.65)	$44.52
Year ended May 31, 2011[4]	$40.56	0.67		8.82	(0.72)	(1.88)	$47.45
Year ended July 31, 2010[5]	$41.88	0.87	[6]	4.76	(0.75)	(6.20)	$40.56
Year ended July 31, 2009[5]	$56.88	1.02	[6]	(12.90)	(1.11)	(2.01)	$41.88
Investor Class
Year ended May 31, 2014	$54.16	0.91		9.66	(0.91)	(1.50)	$62.32
Year ended May 31, 2013	$44.38	0.90		10.70	(0.88)	(0.94)	$54.16
Year ended May 31, 2012	$47.30	0.77		(1.33)	(0.71)	(1.65)	$44.38
Year ended May 31, 2011[4]	$40.48	0.60		8.80	(0.70)	(1.88)	$47.30
Year ended July 31, 2010[7,8]	$39.19	0.03		1.26	0.00	0.00	$40.48

1.	Includes net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

2.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

3.	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s portfolio turnover rate.

4.	For the ten months ended May 31, 2011. The Fund changed its fiscal year end from July 31 to May 31, effective May 31, 2011.

5.	At the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Equity Index Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Evergreen Equity Index Fund. The per share information has been adjusted to give effect to this transaction.

6.	Calculated based upon average shares outstanding

7.	For the period from July 16, 2010 (commencement of class operations) to July 31, 2010

8.	Investor Class of Evergreen Equity Index Fund, the accounting and performance survivor, did not exist prior to the reorganization. As a result, accounting and performance information for Investor Class commenced operation on July 16, 2010.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Equity Gateway Funds	61

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income[1]	Gross expenses[1]	Net expenses[1]

1.53%	0.67%	0.56%	19.77%	5%	$432,448
1.72%	0.67%	0.56%	26.63%	4%	$407,533
1.63%	0.68%	0.56%	(0.95)%	9%	$347,412
1.53%	0.67%	0.56%	23.66%	3%	$388,113
1.49%	1.00%	0.60%	13.29%	7%	$358,953
2.22%	1.05%	0.52%	(20.30)%	6%	$172,687

0.77%	1.42%	1.31%	18.86%	5%	$3,412
0.95%	1.42%	1.31%	25.66%	4%	$5,453
0.85%	1.43%	1.31%	(1.68)%	9%	$8,869
0.78%	1.42%	1.31%	22.90%	3%	$19,894
0.69%	1.76%	1.35%	12.44%	7%	$26,295
1.51%	1.79%	1.26%	(20.91)%	6%	$28,008

0.78%	1.42%	1.31%	18.89%	5%	$78,118
0.97%	1.42%	1.31%	25.67%	4%	$70,322
0.87%	1.43%	1.31%	(1.67)%	9%	$65,245
0.78%	1.42%	1.31%	22.89%	3%	$80,981
0.68%	1.76%	1.35%	12.44%	7%	$81,848
1.48%	1.80%	1.27%	(20.91)%	6%	$89,159

1.84%	0.36%	0.25%	20.13%	5%	$1,984,845
2.03%	0.36%	0.25%	27.02%	4%	$1,832,524
1.94%	0.37%	0.25%	(0.63)%	9%	$1,682,905
1.84%	0.37%	0.25%	23.98%	3%	$1,709,455
1.94%	0.63%	0.31%	13.55%	7%	$1,404,098
2.49%	0.80%	0.27%	(20.09)%	6%	$115,745

1.64%	0.73%	0.45%	19.88%	5%	$191,153
1.83%	0.73%	0.45%	26.77%	4%	$149,637
1.74%	0.75%	0.45%	(0.82)%	9%	$118,982
1.64%	0.74%	0.45%	23.78%	3%	$131,141
2.13%	0.79%	0.45%	3.29%	7%	$111,126

The accompanying notes are an integral part of these financial statements.

62	Wells Fargo Advantage Equity Gateway Funds	Financial highlights

International Value Fund	Beginning net asset value per share	Net investment income[1]		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Ending net asset value per share
Class A
Year ended May 31, 2014	$13.40	0.36		1.97	(0.28)	$15.45
Year ended May 31, 2013	$10.64	0.31		2.71	(0.26)	$13.40
Year ended May 31, 2012	$14.03	0.34		(3.36)	(0.37)	$10.64
Year ended May 31, 2011[4]	$12.58	0.22	[5]	1.46	(0.23)	$14.03
Year ended September 30, 2010	$12.67	0.23	[5]	(0.17)	(0.15)	$12.58
Year ended September 30, 2009	$12.66	0.23	[5]	0.22	(0.44)	$12.67
Class B
Year ended May 31, 2014	$13.43	0.13	[5]	2.09	(0.13)	$15.52
Year ended May 31, 2013	$10.60	0.17	[5]	2.76	(0.10)	$13.43
Year ended May 31, 2012	$13.94	0.21	[5]	(3.29)	(0.26)	$10.60
Year ended May 31, 2011[4]	$12.42	0.11	[5]	1.49	(0.08)	$13.94
Year ended September 30, 2010	$12.57	0.12	[5]	(0.14)	(0.13)	$12.42
Year ended September 30, 2009	$12.42	0.14	[5]	0.25	(0.24)	$12.57
Class C
Year ended May 31, 2014	$13.18	0.19		2.00	(0.21)	$15.16
Year ended May 31, 2013	$10.47	0.19		2.70	(0.18)	$13.18
Year ended May 31, 2012	$13.79	0.23	[5]	(3.28)	(0.27)	$10.47
Year ended May 31, 2011[4]	$12.33	0.15	[5]	1.44	(0.13)	$13.79
Year ended September 30, 2010	$12.51	0.15		(0.18)	(0.15)	$12.33
Year ended September 30, 2009	$12.44	0.15	[5]	0.23	(0.31)	$12.51
Administrator Class
Year ended May 31, 2014	$13.31	0.38		1.98	(0.32)	$15.35
Year ended May 31, 2013	$10.57	0.33	[5]	2.70	(0.29)	$13.31
Year ended May 31, 2012	$13.95	0.35		(3.33)	(0.40)	$10.57
Year ended May 31, 2011[4]	$12.52	0.24	[5]	1.46	(0.27)	$13.95
Year ended September 30, 2010	$12.68	0.25		(0.15)	(0.26)	$12.52
Year ended September 30, 2009	$12.69	0.25	[5]	0.20	(0.46)	$12.68
Institutional Class
Year ended May 31, 2014	$13.34	0.41		1.98	(0.35)	$15.38
Year ended May 31, 2013	$10.58	0.35		2.73	(0.32)	$13.34
Year ended May 31, 2012	$13.98	0.36		(3.33)	(0.43)	$10.58
Year ended May 31, 2011[4]	$12.58	0.28		1.44	(0.32)	$13.98
Year ended September 30, 2010	$12.71	0.32		(0.20)	(0.25)	$12.58
Year ended September 30, 2009	$12.72	0.28	[5]	0.20	(0.49)	$12.71

1.	Includes net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

2.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

3.	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s portfolio turnover rate.

4.	For the eight months ended May 31, 2011. The Fund changed its fiscal year end from September 30 to May 31, effective May 31, 2011.

5.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Equity Gateway Funds	63

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income[1]	Gross expenses[1]	Net expenses[1]

2.45%	1.51%	1.50%	17.48%	11%	$6,725
2.35%	1.51%	1.50%	28.58%	16%	$5,922
2.81%	1.46%	1.46%	(21.53)%	9%	$4,742
2.41%	1.55%	1.47%	13.55%	16%	$6,213
1.92%	1.69%	1.46%	0.52%	27%	$6,792
2.28%	1.68%	1.50%	4.82%	41%	$8,769

0.94%	2.26%	2.25%	16.57%	11%	$25
1.34%	2.26%	2.25%	27.69%	16%	$70
1.79%	2.21%	2.21%	(22.15)%	9%	$110
1.28%	2.32%	2.22%	12.97%	16%	$194
0.99%	2.44%	2.21%	(0.16)%	27%	$339
1.39%	2.44%	2.25%	3.82%	41%	$581

1.88%	2.26%	2.25%	16.64%	11%	$920
1.67%	2.26%	2.25%	27.67%	16%	$595
1.96%	2.21%	2.21%	(22.14)%	9%	$441
1.75%	2.30%	2.22%	13.00%	16%	$665
1.11%	2.45%	2.21%	(0.21)%	27%	$665
1.56%	2.43%	2.25%	3.90%	41%	$791

2.76%	1.34%	1.25%	17.81%	11%	$459,415
2.67%	1.34%	1.25%	28.90%	16%	$372,187
3.04%	1.29%	1.25%	(21.37)%	9%	$259,969
2.84%	1.38%	1.25%	13.73%	16%	$313,423
2.26%	1.53%	1.21%	0.80%	27%	$259,768
2.50%	1.50%	1.25%	4.89%	41%	$231,537

2.91%	1.08%	1.05%	18.07%	11%	$2,359
2.81%	1.08%	1.05%	29.20%	16%	$1,941
3.20%	1.03%	1.03%	(21.26)%	9%	$1,505
3.04%	1.11%	1.03%	13.92%	16%	$1,797
2.51%	1.08%	1.01%	1.01%	27%	$1,518
2.79%	1.23%	1.05%	5.15%	41%	$1,766
The accompanying notes are an integral part of these financial statements.

64	Wells Fargo Advantage Equity Gateway Funds	Financial highlights

Small Company Growth Fund	Beginning net asset value per share	Net investment loss[1]	Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share
Class A
Year ended May 31, 2014	$34.23	(0.37)[4]	7.98	0.00	(2.40)	$39.44
Year ended May 31, 2013	$26.21	(0.15)	8.17	0.00	0.00	$34.23
Year ended May 31, 2012	$29.53	(0.18)[4]	(3.14)	0.00	0.00	$26.21
Year ended May 31, 2011[5]	$21.23	(0.15)	8.45	0.00	0.00	$29.53
Year ended September 30, 2010	$18.56	(0.21)[4]	2.88	0.00	0.00	$21.23
Year ended September 30, 2009	$18.38	(0.17)[4]	0.35	0.00	0.00	$18.56
Class B
Year ended May 31, 2014	$31.55	(0.60)[4]	7.33	0.00	(2.40)	$35.88
Year ended May 31, 2013	$24.35	(0.36)[4]	7.56	0.00	0.00	$31.55
Year ended May 31, 2012	$27.63	(0.37)[4]	(2.91)	0.00	0.00	$24.35
Year ended May 31, 2011[5]	$19.97	(0.29)[4]	7.95	0.00	0.00	$27.63
Year ended September 30, 2010	$17.58	(0.34)[4]	2.73	0.00	0.00	$19.97
Year ended September 30, 2009	$17.55	(0.25)[4]	0.28	0.00	0.00	$17.58
Class C
Year ended May 31, 2014	$31.91	(0.62)[4]	7.43	0.00	(2.40)	$36.32
Year ended May 31, 2013	$24.62	(0.37)[4]	7.66	0.00	0.00	$31.91
Year ended May 31, 2012	$27.95	(0.36)[4]	(2.97)	0.00	0.00	$24.62
Year ended May 31, 2011[5]	$20.19	(0.30)[4]	8.06	0.00	0.00	$27.95
Year ended September 30, 2010	$17.77	(0.34)[4]	2.76	0.00	0.00	$20.19
Year ended September 30, 2009	$17.73	(0.26)[4]	0.30	0.00	0.00	$17.77
Administrator Class
Year ended May 31, 2014	$35.13	(0.26)	8.17	0.00	(2.40)	$40.64
Year ended May 31, 2013	$26.90	(0.09)[4]	8.38	(0.06)	0.00	$35.13
Year ended May 31, 2012	$30.22	(0.13)[4]	(3.19)	0.00	0.00	$26.90
Year ended May 31, 2011[5]	$21.70	(0.14)[4]	8.66	0.00	0.00	$30.22
Year ended September 30, 2010	$18.90	(0.16)[4]	2.96	0.00	0.00	$21.70
Year ended September 30, 2009	$18.68	(0.12)[4]	0.34	0.00	0.00	$18.90
Institutional Class
Year ended May 31, 2014	$35.46	(0.20)[4]	8.28	0.00	(2.40)	$41.14
Year ended May 31, 2013	$27.15	(0.06)[4]	8.51	(0.14)	0.00	$35.46
Year ended May 31, 2012	$30.44	(0.07)[4]	(3.22)	0.00	0.00	$27.15
Year ended May 31, 2011[5]	$21.81	(0.12)[4]	8.75	0.00	0.00	$30.44
Year ended September 30, 2010	$18.94	(0.05)[4]	2.92	0.00	0.00	$21.81
Year ended September 30, 2009	$18.70	(0.08)[4]	0.32	0.00	0.00	$18.94

1.	Includes net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

2.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

3.	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s portfolio turnover rate.

4.	Calculated based upon average shares outstanding

5.	For the eight months ended May 31, 2011. The Fund changed its fiscal year end from September 30 to May 31, effective May 31, 2011.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Equity Gateway Funds	65

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment loss[1]	Gross expenses[1]	Net expenses[1]

(0.96)%	1.45%	1.41%	22.63%	77%	$30,364
(0.58)%	1.53%	1.45%	30.55%	109%	$9,357
(0.70)%	1.46%	1.44%	(11.18)%	107%	$6,450
(1.04)%	1.45%	1.44%	39.11%	70%	$7,201
(1.05)%	1.50%	1.45%	14.39%	129%	$4,042
(1.13)%	1.54%	1.44%	0.92%	169%	$2,408

(1.71)%	2.20%	2.16%	21.74%	77%	$101
(1.33)%	2.28%	2.20%	29.57%	109%	$164
(1.48)%	2.21%	2.19%	(11.87)%	107%	$193
(1.78)%	2.19%	2.19%	38.43%	70%	$380
(1.83)%	2.24%	2.20%	13.54%	129%	$251
(1.85)%	2.29%	2.19%	0.17%	169%	$312

(1.71)%	2.20%	2.16%	21.75%	77%	$6,546
(1.31)%	2.28%	2.20%	29.56%	109%	$2,406
(1.45)%	2.22%	2.19%	(11.85)%	107%	$1,628
(1.80)%	2.20%	2.19%	38.39%	70%	$1,736
(1.81)%	2.24%	2.20%	13.62%	129%	$820
(1.87)%	2.29%	2.19%	0.23%	169%	$605

(0.74)%	1.29%	1.20%	22.92%	77%	$118,456
(0.30)%	1.37%	1.20%	30.89%	109%	$98,445
(0.48)%	1.30%	1.20%	(10.99)%	107%	$97,776
(0.78)%	1.28%	1.20%	39.33%	70%	$177,938
(0.82)%	1.32%	1.20%	14.76%	129%	$237,761
(0.85)%	1.35%	1.19%	1.18%	169%	$229,380

(0.49)%	1.02%	0.95%	23.19%	77%	$186,581
(0.19)%	1.10%	0.95%	31.25%	109%	$71,336
(0.27)%	1.03%	0.95%	(10.78)%	107%	$9,692
(0.61)%	1.01%	0.95%	39.59%	70%	$91,704
(0.25)%	1.05%	0.95%	14.98%	129%	$1,175
(0.57)%	1.09%	0.95%	1.39%	169%	$9

The accompanying notes are an integral part of these financial statements.

66	Wells Fargo Advantage Equity Gateway Funds	Financial highlights

Small Company Value Fund	Beginning net asset value per share	Net investment income (loss)[1]	Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Ending net asset value per share
Class A
Year ended May 31, 2014	$17.10	0.06	2.92	0.00	$20.08
Year ended May 31, 2013	$13.17	0.00 [4]	3.93	0.00	$17.10
Year ended May 31, 2012	$14.36	0.03	(1.11)	(0.11)	$13.17
Year ended May 31, 2011[5]	$11.38	0.11	2.87	0.00	$14.36
Year ended September 30, 2010	$9.84	(0.02)	1.56	0.00	$11.38
Year ended September 30, 2009	$10.55	0.04 [4]	(0.71)	(0.04)	$9.84
Class B
Year ended May 31, 2014	$15.74	(0.05)[4]	2.69	0.00	$18.38
Year ended May 31, 2013	$12.21	(0.10)[4]	3.63	0.00	$15.74
Year ended May 31, 2012	$13.30	(0.08)[4]	(1.01)	0.00	$12.21
Year ended May 31, 2011[5]	$10.59	0.04 [4]	2.67	0.00	$13.30
Year ended September 30, 2010	$9.20	(0.10)[4]	1.49	0.00	$10.59
Year ended September 30, 2009	$9.89	(0.01)[4]	(0.68)	0.00	$9.20
Class C
Year ended May 31, 2014	$15.68	(0.07)[4]	2.66	0.00	$18.27
Year ended May 31, 2013	$12.16	(0.10)[4]	3.62	0.00	$15.68
Year ended May 31, 2012	$13.30	(0.08)[4]	(1.02)	(0.04)	$12.16
Year ended May 31, 2011[5]	$10.59	0.02 [4]	2.69	0.00	$13.30
Year ended September 30, 2010	$9.20	(0.09)[4]	1.48	0.00	$10.59
Year ended September 30, 2009	$9.89	(0.02)[4]	(0.67)	0.00	$9.20
Administrator Class
Year ended May 31, 2014	$17.42	0.12	2.95	0.00	$20.49
Year ended May 31, 2013	$13.39	0.03 [4]	4.01	(0.01)	$17.42
Year ended May 31, 2012	$14.60	0.06	(1.13)	(0.14)	$13.39
Year ended May 31, 2011[5]	$11.55	0.12 [4]	2.93	0.00	$14.60
Year ended September 30, 2010	$9.94	(0.02)	1.63	0.00	$11.55
Year ended September 30, 2009	$10.69	0.06 [4]	(0.74)	(0.07)	$9.94
Institutional Class
Year ended May 31, 2014	$17.45	0.13	2.99	0.00	$20.57
Year ended May 31, 2013	$13.41	0.06 [4]	4.03	(0.05)	$17.45
Year ended May 31, 2012	$14.63	0.11	(1.17)	(0.16)	$13.41
Year ended May 31, 2011[5]	$11.55	0.13 [4]	2.95	0.00	$14.63
July 30, 2010[6] to September 30, 2010	$11.26	0.02	0.27	0.00	$11.55

1.	Includes net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

2.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

3.	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s portfolio turnover rate.

4.	Calculated based upon average shares outstanding

5.	For the eight months ended May 31, 2011. The Fund changed its fiscal year end from September 30 to May 31, effective May 31, 2011.

6.	For the period from July 30, 2010 (commencement of class operations) to September 30, 2010.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Equity Gateway Funds	67

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income (loss)[1]	Gross expenses[1]	Net expenses[1]

0.33%	1.56%	1.42%	17.43%	47%	$26,517
(0.02)%	1.57%	1.45%	29.84%	57%	$21,652
0.08%	1.50%	1.45%	(7.44)%	60%	$18,605
1.07%	1.49%	1.42%	26.19%	47%	$26,222
(0.21)%	1.65%	1.45%	15.53%	60%	$22,492
0.55%	1.55%	1.45%	(6.14)%	99%	$20,202

(0.29)%	2.15%	2.02%	16.77%	47%	$58
(0.75)%	2.31%	2.20%	28.91%	57%	$197
(0.67)%	2.25%	2.20%	(8.20)%	60%	$500
0.45%	2.25%	2.17%	25.59%	47%	$1,340
(0.99)%	2.40%	2.20%	14.98%	60%	$2,079
(0.20)%	2.30%	2.20%	(6.88)%	99%	$2,792

(0.42)%	2.31%	2.17%	16.52%	47%	$2,192
(0.76)%	2.32%	2.20%	28.95%	57%	$1,814
(0.68)%	2.25%	2.20%	(8.20)%	60%	$1,557
0.29%	2.24%	2.17%	25.59%	47%	$2,150
(0.94)%	2.40%	2.20%	14.98%	60%	$1,763
(0.26)%	2.30%	2.20%	(6.88)%	99%	$1,437

0.55%	1.39%	1.20%	17.62%	47%	$68,358
0.23%	1.40%	1.20%	30.21%	57%	$60,550
0.32%	1.33%	1.20%	(7.24)%	60%	$60,333
1.34%	1.33%	1.20%	26.41%	47%	$70,022
(0.05)%	1.47%	1.20%	16.20%	60%	$60,081
0.85%	1.37%	1.20%	(6.06)%	99%	$124,072

0.75%	1.13%	1.00%	17.88%	47%	$11,967
0.40%	1.14%	1.00%	30.54%	57%	$8,185
0.59%	1.05%	1.00%	(7.14)%	60%	$62
1.42%	1.02%	0.96%	26.67%	47%	$16
1.02%	1.15%	1.00%	2.58%	60%	$10

The accompanying notes are an integral part of these financial statements.

68	Wells Fargo Advantage Equity Gateway Funds	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the following funds: the Wells Fargo Advantage C&B Large Cap Value Fund (“C&B Large Cap Value Fund”), the Wells Fargo Advantage Diversified Equity Fund (“Diversified Equity Fund”), the Wells Fargo Advantage Emerging Growth Fund (“Emerging Growth Fund”), the Wells Fargo Advantage Index Fund (“Index Fund”), the Wells Fargo Advantage International Value Fund (“International Value Fund”), the Wells Fargo Advantage Small Company Growth Fund (“Small Company Growth Fund”), and the Wells Fargo Advantage Small Company Value Fund (“Small Company Value Fund”) (each, a “Fund”, collectively, the “Funds”). Each Fund is a diversified series of the Trust.

The Funds each seek to achieve its investment objective by investing all investable assets in one or more separate diversified portfolios (each, an “affiliated Master Portfolio”, collectively, the “affiliated Master Portfolios”) of Wells Fargo Master Trust, a registered open-end management investment company. Each affiliated Master Portfolio directly acquires portfolio securities, and a Fund investing in an affiliated Master Portfolio acquires an indirect interest in those securities. Each Fund accounts for its investment in the affiliated Master Portfolios as partnership investments and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolios for the year ended May 31, 2014 are included in this report and should be read in conjunction with each Fund’s financial statements. As of May 31, 2014, the Funds own the following percentages of the affiliated Master Portfolios:

	C&B Large Cap Value Fund	Diversified Equity Fund	Emerging Growth Fund	Index Fund	International Value Fund	Small Company Growth Fund	Small Company Value Fund
Wells Fargo Advantage C&B Large Cap Value Portfolio	85%	9%	N/A	N/A	N/A	N/A	N/A
Wells Fargo Advantage Diversified Large Cap Growth Portfolio	N/A	60%	N/A	N/A	N/A	N/A	N/A
Wells Fargo Advantage Emerging Growth Portfolio	N/A	1%	93%	N/A	N/A	N/A	N/A
Wells Fargo Advantage Index Portfolio	N/A	3%	N/A	95%	N/A	N/A	N/A
Wells Fargo Advantage International Growth Portfolio	N/A	17%	N/A	N/A	N/A	N/A	N/A
Wells Fargo Advantage International Value Portfolio	N/A	5%	N/A	N/A	92%	N/A	N/A
Wells Fargo Advantage Large Company Value Portfolio	N/A	60%	N/A	N/A	N/A	N/A	N/A
Wells Fargo Advantage Small Company Growth Portfolio	N/A	2%	N/A	N/A	N/A	96%	N/A
Wells Fargo Advantage Small Company Value Portfolio	N/A	8%	N/A	N/A	N/A	N/A	53%

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Investments in the affiliated Master Portfolios are valued daily based on each Fund’s proportionate share of each affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolios are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolios, which are included elsewhere in this report.

Notes to financial statements	Wells Fargo Advantage Equity Gateway Funds	69

Security transactions and income

Securities transactions are recorded on a trade date basis in each affiliated Master Portfolio. Realized gains or losses in each affiliated Master Portfolio are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method for each affiliated Master Portfolio. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income in each affiliated Master Portfolio is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the affiliated Master Portfolio is informed of the ex-dividend date. Dividend income from foreign securities in each affiliated Master Portfolio is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Each Fund records daily its proportionate share of each affiliated Master Portfolio’s interest and dividend income and realized and unrealized gains or losses.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Each Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed each Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to each Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At May 31, 2014, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statements of Assets and Liabilities:

	Paid-in capital	Undistributed (accumulated) net investment income (loss)	Accumulated net realized gains (losses) on investments
Diversified Equity Fund	$0	$(156,565)	$156,565
Emerging Growth Fund	0	12,704,906	(12,704,906)
Index Fund	0	(872,546)	872,546
International Value Fund	0	795,298	(795,298)
Small Company Growth Fund	0	2,014,482	(2,014,482)
Small Company Value Fund	(122,909)	(481,903)	604,812

70	Wells Fargo Advantage Equity Gateway Funds	Notes to financial statements

At May 31, 2014, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration dates:

					No expiration
	2016	2017	2018	2019	Long-term
C&B Large Cap Value Fund	$0	$0	$22,021,530	$16,296,879	$0
Index Fund	0	0	0	0	6,764,069
International Value Fund	0	4,362,398	39,532,291	4,561,591	0
Small Company Growth Fund	546,818	273,409	0	0	0
Small Company Value Fund	0	8,477,676	80,412,918	0	0

At May 31, 2014, current year deferred post-October capital losses which will be recognized on the first day of the following fiscal year were as follows:

Deferred post-October capital loss
Index Fund	$7,250,891

Class allocations

The separate classes of shares offered by each Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). Each Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

At May 31, 2014, each Fund’s investments in an affiliated Master Portfolio carried at fair value were designated as Level 2 inputs. Further details on the investments of the affiliated Master Portfolios can be found in the Portfolio of Investments or Summary Portfolio of Investments of each affiliated Master Portfolio which is contained elsewhere in this report.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended May 31, 2014, the Funds did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fees

The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC (“Funds Management”), an indirect, wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Funds.

Notes to financial statements	Wells Fargo Advantage Equity Gateway Funds	71

For each Fund that invests all of its assets in a single affiliated Master Portfolio, Funds Management does not currently receive an advisory fee. For Diversified Equity Fund which invests in multiple affiliated Master Portfolios, Funds Management is entitled to receive an annual advisory fee for providing such advisory services, including the determination of the asset allocations of its investments in the various affiliated Master Portfolios. Funds Management receives an annual advisory fee starting at 0.25% and declining to 0.19% as the average daily net assets of Diversified Equity Fund increase. For the year ended May 31, 2014, the advisory fee for Diversified Equity Fund was equivalent to an annual rate of 0.25% of its average daily net assets.

Funds Management also serves as the adviser to each affiliated Master Portfolio and is entitled to receive a fee from each affiliated Master Portfolio for those services.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from each Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of each Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.32

Funds Management has contractually waived and/or reimbursed advisory and/or administration fees to the extent necessary to maintain certain net operating expense ratios for the Funds. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through September 30, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap each Fund’s expenses as follows:

	Class A	Class B	Class C	Administrator Class	Institutional Class	Investor Class
C&B Large Cap Value Fund	1.15%	1.90%	1.90%	0.95%	0.70%	1.20%
Diversified Equity Fund	1.25	2.00	2.00	1.00	N/A	N/A
Emerging Growth Fund	1.37	N/A	2.12	1.20	0.90	1.43
Index Fund	0.56	1.31	1.31	0.25	N/A	0.45
International Value Fund	1.50	2.25	2.25	1.25	1.05	N/A
Small Company Growth Fund	1.40	2.15	2.15	1.20	0.95	N/A
Small Company Value Fund	1.40	2.15	2.15	1.20	1.00	N/A

Prior to the following dates, the expense caps for the following Funds and classes were as follows:

	Prior to	Class A	Class B	Class C
Small Company Growth Fund	October 1, 2013	1.45%	2.20%	2.20%
Small Company Value Fund	October 1, 2013	1.45	2.20	2.20

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C.

72	Wells Fargo Advantage Equity Gateway Funds	Notes to financial statements

In addition, Funds Distributor is entitled to receive the front-end sales charges from purchases of Class A shares and the contingent deferred sales charges from redemptions of Class A, Class B, and Class C shares. For the year ended May 31, 2014, Funds Distributor received the following amounts in front-end sales charges and contingent deferred sales charges.

	Front-end sales charges Class A	Contingent deferred sales charges
		Class B	Class C
C&B Large Cap Value Fund	$2,995	$6	$0
Diversified Equity Fund	5,459	8	56
Emerging Growth Fund	1,417	N/A	0
Index Fund	11,331	31	185
International Value Fund	725	0	0
Small Company Growth Fund	27,536	0	136
Small Company Value Fund	3,127	0	0

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class, and Investor Class of each applicable Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Administrator Class of the Index Fund is charged a fee at an annual rate of 0.10% of its average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities, for the year ended May 31, 2014 were as follows:

	Purchases at cost*	Sales proceeds*
C&B Large Cap Value Fund	$59,924,185	$139,202,196
Diversified Equity Fund	127,494,924	179,597,083
Emerging Growth Fund	664,575,209	748,163,347
Index Fund	119,993,070	287,344,734
International Value Fund	68,349,453	46,949,707
Small Company Growth Fund	285,079,814	185,835,622
Small Company Value Fund	50,318,846	65,313,843

*	The Funds seek to achieve their investment objective by investing some or all of their investable assets in one or more affiliated Master Portfolios. Purchases and sales related to these investments have been calculated by aggregating the results of multiplying each Fund’s ownership percentage of the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.

6. ACQUISITION

After the close of business on March 1, 2013, Small Company Growth Fund acquired the net assets of Wells Fargo Advantage Diversified Small Cap Fund. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. Shareholders holding Administrator Class shares of Wells Fargo Advantage Diversified Small Cap Fund received Institutional Class shares of Small Company Growth Fund in the reorganization. The acquisition was accomplished by a tax-free exchange of all of the shares of Wells Fargo Advantage Diversified Small Cap Fund for 301,128 Institutional Class shares of Small Company Growth Fund valued at $9,870,350 at an exchange ratio of 0.46. The investment portfolio of Wells Fargo Advantage Diversified Small Cap Fund with a fair value of $9,643,858, identified cost of $9,890,123, and unrealized losses of $246,265 at March 1, 2013 were the principal assets acquired by Small Company Growth Fund. The aggregate net assets of Wells Fargo Advantage Diversified Small Cap Fund and Small Company Growth Fund immediately prior to the acquisition were $9,870,350 and $152,550,197, respectively. The aggregate net assets of Small Company Growth Fund immediately after the acquisition were $162,420,547. For financial reporting purposes, assets received and shares issued by Small Company Growth Fund were recorded at fair value; however, the cost basis of the investments received from Wells Fargo Advantage Diversified Small Cap Fund was carried forward to align ongoing reporting of Small Company Growth Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Notes to financial statements	Wells Fargo Advantage Equity Gateway Funds	73

Assuming the acquisition had been completed June 1, 2012, the beginning of the annual reporting period for Small Company Growth Fund, the pro forma results of operations for the year ended May 31, 2013 would have been:

Net investment loss	$(381,440)
Net realized and unrealized gains (losses) on investments	$41,583,507
Net increase in net assets resulting from operations	$41,202,067

7. BANK BORROWINGS

The Trust (excluding Diversified Equity Fund, the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company. Diversified Equity Fund and certain other funds in the Trust are parties to a $25,000,000 revolving credit agreement with Bank of New York Mellon. Under each agreement, the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under each credit agreement is charged to each Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, the applicable Funds pay an annual commitment fee equal to 0.10% under the credit agreement with State Street Bank and Trust Company and an annual commitment fee equal to 0.15% under the credit agreement with Bank of New York Mellon. The annual commitment fee applied on the unused balance is allocated to each participating fund. For the year ended May 31, 2014, the Funds paid the following amounts in commitment fees:

Commitment fee
C&B Large Cap Value Fund	$466
Diversified Equity Fund	972
Emerging Growth Fund	1,682
Index Fund	4,075
International Value Fund	812
Small Company Growth Fund	430
Small Company Value Fund	201

For the year ended May 31, 2014, there were no borrowings by the Funds under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended May 31, 2014 and May 31, 2013 were as follows:

	Ordinary income		Long-term capital gain
	2014	2013	2014	2013
C&B Large Cap Value Fund	$3,192,138	$4,482,883	$0	$0
Diversified Equity Fund	14,038,401	5,436,165	24,155,610	18,698,099
Emerging Growth Fund	0	0	74,269,501	44,109,041
Index Fund	47,553,522	49,631,942	62,613,058	41,881,258
International Value Fund	9,253,476	7,996,393	0	0
Small Company Growth Fund	7,473,758	0	5,686,971	273,170
Small Company Value Fund	0	56,065	0	0

74	Wells Fargo Advantage Equity Gateway Funds	Notes to financial statements

As of May 31, 2014, the components of distributable earnings on a tax basis were as follows:

	Undistributed ordinary income	Undistributed long-term gain	Unrealized gains	Post-October capital losses deferred	Capital loss carryforward
C&B Large Cap Value Fund	$1,143,950	$0	$78,237,900	$0	$(38,318,409)
Diversified Equity Fund	5,773,721	11,135,285	68,529,421	0	0
Emerging Growth Fund	10,973,787	19,515,545	206,285,862	0	0
Index Fund	18,033,109	0	1,356,617,399	(7,250,891)	(6,764,069)
International Value Fund	8,942,299	0	39,945,211	0	(48,456,280)
Small Company Growth Fund	1,846,056	11,228,465	14,777,379	0	(820,227)
Small Company Value Fund	0	0	17,128,792	0	(88,890,594)

9. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. Through their investments in affiliated Master Portfolio(s), Funds that invest a substantial portion of their assets in a sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Advantage Equity Gateway Funds	75

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Wells Fargo Advantage C&B Large Cap Value Fund, Wells Fargo Advantage Diversified Equity Fund, Wells Fargo Advantage Emerging Growth Fund, Wells Fargo Advantage Index Fund, Wells Fargo Advantage International Value Fund, Wells Fargo Advantage Small Company Growth Fund, and Wells Fargo Advantage Small Company Value Fund, seven of the funds constituting the Wells Fargo Funds Trust (the “Funds”), as of May 31, 2014, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, the period from October 1, 2010 through May 31, 2011, and each of the years in the two year-period ended September 30, 2010 (except for the Wells Fargo Index Fund which is for each of the years in the three-year period then ended, for the period August 1, 2010 through May 31, 2011, and for each of the years in the two-year period ended July 31, 2010. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included agreement of investments owned as of May 31, 2014 to the Master Portfolios’ records (see Note 1). An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of the Wells Fargo Funds Trust as of May 31, 2014, the results of their operations, changes in their net assets, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 28, 2014

76	Wells Fargo Advantage Equity Gateway Funds	Portfolio of investments—May 31, 2014

C&B LARGE CAP VALUE PORTFOLIO

Security name	Shares	Value

Common Stocks: 93.99%

Consumer Discretionary: 14.06%

Hotels, Restaurants & Leisure: 4.56%
Carnival Corporation	181,400	$7,261,442
McDonald’s Corporation	70,900	7,191,387

		14,452,829

Household Durables: 1.14%
NVR Incorporated †	3,245	3,613,762

Media: 4.73%
Omnicom Group Incorporated	119,900	8,530,885
Twenty-First Century Fox Incorporated	182,200	6,451,702

		14,982,587

Multiline Retail: 2.35%
Kohl’s Corporation	137,100	7,463,724

Specialty Retail: 1.28%
PetSmart Incorporated	70,500	4,051,635

Consumer Staples: 11.37%

Beverages: 2.16%
Coca-Cola Enterprises Incorporated	66,600	3,039,624
Diageo plc ADR	29,600	3,812,184

		6,851,808

Food Products: 2.38%
Unilever NV ADR	173,800	7,544,658

Household Products: 4.35%
Colgate-Palmolive Company	67,100	4,589,640
Henkel AG & Company KGaA ADR «	51,200	5,171,200
Procter & Gamble Company	49,900	4,031,421

		13,792,261

Tobacco: 2.48%
Philip Morris International	88,600	7,844,644

Energy: 7.23%

Oil, Gas & Consumable Fuels: 7.23%
Chevron Corporation	42,300	5,194,017
Devon Energy Corporation	112,700	8,328,530
Exxon Mobil Corporation	58,400	5,870,952
World Fuel Services Corporation	76,300	3,537,268

		22,930,767

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2014	Wells Fargo Advantage Equity Gateway Funds	77

C&B LARGE CAP VALUE PORTFOLIO

Security name	Shares	Value

Financials: 23.34%

Banks: 6.94%
Bank of America Corporation	334,100	$5,058,274
JPMorgan Chase & Company	172,900	9,608,053
PNC Financial Services Group Incorporated	86,000	7,333,220

		21,999,547

Capital Markets: 4.78%
Charles Schwab Corporation	188,700	4,757,127
State Street Corporation	159,100	10,384,457

		15,141,584

Consumer Finance: 2.30%
American Express Company	79,600	7,283,400

Diversified Financial Services: 2.15%
Berkshire Hathaway Incorporated Class B †	53,000	6,802,020

Insurance: 7.17%
Axis Capital Holdings Limited	67,350	3,097,427
RenaissanceRe Holdings Limited	70,400	7,333,568
The Progressive Corporation	311,900	7,806,857
Willis Group Holdings plc	107,300	4,500,162

		22,738,014

Health Care: 12.68%

Health Care Equipment & Supplies: 3.65%
Baxter International Incorporated	102,900	7,656,789
Becton Dickinson & Company	33,100	3,895,870

		11,552,659

Health Care Providers & Services: 6.42%
Cardinal Health Incorporated	103,000	7,274,890
Laboratory Corporation of America Holdings †	64,400	6,606,152
UnitedHealth Group Incorporated	81,400	6,481,882

		20,362,924

Pharmaceuticals: 2.61%
Johnson & Johnson	81,600	8,279,136

Industrials: 9.64%

Air Freight & Logistics: 1.94%
United Parcel Service Incorporated Class B	59,200	6,149,696

Commercial Services & Supplies: 2.12%
Cintas Corporation	108,000	6,708,960

Industrial Conglomerates: 2.71%
3M Company	60,400	8,610,020

The accompanying notes are an integral part of these financial statements.

78	Wells Fargo Advantage Equity Gateway Funds	Portfolio of investments—May 31, 2014

C&B LARGE CAP VALUE PORTFOLIO

Security name		Shares	Value

Machinery: 2.87%
Illinois Tool Works Incorporated		51,400	$4,448,670
Parker Hannifin Corporation		37,100	4,646,033

			9,094,703

Information Technology: 8.61%

Communications Equipment: 1.64%
QUALCOMM Incorporated		64,700	5,205,115

IT Services: 4.45%
Fiserv Incorporated †		117,000	7,032,870
Western Union Company		436,100	7,051,737

			14,084,607

Semiconductors & Semiconductor Equipment: 1.00%
Lam Research Corporation †		51,100	3,170,244

Software: 1.52%
Microsoft Corporation		117,600	4,814,544

Materials: 7.06%

Containers & Packaging: 7.06%
Ball Corporation		104,200	6,289,512
Crown Holdings Incorporated †		205,600	10,043,560
Rock-Tenn Company Class A		59,900	6,051,697

			22,384,769

Total Common Stocks (Cost $199,176,083)			297,910,617

	Dividend yield

Preferred Stocks: 0.50%

Consumer Staples: 0.50%

Household Products: 0.50%
Henkel AG & Company KGaA ADR ±	0.01%	13,600	1,572,414

Total Preferred Stocks (Cost $597,017)			1,572,414

	Yield
Short-Term Investments: 4.26%

Investment Companies: 4.26%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.07	13,450,821	13,450,821
Wells Fargo Securities Lending Cash Investments, LLC (r)(v)(l)(u)	0.10	62,700	62,700

Total Short-Term Investments (Cost $13,513,521)			13,513,521

Total investments in securities
(Cost $213,286,621) *	98.75%	312,996,552
Other assets and liabilities, net	1.25	3,951,903

Total net assets	100.00%	$316,948,455

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2014	Wells Fargo Advantage Equity Gateway Funds	79

C&B LARGE CAP VALUE PORTFOLIO

†	Non-income-earning security

«	All or a portion of this security is on loan.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(l)	Represents an affiliate of the Fund under Sections 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940, as amended

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

(v)	Security represents investment of cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $222,399,035 and unrealized gains (losses) consists of:

Gross unrealized gains	$101,144,386
Gross unrealized losses	(10,546,869)

Net unrealized gains	$90,597,517

The accompanying notes are an integral part of these financial statements.

80	Wells Fargo Advantage Equity Gateway Funds	Portfolio of investments—May 31, 2014

DIVERSIFIED LARGE CAP GROWTH PORTFOLIO

Security name	Shares	Value

Common Stocks: 92.97%

Consumer Discretionary: 21.99%

Auto Components: 1.00%
BorgWarner Incorporated	1,860	$116,975
Delphi Automotive plc	19,120	1,320,427

		1,437,402

Distributors: 0.34%
LKQ Corporation †	17,530	486,282

Hotels, Restaurants & Leisure: 4.21%
Chipotle Mexican Grill Incorporated †	3,740	2,046,117
Hilton Worldwide Holdings Incorporated †	5,388	121,877
Las Vegas Sands Corporation	12,710	972,569
Marriott International Incorporated Class A	8,900	548,418
Starbucks Corporation	21,654	1,585,939
Wynn Resorts Limited	3,540	760,994

		6,035,914

Internet & Catalog Retail: 4.70%
Amazon.com Incorporated †	8,770	2,741,064
Netflix Incorporated †	2,980	1,245,133
priceline.com Incorporated †	2,150	2,749,055

		6,735,252

Media: 3.76%
CBS Corporation Class B	13,090	780,295
Liberty Global plc Class C †	31,460	1,346,488
The Walt Disney Company	14,060	1,181,181
Time Warner Incorporated	13,420	937,119
Twenty-First Century Fox Incorporated	32,530	1,151,887

		5,396,970

Multiline Retail: 1.81%
Dollar Tree Incorporated †	38,050	2,017,792
Nordstrom Incorporated	8,500	578,510

		2,596,302

Specialty Retail: 3.49%
Cabela’s Incorporated «†	7,230	442,693
CarMax Incorporated †	37,280	1,651,877
O’Reilly Automotive Incorporated †	4,820	713,119
TJX Companies Incorporated	20,140	1,096,623
Tractor Supply Company	16,900	1,098,838

		5,003,150

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2014	Wells Fargo Advantage Equity Gateway Funds	81

DIVERSIFIED LARGE CAP GROWTH PORTFOLIO

Security name	Shares	Value

Textiles, Apparel & Luxury Goods: 2.68%
Michael Kors Holdings Limited †	7,005	$661,132
Nike Incorporated Class B	27,530	2,117,332
Under Armour Incorporated Class A †	7,330	372,291
VF Corporation	11,110	700,152

		3,850,907

Consumer Staples: 4.90%

Beverages: 1.23%
Constellation Brands Incorporated Class A †	21,030	1,769,254

Food & Staples Retailing: 2.81%
Costco Wholesale Corporation	12,610	1,463,012
Sprouts Farmers Market Incorporated †	13,983	378,939
Walgreen Company	10,450	751,460
Whole Foods Market Incorporated	37,440	1,431,706

		4,025,117

Household Products: 0.40%
Colgate-Palmolive Company	8,300	567,720

Personal Products: 0.46%
Estee Lauder Companies Incorporated Class A	8,650	662,763

Energy: 5.11%

Energy Equipment & Services: 1.11%
Halliburton Company	14,090	910,778
Schlumberger Limited	6,620	688,745

		1,599,523

Oil, Gas & Consumable Fuels: 4.00%
Antero Resources Corporation †	14,032	862,968
Concho Resources Incorporated †	12,940	1,705,492
Continental Resources Incorporated «†	2,210	310,196
EOG Resources Incorporated	1,680	177,744
Pioneer Natural Resources Company	12,750	2,679,540

		5,735,940

Financials: 7.11%

Banks: 0.42%
First Republic Bank	11,940	607,268

Capital Markets: 2.25%
Affiliated Managers Group Incorporated †	4,390	827,954
Ameriprise Financial Incorporated	4,590	516,880
Northern Trust Corporation	6,400	386,560
TD Ameritrade Holding Corporation	49,450	1,500,313

		3,231,707

The accompanying notes are an integral part of these financial statements.

82	Wells Fargo Advantage Equity Gateway Funds	Portfolio of investments—May 31, 2014

DIVERSIFIED LARGE CAP GROWTH PORTFOLIO

Security name	Shares	Value

Consumer Finance: 2.83%
American Express Company	31,570	$2,888,655
Discover Financial Services	19,700	1,164,861

		4,053,516

Diversified Financial Services: 0.69%
IntercontinentalExchange Incorporated	5,050	991,820

Insurance: 0.73%
Aon plc	11,700	1,052,298

REITs: 0.19%
American Tower Corporation	2,950	264,409

Health Care: 13.98%

Biotechnology: 7.53%
Alexion Pharmaceuticals Incorporated †	19,100	3,176,712
Biogen Idec Incorporated †	7,690	2,455,955
BioMarin Pharmaceutical Incorporated †	3,660	212,134
Celgene Corporation †	13,450	2,058,254
Gilead Sciences Incorporated †	18,080	1,468,277
Medivation Incorporated †	2,120	154,400
Regeneron Pharmaceuticals Incorporated †	4,160	1,276,954

		10,802,686

Health Care Equipment & Supplies: 1.22%
Boston Scientific Corporation †	47,880	614,300
Covidien plc	15,580	1,139,054

		1,753,354

Health Care Providers & Services: 1.18%
AmerisourceBergen Corporation	12,983	950,096
Catamaran Corporation †	13,730	600,825
Envision Healthcare Holdings Incorporated †	3,982	137,299

		1,688,220

Health Care Technology: 0.80%
Cerner Corporation †	21,290	1,150,725

Life Sciences Tools & Services: 0.65%
Mettler-Toledo International Incorporated †	1,910	467,988
Quintiles Transnational Holdings Incorporated †	9,054	461,573

		929,561

Pharmaceuticals: 2.60%
Abbvie Incorporated	20,610	1,119,741
Allergan Incorporated	1,440	241,142
Jazz Pharmaceuticals plc †	1,660	235,488
Merck & Company Incorporated	8,680	502,225
Perrigo Company plc	10,090	1,394,438
Shire plc ADR	1,370	237,544

		3,730,578

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2014	Wells Fargo Advantage Equity Gateway Funds	83

DIVERSIFIED LARGE CAP GROWTH PORTFOLIO

Security name	Shares	Value

Industrials: 11.80%

Aerospace & Defense: 3.22%
Precision Castparts Corporation	8,503	$2,151,089
The Boeing Company	7,440	1,006,260
United Technologies Corporation	12,640	1,469,021

		4,626,370

Air Freight & Logistics: 0.69%
United Parcel Service Incorporated Class B	9,460	982,705

Airlines: 1.03%
Delta Air Lines Incorporated	26,370	1,052,427
Southwest Airlines Company	15,920	421,084

		1,473,511

Building Products: 0.16%
Fortune Brands Home & Security Incorporated	5,890	235,482

Commercial Services & Supplies: 0.32%
Tyco International Limited	10,650	464,766

Electrical Equipment: 0.55%
Eaton Corporation plc	9,820	723,636
Rockwell Automation Incorporated	520	62,962

		786,598

Industrial Conglomerates: 0.65%
Danaher Corporation	11,920	934,886

Machinery: 1.24%
Cummins Incorporated	6,986	1,068,369
Flowserve Corporation	5,800	427,692
Pentair Limited	3,860	288,110

		1,784,171

Professional Services: 0.19%
Verisk Analytics Incorporated Class A †	4,660	275,825

Road & Rail: 3.11%
CSX Corporation	18,420	541,548
Genesee & Wyoming Incorporated Class A †	3,330	324,176
Kansas City Southern	8,150	876,288
Norfolk Southern Corporation	10,000	1,007,500
Union Pacific Corporation	8,570	1,707,744

		4,457,256

Trading Companies & Distributors: 0.64%
W.W. Grainger Incorporated	3,530	912,046

The accompanying notes are an integral part of these financial statements.

84	Wells Fargo Advantage Equity Gateway Funds	Portfolio of investments—May 31, 2014

DIVERSIFIED LARGE CAP GROWTH PORTFOLIO

Security name	Shares	Value

Information Technology: 23.40%

Communications Equipment: 1.21%
F5 Networks Incorporated †	2,660	$288,743
QUALCOMM Incorporated	17,951	1,444,158

		1,732,901

Electronic Equipment, Instruments & Components: 0.03%
Trimble Navigation Limited †	1,370	49,416

Internet Software & Services: 8.84%
Akamai Technologies Incorporated †	10,430	566,766
eBay Incorporated †	20,780	1,054,169
Facebook Incorporated Class A †	48,670	3,080,811
Google Incorporated Class A †	6,234	3,563,666
Google Incorporated Class C †	5,734	3,216,659
MercadoLibre Incorporated «	2,490	211,824
Pandora Media Incorporated †	33,340	817,830
Rackspace Hosting Incorporated †	1,860	67,871
Yelp Incorporated †	1,470	97,241

		12,676,837

IT Services: 6.02%
Accenture plc	8,480	690,696
Alliance Data Systems Corporation †	4,700	1,203,435
Cognizant Technology Solutions Corporation Class A †	28,790	1,399,482
MasterCard Incorporated Class A	22,670	1,733,122
Vantiv Incorporated Class A †	26,680	826,813
Visa Incorporated Class A	12,970	2,786,345

		8,639,893

Semiconductors & Semiconductor Equipment: 1.72%
ARM Holdings plc ADR	16,380	756,756
Microchip Technology Incorporated «	29,890	1,422,764
Texas Instruments Incorporated	2,660	124,348
Xilinx Incorporated	3,470	162,951

		2,466,819

Software: 3.50%
Adobe Systems Incorporated †	19,210	1,239,813
Concur Technologies Incorporated †	2,040	174,155
NetSuite Incorporated †	2,780	223,762
Salesforce.com Incorporated †	39,744	2,091,727
ServiceNow Incorporated †	16,110	842,714
Splunk Incorporated †	8,070	337,810
Tableau Software Incorporated Class A †	1,800	104,472

		5,014,453

Technology Hardware, Storage & Peripherals: 2.08%
Apple Incorporated	4,711	2,982,063

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2014	Wells Fargo Advantage Equity Gateway Funds	85

DIVERSIFIED LARGE CAP GROWTH PORTFOLIO

Security name		Shares	Value

Materials: 3.74%

Chemicals: 3.74%
Airgas Incorporated		2,730	$290,254
Ecolab Incorporated		5,860	639,853
Monsanto Company		23,370	2,847,635
Praxair Incorporated		11,990	1,585,558
			5,363,300

Telecommunication Services: 0.94%

Wireless Telecommunication Services: 0.94%
SBA Communications Corporation Class A †		13,243	1,344,159

Total Common Stocks (Cost $91,832,121)			133,362,095

	Yield
Short-Term Investments: 3.78%

Investment Companies: 3.78%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (u)(l)	0.07%	3,378,389	3,378,389
Wells Fargo Securities Lending Cash Investments, LLC (v)(r)(u)(l)	0.10	2,039,385	2,039,385

Total Short-Term Investments (Cost $5,417,774)			5,417,774

Total investments in securities
(Cost $97,249,895) *	96.75%	138,779,869
Other assets and liabilities, net	3.25	4,668,475

Total net assets	100.00%	$143,448,344

†	Non-income-earning security

«	All or a portion of this security is on loan.

(u)	Rate shown is the 7-day annualized yield at period end.

(l)	Represents an affiliate of the Fund under Sections 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940, as amended

(v)	Security represents investment of cash collateral received from securities on loan.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

*	Cost for federal income tax purposes is $97,613,876 and unrealized gains (losses) consists of:

Gross unrealized gains	$42,194,721
Gross unrealized losses	(1,028,728)

Net unrealized gains	$41,165,993

The accompanying notes are an integral part of these financial statements.

86	Wells Fargo Advantage Equity Gateway Funds	Portfolio of investments—May 31, 2014

EMERGING GROWTH PORTFOLIO

Security name	Shares	Value

Common Stocks: 97.42%

Consumer Discretionary: 12.29%

Auto Components: 1.15%
Gentherm Incorporated †	307,600	$12,651,588

Diversified Consumer Services: 2.05%
Grand Canyon Education Incorporated †	385,600	16,985,680
LifeLock Incorporated †	491,700	5,516,874

		22,502,554

Hotels, Restaurants & Leisure: 3.23%
Fiesta Restaurant Group Incorporated †	493,465	19,871,836
Multimedia Games Holding Company †	454,100	13,055,375
Zoe’s Kitchen Incorporated «†	82,692	2,422,876

		35,350,087

Internet & Catalog Retail: 1.95%
HomeAway Incorporated †	487,845	15,025,626
RetailMeNot Incorporated †	248,607	6,339,479

		21,365,105

Media: 2.10%
IMAX Corporation «†	877,010	23,003,972

Specialty Retail: 1.36%
DSW Incorporated Class A	165,500	4,145,775
Five Below Incorporated «†	296,597	10,736,811

		14,882,586

Textiles, Apparel & Luxury Goods: 0.45%
Oxford Industries Incorporated	77,700	4,967,361

Consumer Staples: 2.06%

Food & Staples Retailing: 1.12%
United Natural Foods Incorporated †	182,200	12,282,102

Food Products: 0.94%
Annie’s Incorporated †	312,900	10,238,088

Energy: 6.53%

Oil, Gas & Consumable Fuels: 6.53%
Athlon Energy Incorporated †	187,405	8,144,621
Bonanza Creek Energy Incorporated †	267,700	14,354,074
Diamondback Energy Incorporated †	314,057	23,705,022
Kodiak Oil & Gas Corporation †	518,100	6,595,413
Laredo Petroleum Holdings Incorporated †	349,531	9,671,523
Oasis Petroleum Incorporated †	173,600	8,593,200
Parsley Energy Incorporated Class A †	23,548	559,736

		71,623,589

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2014	Wells Fargo Advantage Equity Gateway Funds	87

EMERGING GROWTH PORTFOLIO

Security name	Shares	Value

Financials: 7.86%

Capital Markets: 2.43%
Financial Engines Incorporated	653,330	$26,590,531

Consumer Finance: 2.54%
Encore Capital Group Incorporated «†	103,300	4,471,857
Portfolio Recovery Associates Incorporated †	419,900	23,426,221

		27,898,078

Diversified Financial Services: 2.89%
MarketAxess Holdings Incorporated	594,351	31,708,626

Health Care: 29.47%

Biotechnology: 4.45%
Exact Sciences Corporation «†	169,453	2,284,226
Foundation Medicine Incorporated «†	208,400	4,945,332
Hyperion Therapeutics Incorporated †	239,823	7,019,619
Ligand Pharmaceuticals Incorporated †	182,500	12,174,575
NPS Pharmaceuticals Incorporated †	718,700	22,373,131

		48,796,883

Health Care Equipment & Supplies: 9.90%
Align Technology Incorporated †	94,200	5,144,262
Cardiovascular Systems Incorporated †	479,658	13,454,407
Cynosure Incorporated Class A †	769,678	16,763,587
DexCom Incorporated †	604,070	20,393,403
Endologix Incorporated †	678,294	8,858,520
Novadaq Technologies Incorporated †	472,624	6,886,132
NxStage Medical Incorporated †	372,460	5,113,876
Oxford Immunotec Global plc †	264,771	4,601,720
Spectranetics Corporation †	747,314	16,022,412
Tandem Diabetes Care Incorporated «†	337,737	5,484,849
Veracyte Incorporated †	384,325	5,849,427

		108,572,595

Health Care Providers & Services: 7.01%
Acadia Healthcare Company Incorporated †	752,200	32,073,808
ExamWorks Group Incorporated †	496,428	14,704,197
MWI Veterinary Supply Incorporated †	108,100	15,081,031
Team Health Holdings Incorporated †	295,000	14,977,150

		76,836,186

Health Care Technology: 2.24%
Medidata Solutions Incorporated †	633,900	24,512,913

Life Sciences Tools & Services: 1.44%
Cambrex Corporation †	278,400	5,982,816
ICON plc ADR †	231,800	9,798,186

		15,781,002

The accompanying notes are an integral part of these financial statements.

88	Wells Fargo Advantage Equity Gateway Funds	Portfolio of investments—May 31, 2014

EMERGING GROWTH PORTFOLIO

Security name	Shares	Value

Pharmaceuticals: 4.43%
AcelRx Pharmaceuticals Incorporated «†	357,730	$3,291,116
Akorn Incorporated «†	1,166,134	32,616,768
Auxilium Pharmaceuticals Incorporated «†	260,000	5,818,800
Lannett Company Incorporated †	162,969	6,808,845

		48,535,529

Industrials: 12.21%

Electrical Equipment: 1.59%
Power Solutions International Incorporated †	224,299	17,493,079

Machinery: 3.48%
Proto Labs Incorporated †	206,355	13,615,303
The Middleby Corporation †	102,950	24,586,519

		38,201,822

Professional Services: 6.09%
Barrett Business Services Incorporated	86,000	4,055,760
Corporate Executive Board Company	339,346	23,133,217
On Assignment Incorporated †	832,813	29,356,658
Paylocity Holding Corporation †	262,933	5,119,306
Wageworks Incorporated †	125,050	5,062,024

		66,726,965

Trading Companies & Distributors: 1.05%
DXP Enterprises Incorporated †	164,816	11,466,249

Information Technology: 27.00%

Electronic Equipment, Instruments & Components: 1.30%
Cognex Corporation †	200,600	7,221,600
Methode Electronics Incorporated	70,044	2,181,871
Universal Display Corporation «†	185,200	4,844,832

		14,248,303

Internet Software & Services: 9.92%
Aerohive Networks Incorporated «†	390,325	3,887,637
Borderfree Incorporated †	209,663	3,128,172
CoStar Group Incorporated †	17,520	2,777,796
DealerTrack Holdings Incorporated †	259,000	10,284,890
Demandware Incorporated †	368,300	22,425,787
Envestnet Incorporated †	689,492	27,952,006
OpenTable Incorporated †	116,300	7,879,325
SciQuest Incorporated †	124,018	2,099,625
SPS Commerce Incorporated †	497,432	28,298,904

		108,734,142

IT Services: 2.31%
InterXion Holding NV †	150,300	3,951,387
Maximus Incorporated	336,100	15,016,948
Wex Incorporated †	65,821	6,337,904

		25,306,239

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2014	Wells Fargo Advantage Equity Gateway Funds	89

EMERGING GROWTH PORTFOLIO

Security name		Shares	Value

Semiconductors & Semiconductor Equipment: 2.19%
Ambarella Incorporated «†		119,500	$3,099,830
Cavium Incorporated †		115,800	5,671,884
Hittite Microwave Corporation		107,500	6,321,000
Veeco Instruments Incorporated †		267,100	8,899,772

			23,992,486

Software: 11.28%
Aspen Technology Incorporated †		244,900	10,528,251
Callidus Software Incorporated †		780,467	8,202,708
Fleetmatics Group plc †		611,020	17,414,070
Guidewire Software Incorporated †		252,401	9,533,186
Imperva Incorporated †		72,200	1,507,536
Proofpoint Incorporated †		822,500	26,254,200
PROS Holdings Incorporated †		439,422	10,106,706
Synchronoss Technologies Incorporated †		438,801	13,931,932
Tyler Technologies Incorporated †		175,025	13,674,703
Ultimate Software Group Incorporated †		98,170	12,480,352

			123,633,644

Total Common Stocks (Cost $831,018,730)			1,067,902,304

	Yield
Short-Term Investments: 9.40%

Investment Companies: 9.40%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.07%	27,372,472	27,372,472
Wells Fargo Securities Lending Cash Investments, LLC (v)(r)(l)(u)	0.10	75,664,545	75,664,545

Total Short-Term Investments (Cost $103,037,017)			103,037,017

Total investments in securities
(Cost $934,055,747) *	106.82%	1,170,939,321
Other assets and liabilities, net	(6.82)	(74,740,668)

Total net assets	100.00%	$1,096,198,653

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	Represents an affiliate of the Fund under Sections 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940, as amended

(u)	Rate shown is the 7-day annualized yield at period end.

(v)	Security represents investment of cash collateral received from securities on loan.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

*	Cost for federal income tax purposes is $936,787,642 and unrealized gains (losses) consists of:

Gross unrealized gains	$265,697,014
Gross unrealized losses	(31,545,335)

Net unrealized gains	$234,151,679

The accompanying notes are an integral part of these financial statements.

90	Wells Fargo Advantage Equity Gateway Funds	Summary Portfolio of investments—May 31, 2014

INDEX PORTFOLIO

The Summary Portfolio of Investments shows the 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the total net assets as of the report date. The remaining securities held are grouped as “Other securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by accessing the following website:

http://a584.g.akamai.net/f/584/1326/1d/www.wellsfargoadvantagefunds.com/pdf/ann/holdings/index.pdf or by calling Wells Fargo Advantage Funds at 1-800-222-8222. This complete schedule, filed on the Form N-CSR, is also available on the SEC’s website at sec.gov.

Security name	Shares	Value	Percent of net assets

Common Stocks: 99.06%

Consumer Discretionary: 11.82%

Auto Components: 0.42%
Other securities		$11,954,230	0.42%

Automobiles: 0.73%
Other securities		20,574,391	0.73

Distributors: 0.08%
Other securities		2,174,048	0.08

Diversified Consumer Services: 0.06%
Other securities		1,821,112	0.06

Hotels, Restaurants & Leisure: 1.67%
McDonald’s Corporation	162,161	16,447,990	0.58
Other securities		31,064,163	1.09

		47,512,153	1.67

Household Durables: 0.39%
Other securities		11,023,357	0.39

Internet & Catalog Retail: 1.31%
Amazon.com Incorporated †	60,941	19,047,110	0.67
Other securities		18,009,991	0.64

		37,057,101	1.31

Leisure Products: 0.11%
Other securities		3,190,270	0.11

Media: 3.58%
Comcast Corporation Class A	427,002	22,289,504	0.78
The Walt Disney Company	266,929	22,424,705	0.79
Other securities		56,805,383	2.01

		101,519,592	3.58

Multiline Retail: 0.64%
Other securities		18,204,044	0.64

Specialty Retail: 2.02%
Home Depot Incorporated	230,694	18,508,580	0.65
Other securities		38,725,488	1.37

		57,234,068	2.02

The accompanying notes are an integral part of these financial statements.

Summary Portfolio of investments—May 31, 2014	Wells Fargo Advantage Equity Gateway Funds	91

INDEX PORTFOLIO

Security name	Shares	Value	Percent of net assets

Textiles, Apparel & Luxury Goods: 0.81%
Other securities		$23,043,927	0.81%

Consumer Staples: 9.65%

Beverages: 2.08%
PepsiCo Incorporated	249,409	22,030,297	0.78
The Coca-Cola Company	620,721	25,393,696	0.89
Other securities		11,648,906	0.41

		59,072,899	2.08

Food & Staples Retailing: 2.31%
CVS Caremark Corporation	193,704	15,170,897	0.54
Wal-Mart Stores Incorporated	265,040	20,347,121	0.72
Other securities		29,917,045	1.05

		65,435,063	2.31

Food Products: 1.66%
Other securities		47,214,110	1.66

Household Products: 1.92%
Procter & Gamble Company	444,180	35,885,302	1.26
Other securities		18,672,272	0.66

		54,557,574	1.92

Personal Products: 0.15%
Other securities		4,223,955	0.15

Tobacco: 1.53%
Altria Group Incorporated	326,467	13,567,969	0.48
Philip Morris International	259,685	22,992,510	0.81
Other securities		6,731,122	0.24

		43,291,601	1.53

Energy: 10.39%

Energy Equipment & Services: 1.99%
Schlumberger Limited	214,165	22,281,727	0.78
Other securities		34,148,355	1.21

		56,430,082	1.99

Oil, Gas & Consumable Fuels: 8.40%
Chevron Corporation	312,751	38,402,695	1.35
ConocoPhillips Company	200,859	16,056,668	0.57
Exxon Mobil Corporation	707,900	71,165,187	2.51
Occidental Petroleum Corporation	130,195	12,979,140	0.46
Other securities		99,727,480	3.51

		238,331,170	8.40

The accompanying notes are an integral part of these financial statements.

92	Wells Fargo Advantage Equity Gateway Funds	Summary Portfolio of investments—May 31, 2014

INDEX PORTFOLIO

Security name	Shares	Value	Percent of net assets

Financials: 15.80%

Banks: 5.83%
Bank of America Corporation	1,731,259	$26,211,261	0.92%
Citigroup Incorporated	497,429	23,662,698	0.84
JPMorgan Chase & Company	620,353	34,473,016	1.22
Wells Fargo & Company (l)	784,410	39,832,340	1.40
Other securities		41,243,800	1.45

		165,423,115	5.83

Capital Markets: 2.03%
Other securities		57,542,765	2.03

Consumer Finance: 0.94%
American Express Company	149,699	13,697,459	0.48
Other securities		13,073,904	0.46

		26,771,363	0.94

Diversified Financial Services: 1.89%
Berkshire Hathaway Incorporated Class B †	294,904	37,847,979	1.33
Other securities		15,727,847	0.56

		53,575,826	1.89

Insurance: 2.81%
American International Group Incorporated	239,842	12,968,257	0.46
Other securities		66,797,365	2.35

		79,765,622	2.81

Real Estate Management & Development: 0.05%
Other securities		1,363,121	0.05

REITs: 2.20%
Other securities		62,432,926	2.20

Thrifts & Mortgage Finance: 0.05%
Other securities		1,491,502	0.05

Health Care: 13.14%

Biotechnology: 2.45%
Amgen Incorporated	123,684	14,346,107	0.50
Gilead Sciences Incorporated †	251,995	20,464,514	0.72
Other securities		34,687,720	1.23

		69,498,341	2.45

Health Care Equipment & Supplies: 2.05%
Other securities		58,216,939	2.05

Health Care Providers & Services: 2.07%
UnitedHealth Group Incorporated	162,048	12,903,882	0.45
Other securities		45,905,235	1.62

		58,809,117	2.07

The accompanying notes are an integral part of these financial statements.

Summary Portfolio of investments—May 31, 2014	Wells Fargo Advantage Equity Gateway Funds	93

INDEX PORTFOLIO

Security name	Shares	Value	Percent of net assets

Health Care Technology: 0.09%
Other securities		$2,619,101	0.09%

Life Sciences Tools & Services: 0.45%
Other securities		12,842,647	0.45

Pharmaceuticals: 6.03%
Abbvie Incorporated	260,229	14,138,242	0.50
Bristol-Myers Squibb Company	269,326	13,396,275	0.47
Johnson & Johnson	463,427	47,019,303	1.66
Merck & Company Incorporated	481,729	27,872,840	0.98
Pfizer Incorporated	1,045,643	30,982,402	1.09
Other securities		37,510,068	1.33

		170,919,130	6.03

Industrials: 10.60%

Aerospace & Defense: 2.73%
Boeing Company	112,041	15,153,545	0.54
United Technologies Corporation	137,938	16,031,154	0.57
Other securities		46,126,643	1.62

		77,311,342	2.73

Air Freight & Logistics: 0.76%
Other securities		21,620,075	0.76

Airlines: 0.30%
Other securities		8,594,961	0.30

Building Products: 0.07%
Other securities		2,013,755	0.07

Commercial Services & Supplies: 0.47%
Other securities		13,396,509	0.47

Construction & Engineering: 0.15%
Other securities		4,373,218	0.15

Electrical Equipment: 0.65%
Other securities		18,306,241	0.65

Industrial Conglomerates: 2.42%
3M Company	103,133	14,701,609	0.52
General Electric Company	1,643,615	44,032,446	1.55
Other securities		10,028,421	0.35

		68,762,476	2.42

Machinery: 1.72%
Other securities		48,803,375	1.72

Professional Services: 0.19%
Other securities		5,324,363	0.19

The accompanying notes are an integral part of these financial statements.

94	Wells Fargo Advantage Equity Gateway Funds	Summary Portfolio of investments—May 31, 2014

INDEX PORTFOLIO

Security name	Shares	Value	Percent of net assets

Road & Rail: 0.97%
Union Pacific Corporation	74,547	$14,854,981	0.52%
Other securities		12,665,763	0.45

		27,520,744	0.97

Trading Companies & Distributors: 0.17%
Other securities		4,772,199	0.17

Information Technology: 18.68%

Communications Equipment: 1.77%
Cisco Systems Incorporated	843,877	20,776,252	0.73
QUALCOMM Incorporated	277,031	22,287,144	0.78
Other securities		7,090,222	0.26

		50,153,618	1.77

Electronic Equipment, Instruments & Components: 0.44%
Other securities		12,428,598	0.44

Internet Software & Services: 3.09%
Facebook Incorporated Class A †	279,856	17,714,885	0.62
Google Incorporated Class A †	46,243	26,434,811	0.93
Google Incorporated Class C †	46,243	25,941,398	0.91
Other securities		17,632,021	0.63

		87,723,115	3.09

IT Services: 3.40%
International Business Machines Corporation	160,356	29,563,232	1.04
Visa Incorporated Class A	83,039	17,839,268	0.63
Other securities		49,023,952	1.73

		96,426,452	3.40

Semiconductors & Semiconductor Equipment: 2.15%
Intel Corporation	814,507	22,252,331	0.78
Other securities		38,763,869	1.37

		61,016,200	2.15

Software: 3.49%
Microsoft Corporation	1,237,431	50,660,425	1.79
Oracle Corporation	567,305	23,838,156	0.84
Other securities		24,387,479	0.86

		98,886,060	3.49

Technology Hardware, Storage & Peripherals: 4.34%
Apple Incorporated	146,125	92,497,125	3.26
Other securities		30,711,920	1.08

		123,209,045	4.34

The accompanying notes are an integral part of these financial statements.

Summary Portfolio of investments—May 31, 2014	Wells Fargo Advantage Equity Gateway Funds	95

INDEX PORTFOLIO

Security name		Shares	Value	Percent of net assets

Materials: 3.50%

Chemicals: 2.62%
Other securities			$74,362,205	2.62%

Construction Materials: 0.05%
Other securities			1,304,087	0.05

Containers & Packaging: 0.21%
Other securities			5,979,378	0.21

Metals & Mining: 0.50%
Other securities			14,183,413	0.50

Paper & Forest Products: 0.12%
Other securities			3,423,835	0.12

Telecommunication Services: 2.45%

Diversified Telecommunication Services: 2.45%
AT&T Incorporated		852,980	30,255,201	1.07
Verizon Communications Incorporated		678,397	33,892,714	1.19
Other securities			5,449,066	0.19

			69,596,981	2.45

Utilities: 3.03%

Electric Utilities: 1.73%
Other securities			49,063,713	1.73

Gas Utilities: 0.04%
Other securities			1,039,736	0.04

Independent Power & Renewable Electricity Producers: 0.12%
Other securities			3,420,464	0.12

Multi-Utilities: 1.14%
Other securities			32,530,350	1.14

Total Common Stocks (Cost $1,535,340,901)			2,810,682,770	99.06

	Yield
Short-Term Investments: 1.18%

Investment Companies: 1.05%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.07%	16,929,736	16,929,736	0.60
Wells Fargo Securities Lending Cash Investments, LLC (l)(u)(v)(r)	0.10	12,820,600	12,820,600	0.45

			29,750,336	1.05

The accompanying notes are an integral part of these financial statements.

96	Wells Fargo Advantage Equity Gateway Funds	Summary Portfolio of investments—May 31, 2014

INDEX PORTFOLIO

Security name	Yield	Maturity date	Principal	Value	Percent of net assets

U.S. Treasury Securities: 0.13%
U.S. Treasury Bill (z)#	0.03%	7-10-2014	$3,750,000	$3,749,880	0.13%

Total Short-Term Investments (Cost $33,500,217)				33,500,216	1.18

Total investments in securities (Cost $1,568,841,118) *				2,844,182,986	100.24
Other assets and liabilities, net				(6,831,818)	(0.24)

Total net assets				$2,837,351,168	100.00%

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	Represents an affiliate of the Fund under Sections 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940, as amended

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

(v)	Security represents investment of cash collateral received from securities on loan.

(z)	Zero coupon security. Rate represents current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

*	Cost for federal income tax purposes is $1,650,261,190 and unrealized gains (losses) consists of:

Gross unrealized gains	$1,297,651,922
Gross unrealized losses	(103,730,126)

Net unrealized gains	$1,193,921,796

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2014	Wells Fargo Advantage Equity Gateway Funds	97

INTERNATIONAL GROWTH PORTFOLIO

Security name	Shares	Value

Common Stocks: 96.78%

Belgium: 4.41%
Anheuser-Busch InBev NV (Consumer Staples, Beverages)	36,121	$3,964,179
Telenet Group Holding NV (Consumer Discretionary, Media)	21,427	1,283,701
UCB SA (Health Care, Pharmaceuticals)	20,540	1,637,387

		6,885,267

China: 5.82%
Baidu Incorporated ADR (Information Technology, Internet Software & Services) †	38,211	6,343,026
China Resources Land Limited (Financials, Real Estate Management & Development)	248,000	502,209
Tencent Holdings Limited (Information Technology, Internet Software & Services)	158,500	2,234,511

		9,079,746

Denmark: 1.05%
ISS AS (Consumer Discretionary, Commercial Services & Supplies) †	19,477	671,615
Rockwool International AS B Shares (Industrials, Building Products)	4,854	966,323

		1,637,938

France: 7.13%
L’Oreal SA (Consumer Staples, Personal Products)	6,774	1,181,949
LVMH Moet Hennessy Louis Vuitton SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	6,836	1,360,034
Pernod-Ricard SA (Consumer Staples, Beverages)	13,655	1,674,312
Publicis Groupe (Consumer Discretionary, Media)	4,582	395,244
Schneider Electric SA (Industrials, Electrical Equipment)	37,092	3,492,820
Zodiac Aerospace SA (Industrials, Aerospace & Defense)	84,953	3,020,160

		11,124,519

Germany: 13.40%
Bayer AG (Health Care, Pharmaceuticals)	43,402	6,277,240
Beiersdorf AG (Consumer Staples, Personal Products)	23,472	2,370,253
Deutsche Post AG (Industrials, Air Freight & Logistics)	118,295	4,387,717
Linde AG (Materials, Chemicals)	28,485	5,950,594
MTU Aero Engines AG (Industrials, Aerospace & Defense)	20,806	1,939,373

		20,925,177

Hong Kong: 7.08%
AIA Group Limited (Financials, Insurance)	969,000	4,855,655
Beijing Enterprises Holdings Limited (Industrials, Industrial Conglomerates)	297,500	2,542,177
Hong Kong Land Holdings Limited (Financials, Real Estate Management & Development)	115,966	814,081
Sands China Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	389,600	2,839,229

		11,051,142

India: 0.35%
Coal India Limited (Energy, Oil, Gas & Consumable Fuels)	86,420	542,447

Indonesia: 0.65%
PT Bank Rakyat Indonesia Tbk (Financials, Banks)	1,168,800	1,021,136

The accompanying notes are an integral part of these financial statements.

98	Wells Fargo Advantage Equity Gateway Funds	Portfolio of investments—May 31, 2014

INTERNATIONAL GROWTH PORTFOLIO

Security name	Shares	Value

Ireland: 2.99%
Covidien plc (Health Care, Health Care Equipment & Supplies)	44,280	$3,237,311
CRH plc (Materials, Construction Materials)	52,238	1,433,378

		4,670,689

Japan: 13.50%
Denso Corporation (Consumer Discretionary, Auto Components)	4,700	215,286
Honda Motor Company Limited (Consumer Discretionary, Automobiles)	79,200	2,772,000
Ishikawajima-Harima Heavy Industries Company Limited (Industrials, Machinery)	575,000	2,411,837
JS Group Corporation (Industrials, Building Products)	61,700	1,597,048
KDDI Corporation (Telecommunication Services, Wireless Telecommunication Services)	31,100	1,849,197
NGK Insulators Limited (Industrials, Machinery)	173,000	3,585,756
Olympus Corporation (Health Care, Health Care Equipment & Supplies) †	106,900	3,439,072
Ono Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	17,600	1,348,527
Toyota Motor Corporation (Consumer Discretionary, Automobiles)	68,300	3,865,190

		21,083,913

Mexico: 2.35%
Grupo Televisa SAB ADR (Consumer Discretionary, Media)	108,410	3,664,258

Netherlands: 6.01%
ASML Holdings NV (Information Technology, Semiconductors & Semiconductor Equipment)	38,939	3,341,898
Nielsen Holdings NV (Industrials, Professional Services)	11,502	555,087
Unilever NV (Consumer Staples, Food Products)	87,750	3,799,017
Ziggo NV (Telecommunication Services, Diversified Telecommunication Services)	35,793	1,687,445

		9,383,447

South Korea: 1.16%
NAVER Corporation (Information Technology, Internet Software & Services)	719	534,211
Orion Corporation (Consumer Staples, Food Products)	531	436,688
Samsung Electronics Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	597	844,414

		1,815,313

Spain: 1.03%
Grifols SA (Health Care, Biotechnology)	18,714	1,014,022
Grifols SA ADR (Health Care, Biotechnology)	14,259	593,460

		1,607,482

Sweden: 1.32%
Electrolux AB Class B (Consumer Discretionary, Household Durables)	28,261	709,903
Volvo AB Class B (Industrials, Machinery)	92,474	1,344,549

		2,054,452

Switzerland: 10.05%
Actelion Limited (Health Care, Biotechnology)	11,450	1,137,968
Holcim Limited (Materials, Construction Materials)	2,092	183,503
Nestle SA (Consumer Staples, Food Products)	63,573	4,987,162
Roche Holdings AG (Health Care, Pharmaceuticals)	15,675	4,612,353
Swatch Group AG Class B (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	3,682	2,173,017
Swiss Reinsurance AG (Financials, Insurance)	6,555	583,033

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2014	Wells Fargo Advantage Equity Gateway Funds	99

INTERNATIONAL GROWTH PORTFOLIO

Security name		Shares	Value

Switzerland (continued)
UBS AG (Financials, Capital Markets)		100,400	$2,015,848

			15,692,884

United Kingdom: 17.58%
Croda International plc (Materials, Chemicals)		36,720	1,620,612
HSBC Holdings plc (Financials, Banks)		115,688	1,220,120
Imperial Tobacco Group plc (Consumer Staples, Tobacco)		52,623	2,374,522
Intercontinental Hotels Group plc (Consumer Discretionary, Hotels, Restaurants & Leisure)		47,599	1,878,946
Johnson Matthey plc (Materials, Chemicals)		43,514	2,342,772
Liberty Global plc Class A (Consumer Discretionary, Media) †		34,695	1,561,969
Liberty Global plc Class C (Consumer Discretionary, Media) †		53,055	2,270,754
Prudential plc (Financials, Insurance)		66,498	1,544,332
Rolls-Royce Holdings plc (Industrials, Aerospace & Defense)		266,546	4,646,554
Rolls-Royce Holdings plc Class C (Industrials, Aerospace & Defense) †(a)		36,328,874	60,894
Royal Mail plc (Industrials, Air Freight & Logistics) †		123,314	1,058,298
SABMiller plc (Consumer Staples, Beverages)		72,417	4,019,067
Saga plc (Financials, Diversified Financial Services) †		180,074	558,404
WPP plc (Consumer Discretionary, Media)		106,032	2,287,389

			27,444,633

United States: 0.90%
Schlumberger Limited (Energy, Energy Equipment & Services)		13,491	1,403,604

Total Common Stocks (Cost $117,232,097)			151,088,047

Participation Notes: 0.68%

United Kingdom: 0.68%
HSBC Bank plc (Ryanair Holdings plc) (Industrials, Airlines)		108,300	1,057,499

Total Participation Notes (Cost $897,293)			1,057,499

	Dividend yield
Preferred Stocks: 1.44%

Germany: 1.44%
Henkel AG & Company KGaA (Consumer Staples, Household Products) ±	1.05%	19,477	2,249,588

Total Preferred Stocks (Cost $1,462,357)			2,249,588

	Yield

Short-Term Investments: 6.08%

Investment Companies: 6.08%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.07	1,926,644	1,926,644
Wells Fargo Securities Lending Cash Investments, LLC (l)(u)(v)(r)	0.10	7,563,796	7,563,796

Total Short-Term Investments (Cost $9,490,440)			9,490,440

Total investments in securities
(Cost $129,082,187) *	104.98%	163,885,574
Other assets and liabilities, net	(4.98)	(7,777,374)

Total net assets	100.00%	$156,108,200

The accompanying notes are an integral part of these financial statements.

100	Wells Fargo Advantage Equity Gateway Funds	Portfolio of investments—May 31, 2014

INTERNATIONAL GROWTH PORTFOLIO

†	Non-income-earning security

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(l)	Represents an affiliate of the Fund under Sections 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940, as amended

(u)	Rate shown is the 7-day annualized yield at period end.

(v)	Security represents investment of cash collateral received from securities on loan.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

*	Cost for federal income tax purposes is $129,472,238 and unrealized gains (losses) consists of:

Gross unrealized gains	$35,631,083
Gross unrealized losses	(1,217,747)

Net unrealized gains	$34,413,336

The	following table shows the percent of total long-term investments by sector as of May 31, 2014:

Industrials	21.17%
Consumer Discretionary	18.10
Consumer Staples	17.52
Health Care	15.09
Information Technology	8.61
Financials	8.49
Materials	7.47
Telecommunication Services	2.29
Energy	1.26

100.00%

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2014	Wells Fargo Advantage Equity Gateway Funds	101

INTERNATIONAL VALUE PORTFOLIO

Security name	Shares	Value

Common Stocks: 95.88%

Australia: 6.49%
Arrium Limited (Materials, Metals & Mining)	1,531,700	$1,290,056
Bendigo Bank Limited (Financials, Banks)	272,500	2,974,752
Boart Longyear Group Limited (Industrials, Construction & Engineering) †	199,991	35,363
Cabcharge Australia Limited (Industrials, Commercial Services & Supplies)	207,386	781,665
Challenger Financial Services Group Limited (Financials, Diversified Financial Services)	475,400	3,141,260
Downer EDI Limited (Industrials, Commercial Services & Supplies)	518,900	2,573,933
Fortescue Metals Group Limited (Materials, Metals & Mining)	394,700	1,619,914
GrainCorp Limited (Consumer Staples, Food Products)	183,100	1,501,241
Leighton Holdings Limited (Industrials, Construction & Engineering) «	48,375	910,758
Lend Lease Corporation Limited (Financials, Real Estate Management & Development)	350,500	4,374,245
Metcash Limited (Consumer Staples, Food & Staples Retailing)	785,500	2,083,422
Mincor Resources NL (Materials, Metals & Mining)	570,994	504,826
Mineral Resources Limited (Materials, Metals & Mining)	144,300	1,371,129
Myer Holdings Limited (Consumer Discretionary, Multiline Retail)	577,400	1,155,318
Primary Health Care Limited (Health Care, Health Care Providers & Services)	339,000	1,410,242
Rio Tinto Limited (Materials, Metals & Mining)	66,800	3,686,527
Panoramic Resources Limited (Materials, Metals & Mining)	368,800	223,095
Seven Network Limited (Industrials, Trading Companies & Distributors)	165,800	1,232,871
Toll Holdings Limited (Industrials, Air Freight & Logistics)	283,600	1,430,513
United Construction Group Limited (Industrials, Construction & Engineering)	152,800	932,854

		33,233,984

Austria: 1.70%
OMV AG (Energy, Oil, Gas & Consumable Fuels)	41,100	1,702,614
Raiffeisen Bank International AG (Financials, Banks) «	81,200	2,719,599
RHI AG (Materials, Construction Materials) (i)	64,721	2,105,476
Voestalpine AG (Materials, Metals & Mining)	47,700	2,207,180

		8,734,869

Belgium: 0.55%
Delhaize Group SA (Consumer Staples, Food & Staples Retailing) «	39,400	2,801,415

Brazil: 1.11%
Banco do Brasil SA (Financials, Banks)	196,000	1,992,108
Companhia de Saneamento Basico do Estado de Sao Paulo (Utilities, Water Utilities)	253,200	2,461,588
Companhia de Saneamento de Minas Gerais SA (Utilities, Water Utilities)	72,400	1,249,379

		5,703,075

Canada: 2.42%
Magna International Incorporated Class A (Consumer Discretionary, Auto Components) «	65,800	6,732,318
Metro Incorporated (Consumer Staples, Food & Staples Retailing)	48,400	2,989,346
WestJet Airlines Limited (Industrials, Airlines)	120,000	2,693,719

		12,415,383

China: 2.36%
China BlueChemical Limited (Materials, Chemicals)	1,984,000	1,061,996
China Communications Services Corporation Limited (Telecommunication Services, Diversified Telecommunication Services)	2,836,000	1,346,130

The accompanying notes are an integral part of these financial statements.

102	Wells Fargo Advantage Equity Gateway Funds	Portfolio of investments—May 31, 2014

INTERNATIONAL VALUE PORTFOLIO

Security name	Shares	Value

China (continued)
China Petroleum & Chemical Corporation (Energy, Oil, Gas & Consumable Fuels)	6,116,500	$5,546,146
China Railway Construction Corporation Limited (Industrials, Construction & Engineering)	1,747,500	1,478,611
Dongfeng Motor Group Company Limited (Consumer Discretionary, Automobiles)	1,730,000	2,655,376

		12,088,259

Czech Republic: 0.33%
CEZ AS (Utilities, Electric Utilities)	57,500	1,683,038

Finland: 1.00%
Kesko Oyj (Consumer Staples, Food & Staples Retailing)	63,800	2,824,752
TietoEnator Oyj (Information Technology, IT Services) «	82,700	2,296,361

		5,121,113

France: 8.91%
Alstom SA (Industrials, Machinery)	83,800	3,312,727
AXA SA (Financials, Insurance)	132,200	3,263,575
BNP Paribas SA (Financials, Banks)	49,100	3,438,228
Compagnie Generale des Etablissements Michelin SCA Class B (Consumer Discretionary, Auto Components)	24,000	2,957,490
Credit Agricole SA (Financials, Banks) «	219,328	3,421,791
Renault SA (Consumer Discretionary, Automobiles)	40,500	3,812,635
Sanofi-Aventis SA (Health Care, Pharmaceuticals)	61,400	6,565,225
SCOR SE (Financials, Insurance)	109,700	3,829,657
Societe Generale SA (Financials, Banks)	39,000	2,246,928
Thales SA (Industrials, Aerospace & Defense) «	59,100	3,537,485
Total SA (Energy, Oil, Gas & Consumable Fuels) «	93,700	6,575,394
Vivendi SA (Telecommunication Services, Diversified Telecommunication Services)	102,146	2,678,984

		45,640,119

Germany: 8.09%
Allianz AG (Financials, Insurance)	35,700	6,053,858
BASF SE (Materials, Chemicals)	46,500	5,354,255
Daimler AG (Consumer Discretionary, Automobiles)	69,300	6,584,301
Deutsche Bank AG (Financials, Capital Markets) «	41,200	1,668,847
E.ON SE (Utilities, Multi-Utilities)	87,200	1,698,010
Gildemeister AG (Industrials, Machinery)	58,200	1,852,877
Hannover Rueckversicherung AG (Financials, Insurance)	31,000	2,756,889
Metro AG (Consumer Staples, Food & Staples Retailing)	49,800	2,078,635
Muenchener Rueckversicherungs-Gesellschaft AG (Financials, Insurance)	19,700	4,366,469
Norddeutsche Affinerie AG (Materials, Metals & Mining)	25,900	1,410,811
RWE AG (Utilities, Multi-Utilities)	40,900	1,641,921
Volkswagen AG (Consumer Discretionary, Automobiles)	22,600	5,953,489

		41,420,362

Hong Kong: 1.25%
Johnson Electric Holdings Limited (Industrials, Electrical Equipment)	496,500	431,631
Kingboard Laminates Holdings Limited (Information Technology, Electronic Equipment, Instruments & Components) (i)	2,204,000	813,038
Skyworth Digital Holdings Limited (Consumer Discretionary, Household Durables)	3,680,000	1,756,235
Wheelock & Company Limited (Financials, Real Estate Management & Development)	379,000	1,532,533
Yue Yuen Industrial Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	611,500	1,892,957

		6,426,394

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2014	Wells Fargo Advantage Equity Gateway Funds	103

INTERNATIONAL VALUE PORTFOLIO

Security name	Shares	Value

India: 1.29%
Gail Limited (Utilities, Gas Utilities) (i)	41,200	$1,551,180
Tata Motors Limited ADR (Consumer Discretionary, Automobiles)	83,800	3,120,712
Tata Steel Limited GDR (Industrials, Machinery) (i)	245,900	1,942,610

		6,614,502

Indonesia: 0.15%
PT Japfa Comfeed Indonesia Tbk (Consumer Staples, Food Products)	6,962,500	784,213

Ireland: 0.62%
Irish Life & Permanent Group Holdings plc (Financials, Insurance) †	111,500	13,375
Smurfit Kappa Group plc (Materials, Containers & Packaging)	130,200	3,141,434

		3,154,809

Israel: 1.12%
Bank Hapoalim Limited (Financials, Banks)	542,900	3,164,527
Teva Pharmaceutical Industries Limited (Health Care, Pharmaceuticals)	51,404	2,576,082

		5,740,609

Italy: 1.52%
Enel SpA (Utilities, Electric Utilities)	688,400	3,896,205
ENI SpA (Energy, Oil, Gas & Consumable Fuels)	153,300	3,905,666

		7,801,871

Japan: 18.66%
Adeka Corporation (Materials, Chemicals)	203,200	2,347,379
Aisin Seiki Company Limited (Consumer Discretionary, Auto Components)	46,400	1,684,165
Aoyama Trading Company Limited (Consumer Discretionary, Specialty Retail)	73,100	1,971,833
Aozora Bank Limited (Financials, Banks)	588,000	1,802,122
Chiba Bank Limited (Financials, Banks)	329,000	2,136,238
DCM Japan Holdings Company Limited (Consumer Discretionary, Specialty Retail)	143,100	974,148
Eizo Nanao Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	63,300	1,640,950
Fukuoka Financial Group Incorporated (Financials, Banks)	378,000	1,637,505
Itochu Corporation (Industrials, Trading Companies & Distributors)	200,700	2,371,730
JX Holdings Incorporated (Energy, Oil, Gas & Consumable Fuels)	408,000	2,124,165
Kaken Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	101,000	2,014,047
KDDI Corporation (Telecommunication Services, Wireless Telecommunication Services)	67,800	4,031,369
Kyorin Company Limited (Health Care, Pharmaceuticals)	99,000	1,909,980
Maeda Road Construction Company Limited (Industrials, Construction & Engineering)	148,000	2,381,375
Marubeni Corporation (Industrials, Trading Companies & Distributors)	516,000	3,517,721
Miraca Holdings Incorporated (Health Care, Health Care Providers & Services)	25,100	1,179,799
Mitsubishi Corporation (Industrials, Trading Companies & Distributors)	35,500	700,584
Mitsubishi UFJ Financial Group Incorporated (Financials, Banks)	657,100	3,698,608
Mitsui & Company Limited (Industrials, Trading Companies & Distributors)	260,300	3,942,855
Mizuho Financial Group Incorporated (Financials, Banks)	2,244,400	4,365,336
Monex Beans Holdings Incorporated (Financials, Capital Markets)	610,000	2,049,312
Namura Shipbuilding Company Limited (Industrials, Machinery) «	108,800	881,729
Nichirei Corporation (Consumer Staples, Food Products)	265,000	1,304,175
Nippon Telegraph & Telephone Corporation (Telecommunication Services, Diversified Telecommunication Services)	117,000	6,944,145
Nissan Motor Company Limited (Consumer Discretionary, Automobiles)	151,400	1,366,764

The accompanying notes are an integral part of these financial statements.

104	Wells Fargo Advantage Equity Gateway Funds	Portfolio of investments—May 31, 2014

INTERNATIONAL VALUE PORTFOLIO

Security name	Shares	Value

Japan (continued)
NTT DoCoMo Incorporated (Telecommunication Services, Wireless Telecommunication Services)	180,000	$2,988,212
Otsuka Holdings Company Limited (Health Care, Pharmaceuticals)	133,900	3,778,926
Rengo Company Limited (Materials, Containers & Packaging)	208,000	984,833
Resona Holdings Incorporated (Financials, Banks)	793,700	4,147,823
Ryosan Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	16,200	320,817
Saizeriya Company Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	99,800	1,228,383
Sankyu Incorporated (Industrials, Road & Rail)	313,000	1,392,819
Sojitz Corporation (Industrials, Trading Companies & Distributors)	678,000	1,078,939
Sumitomo Corporation (Industrials, Trading Companies & Distributors)	285,000	3,729,077
Sumitomo Metal Mining Company Limited (Materials, Metals & Mining)	109,000	1,647,849
Sumitomo Mitsui Financial Group Incorporated (Financials, Banks)	100,400	4,048,546
The Keiyo Bank Limited (Financials, Banks)	62,000	285,029
Toshiba TEC Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	234,000	1,551,572
Toyo Tire & Rubber Company Limited (Consumer Discretionary, Auto Components)	325,000	2,841,356
Tsuruha Holdings Incorporated (Consumer Staples, Food & Staples Retailing)	27,000	1,448,134
West Japan Railway Company (Industrials, Road & Rail)	58,900	2,503,539
Yokohama Rubber Company Limited (Consumer Discretionary, Auto Components)	297,000	2,625,737

		95,579,625

Liechtenstein: 0.15%
Verwaltungs-und Privat-Bank AG (Financials, Capital Markets) (i)	7,800	756,047

Malaysia: 0.24%
Tenaga Nasional Berhad (Utilities, Electric Utilities)	335,200	1,258,174

Netherlands: 2.15%
Aegon NV (Financials, Insurance) «	334,000	2,897,479
ING Groep NV (Financials, Diversified Financial Services) †	237,100	3,320,909
Koninklijke Ahold NV (Consumer Staples, Food & Staples Retailing)	263,630	4,790,365

		11,008,753

Norway: 1.60%
Atea ASA (Information Technology, IT Services)	84,900	1,058,072
DnB Nor ASA (Financials, Banks)	148,800	2,795,336
Statoil ASA (Energy, Oil, Gas & Consumable Fuels)	61,700	1,890,871
Yara International ASA (Materials, Chemicals)	53,600	2,447,816

		8,192,095

Poland: 0.54%
Asseco Poland SA (Information Technology, Software)	101,800	1,372,343
KGHM Polska Miedz SA (Materials, Metals & Mining)	36,500	1,394,337

		2,766,680

Russia: 1.26%
Gazprom Neft Sponsored ADR (Energy, Oil, Gas & Consumable Fuels) (i)	150,900	3,048,180
Lukoil ADR (Energy, Oil, Gas & Consumable Fuels)	60,400	3,416,224

		6,464,404

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2014	Wells Fargo Advantage Equity Gateway Funds	105

INTERNATIONAL VALUE PORTFOLIO

Security name	Shares	Value

Singapore: 0.40%
United Overseas Bank Limited (Financials, Banks)	113,000	$2,033,333

South Africa: 0.57%
Barclays Africa Group Limited (Financials, Banks)	200,300	2,916,434

South Korea: 2.33%
E-MART Company Limited (Consumer Staples, Food & Staples Retailing)	8,500	1,949,618
Industrial Bank of Korea (Financials, Banks)	192,500	2,641,639
KJB Financial Group Company Limited (Financials, Banks) †	13,510	150,965
KNB Financial Group Company Limited (Financials, Banks) †	20,645	281,284
SK Telecom Company Limited (Telecommunication Services, Wireless Telecommunication Services)	22,300	4,797,932
Woori Finance Holdings Company Limited (Financials, Banks)	178,044	2,094,225

		11,915,663

Spain: 1.71%
Banco Santander Central Hispano SA (Financials, Banks)	429,681	4,406,955
Repsol YPF SA (Energy, Oil, Gas & Consumable Fuels)	123,800	3,487,383
Telefonica SA (Telecommunication Services, Diversified Telecommunication Services)	52,400	879,292

		8,773,630

Sweden: 1.99%
Boliden AB (Materials, Metals & Mining)	169,300	2,352,794
Nordea Bank AB (Financials, Banks)	177,300	2,614,990
Saab AB (Industrials, Aerospace & Defense)	113,500	3,247,945
Skandinaviska Enskilda Banken AB Class A (Financials, Banks)	144,900	1,967,150

		10,182,879

Switzerland: 5.58%
Baloise Holding AG (Financials, Insurance)	28,800	3,457,286
Credit Suisse Group AG (Financials, Capital Markets)	184,595	5,487,347
Georg Fischer AG (Industrials, Machinery) †	3,000	2,261,307
Novartis AG (Health Care, Pharmaceuticals)	48,000	4,304,188
Roche Holdings AG (Health Care, Pharmaceuticals)	12,300	3,619,263
Swiss Reinsurance AG (Financials, Insurance)	48,500	4,313,819
Zurich Financial Services AG (Financials, Insurance)	17,100	5,130,955

		28,574,165

Taiwan: 0.30%
Powertech Technology Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	794,000	1,533,161

Thailand: 0.69%
Bangchak Petroleum PCL (Energy, Oil, Gas & Consumable Fuels)	2,188,900	2,000,213
Thanachart Capital PCL (Financials, Banks)	229,900	238,093
Thanachart Capital PCL-Foreign Shares (Financials, Banks)	1,251,600	1,296,205

		3,534,511

United Kingdom: 18.80%
Alent plc (Materials, Chemicals)	145,400	789,650
AMEC plc (Energy, Energy Equipment & Services)	120,300	2,435,892

The accompanying notes are an integral part of these financial statements.

106	Wells Fargo Advantage Equity Gateway Funds	Portfolio of investments—May 31, 2014

INTERNATIONAL VALUE PORTFOLIO

Security name		Shares	Value

United Kingdom (continued)
Amlin plc (Financials, Insurance)		279,000	$2,197,999
Anglo American plc (Materials, Metals & Mining)		107,000	2,614,074
AstraZeneca plc (Health Care, Pharmaceuticals)		150,200	10,784,355
Aviva plc (Financials, Insurance)		314,900	2,765,855
BAE Systems plc (Industrials, Aerospace & Defense)		684,100	4,851,635
Barclays plc (Financials, Banks)		715,000	2,960,251
BP plc (Energy, Oil, Gas & Consumable Fuels)		844,300	7,118,529
BT Group plc (Telecommunication Services, Diversified Telecommunication Services)		727,900	4,843,817
Carillion plc (Industrials, Construction & Engineering)		261,500	1,552,551
Centrica plc (Utilities, Multi-Utilities)		524,600	2,951,044
Chemring Group plc (Industrials, Aerospace & Defense)		247,200	930,230
Debenhams plc (Consumer Discretionary, Multiline Retail)		1,238,200	1,580,470
Firstgroup plc (Industrials, Road & Rail) †		254,700	598,126
GlaxoSmithKline plc (Health Care, Pharmaceuticals)		57,700	1,548,434
Home Retail Group plc (Consumer Discretionary, Internet & Catalog Retail)		290,000	915,808
Inchcape plc (Consumer Discretionary, Distributors)		255,800	2,666,959
J Sainsbury plc (Consumer Staples, Food & Staples Retailing)		706,400	4,098,055
Kesa Electricals plc (Consumer Discretionary, Specialty Retail) (i)		679,100	981,789
Marston’s plc (Consumer Discretionary, Hotels, Restaurants & Leisure)		558,800	1,414,356
Old Mutual plc – London Exchanges (Financials, Insurance)		982,800	3,327,683
Pace plc (Consumer Discretionary, Household Durables)		308,800	1,942,073
Premier Foods plc (Consumer Staples, Food Products) †		73,926	73,110
Royal Dutch Shell plc Class A (Energy, Oil, Gas & Consumable Fuels)		14,300	562,277
Royal Dutch Shell plc Class B (Energy, Oil, Gas & Consumable Fuels)		279,300	11,399,752
RSA Insurance Group plc (Financials, Insurance)		88,780	714,004
Standard Chartered plc (Financials, Banks)		253,000	5,693,251
Tesco plc (Consumer Staples, Food & Staples Retailing)		655,700	3,336,268
Tullett Prebon plc (Financials, Capital Markets)		279,500	1,357,706
Vesuvius plc (Industrials, Machinery)		145,400	1,116,722
WH Smith plc (Consumer Discretionary, Specialty Retail)		223,600	3,879,159
William Morrison Supermarkets plc (Consumer Staples, Food & Staples Retailing)		679,700	2,297,993

			96,299,877

Total Common Stocks (Cost $444,930,971)			491,153,446

	Dividend yield
Preferred Stocks: 1.05%

Brazil: 1.05%
Banco do Estado do Rio Grande do Sul SA (Financials, Banks) ±	7.29%	349,800	1,658,205
Companhia Energetica de Minas Gerais SA (Utilities, Electric Utilities) ±	8.40	109,057	758,429
Companhia Vale Do Rio Doce Class A (Materials, Metals & Mining) ±	7.32	257,700	2,949,350

Total Preferred Stocks (Cost $7,494,252)			5,365,984

	Yield
Short-Term Investments: 7.75%

Investment Companies: 7.75%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.07	4,703,819	4,703,819
Wells Fargo Securities Lending Cash Investments, LLC (l)(u)(r)(v)	0.10	35,005,084	35,005,084

Total Short-Term Investments (Cost $39,708,903)			39,708,903

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2014	Wells Fargo Advantage Equity Gateway Funds	107

INTERNATIONAL VALUE PORTFOLIO

		Value
Total investments in securities
(Cost $492,134,126)	104.68%	$536,228,333
Other assets and liabilities, net	(4.68)	(23,992,997)

Total net assets	100.00%	$512,235,336

†	Non-income-earning security

«	All or a portion of this security is on loan.

(i)	Illiquid security for which the designation as illiquid is unaudited.

±	Variable rate investment. The interest rate shown is the rate in effect at period end.

(l)	Represents an affiliate of the Fund under Sections 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940, as amended

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

(v)	Security represents investment of cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $493,010,039 and unrealized gains (losses) consists of:

Gross unrealized gains	$89,271,250
Gross unrealized losses	(46,052,956)

Net unrealized gains	$43,218,294

The	following table shows the percent of total long-term investments by sector as of May 31, 2014:

Financials	29.12%
Consumer Discretionary	12.63
Industrials	12.13
Energy	11.12
Materials	8.36
Health Care	7.99
Consumer Staples	6.92
Telecommunication Services	5.74
Utilities	3.86
Information Technology	2.13

100.00%

The accompanying notes are an integral part of these financial statements.

108	Wells Fargo Advantage Equity Gateway Funds	Portfolio of investments—May 31, 2014

LARGE COMPANY VALUE PORTFOLIO

Security name	Shares	Value

Common Stocks: 95.52%

Consumer Discretionary: 6.77%

Automobiles: 0.72%
General Motors Company	20,076	$694,228

Hotels, Restaurants & Leisure: 1.24%
Norwegian Cruise Line Holdings Limited †	35,239	1,189,316

Household Durables: 1.90%
Jarden Corporation †	16,195	916,313
Newell Rubbermaid Incorporated	31,160	912,365

		1,828,678

Media: 0.97%
The Walt Disney Company	11,068	929,823

Multiline Retail: 1.18%
Dillard’s Incorporated Class A	10,078	1,136,295

Textiles, Apparel & Luxury Goods: 0.76%
PVH Corporation	5,542	729,493

Consumer Staples: 4.72%

Food & Staples Retailing: 2.54%
CVS Caremark Corporation	31,137	2,438,650

Food Products: 0.93%
Darling Ingredients Incorporated †	44,640	892,354

Household Products: 1.25%
Procter & Gamble Company	14,902	1,203,933

Energy: 13.87%

Energy Equipment & Services: 1.50%
Baker Hughes Incorporated	20,454	1,442,416

Oil, Gas & Consumable Fuels: 12.37%
Chesapeake Energy Corporation	35,752	1,026,797
ConocoPhillips Company	16,004	1,279,360
Encana Corporation	58,502	1,363,682
Exxon Mobil Corporation	18,027	1,812,254
Marathon Oil Corporation	48,716	1,785,929
Noble Energy Incorporated	13,977	1,007,322
SandRidge Energy Incorporated «†	130,413	869,855
Valero Energy Corporation	22,640	1,268,972
Whiting Petroleum Corporation †	20,377	1,464,087

		11,878,258

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2014	Wells Fargo Advantage Equity Gateway Funds	109

LARGE COMPANY VALUE PORTFOLIO

Security name	Shares	Value

Financials: 27.62%

Banks: 12.01%
Bank of America Corporation	100,912	$1,527,808
Citigroup Incorporated	44,510	2,117,341
First Republic Bank	32,050	1,630,063
JPMorgan Chase & Company	40,747	2,264,311
KeyCorp	133,225	1,823,850
SVB Financial Group †	7,534	794,460
Synovus Financial Corporation	60,012	1,383,870

		11,541,703

Capital Markets: 2.19%
Ameriprise Financial Incorporated	8,481	955,045
Goldman Sachs Group Incorporated	7,177	1,146,956

		2,102,001

Insurance: 8.05%
ACE Limited	8,631	895,121
American International Group Incorporated	38,819	2,098,943
Endurance Specialty Holdings Limited	20,886	1,080,224
MetLife Incorporated	32,647	1,662,712
The Hartford Financial Services Group Incorporated	57,518	1,992,999

		7,729,999

REITs: 5.37%
American Campus Communities Incorporated	39,671	1,540,822
American Tower Corporation	15,201	1,362,466
Vornado Realty Trust	14,107	1,510,578
Weyerhaeuser Company	23,587	741,104

		5,154,970

Health Care: 12.58%

Biotechnology: 0.72%
Gilead Sciences Incorporated †	8,504	690,610

Health Care Equipment & Supplies: 3.65%
Baxter International Incorporated	13,542	1,007,660
Medtronic Incorporated	16,195	988,381
Stryker Corporation	17,838	1,507,133

		3,503,174

Health Care Providers & Services: 1.66%
Cigna Corporation	17,785	1,596,737

Pharmaceuticals: 6.55%
Johnson & Johnson	10,988	1,114,842
Merck & Company Incorporated	35,112	2,031,580
Novartis AG ADR	18,055	1,626,033
Pfizer Incorporated	51,308	1,520,256

		6,292,711

The accompanying notes are an integral part of these financial statements.

110	Wells Fargo Advantage Equity Gateway Funds	Portfolio of investments—May 31, 2014

LARGE COMPANY VALUE PORTFOLIO

Security name	Shares	Value

Industrials: 11.73%

Airlines: 1.26%
United Continental Holdings Incorporated †	27,271	$1,210,014

Electrical Equipment: 2.89%
Eaton Corporation plc	23,453	1,728,249
Regal-Beloit Corporation	13,703	1,045,950

		2,774,199

Industrial Conglomerates: 1.63%
General Electric Company	58,477	1,566,599

Machinery: 2.63%
Dover Corporation	12,239	1,066,996
Stanley Black & Decker Incorporated	16,648	1,455,035

		2,522,031

Road & Rail: 1.89%
Hertz Global Holdings Incorporated †	61,661	1,820,233

Trading Companies & Distributors: 1.43%
WESCO International Incorporated †	16,095	1,374,835

Information Technology: 8.12%

Electronic Equipment, Instruments & Components: 1.06%
Knowles Corporation †	36,241	1,022,359

Internet Software & Services: 1.50%
AOL Incorporated †	20,913	758,724
eBay Incorporated †	13,380	678,767

		1,437,491

Semiconductors & Semiconductor Equipment: 1.68%
Skyworks Solutions Incorporated	37,145	1,608,750

Technology Hardware, Storage & Peripherals: 3.88%
Apple Incorporated	1,728	1,093,824
EMC Corporation	52,180	1,385,901
NCR Corporation †	38,250	1,249,245

		3,728,970

Materials: 3.22%

Chemicals: 2.16%
Huntsman Corporation	38,494	1,027,405
Westlake Chemical Corporation	12,980	1,049,433

		2,076,838

Containers & Packaging: 1.06%
Crown Holdings Incorporated †	20,790	1,015,592

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2014	Wells Fargo Advantage Equity Gateway Funds	111

LARGE COMPANY VALUE PORTFOLIO

Security name		Shares	Value

Telecommunication Services: 2.78%

Diversified Telecommunication Services: 2.78%
CenturyLink Incorporated		34,920	$1,315,436
Verizon Communications Incorporated		27,028	1,350,319

			2,665,755

Utilities: 4.11%

Electric Utilities: 1.26%
Portland General Electric Company		36,619	1,210,990

Independent Power & Renewable Electricity Producers: 1.78%
AES Corporation		121,090	1,707,369

Water Utilities: 1.07%
Aqua America Incorporated		40,383	1,024,921

Total Common Stocks (Cost $72,838,893)			91,742,295

	Yield

Short-Term Investments: 2.18%

Investment Companies: 2.18%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (u)(l)	0.07%	1,199,198	1,199,198
Wells Fargo Securities Lending Cash Investments, LLC (r)(v)(u)(l)	0.10	896,000	896,000

Total Short-Term Investments (Cost $2,095,198)			2,095,198

Total investments in securities
(Cost $74,934,091) *	97.70%	93,837,493
Other assets and liabilities, net	2.30	2,212,902

Total net assets	100.00%	$96,050,395

†	Non-income-earning security

«	All or a portion of this security is on loan.

(u)	Rate shown is the 7-day annualized yield at period end.

(l)	Represents an affiliate of the Fund under Sections 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940, as amended

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

(v)	Security represents investment of cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $75,685,837 and unrealized gains (losses) consists of:

Gross unrealized gains	$19,248,134
Gross unrealized losses	(1,096,478)

Net unrealized gains	$18,151,656

The accompanying notes are an integral part of these financial statements.

112	Wells Fargo Advantage Equity Gateway Funds	Portfolio of investments—May 31, 2014

SMALL COMPANY GROWTH PORTFOLIO

Security name	Shares	Value

Common Stocks: 94.80%

Consumer Discretionary: 15.08%

Auto Components: 1.85%
Modine Manufacturing Company †	191,638	$2,926,311
Tower International Incorporated †	118,906	3,643,280

		6,569,591

Diversified Consumer Services: 1.72%
2U Incorporated †	164,789	2,379,552
Nord Anglia Education Incorporated †	208,360	3,750,480

		6,130,032

Hotels, Restaurants & Leisure: 1.70%
Brinker International Incorporated	60,025	2,980,240
Del Frisco’s Restaurant Group Incorporated †	113,936	3,077,411

		6,057,651

Media: 1.59%
IMAX Corporation «†	114,296	2,997,984
Lions Gate Entertainment Corporation	102,119	2,668,367

		5,666,351

Specialty Retail: 4.37%
Chico’s FAS Incorporated	121,807	1,846,594
Christopher & Banks Corporation †	343,140	2,340,215
Dick’s Sporting Goods Incorporated	63,759	2,834,088
Lumber Liquidators Holdings Incorporated «†	31,400	2,439,152
Monro Muffler Brake Incorporated	62,653	3,383,889
Pier 1 Imports Incorporated	154,444	2,719,759

		15,563,697

Textiles, Apparel & Luxury Goods: 3.85%
Hanesbrands Incorporated	67,372	5,715,167
Movado Group Incorporated	67,120	2,570,025
Skechers U.S.A. Incorporated Class A †	79,008	3,515,856
Tumi Holdings Incorporated †	101,799	1,883,282

		13,684,330

Consumer Staples: 1.59%

Food Products: 1.59%
Darling Ingredients Incorporated †	124,787	2,494,492
Whitewave Foods Company †	100,956	3,179,104

		5,673,596

Energy: 6.03%

Energy Equipment & Services: 0.89%
Hornbeck Offshore Services Incorporated †	69,910	3,162,728

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2014	Wells Fargo Advantage Equity Gateway Funds	113

SMALL COMPANY GROWTH PORTFOLIO

Security name	Shares	Value

Oil, Gas & Consumable Fuels: 5.14%
Delek US Holdings Incorporated	101,735	$3,160,906
Diamondback Energy Incorporated †	33,919	2,560,206
GasLog Limited	99,223	2,316,857
Gulfport Energy Corporation †	33,314	2,049,810
Oasis Petroleum Incorporated †	74,411	3,683,345
Ring Energy Incorporated †	74,180	1,436,125
Sanchez Energy Corporation «†	89,800	3,091,814

		18,299,063

Financials: 9.88%

Banks: 2.70%
PacWest Bancorp	53,469	2,161,217
ServisFirst Bancshares Incorporated	17,600	1,509,024
Signature Bank †	21,063	2,439,517
SVB Financial Group †	33,262	3,507,478

		9,617,236

Capital Markets: 4.09%
Evercore Partners Incorporated Class A	82,774	4,555,881
LPL Financial Holdings Incorporated	80,931	3,795,664
Stifel Financial Corporation †	70,728	3,196,906
Virtus Investment Partners Incorporated †	16,364	3,018,994

		14,567,445

Insurance: 1.13%
Argo Group International Holdings Limited	82,550	3,999,548

REITs: 1.07%
QTS Realty Trust Incorporated Class A	130,405	3,794,786

Thrifts & Mortgage Finance: 0.89%
Essent Group Limited «†	158,864	3,169,337

Health Care: 18.11%

Biotechnology: 4.15%
Alnylam Pharmaceuticals Incorporated †	43,922	2,604,135
Exact Sciences Corporation «†	208,422	2,809,529
InterMune Incorporated †	66,143	2,620,586
Intrexon Corporation «†	64,967	1,370,154
Portola Pharmaceuticals Incorporation †	67,665	1,499,456
Tesaro Incorporated †	87,201	2,323,035
Tetraphase Pharmaceuticals †	146,198	1,540,927

		14,767,822

Health Care Equipment & Supplies: 6.62%
Accuray Incorporated «†	296,178	2,612,290
Analogic Corporation	34,920	2,385,734
Atricure Incorporated †	141,670	2,340,388

The accompanying notes are an integral part of these financial statements.

114	Wells Fargo Advantage Equity Gateway Funds	Portfolio of investments—May 31, 2014

SMALL COMPANY GROWTH PORTFOLIO

Security name	Shares	Value

Health Care Equipment & Supplies (continued)
Cerus Corporation «†	420,069	$1,760,089
DexCom Incorporated †	92,056	3,107,811
Endologix Incorporated †	224,772	2,935,522
Insulet Corporation †	61,509	2,253,075
K2M Group Holdings Incorporated †	121,590	1,817,771
Spectranetics Corporation †	130,364	2,795,004
Veracyte Incorporated †	101,953	1,551,725

		23,559,409

Health Care Providers & Services: 3.26%
AMN Healthcare Services Incorporated †	260,139	2,913,557
Capital Senior Living Corporation †	80,370	1,907,984
Ensign Group Incorporated	48,285	2,264,567
LifePoint Hospitals Incorporated †	73,946	4,528,453

		11,614,561

Health Care Technology: 0.43%
Medidata Solutions Incorporated †	39,862	1,541,464

Life Sciences Tools & Services: 1.88%
Cambrex Corporation †	132,798	2,853,829
ICON plc ADR †	90,542	3,827,210

		6,681,039

Pharmaceuticals: 1.77%
AcelRx Pharmaceuticals Incorporated «†	182,009	1,674,483
Akorn Incorporated «†	94,591	2,645,710
Pacira Pharmaceuticals Incorporated †	25,598	1,986,661

		6,306,854

Industrials: 13.94%

Aerospace & Defense: 0.74%
Esterline Technologies Corporation †	23,691	2,640,362

Air Freight & Logistics: 1.19%
Hub Group Incorporated Class A †	90,069	4,235,945

Building Products: 1.68%
A.O. Smith Corporation	70,739	3,493,092
NCI Building Systems Incorporated †	148,480	2,487,040

		5,980,132

Commercial Services & Supplies: 1.79%
Copart Incorporated †	86,830	3,088,543
Kar Auction Services Incorporated	106,660	3,257,396

		6,345,939

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2014	Wells Fargo Advantage Equity Gateway Funds	115

SMALL COMPANY GROWTH PORTFOLIO

Security name	Shares	Value

Machinery: 1.97%
Actuant Corporation Class A	73,380	$2,607,191
Wabash National Corporation †	322,418	4,413,902

		7,021,093

Professional Services: 1.79%
On Assignment Incorporated †	132,804	4,681,341
RPX Corporation †	104,215	1,693,494

		6,374,835

Road & Rail: 2.40%
Genesee & Wyoming Incorporated Class A †	27,387	2,666,124
Roadrunner Transportation Systems Incorporated †	120,087	3,136,672
Swift Transportation Company †	110,666	2,740,090

		8,542,886

Trading Companies & Distributors: 2.38%
Beacon Roofing Supply Incorporated †	95,039	3,278,846
MSC Industrial Direct Company	22,780	2,095,077
United Rentals Incorporated †	30,654	3,097,587

		8,471,510

Information Technology: 25.66%

Communications Equipment: 2.66%
Infinera Corporation †	198,952	1,810,463
JDS Uniphase Corporation †	186,104	2,041,561
Palo Alto Networks Incorporated †	43,843	3,284,279
Riverbed Technology Incorporated †	114,827	2,333,285

		9,469,588

Electronic Equipment, Instruments & Components: 1.63%
InvenSense Incorporated «†	144,483	2,788,522
OSI Systems Incorporated †	52,696	3,001,037

		5,789,559

Internet Software & Services: 3.45%
Aerohive Networks Incorporated «†	160,970	1,603,261
Bankrate Incorporated †	192,650	2,918,648
Everyday Health Incorporated «†	159,180	2,830,220
Pandora Media Incorporated †	122,150	2,996,340
Zillow Incorporated Class A «†	16,271	1,920,303

		12,268,772

IT Services: 3.26%
EVERTEC Incorporated	128,019	3,060,934
InterXion Holding NV «†	92,764	2,438,766
Maximus Incorporated	70,070	3,130,728
Vantiv Incorporated Class A †	95,450	2,957,996

		11,588,424

The accompanying notes are an integral part of these financial statements.

116	Wells Fargo Advantage Equity Gateway Funds	Portfolio of investments—May 31, 2014

SMALL COMPANY GROWTH PORTFOLIO

Security name		Shares	Value

Semiconductors & Semiconductor Equipment: 5.10%
Applied Micro Circuits Corporation †		137,047	$1,233,423
Microsemi Corporation †		101,328	2,465,310
Nanometrics Incorporated †		146,799	2,519,071
Semtech Corporation †		94,973	2,463,600
Spansion Incorporated Class A †		174,155	3,317,653
Synaptics Incorporated «†		37,852	2,576,964
Teradyne Incorporated «		201,307	3,583,265

			18,159,286

Software: 9.56%
A10 Networks Incorporated «†		186,840	2,137,450
Bottomline Technologies Incorporated †		91,300	2,631,266
Cadence Design Systems Incorporated †		219,472	3,662,988
Concur Technologies Incorporated †		28,858	2,463,607
Jive Software Incorporated «†		221,735	1,773,880
PTC Incorporated †		95,976	3,531,917
Qlik Technologies Incorporated †		103,263	2,241,840
Rally Software Development Corporation †		147,080	1,920,865
Realpage Incorporated «†		99,426	2,108,825
Silver Spring Networks Incorporated «†		232,811	2,828,654
SS&C Technologies Holdings †		115,513	4,926,629
Synchronoss Technologies Incorporated †		60,280	1,913,890
Ultimate Software Group Incorporated †		14,911	1,895,635

			34,037,446

Materials: 4.51%

Chemicals: 2.35%
Calgon Carbon Corporation †		150,239	3,222,627
Flotek Industries Incorporated †		98,667	2,800,169
Methanex Corporation		40,996	2,340,872

			8,363,668

Metals & Mining: 1.35%
Constellium NV Class A †		91,329	2,661,327
Steel Dynamics Incorporated		124,111	2,143,397

			4,804,724

Paper & Forest Products: 0.81%
Boise Cascade Company †		110,417	2,888,509

Total Common Stocks (Cost $276,812,479)			337,409,218

	Yield
Short-Term Investments: 15.23%

Investment Companies: 15.23%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (u)(l)	0.07%	17,008,429	17,008,429
Wells Fargo Securities Lending Cash Investments, LLC (v)(r)(u)(l)	0.10	37,186,513	37,186,513

Total Short-Term Investments (Cost $54,194,942)			54,194,942

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2014	Wells Fargo Advantage Equity Gateway Funds	117

SMALL COMPANY GROWTH PORTFOLIO

		Value
Total investments in securities
(Cost $331,007,421) *	110.03%	$391,604,160
Other assets and liabilities, net	(10.03)	(35,688,632)

Total net assets	100.00%	$355,915,528

†	Non-income-earning security

«	All or a portion of this security is on loan.

(u)	Rate shown is the 7-day annualized yield at period end.

(l)	Represents an affiliate of the Fund under Sections 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940, as amended

(v)	Security represents investment of cash collateral received from securities on loan.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

*	Cost for federal income tax purposes is $332,379,043 and unrealized gains (losses) consists of:

Gross unrealized gains	$69,535,623
Gross unrealized losses	(10,310,506)

Net unrealized gains	$59,225,117

The accompanying notes are an integral part of these financial statements.

118	Wells Fargo Advantage Equity Gateway Funds	Portfolio of investments—May 31, 2014

SMALL COMPANY VALUE PORTFOLIO

Security name	Shares	Value

Common Stocks: 98.70%

Consumer Discretionary: 16.49%

Auto Components: 2.22%
American Axle & Manufacturing Holdings Incorporated †	133,165	$2,468,879
Dana Holding Corporation	95,799	2,120,990

		4,589,869

Distributors: 1.08%
Core Mark Holding Company Incorporated	26,863	2,221,033

Diversified Consumer Services: 2.26%
Apollo Group Incorporated Class A †	64,398	1,725,866
Houghton Mifflin Harcourt Company †	73,390	1,337,166
Steiner Leisure Limited †	39,813	1,599,686

		4,662,718

Hotels, Restaurants & Leisure: 1.72%
Bob Evans Farms Incorporated	33,188	1,482,508
ClubCorp Holdings Incorporated	117,100	2,059,789

		3,542,297

Household Durables: 0.57%
The Ryland Group Incorporated	31,190	1,175,863

Leisure Products: 0.46%
Arctic Cat Incorporated	25,415	947,980

Media: 1.03%
Scholastic Corporation	66,570	2,122,252

Specialty Retail: 4.37%
Asbury Automotive Group Incorporated †	51,903	3,355,010
DSW Incorporated Class A	83,700	2,096,685
Rent-A-Center Incorporated	40,118	1,121,699
Zumiez Incorporated †	89,327	2,453,813

		9,027,207

Textiles, Apparel & Luxury Goods: 2.78%
G-III Apparel Group Limited †	40,590	2,976,059
Vera Bradley Incorporated †«	102,100	2,751,595

		5,727,654

Consumer Staples: 1.97%

Food Products: 1.97%
Dean Foods Company	116,020	2,016,428
Post Holdings Incorporated †	40,796	2,038,576

		4,055,004

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2014	Wells Fargo Advantage Equity Gateway Funds	119

SMALL COMPANY VALUE PORTFOLIO

Security name	Shares	Value

Energy: 4.66%

Energy Equipment & Services: 1.00%
CARBO Ceramics Incorporated «	15,100	$2,077,307

Oil, Gas & Consumable Fuels: 3.66%
Athlon Energy Incorporated †	47,700	2,073,042
Rex Energy Corporation †	115,770	2,301,508
Sanchez Energy Corporation †«	92,175	3,173,585

		7,548,135

Financials: 36.48%

Banks: 17.28%
BancorpSouth Incorporated	126,211	2,965,959
BankUnited Incorporated	64,546	2,100,327
City National Corporation	30,769	2,187,368
Columbia Banking System Incorporated	56,800	1,406,936
FirstMerit Corporation	105,590	1,971,365
IBERIABANK Corporation	39,841	2,488,469
Independent Bank Group Incorporated	33,400	1,561,450
Investors Bancorp Incorporated	223,200	2,410,560
MB Financial Incorporated	58,500	1,570,140
Old National Bancorp	125,400	1,696,662
PacWest Bancorp	47,469	1,918,697
PrivateBancorp Incorporated	96,000	2,564,160
Umpqua Holdings Corporation	110,107	1,824,473
ViewPoint Financial Group Incorporated	78,000	1,938,300
Webster Financial Corporation	69,092	2,067,233
Western Alliance Bancorp †	132,239	3,025,628
Wintrust Financial Corporation	44,951	1,958,965

		35,656,692

Capital Markets: 0.98%
Stifel Financial Corporation †	44,774	2,023,785

Insurance: 6.33%
AmTrust Financial Services Incorporated	61,066	2,607,518
CNO Financial Group Incorporated	178,461	2,878,576
Employers Holdings Incorporated	95,234	2,002,771
OneBeacon Insurance Group Limited	101,401	1,550,421
Primerica Incorporated	49,497	2,229,345
Selective Insurance Group Incorporated	75,217	1,787,908

		13,056,539

Real Estate Management & Development: 0.78%
Alexander & Baldwin Incorporated	42,680	1,617,999

REITs: 11.11%
American Residential Properties Incorporated †«	79,700	1,458,510
Ashford Hospitality Trust	176,617	1,889,802
Campus Crest Communities Incorporated	226,596	2,009,907

The accompanying notes are an integral part of these financial statements.

120	Wells Fargo Advantage Equity Gateway Funds	Portfolio of investments—May 31, 2014

SMALL COMPANY VALUE PORTFOLIO

Security name	Shares	Value

REITs (continued)
Cousins Properties Incorporated	177,297	$2,127,564
Education Realty Trust Incorporated	249,400	2,608,724
Parkway Properties Incorporated	105,800	2,112,826
Pebblebrook Hotel Trust	62,111	2,207,425
Ramco-Gershenson Properties Trust	119,200	1,978,720
Sabra Health Care REIT Incorporated	76,328	2,234,884
STAG Industrial Incorporated	92,000	2,203,400
Sunstone Hotel Investors Incorporated	142,721	2,096,571

		22,928,333

Health Care: 4.89%

Health Care Equipment & Supplies: 1.21%
Alere Incorporated †	69,743	2,494,707

Health Care Providers & Services: 3.68%
Ensign Group Incorporated	34,764	1,630,432
Health Net Incorporated †	82,020	3,279,160
WellCare Health Plans Incorporated †	34,780	2,693,711

		7,603,303

Industrials: 10.76%

Air Freight & Logistics: 0.88%
Atlas Air Worldwide Holdings Incorporated †	49,489	1,810,803

Commercial Services & Supplies: 1.69%
ACCO Brands Corporation †	260,140	1,566,043
Quad Graphics Incorporated	91,317	1,915,831

		3,481,874

Construction & Engineering: 2.13%
Great Lakes Dredge & Dock Company †	206,322	1,572,174
Tutor Perini Corporation †	92,141	2,822,279

		4,394,453

Machinery: 2.02%
Briggs & Stratton Corporation	68,294	1,405,491
Global Brass & Copper Holdings Incorporated	85,383	1,376,374
Wabash National Corporation †	101,339	1,387,331

		4,169,196

Professional Services: 1.06%
FTI Consulting Incorporated †	68,141	2,198,910

Road & Rail: 1.74%
Quality Distribution Incorporated †	135,600	1,951,284
Ryder System Incorporated	18,906	1,640,852

		3,592,136

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2014	Wells Fargo Advantage Equity Gateway Funds	121

SMALL COMPANY VALUE PORTFOLIO

Security name	Shares	Value

Trading Companies & Distributors: 1.24%
TAL International Group Incorporated «	32,400	$1,419,768
Titan Machinery Incorporated †«	64,583	1,130,848

		2,550,616

Information Technology: 12.21%

Communications Equipment: 1.57%
ARRIS Group Incorporated †	97,620	3,232,198

Electronic Equipment, Instruments & Components: 4.95%
Celestica Incorporated †	188,170	2,229,815
Itron Incorporated †	47,690	1,833,681
Plexus Corporation †	53,619	2,239,129
Sanmina Corporation †	96,875	1,971,406
Tech Data Corporation †	32,450	1,931,100

		10,205,131

Semiconductors & Semiconductor Equipment: 4.29%
Advanced Energy Industries Incorporated †	116,320	2,276,382
Cirrus Logic Incorporated †«	85,110	1,883,484
Kulicke & Soffa Industries Incorporated †	201,756	2,842,742
Photronics Incorporated †	211,154	1,856,044

		8,858,652

Software: 0.41%
EPIQ Systems Incorporated	70,382	848,807

Technology Hardware, Storage & Peripherals: 0.99%
QLogic Corporation †	206,120	2,048,833

Materials: 6.10%

Chemicals: 2.67%
Chemtura Corporation †	86,700	2,165,766
Kraton Performance Polymers Incorporated †	82,791	2,059,012
Zep Incorporated	73,316	1,283,030

		5,507,808

Metals & Mining: 3.43%
A.M. Castle & Company †	55,166	665,854
Commercial Metals Company	112,070	1,989,243
Horsehead Holding Corporation †	144,762	2,400,154
Suncoke Energy Incorporated †	100,839	2,024,847

		7,080,098

Telecommunication Services: 0.49%

Diversified Telecommunication Services: 0.49%
ORBCOMM Incorporated †	160,060	1,021,183

The accompanying notes are an integral part of these financial statements.

122	Wells Fargo Advantage Equity Gateway Funds	Portfolio of investments—May 31, 2014

SMALL COMPANY VALUE PORTFOLIO

Security name			Shares	Value

Utilities: 4.65%

Electric Utilities: 4.65%
El Paso Electric Company			61,450	$2,341,860
PNM Resources Incorporated			84,004	2,390,754
Portland General Electric Company			83,097	2,748,011
UIL Holdings Corporation			57,190	2,114,314

				9,594,939

Total Common Stocks (Cost $153,310,099)				203,674,314

		Expiration date
Warrants: 0.01%

Health Care: 0.01%

Health Care Equipment & Supplies: 0.01%
EnteroMedics Incorporated †(a)		5-14-2016	9,104	16,087

Total Warrants (Cost $0)				16,087

	Yield
Short-Term Investments: 6.13%

Investment Companies: 6.13%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (u)(l)	0.07%		4,692,619	4,692,619
Wells Fargo Securities Lending Cash Investments, LLC (u)(l)(v)(r)	0.10		7,952,113	7,952,113

Total Short-Term Investments (Cost $12,644,732)				12,644,732

Total investments in securities
(Cost $165,954,831) *	104.84%	216,335,133
Other assets and liabilities, net	(4.84)	(9,987,624)

Total net assets	100.00%	$206,347,509

†	Non-income-earning security

«	All or a portion of this security is on loan.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(u)	Rate shown is the 7-day annualized yield at period end.

(l)	Represents an affiliate of the Fund under Sections 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940, as amended

(v)	Security represents investment of cash collateral received from securities on loan.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

*	Cost for federal income tax purposes is $166,740,519 and unrealized gains (losses) consists of:

Gross unrealized gains	$54,603,413
Gross unrealized losses	(5,008,799)

Net unrealized gains	$49,594,614

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

124	Wells Fargo Advantage Equity Gateway Funds	Statements of assets and liabilities—May 31, 2014

	C&B Large Cap Value Portfolio	Diversified Large Cap Growth Portfolio

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$299,483,031	$133,362,095
In affiliated securities, at value (see cost below)	13,513,521	5,417,774

Total investments, at value (see cost below)	312,996,552	138,779,869
Foreign currency, at value (see cost below)	0	0
Receivable for investments sold	3,722,311	7,438,301
Receivable for dividends	509,021	88,433
Receivable for daily variation margin on open futures contracts	0	0
Receivable for securities lending income	1,315	707
Prepaid expenses and other assets	556	874

Total assets	317,229,755	146,308,184

Liabilities
Payable for investments purchased	0	711,944
Payable upon receipt of securities loaned	62,700	2,039,385
Advisory fee payable	179,692	67,831
Professional fees payable	30,866	33,465
Accrued expenses and other liabilities	8,042	7,215

Total liabilities	281,300	2,859,840

Total net assets	$316,948,455	$143,448,344

Investments in unaffiliated securities (including securities on loan), at cost	$199,773,100	$91,832,121

Investments in affiliated securities, at cost	$13,513,521	$5,417,774

Total investments, at cost	$213,286,621	$97,249,895

Securities on loan, at value	$60,906	$1,991,833

Foreign currency, at cost	$0	$0

The accompanying notes are an integral part of these financial statements.

Statements of assets and liabilities—May 31, 2014	Wells Fargo Advantage Equity Gateway Funds	125

Emerging Growth Portfolio	Index Portfolio	International Growth Portfolio	International Value Portfolio	Large Company Value Portfolio	Small Company Growth Portfolio	Small Company Value Portfolio

$1,067,902,304	$2,774,600,310	$154,395,134	$496,519,430	$91,742,295	$337,409,218	$203,690,401
103,037,017	69,582,676	9,490,440	39,708,903	2,095,198	54,194,942	12,644,732

1,170,939,321	2,844,182,986	163,885,574	536,228,333	93,837,493	391,604,160	216,335,133
0	0	177,522	8,006,214	0	0	0
1,637,447	570,803	684,180	0	3,068,941	1,611,460	89,838
16,833	5,639,654	322,051	3,252,635	126,293	138,023	128,194
0	43,090	0	0	0	0	0
55,323	6,877	28,656	268,037	3,308	24,749	9,919
2,876	1,151	6,994	7,778	2,821	2,796	1,025

1,172,651,800	2,850,444,561	165,104,977	547,762,997	97,038,856	393,381,188	216,564,109

0	0	1,266,732	97,032	0	0	2,079,617
75,664,545	12,820,600	7,563,796	35,005,084	896,000	37,186,513	7,952,113
742,162	205,592	114,979	378,396	52,685	239,113	143,033
34,189	43,553	35,870	29,535	34,693	33,009	34,297
12,251	23,648	15,400	17,614	5,083	7,025	7,540

76,453,147	13,093,393	8,996,777	35,527,661	988,461	37,465,660	10,216,600

$1,096,198,653	$2,837,351,168	$156,108,200	$512,235,336	$96,050,395	$355,915,528	$206,347,509

$831,018,730	$1,517,036,217	$119,591,747	$452,425,223	$72,838,893	$276,812,479	$153,310,099

$103,037,017	$51,804,901	$9,490,440	$39,708,903	$2,095,198	$54,194,942	$12,644,732

$934,055,747	$1,568,841,118	$129,082,187	$492,134,126	$74,934,091	$331,007,421	$165,954,831

$73,586,748	$12,475,248	$7,258,362	$33,177,567	$853,760	$35,694,604	$7,686,836

$0	$0	$177,507	$8,028,139	$0	$0	$0

The accompanying notes are an integral part of these financial statements.

126	Wells Fargo Advantage Equity Gateway Funds	Statements of operations—year ended May 31, 2014

	C&B Large Cap Value Portfolio	Diversified Large Cap Growth Portfolio

Investment income
Dividends*	$6,775,023	$1,115,496
Income from affiliated securities	11,420	1,245
Securities lending income, net	9,946	11,083
Interest	0	0

Total investment income	6,796,389	1,127,824

Expenses
Advisory fee	2,179,222	950,787
Custody and accounting fees	25,498	25,331
Professional fees	47,855	46,093
Shareholder report expenses	1,580	5,755
Trustees’ fees and expenses	11,095	10,487
Other fees and expenses	11,731	7,589

Total expenses	2,276,981	1,046,042
Less: Fee waivers and/or expense reimbursements	0	(136,066)

Net expenses	2,276,981	909,976

Net investment income (loss)	4,519,408	217,848

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	41,555,935	17,206,881
Affiliated securities	0	0
Futures transactions	0	0

Net realized gains on investments	41,555,935	17,206,881

Net change in unrealized gains (losses) on:
Unaffiliated securities	9,188,214	12,006,669
Affiliated securities	0	0
Futures transactions	0	0

Net change in unrealized gains (losses) on investments	9,188,214	12,006,669

Net realized and unrealized gains (losses) on investments	50,744,149	29,213,550

Net increase in net assets resulting from operations	$55,263,557	$29,431,398

* Net of foreign dividend withholding taxes in the amount of	$44,239	$0

The accompanying notes are an integral part of these financial statements.

Statements of operations—year ended May 31, 2014	Wells Fargo Advantage Equity Gateway Funds	127

Emerging Growth Portfolio	Index Portfolio	International Growth Portfolio	International Value Portfolio	Large Company Value Portfolio	Small Company Growth Portfolio	Small Company Value Portfolio

$1,268,953	$56,123,075	$3,055,641	$18,013,443	$1,658,988	$891,373	$3,368,536
13,463	1,059,137	2,546	2,899	1,389	8,839	4,446
736,062	61,901	82,196	603,455	21,158	301,610	202,209
0	1,386	0	1,608	0	0	0

2,018,478	57,245,499	3,140,383	18,621,405	1,681,535	1,201,822	3,575,191

9,100,351	2,305,801	1,257,832	3,958,033	635,924	2,087,638	1,648,387
69,848	145,908	119,486	155,853	11,214	27,400	28,276
60,745	76,757	46,756	52,503	45,122	43,771	43,865
1,939	10,822	422	5,566	2,670	1,649	6,061
10,574	10,061	11,838	15,699	11,427	10,141	8,798
25,600	59,459	38,129	45,355	6,461	8,354	9,408

9,269,057	2,608,808	1,474,463	4,233,009	712,818	2,178,953	1,744,795
0	0	0	0	(2,751)	0	0

9,269,057	2,608,808	1,474,463	4,233,009	710,067	2,178,953	1,744,795

(7,250,579)	54,636,691	1,665,920	14,388,396	971,468	(977,131)	1,830,396

126,561,844	10,348,480	7,645,552	8,585,816	9,554,727	25,678,045	23,264,792
0	(8,568,156)	0	0	0	0	0
0	9,048,077	0	0	0	0	0

126,561,844	10,828,401	7,645,552	8,585,816	9,554,727	25,678,045	23,264,792

2,831,625	431,105,920	13,428,833	54,753,421	7,711,461	21,247,400	9,025,443
0	17,015,112	0	0	0	0	0
0	(1,985,250)	0	0	0	0	0

2,831,625	446,135,782	13,428,833	54,753,421	7,711,461	21,247,400	9,025,443

129,393,469	456,964,183	21,074,385	63,339,237	17,266,188	46,925,445	32,290,235

$122,142,890	$511,600,874	$22,740,305	$77,727,633	$18,237,656	$45,948,314	$34,120,631

$0	$7,887	$183,009	$1,882,099	$14,567	$6,578	$0

The accompanying notes are an integral part of these financial statements.

128	Wells Fargo Advantage Equity Gateway Funds	Statements of changes in net assets

	C&B Large Cap Value Portfolio
	Year ended May 31, 2014	Year ended May 31, 2013

Operations
Net investment income	$4,519,408	$5,797,743
Net realized gains on investments	41,555,935	25,557,380
Net change in unrealized gains (losses) on investments	9,188,214	54,634,553

Net increase in net assets resulting from operations	55,263,557	85,989,676

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	24,307,963	19,812,149
Withdrawals	(109,777,604)	(83,570,402)

Net decrease in net assets resulting from capital share transactions	(85,469,641)	(63,758,253)

Total increase (decrease) in net assets	(30,206,084)	22,231,423

Net assets
Beginning of period	347,154,539	324,923,116

End of period	$316,948,455	$347,154,539

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage Equity Gateway Funds	129

	Diversified Large Cap Growth Portfolio
	Year ended May 31, 2014	Year ended May 31, 2013

Operations
Net investment income	$217,848	$768,223
Net realized gains on investments	17,206,881	15,571,692
Net change in unrealized gains (losses) on investments	12,006,669	11,859,205

Net increase in net assets resulting from operations	29,431,398	28,199,120

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	4,540,444	4,046,616
Withdrawals	(38,368,891)	(42,558,624)

Net decrease in net assets resulting from capital share transactions	(33,828,447)	(38,512,008)

Total decrease in net assets	(4,397,049)	(10,312,888)

Net assets
Beginning of period	147,845,393	158,158,281

End of period	$143,448,344	$147,845,393

The accompanying notes are an integral part of these financial statements.

130	Wells Fargo Advantage Equity Gateway Funds	Statements of changes in net assets

	Emerging Growth Portfolio
	Year ended May 31, 2014	Year ended May 31, 2013

Operations
Net investment loss	$(7,250,579)	$(4,657,230)
Net realized gains on investments	126,561,844	8,468,821
Net change in unrealized gains (losses) on investments	2,831,625	182,265,995

Net increase in net assets resulting from operations	122,142,890	186,077,586

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	100,196,552	43,331,221
Withdrawals	(172,012,866)	(182,428,836)

Net decrease in net assets resulting from capital share transactions	(71,816,314)	(139,097,615)

Total increase in net assets	50,326,576	46,979,971

Net assets
Beginning of period	1,045,872,077	998,892,106

End of period	$1,096,198,653	$1,045,872,077

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage Equity Gateway Funds	131

	Index Portfolio
	Year ended May 31, 2014	Year ended May 31, 2013

Operations
Net investment income	$54,636,691	$55,499,759
Net realized gains on investments	10,828,401	84,257,080
Net change in unrealized gains (losses) on investments	446,135,782	466,355,999

Net increase in net assets resulting from operations	511,600,874	606,112,838

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	110,111,813	103,522,576
Withdrawals	(397,250,633)	(480,245,028)

Net decrease in net assets resulting from capital share transactions	(287,138,820)	(376,722,452)

Total increase in net assets	224,462,054	229,390,386

Net assets
Beginning of period	2,612,889,114	2,383,498,728

End of period	$2,837,351,168	$2,612,889,114

The accompanying notes are an integral part of these financial statements.

132	Wells Fargo Advantage Equity Gateway Funds	Statements of changes in net assets

	International Growth Portfolio
	Year ended May 31, 2014	Year ended May 31, 2013

Operations
Net investment income	$1,665,920	$1,895,888
Net realized gains on investments	7,645,552	8,384,099
Net change in unrealized gains (losses) on investments	13,428,833	20,174,725

Net increase in net assets resulting from operations	22,740,305	30,454,712

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	13,505,034	29,169,783 [1]
Withdrawals	(18,531,879)	(29,751,222)

Net decrease in net assets resulting from capital share transactions	(5,026,845)	(581,439)

Total increase in net assets	17,713,460	29,873,273

Net assets
Beginning of period	138,394,740	108,521,467

End of period	$156,108,200	$138,394,740

1.	Amount includes $22,586,786 related to an acquisition during the period. See Notes to Financial Statements for a discussion of the acquisition.

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage Equity Gateway Funds	133

	International Value Portfolio
	Year ended May 31, 2014	Year ended May 31, 2013

Operations
Net investment income	$14,388,396	$11,001,522
Net realized gains (losses) on investments	8,585,816	(3,085,904)
Net change in unrealized gains (losses) on investments	54,753,421	80,132,934

Net increase in net assets resulting from operations	77,727,633	88,048,552

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	31,602,874	74,737,541 [1]
Withdrawals	(19,826,023)	(29,346,621)

Net increase in net assets resulting from capital share transactions	11,776,851	45,390,920

Total increase in net assets	89,504,484	133,439,472

Net assets
Beginning of period	422,730,852	289,291,380

End of period	$512,235,336	$422,730,852

1.	Amount includes $22,429,789 related to an acquisition during the period. See Notes to Financial Statements for a discussion of the acquisition.

The accompanying notes are an integral part of these financial statements.

134	Wells Fargo Advantage Equity Gateway Funds	Statements of changes in net assets

	Large Company Value Portfolio
	Year ended May 31, 2014	Year ended May 31, 2013

Operations
Net investment income	$971,468	$848,345
Net realized gains on investments	9,554,727	8,490,528
Net change in unrealized gains (losses) on investments	7,711,461	6,509,832

Net increase in net assets resulting from operations	18,237,656	15,848,705

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	1,607,068	51,038,318	[1]
Withdrawals	(22,199,921)	(21,361,580)

Net increase (decrease) in net assets resulting from capital share transactions	(20,592,853)	29,676,738

Total increase (decrease) in net assets	(2,355,197)	45,525,443

Net assets
Beginning of period	98,405,592	52,880,149

End of period	$96,050,395	$98,405,592

1.	Amount includes $50,059,057 related to an acquisition during the period. See Notes to Financial Statements for a discussion of the acquisition.

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage Equity Gateway Funds	135

	Small Company Growth Portfolio
	Year ended May 31, 2014	Year ended May 31, 2013

Operations
Net investment loss	$(977,131)	$(28,119)
Net realized gains on investments	25,678,045	14,699,969
Net change in unrealized gains (losses) on investments	21,247,400	28,484,637

Net increase in net assets resulting from operations	45,948,314	43,156,487

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	152,768,112	64,117,058
Withdrawals	(39,286,894)	(73,747,010)

Net increase (decrease) in net assets resulting from capital share transactions	113,481,218	(9,629,952)

Total increase in net assets	159,429,532	33,526,535

Net assets
Beginning of period	196,485,996	162,959,461

End of period	$355,915,528	$196,485,996

The accompanying notes are an integral part of these financial statements.

136	Wells Fargo Advantage Equity Gateway Funds	Statements of changes in net assets

	Small Company Value Portfolio
	Year ended May 31, 2014	Year ended May 31, 2013

Operations
Net investment income	$1,830,396	$1,093,425
Net realized gains on investments	23,264,792	13,278,991
Net change in unrealized gains (losses) on investments	9,025,443	36,327,755

Net increase in net assets resulting from operations	34,120,631	50,700,171

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	18,725,149	40,236,818 [1]
Withdrawals	(50,335,526)	(86,362,160)

Net decrease in net assets resulting from capital share transactions	(31,610,377)	(46,125,342)

Total increase in net assets	2,510,254	4,574,829

Net assets
Beginning of period	203,837,255	199,262,426

End of period	$206,347,509	$203,837,255

1.	Amount includes $14,416,889 related to an acquisition during the period. See Notes to Financial Statements for a discussion of the acquisition.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Equity Gateway Funds	137

	Ratio to average net assets (annualized)			Total return[1]	Portfolio turnover rate
	Net investment income (loss)	Gross expenses	Net expenses
C&B Large Cap Value Portfolio
Year ended May 31, 2014	1.35%	0.68%	0.68%	17.80%	22%
Year ended May 31, 2013	1.73%	0.68%	0.68%	29.30%	18%
Year ended May 31, 2012	1.81%	0.68%	0.68%	(4.61)%	21%
Year ended May 31, 2011[2]	1.27%	0.67%	0.67%	18.08%	17%
Year ended September 30, 2010	1.40%	0.70%	0.68%	7.49%	13%
Year ended September 30, 2009	2.19%	0.73%	0.64%	(5.53)%	28%
Diversified Large Cap Growth Portfolio
Year ended May 31, 2014	0.15%	0.72%	0.62%	21.70%	54%
Year ended May 31, 2013	0.51%	0.71%	0.62%	20.30%	56%
Year ended May 31, 2012	0.24%	0.71%	0.62%	1.26%	79%
Year ended May 31, 2011[2,3]	0.40%	0.69%	0.62%	22.78%	101%
Year ended September 30, 2010[3]	0.66%	0.70%	0.62%	7.51%	11%
Year ended September 30, 2009[3]	0.97%	0.70%	0.62%	3.31%	13%
Emerging Growth Portfolio
Year ended May 31, 2014	(0.62)%	0.80%	0.80%	11.92%	63%
Year ended May 31, 2013	(0.47)%	0.80%	0.80%	20.53%	65%
Year ended May 31, 2012	(0.57)%	0.80%	0.80%	(4.83)%	75%
Year ended May 31, 2011[2]	(0.77)%	0.94%	0.91%	37.91%	59%
Year ended September 30, 2010	(0.66)%	1.02%	0.94%	20.49%	97%
Year ended September 30, 2009	(0.53)%	0.94%	0.91%	(5.70)%	147%
Index Portfolio
Year ended May 31, 2014	1.99%	0.10%	0.10%	20.33%	5%
Year ended May 31, 2013	2.20%	0.09%	0.09%	27.22%	4%
Year ended May 31, 2012	2.09%	0.10%	0.10%	(0.52)%	9%
Year ended May 31, 2011[2]	1.93%	0.10%	0.10%	19.39%	3%
Year ended September 30, 2010	2.01%	0.10%	0.10%	9.97%	22%
Year ended September 30, 2009	2.61%	0.12%	0.10%	(7.00)%	10%
International Growth Portfolio
Year ended May 31, 2014	1.13%	1.00%	1.00%	16.45%	46%
Year ended May 31, 2013	1.63%	1.04%	1.04%	30.34%	46%
Year ended May 31, 2012	2.04%	0.97%	0.90%	(9.44)%	69%
Year ended May 31, 2011[2]	1.62%	1.10%	1.10%	14.50%	53%
Year ended September 30, 2010	0.89%	1.42%	1.20%	3.25%	89%
Year ended September 30, 2009	1.71%	1.14%	1.11%	6.23%	95%
International Value Portfolio
Year ended May 31, 2014	3.09%	0.91%	0.91%	18.22%	11%
Year ended May 31, 2013	3.04%	0.91%	0.91%	29.45%	16%
Year ended May 31, 2012	3.44%	0.91%	0.85%	(21.07)%	9%
Year ended May 31, 2011[2]	3.14%	0.94%	0.94%	14.00%	16%
Year ended September 30, 2010	2.41%	1.20%	1.06%	0.92%	27%
Year ended September 30, 2009	2.72%	1.08%	1.03%	5.26%	41%
Large Company Value Portfolio
Year ended May 31, 2014	0.99%	0.73%	0.73%	20.26%	62%
Year ended May 31, 2013	1.49%	0.78%	0.74%	28.91%	95%
Year ended May 31, 2012	1.67%	0.77%	0.74%	(6.06)%	104%
Year ended May 31, 2011[2]	1.58%	0.78%	0.74%	21.46%	38%
Year ended September 30, 2010	1.73%	0.73%	0.72%	7.02%	46%
Year ended September 30, 2009	2.69%	0.75%	0.69%	(9.66)%	11%
Small Company Growth Portfolio
Year ended May 31, 2014	(0.37)%	0.83%	0.83%	23.47%	77%
Year ended May 31, 2013	(0.02)%	0.86%	0.86%	31.39%	109%
Year ended May 31, 2012	(0.12)%	0.83%	0.83%	(10.75)%	107%
Year ended May 31, 2011[2]	(0.42)%	0.83%	0.83%	39.64%	70%
Year ended September 30, 2010	(0.48)%	0.87%	0.86%	15.25%	129%
Year ended September 30, 2009	(0.53)%	0.89%	0.87%	1.75%	169%

Please see footnotes on page 138.

The accompanying notes are an integral part of these financial statements.

138	Wells Fargo Advantage Equity Gateway Funds	Financial highlights

	Ratio to average net assets (annualized)			Total return[1]	Portfolio turnover rate
	Net investment income	Gross expenses	Net expenses
Small Company Value Portfolio
Year ended May 31, 2014	0.89%	0.85%	0.85%	18.09%	47%
Year ended May 31, 2013	0.58%	0.85%	0.85%	30.76%	57%
Year ended May 31, 2012	0.69%	0.84%	0.84%	(7.17)%	60%
Year ended May 31, 2011[2]	1.60%	0.84%	0.84%	26.72%	47%
Year ended September 30, 2010	0.31%	0.89%	0.89%	16.38%	60%
Year ended September 30, 2009	1.16%	0.90%	0.88%	(6.28)%	99%

1.	Returns for periods of less than one year are not annualized.

2.	For the eight months ended May 31, 2011. The Portfolio changed its fiscal year end from September 30 to May 31, effective May 31, 2011.

3.	After the close of business on January 28, 2011, Diversified Large Cap Growth Portfolio acquired the net assets of Wells Fargo Advantage Disciplined Growth Portfolio, Wells Fargo Advantage Large Cap Appreciation Portfolio, and Wells Fargo Advantage Large Company Growth Portfolio. Wells Fargo Advantage Large Company Growth Portfolio became the accounting and performance survivor in the transaction. The information for the periods prior to January 31, 2011 is that of the Wells Fargo Advantage Large Company Growth Portfolio.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Equity Gateway Funds	139

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the following portfolios: the Wells Fargo Advantage C&B Large Cap Value Portfolio (“C&B Large Cap Value Portfolio”), the Wells Fargo Advantage Diversified Large Cap Growth Portfolio (“Diversified Large Cap Growth Portfolio”), the Wells Fargo Advantage Emerging Growth Portfolio (“Emerging Growth Portfolio”), the Wells Fargo Advantage Index Portfolio (“Index Portfolio”), the Wells Fargo Advantage International Growth Portfolio (“International Growth Portfolio”), the Wells Fargo Advantage International Value Portfolio (“International Value Portfolio”), the Wells Fargo Advantage Large Company Value Portfolio (“Large Company Value Portfolio”), the Wells Fargo Advantage Small Company Growth Portfolio (“Small Company Growth Portfolio”), and the Wells Fargo Advantage Small Company Value Portfolio (“Small Company Value Portfolio”) (each, a “Portfolio”, collectively, the “Portfolios”). Each Portfolio is a diversified series of the Trust.

The Portfolios, which are master portfolios in a master/feeder structure, offer their shares to multiple feeder funds and other master portfolios rather than directly to the public.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities and futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Portfolios’ Valuation Procedures.

The values of securities denominated in foreign currencies will be converted to U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Portfolios are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the last reported sales price or latest quoted bid price. On May 31, 2014, such fair value pricing was not used in pricing foreign securities.

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices provided by an independent pricing service which may utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If prices are not available from the independent pricing service or prices received are deemed not representative of market value, prices will be obtained from an independent broker-dealer.

Short-term securities, with maturities of 60 days or less at time of purchase, generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

140	Wells Fargo Advantage Equity Gateway Funds	Notes to financial statements

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Portfolios are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Security loans

The Portfolios may lend their securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Portfolios continue to receive interest or dividends on the securities loaned. The Portfolios receive collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Portfolios on the next business day. In a securities lending transaction, the net asset value of the Portfolios will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolios fluctuate from time to time, In the event of default or bankruptcy by the borrower, the Portfolios may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Portfolios have the right under the lending agreement to recover the securities from the borrower on demand.

The Portfolios lend their securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is sub-advised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statements of Operations.

Notes to financial statements	Wells Fargo Advantage Equity Gateway Funds	141

Futures contracts

The Portfolio is subject to equity price risk in the normal course of pursuing its investment objectives. The Portfolio may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset or liability and in the Statements of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Portfolio is informed of the ex-dividend date.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Federal and other taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. The Portfolios are not required to pay federal income taxes on their net investment income and net capital gain as they are treated as partnerships for federal income tax purposes. All interest, dividends, gains and losses of a Portfolio are deemed to have been “passed through” to the interestholders in proportion to their holdings of the Portfolio regardless of whether such interest, dividends and gains have been distributed by the Portfolio.

Each Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed each Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). Each Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

142	Wells Fargo Advantage Equity Gateway Funds	Notes to financial statements

As of May 31, 2014, the inputs used in valuing investments in securities were as follows:

C&B Large Cap Value Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets

Investments in:

Common stocks
Consumer discretionary	$44,564,537	$0	$0	$44,564,537
Consumer staples	36,033,371	0	0	36,033,371
Energy	22,930,767	0	0	22,930,767
Financials	73,964,565	0	0	73,964,565
Health care	40,194,719	0	0	40,194,719
Industrials	30,563,379	0	0	30,563,379
Information technology	27,274,510	0	0	27,274,510
Materials	22,384,769	0	0	22,384,769

Preferred stocks
Consumer staples	0	1,572,414	0	1,572,414

Short-term investments
Investment companies	13,450,821	62,700	0	13,513,521
Total assets	$311,361,438	$1,635,114	$0	$312,996,552

Diversified Large Cap Growth Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets

Investments in:

Common stocks
Consumer discretionary	$31,542,179	$0	$0	$31,542,179
Consumer staples	7,024,854	0	0	7,024,854
Energy	7,335,463	0	0	7,335,463
Financials	10,201,018	0	0	10,201,018
Health care	20,055,124	0	0	20,055,124
Industrials	16,933,616	0	0	16,933,616
Information technology	33,562,382	0	0	33,562,382
Materials	5,363,300	0	0	5,363,300
Telecommunication services	1,344,159	0	0	1,344,159

Short-term investments
Investment companies	3,378,389	2,039,385	0	5,417,774
Total assets	$136,740,484	$2,039,385	$0	$138,779,869

Notes to financial statements	Wells Fargo Advantage Equity Gateway Funds	143

Emerging Growth Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets

Investments in:

Common stocks
Consumer discretionary	$134,723,253	$0	$0	$134,723,253
Consumer staples	22,520,190	0	0	22,520,190
Energy	71,623,589	0	0	71,623,589
Financials	86,197,235	0	0	86,197,235
Health care	323,035,108	0	0	323,035,108
Industrials	133,888,115	0	0	133,888,115
Information technology	295,914,814	0	0	295,914,814

Short-term investments
Investment companies	27,372,472	75,664,545	0	103,037,017
Total assets	$1,095,274,776	$75,664,545	$0	$1,170,939,321

Index Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets

Investments in:

Common stocks
Consumer discretionary	$335,308,293	$0	$0	$335,308,293
Consumer staples	273,795,202	0	0	273,795,202
Energy	294,761,252	0	0	294,761,252
Financials	448,366,240	0	0	448,366,240
Health care	372,905,275	0	0	372,905,275
Industrials	300,799,258	0	0	300,799,258
Information technology	529,843,088	0	0	529,843,088
Materials	99,252,918	0	0	99,252,918
Telecommunication services	69,596,981	0	0	69,596,981
Utilities	86,054,263	0	0	86,054,263

Short-term investments
Investment companies	16,929,736	12,820,600	0	29,750,336
U.S. Treasury securities	3,749,880	0	0	3,749,880
	2,831,362,386	12,820,600	0	2,844,182,986
Futures contracts	43,090	0	0	43,090
Total assets	$2,831,405,476	$12,820,600	$0	$2,844,226,076

144	Wells Fargo Advantage Equity Gateway Funds	Notes to financial statements

International Growth Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets

Investments in:

Common stocks
Belgium	$6,885,267	$0	$0	$6,885,267
China	9,079,746	0	0	9,079,746
Denmark	1,637,938	0	0	1,637,938
France	11,124,519	0	0	11,124,519
Germany	20,925,177	0	0	20,925,177
Hong Kong	11,051,142	0	0	11,051,142
India	542,447	0	0	542,447
Indonesia	1,021,136	0	0	1,021,136
Ireland	4,670,689	0	0	4,670,689
Japan	21,083,913	0	0	21,083,913
Mexico	3,664,258	0	0	3,664,258
Netherlands	9,383,447	0	0	9,383,447
South Korea	1,815,313	0	0	1,815,313
Spain	1,607,482	0	0	1,607,482
Sweden	2,054,452	0	0	2,054,452
Switzerland	15,692,884	0	0	15,692,884
United Kingdom	27,383,739	60,894	0	27,444,633
United States	1,403,604	0	0	1,403,604

Participation notes	0	1,057,499	0	1,057,499

Preferred stocks
Germany	2,249,588	0	0	2,249,588

Short-term investments
Investment companies	1,926,644	7,563,796	0	9,490,440
Total assets	$155,203,385	$8,682,189	$0	$163,885,574

Notes to financial statements	Wells Fargo Advantage Equity Gateway Funds	145

International Value Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets

Investments in:

Common stocks
Australia	$33,233,984	$0	$0	$33,233,984
Austria	8,734,869	0	0	8,734,869
Belgium	2,801,415	0	0	2,801,415
Brazil	5,703,075	0	0	5,703,075
Canada	12,415,383	0	0	12,415,383
China	12,088,259	0	0	12,088,259
Czech Republic	1,683,038	0	0	1,683,038
Finland	5,121,113	0	0	5,121,113
France	45,640,119	0	0	45,640,119
Germany	41,420,362	0	0	41,420,362
Hong Kong	6,426,394	0	0	6,426,394
India	6,614,502	0	0	6,614,502
Indonesia	784,213	0	0	784,213
Ireland	3,154,809	0	0	3,154,809
Israel	5,740,609	0	0	5,740,609
Italy	7,801,871	0	0	7,801,871
Japan	95,579,625	0	0	95,579,625
Liechtenstein	756,047	0	0	756,047
Malaysia	1,258,174	0	0	1,258,174
Netherlands	11,008,753	0	0	11,008,753
Norway	8,192,095	0	0	8,192,095
Poland	2,766,680	0	0	2,766,680
Russia	6,464,404	0	0	6,464,404
Singapore	2,033,333	0	0	2,033,333
South Africa	2,916,434	0	0	2,916,434
South Korea	11,915,663	0	0	11,915,663
Spain	8,773,630	0	0	8,773,630
Sweden	10,182,879	0	0	10,182,879
Switzerland	28,574,165	0	0	28,574,165
Taiwan	1,533,161	0	0	1,533,161
Thailand	3,534,511	0	0	3,534,511
United Kingdom	96,299,877	0	0	96,299,877

Preferred stocks
Brazil	5,365,984	0	0	5,365,984

Short-term investments
Investment companies	4,703,819	35,005,084	0	39,708,903
Total assets	$501,223,249	$35,005,084	$0	$536,228,333

146	Wells Fargo Advantage Equity Gateway Funds	Notes to financial statements

Large Company Value Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets

Investments in:

Common stocks
Consumer discretionary	$6,507,833	$0	$0	$6,507,833
Consumer staples	4,534,937	0	0	4,534,937
Energy	13,320,674	0	0	13,320,674
Financials	26,528,673	0	0	26,528,673
Health care	12,083,232	0	0	12,083,232
Industrials	11,267,911	0	0	11,267,911
Information technology	7,797,570	0	0	7,797,570
Materials	3,092,430	0	0	3,092,430
Telecommunication services	2,665,755	0	0	2,665,755
Utilities	3,943,280	0	0	3,943,280

Short-term investments
Investment companies	1,199,198	896,000	0	2,095,198
Total assets	$92,941,493	$896,000	$0	$93,837,493

Small Company Growth Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets

Investments in:

Common stocks
Consumer discretionary	$53,671,652	$0	$0	$53,671,652
Consumer staples	5,673,596	0	0	5,673,596
Energy	21,461,791	0	0	21,461,791
Financials	35,148,352	0	0	35,148,352
Health care	64,471,149	0	0	64,471,149
Industrials	49,612,702	0	0	49,612,702
Information technology	91,313,075	0	0	91,313,075
Materials	16,056,901	0	0	16,056,901

Short-term investments
Investment companies	17,008,429	37,186,513	0	54,194,942
Total assets	$354,417,647	$37,186,513	$0	$391,604,160

Notes to financial statements	Wells Fargo Advantage Equity Gateway Funds	147

Small Company Value Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets

Investments in:

Common stocks
Consumer discretionary	$34,016,873	$0	$0	$34,016,873
Consumer staples	4,055,004	0	0	4,055,004
Energy	9,625,442	0	0	9,625,442
Financials	75,283,348	0	0	75,283,348
Health care	10,098,010	0	0	10,098,010
Industrials	22,197,988	0	0	22,197,988
Information technology	25,193,621	0	0	25,193,621
Materials	12,587,906	0	0	12,587,906
Telecommunication services	1,021,183	0	0	1,021,183
Utilities	9,594,939	0	0	9,594,939

Warrants
Health care	0	16,087	0	16,087

Short-term investments
Investment companies	4,692,619	7,952,113	0	12,644,732
Total assets	$208,366,933	$7,968,200	$0	$216,335,133

Futures contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. All other assets and liabilities are reported at their market value at measurement date.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended May 31, 2014, the Portfolio did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fees

The Trust has entered into an advisory contract with Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadvisers, who are responsible for day-to-day portfolio management of the Portfolios.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee which is calculated based on the average daily net assets of each Portfolio as follows:

Funds Management has retained the services of certain subadvisers to provide daily portfolio management for the Portfolios. Funds Management has engaged WellsCap (an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo), Peregrine Capital Management, Inc. (an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo), Artisan Partners Limited Partnership, Cooke & Bieler, L.P., Galliard Capital Management, Inc. (an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo), Golden Capital Management, LLC (an affiliate of Funds Management), LSV Asset Management and Phocas Financial Corporation as subadvisers.

The fees for sub-advisory services are borne by Funds Management. The subadvisers are each entitled to receive from Funds Management an annual subadvisory fee which is calculated based on the average daily net assets of each subadvisers’ portion the Portfolio.

148	Wells Fargo Advantage Equity Gateway Funds	Notes to financial statements

The annual advisory and subadvisory fee rates for each Portfolio are as follows:

	Advisory fee				Effective rate for the year ended May 31, 2014			Subadvisory fee
	starting at		declining to				Subadviser	starting at	declining to
C&B Large Cap Value Portfolio	0.65%		0.55%		0.65%		Cooke & Bieler, L.P.	0.38%	0.30%
Diversified Large Cap Growth Portfolio	0.65		0.55		0.65		WellsCap	0.30	0.20
Emerging Growth Portfolio	0.80	[1]	0.68	[1]	0.78	[1]	WellsCap	0.55	0.40
Index Portfolio	0.10		0.05		0.08		Golden Capital Management, LLC	0.05	0.02
International Growth Portfolio	0.85		0.70		0.85		Artisan Partners Limited Partnership	0.80	0.50
International Value Portfolio	0.85		0.70		0.85		LSV Asset Management	0.35	0.30
Large Company Value Portfolio	0.65		0.55		0.65		Phocas Financial Corporation	0.29	0.20
Small Company Growth Portfolio	0.80	[1]	0.68	[1]	0.80	[1]	Peregrine Capital Management, Inc.	0.50	0.45
Small Company Value Portfolio	0.80	[1]	0.68	[1]	0.80	[1]	Peregrine Capital Management, Inc.	0.45	0.40

1.	Prior to July 1, 2013, Funds Management received an annual advisory fee which started at 0.80% and declined to 0.70% as the average daily net assets of the Portfolio increased.

Funds Management has voluntarily waived and/or reimbursed advisory fees to the extent necessary to maintain certain net operating expense ratios for the Portfolios.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities, for the year ended May 31, 2014 were as follows:

	Purchases at cost	Sales proceeds
C&B Large Cap Value Portfolio	$70,639,800	$164,094,267
Diversified Large Cap Growth Portfolio	78,486,497	120,813,975
Emerging Growth Portfolio	716,437,918	806,549,180
Index Portfolio	126,442,453	302,788,927
International Growth Portfolio	66,395,476	66,851,606
International Value Portfolio	74,609,473	51,249,758
Large Company Value Portfolio	59,139,358	81,433,351
Small Company Growth Portfolio	296,785,557	193,466,271
Small Company Value Portfolio	94,562,034	122,741,483

6. DERIVATIVE TRANSACTIONS

During the year ended May 31, 2014, Index Portfolio used uninvested cash to enter into futures contracts to gain market exposure.

At May 31, 2014, the Index Portfolio had long futures contracts outstanding as follows:

Expiration date	Counterparty	Contracts	Type	Contract value at May 31, 2014	Unrealized gains
6/19/2014	Jefferies Bache	36 Long	S&P 500 Index	$17,293,500	$782,845

Index Portfolio had an average notional amount of $39,750,249 in long futures contracts outstanding during the year ended May 31, 2014.

The receivable for daily variation margin on open futures contracts reflected in the Statements of Assets and Liabilities only represents the current day’s variation margin. The realized gains or losses and change in unrealized gains or losses on derivative instruments are reflected in the Statements of Operations.

For certain types of derivative transactions, the Portfolios have entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with

Notes to financial statements	Wells Fargo Advantage Equity Gateway Funds	149

an exchange or broker-dealer as collateral and allows the Portfolio to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Portfolio under ISDA Master Agreements or similar agreements, if any, will be reported separately in the Statements of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Portfolio of Investments or Summary Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Portfolio and the applicable counterparty. A reconciliation of the gross amounts on the Statements of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

	Derivative type	Counterparty	Gross amounts of assets in the Statements of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount
Index Portfolio	Futures – variation margin	Jefferies Bache	$43,090	$0	$0	$43,090

7. ACQUISITIONS

After the close of business on April 19, 2013, International Growth Portfolio acquired the net assets of Wells Fargo Advantage International Index Portfolio. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. The investment portfolio of Wells Fargo Advantage International Index Portfolio with a fair value of $22,535,457, identified cost of $21,854,655, and unrealized gains of $680,802 at April 19, 2013 were the principal assets acquired by International Growth Portfolio. For financial reporting purposes, assets received by International Growth Portfolio was recorded at fair value; however, the cost basis of the investments received from Wells Fargo Advantage International Index Portfolio was carried forward to align ongoing reporting of International Growth Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed June 1, 2012, the beginning of the annual reporting period for International Growth Portfolio, the pro forma results of operations for the year ended May 31, 2013 would have been:

Net investment income	$2,276,123
Net realized and unrealized gains (losses) on investments	$31,301,977
Net increase in net assets resulting from operations	$33,578,100

After the close of business on April 19, 2013, International Value Portfolio acquired the net assets of Wells Fargo Advantage International Equity Portfolio. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. The investment portfolio of Wells Fargo Advantage International Equity Portfolio with a fair value of $22,369,294, identified cost of $22,824,592 and unrealized losses of $455,298 at April 19, 2013 were the principal assets acquired by International Value Portfolio. For financial reporting purposes, assets received by International Value Portfolio were recorded at fair value; however, the cost basis of the investments received from Wells Fargo Advantage International Equity Portfolio was carried forward to align ongoing reporting of International Value Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed June 1, 2012, the beginning of the annual reporting period for International Value Portfolio, the pro forma results of operations for the year ended May 31, 2013 would have been:

Net investment income	$21,429,816
Net realized and unrealized gains (losses) on investments	$71,515,531
Net increase in net assets resulting from operations	$92,945,347

After the close of business on April 19, 2013, Large Company Value Portfolio acquired the net assets of Wells Fargo Advantage Equity Value Portfolio. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. The investment portfolio of Wells Fargo Advantage Equity Value Portfolio with a fair value of $49,782,607, identified cost of $48,925,675 and unrealized gains of $856,932 at April 19, 2013 were the principal assets acquired by Large Company Value Portfolio. For financial reporting purposes, assets received by Large Company Value

150	Wells Fargo Advantage Equity Gateway Funds	Notes to financial statements

Portfolio were recorded at fair value; however, the cost basis of the investments received from Wells Fargo Advantage Equity Value Portfolio was carried forward to align ongoing reporting of Large Company Value Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed June 1, 2012, the beginning of the annual reporting period for Large Company Value Portfolio, the pro forma results of operations for the year ended May 31, 2013 would have been:

Net investment loss	$(3,466,147)
Net realized and unrealized gains (losses) on investments	$21,684,877
Net increase in net assets resulting from operations	$18,218,730

After the close of business on April 19, 2013, Small Company Value Portfolio acquired the net assets of Wells Fargo Advantage Small Cap Value Portfolio. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. The investment portfolio of Wells Fargo Advantage Small Cap Value Portfolio with a fair value of $14,404,707, identified cost of $14,875,954, and unrealized losses of $471,247 at April 19, 2013, were the principal assets acquired by Small Company Value Portfolio. For financial reporting purposes, assets received by Small Company Value Portfolio were recorded at fair value; however, the cost basis of the investments received from Wells Fargo Advantage Small Cap Value Portfolio was carried forward to align ongoing reporting of Small Company Value Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisitions had been completed June 1, 2012, the beginning of the annual reporting period for Small Company Value Portfolio, the pro forma results of operations for the year ended May 31, 2013 would have been

Net investment income	$1,370,856
Net realized and unrealized gains (losses) on investments	$53,680,718
Net increase in net assets resulting from operations	$55,051,574

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors, countries or geographical regions. Portfolios that invest a substantial portion of their assets in a sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector. Portfolios that focus their investments in particular countries or geographic regions may be particularly susceptible to economic and political events affecting those countries or regions. The Portfolio of Investments includes information on each Portfolio’s holdings, including sector, country and/or geographical composition, as relevant.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Advantage Equity Gateway Funds	151

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO MASTER TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments or summary portfolio of investments (for Wells Fargo Advantage Index Portfolio), of the Wells Fargo Advantage C&B Large Cap Value Portfolio, Wells Fargo Advantage Diversified Large Cap Growth Portfolio, Wells Fargo Advantage Emerging Growth Portfolio, Wells Fargo Advantage Index Portfolio, Wells Fargo Advantage International Growth Portfolio, Wells Fargo Advantage International Value Portfolio, Wells Fargo Advantage Large Company Value Portfolio, Wells Fargo Advantage Small Company Growth Portfolio, and Wells Fargo Advantage Small Company Value Portfolio, nine of the portfolios constituting the Wells Fargo Master Trust (collectively the “Portfolios”), as of May 31, 2014, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, the period from October 1, 2010 to May 31, 2011, and each of the years in the two-year period ended September 30, 2010. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2014, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Portfolios, of Wells Fargo Master Trust as of May 31, 2014, the results of their operations, changes in their net assets, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 28, 2014

152	Wells Fargo Advantage Equity Gateway Funds	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, the percentage of ordinary income dividends qualifying for the corporate dividends-received deduction was as follows for the fiscal year ended May 31, 2014:

Dividends-received deduction
C&B Large Cap Value Fund	100%
Diversified Equity Fund	35.73
Index Fund	97.37
Small Company Growth Fund	6.55

Pursuant to Section 852 of the Internal Revenue Code, the following amounts were designated as long-term capital gain distributions for the fiscal year ended May 31, 2014:

Long-term capital gain distributions
Diversified Equity Fund	$24,155,609
Emerging Growth Fund	74,269,501
Index Fund	62,613,058
Small Company Growth Fund	5,686,971

Pursuant to Section 854 of the Internal Revenue Code, the following amounts of income dividends paid during the fiscal year ended May 31, 2014 have been designated as qualified dividend income (QDI):

QDI
C&B Large Cap Value Fund	$3,192,139
Diversified Equity Fund	6,684,140
Index Fund	46,618,600
International Value Fund	8,677,038
Small Company Growth Fund	516,620

For the fiscal year ended May 31, 2014, the following amounts have been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code:

Interest-related dividends
Diversified Equity Fund	$29,942

For the fiscal year ended May 31, 2014, the following amounts have been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code:

Short-term capital gain dividends
Diversified Equity Fund	$11,430,994
Index Fund	3,781,007
Small Company Growth Fund	7,473,758

Pursuant to Section 853 of the Internal Revenue Code, International Value Fund expects to designate amounts as foreign taxes paid for the fiscal year ended May 31, 2014. Additional details will be available in the semiannual report.

Other information (unaudited)	Wells Fargo Advantage Equity Gateway Funds	153

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available without charge on the website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings are publicly available on the website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information is publicly available on the website on a monthly, seven-day or more delayed basis. Each Fund and Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, each Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

154	Wells Fargo Advantage Equity Gateway Funds	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 132 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Equity Gateway Funds	155

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013. Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President and Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Jeremy DePalma acts as Treasurer of International Value Fund, International Growth Portfolio, and International Value Portfolio and Assistant Treasurer of the remaining funds in this shareholder report. In addition, Jeremy DePalma acts as Treasurer of 56 other funds and Assistant Treasurer of 73 other funds in the Fund Complex. Nancy Wiser serves as Treasurer of the remaining funds in this shareholder report as well as 60 other funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

156	Wells Fargo Advantage Equity Gateway Funds	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Advantage C&B Large Cap Value Fund, Wells Fargo Advantage Diversified Equity Fund, Wells Fargo Advantage Emerging Growth Fund, Wells Fargo Advantage Index Fund, Wells Fargo Advantage International Value Fund, Wells Fargo Advantage Small Company Growth Fund, Wells Fargo Advantage Small Company Value Fund, Wells Fargo Advantage C&B Large Cap Value Portfolio, Wells Fargo Advantage Diversified Large Cap Growth Portfolio, Wells Fargo Advantage Emerging Growth Portfolio, Wells Fargo Advantage Index Portfolio, Wells Fargo Advantage International Growth Portfolio, Wells Fargo Advantage International Value Portfolio, Wells Fargo Advantage Large Company Value Portfolio, Wells Fargo Advantage Small Company Growth Portfolio and Wells Fargo Advantage Small Company Value Portfolio

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (each, a “Board” and collectively, the “Boards”) of each of Wells Fargo Funds Trust (“Funds Trust”) and Wells Fargo Master Trust (“Master Trust”) (collectively, the “Trusts”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trusts, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trusts’ investment advisory and sub-advisory agreements. In this regard, at in-person meetings held on March 27-28, 2014 (the “March Meeting”) and May 15-16, 2014 (the “May Meeting”, and together with the March Meeting, the “Meetings”), the Funds Trust Board reviewed an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for each of the Wells Fargo Advantage C&B Large Cap Value Fund, Wells Fargo Advantage Diversified Equity Fund, Wells Fargo Advantage Emerging Growth Fund, Wells Fargo Advantage Index Fund, Wells Fargo Advantage International Value Fund, Wells Fargo Advantage Small Company Growth Fund and Wells Fargo Advantage Small Company Value Fund (individually, a “Gateway Fund” and collectively, the “Gateway Funds”). The Master Trust Board reviewed an investment advisory agreement with Funds Management for each of the Wells Fargo Advantage C&B Large Cap Value Portfolio, Wells Fargo Advantage Diversified Large Cap Growth Portfolio, Wells Fargo Advantage Emerging Growth Portfolio, Wells Fargo Advantage Index Portfolio, Wells Fargo Advantage International Growth Portfolio, Wells Fargo Advantage International Value Portfolio, Wells Fargo Advantage Large Company Value Portfolio, Wells Fargo Advantage Small Company Growth Portfolio and Wells Fargo Advantage Small Company Value Portfolio (individually, a “Master Portfolio” and collectively, the “Master Portfolios”). The Gateway Funds and the Master Portfolios are collectively referred to as the “Funds.”

The Master Trust Board also reviewed: (i) an investment sub-advisory agreement with Wells Capital Management Incorporated (“WellsCap”) for each of the Diversified Large Cap Growth Portfolio and Emerging Growth Portfolio; (ii) an investment sub-advisory agreement with Artisan Partners Limited Partnership (“Artisan”) for the International Growth Portfolio; (iii) an investment sub-advisory agreement with Cooke & Bieler L.P. (“Cooke & Bieler”) for the C&B Large Cap Value Portfolio; (iv) an investment sub-advisory agreement with LSV Asset Management (“LSV”) for the International Value Portfolio; (v) an investment sub-advisory agreement with Peregrine Capital Management, Inc. (“Peregrine”) for each of the Small Company Growth Portfolio and Small Company Value Portfolio; (vi) an investment sub-advisory agreement with Golden Capital Management, LLC (“Golden”) for the Index Portfolio; and (vii) an investment sub-advisory agreement with Phocas Financial Corporation (“Phocas”) for the Large Company Value Portfolio. The investment advisory agreements with Funds Management and the sub-advisory agreements with WellsCap, Artisan, Cooke & Bieler, LSV, Peregrine, Golden and Phocas (collectively, the “Sub-Advisers”) are collectively referred to as the “Advisory Agreements.”

The Diversified Equity Fund is a gateway blended fund that invests all of its assets in multiple Master Portfolios. The C&B Large Cap Value Fund, Emerging Growth Fund, Index Fund, International Value Fund, Small Company Growth Fund and Small Company Value Fund are gateway feeder funds that invest substantially all of their assets in the C&B Large Cap Value Portfolio, Emerging Growth Portfolio, Index Portfolio, International Value Portfolio, Small Company Growth Portfolio and Small Company Value Portfolio, respectively. Each of these Master Portfolios has a substantially similar investment objective and substantially similar investment strategies to the respective Gateway Fund. Information provided to the Boards regarding these Funds is also applicable to the Master Portfolios identified above, as relevant.

At each of the March Meeting and the May Meeting, the Boards received the information, considered the factors and reached the conclusions discussed below, and unanimously approved the renewal of the Advisory Agreements.

At the Meetings, the Boards considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the continuation of the Advisory Agreements. Prior to the Meetings, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Boards have adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the Boards in the discharge of their duties in reviewing performance and other matters throughout the year. The

Other information (unaudited)	Wells Fargo Advantage Equity Gateway Funds	157

Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Boards, Funds Management and the Sub-Advisers were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Boards’ annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Boards considered not only the specific information presented in connection with the Meetings, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Boards reviewed reports of Funds Management at each of their quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Boards and the teams mentioned above confer with portfolio managers at various times throughout the year. The Boards did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After their deliberations, the Boards unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Advisers is reasonable. The Boards considered the continuation of the Advisory Agreements for the Funds as part of their consideration of the continuation of advisory agreements for funds across the complex, but their approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Boards in support of their approvals.

Nature, extent and quality of services

The Boards received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Boards evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Boards further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Boards took into account the full range of services provided to the Funds by Funds Management and its affiliates.

Fund performance and expenses

The Boards considered the performance results for each of the Funds over various time periods ended December 31, 2013. The Boards also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the respective Funds (each, a “Universe”), and in comparison to each Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Boards received a description of the methodology used by Lipper to select the mutual funds in each performance Universe.

The Funds Trust Board noted that the performance of each Gateway Fund (Administrator Class) relative to its respective Universe was as follows: (i) the performance of the C&B Large Cap Value Fund was higher than or in range of the average performance of its Universe for the one- and three- year period but lower than the average performance of its Universe for the five- and ten-year periods under review; (ii) the performance of the Diversified Equity Fund was in range of the average performance of its Universe for all periods under review except for the ten-year period; (iii) the performance of the Emerging Growth Fund was higher than the average performance of its Universe for all periods under review; (iv) the performance of the Index Fund was in range of the average performance of its Universe for all periods under review; (v) the performance of the International Value Fund was in range of the average performance of its Universe for the three-, five- and ten-year periods and lower than the average performance of its Universe for the one-year period under review; (vi) the performance of the Small Company Growth Fund was higher than or in range of the average performance of its Universe for all periods under review; and (vii) the performance of the Small Company Value Fund was higher than or in range of the average performance of its Universe for the one-, three- and five-year periods and lower than the average performance of its Universe for the ten-year period under review.

The Funds Trust Board also noted that the performance of each Gateway Fund relative to its respective benchmark was as follows: (i) the performance of the C&B large Cap Value Fund was higher than its benchmark, the Russell 1000 Value Index, for the one- and five-year period but lower than its benchmark for the three- and ten-year periods under review; (ii) the

158	Wells Fargo Advantage Equity Gateway Funds	Other information (unaudited)

performance of the Diversified Equity Fund was higher than or in range of its benchmark, the Diversified Equity Composite Index, which is a proprietary index used by the Funds Trust Board to help it assess the Diversified Equity Fund’s relative performance, for the one- and five year periods but lower than its benchmark for the three- and five- year periods under review; (iii) the performance of the Emerging Growth Fund was higher than its benchmark, the Russell 2000 Growth Index, for all periods under review; (iv) the performance of the Index Fund was in range of its benchmark, the S&P 500 Index, for all periods under review; (v) the performance of the International Value Fund was in range of its benchmark, the MSCI EAFE Value Index, for the five- and ten-year periods and lower than its benchmark for the one- and three-year periods under review; (vi) the performance of the Small Company Growth Fund was higher than or in range of its benchmark, the Russell 2000 Growth Index, for all periods under review; and (vii) the performance of the Small Company Value Fund was higher than or equal to its benchmark, the Russell 2000 Value Index, for all periods under review.

The Funds Trust Board received information concerning, and discussed factors contributing to the underperformance of the C&B Large Cap Value Fund, the Diversified Equity Fund, the International Value Fund and the Small Company Value Fund noted above. Funds Management advised the Funds Trust Board about certain market conditions and investment decisions that it believed contributed to the underperformance noted above and was satisfied with the information it received.

The Master Trust Board took note of the performance of the Master Portfolios in the context of reviewing the performance of the Gateway Funds.

The Funds Trust Board also received and considered information regarding each Gateway Fund’s net operating expense ratios, which include fees and expenses of the corresponding Master Portfolio, and their various components, including actual management fees assessed at the Gateway Fund and Master Portfolio levels (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Funds Trust Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to each Gateway Fund (the “Groups”). The Funds Trust Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Funds Trust Board noted that the net operating expense ratios of the Gateway Funds were as follows: (i) the net operating expense ratios of the C&B Large Cap Value Fund were in range of or lower than the median net operating expense ratios of its expense Groups for all share classes; (ii) the net operating expense ratios of the Diversified Equity Fund were in range of the median net operating expense ratios of its expense Groups for all share classes; (iii) the net operating expense ratios of the Emerging Growth Fund were in range of the median net operating expense ratios for its expense Groups for all share classes expect for the Investor Class which was higher than the median net operating expense ratios for its expense Group; (iv) the net operating expense ratios of the Index Fund were in range of or lower than the median net operating expense ratios for its expense Groups for all share classes; (v) the net operating expense ratios of the International Value Fund were in range of the median net operating expense ratios for its expense Groups for all share classes; (vi) the net operating expense ratios of the Small Company Growth Fund were in range of, equal to, or lower than the net operating expense ratios for its expense Groups for all share classes; and (vii) the net operating expense ratios of the Small Company Value Fund were in range or lower than the net operating expense ratios for its expense Groups for all share classes except for the Class A shares which were higher than its Group.

With respect to the Master Portfolios, the Master Trust Board reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Master Portfolio level, relative to a corresponding expense Group.

Based on their consideration of the factors and information they deemed relevant, including those described here, the Boards concluded that the overall performance and expense structure of the Funds supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

Except with respect to the Diversified Equity Fund, the Funds Trust Board noted that Funds Management receives no advisory fees from a Gateway Fund as long as the Gateway Fund continues to invest all (or substantially all) of its assets in a single master portfolio. If a Gateway Fund were to change its investment structure so that it begins to invest in two or more master portfolios (a gateway blended fund), Funds Management would be entitled to receive an annual fee of 0.25% of the Gateway Fund’s average daily net assets for providing investment advisory services to the Gateway Fund, including allocating the Gateway Fund’s assets among various master portfolios. The Funds Trust Board noted that the Diversified Equity Fund is a gateway blended fund that invests in multiple master portfolios and therefore pays an advisory fee to Funds Management.

Other information (unaudited)	Wells Fargo Advantage Equity Gateway Funds	159

The Boards reviewed and considered the contractual investment advisory fee rates that are payable by the Funds to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and, with respect to the Gateway Funds, on a combined basis with each Gateway Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Funds Trust Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Master Trust Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Advisers for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Funds Trust Board was a comparison of the Management Rates of each Gateway Fund, which, except in the case of the Diversified Equity Fund, include the advisory fees paid at the Master Portfolio level, with those of other funds in the expense Groups at a common asset level. The Funds Trust Board noted that the Management Rates of the Gateway Funds were as follows: (i) the Management Rates of the C&B Large Cap Value Fund were in range of the average rates for its respective expense Groups for all share classes; (ii) the Management Rates for the Diversified Equity Fund were lower than the average rates of its respective expense Groups for all share classes; (iii) the Management Rates for the Emerging Growth Fund were in range of the average rates of its respective expense Groups for all share classes except for the Investor Class, which had higher Management Rates relative to its expense Group; (iv) the Management Rates for the Index Fund were in range of the average rates of its respective expense Groups for all share classes except for the Investor Class, which had higher Management Rates relative to its expense Group; (v) the Management Rates for the International Value Fund were in range of the average rates of its respective expense Groups for all share classes; (vi) the Management Rates for the Small Company Growth Fund were in range of the average rates of its respective expense Groups for all share classes; and (vii) the Management Rates for the Small Company Value Fund were in range of the average rates of its respective expense Groups for all share classes.

The Master Trust Board reviewed a comparison of the Advisory Agreement Rates of each Master Portfolio with those of other funds in each Master Portfolio’s respective expense Group at a common asset level. The Master Trust Board noted that the Advisory Agreement Rates of each Master Portfolio were equal to the median rate for the Master Portfolio’s respective expense Group.

The Master Trust Board also received and considered information about the portions of the total advisory fees that were retained by Funds Management after payment of the fees to the Sub-Advisers for sub-advisory services. With respect to the Master Portfolios sub-advised by Artisan, Cooke & Bieler, LSV and Phocas, the Master Trust Board considered this amount in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Lipper to be similar to the respective Master Portfolio. In assessing the reasonableness of these amounts, the Master Trust Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and WellsCap, Peregrine and Golden, the Master Trust Board ascribed limited relevance to the allocation of the advisory fee between them. With respect to Artisan, Cooke & Bieler, LSV and Phocas, the Master Trust Board considered that the Sub-Advisory Agreement Rates paid to each of these Sub-Advisers had been negotiated by Funds Management on an arm’s-length basis.

The Boards also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients with investment strategies similar to those of the Funds. In this regard, the Boards received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on their consideration of the factors and information they deemed relevant, including those described here, in light of the services covered by the Advisory Agreements, both Boards determined that the Advisory Agreement Rates were reasonable and the Master Trust Board determined that the Sub-Advisory Agreement Rates were reasonable.

Profitability

The Boards received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Funds and the fund family as a whole. The Boards did not receive or consider to be necessary separate profitability information with respect to WellsCap, Peregrine or Golden, because, as affiliates of Funds Management, their profitability information was subsumed in the collective Wells Fargo profitability analysis. The Boards did not receive or consider profitability information with respect to Artisan, Cooke & Bieler, LSV and Phocas, as the sub-advisory fees paid to them had been negotiated by Funds Management on an arm’s-length basis.

160	Wells Fargo Advantage Equity Gateway Funds	Other information (unaudited)

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Boards noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on their review, the Boards did not deem the profits reported by Funds Management to be at a level that would prevent them from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Boards noted the existence of breakpoints in each Master Portfolio’s advisory fee and each Gateway Fund’s administration fee, which operate generally to reduce the Funds’ expense ratios as the Funds grow in size. They considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Boards also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Funds and the fund family as a whole. The Boards considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Boards concluded that the Funds’ fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.

Other benefits to Funds Management and the Sub-Advisers

The Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including WellsCap, Peregrine and Golden, and by Artisan, Cooke & Bieler, LSV and Phocas, as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Funds. The Boards noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Boards also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and WellsCap from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on their consideration of the factors and information they deemed relevant, including those described here, the Boards did not find that any ancillary benefits received by Funds Management and its affiliates, including WellsCap, Peregrine and Golden, or by Artisan, Cooke & Bieler, LSV or Phocas, were unreasonable.

Conclusion

After considering the above-described factors and based on their deliberations and their evaluation of the information described above, the Boards unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Advisers is reasonable.

List of abbreviations	Wells Fargo Advantage Equity Gateway Funds	161

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

225492 07-14 AEGLD/AR111 05-14

Wells Fargo Advantage Income Funds

Annual Report

May 31, 2014

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■	Wells Fargo Advantage Inflation-Protected Bond Fund

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The views expressed and any forward-looking statements are as of May 31, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Income Funds	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Reassurances from the Fed that a highly accommodative monetary policy would continue throughout 2014 inspired price rallies across both the investment-grade and high-yield bond markets.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Income Funds for the 12-month period that ended May 31, 2014. During the period, U.S. Treasury yields went through periods of shifting higher and then dropping lower. Investment-grade fixed-income markets cycled through periods of security price declines and corresponding recoveries. On the whole, the investment-grade bond market (measured by the Barclays U.S. Aggregate Bond Index1) withstood the pressures on bond prices and generated a positive total return for the 12-month period of 2.71%. U.S. Treasuries and Treasury Inflation-Protected Securities (TIPS) returned less; the Barclays U.S. Treasury Index2 returned 1.06%, while the Barclays U.S. Treasury Inflation-Protected Securities Index3 returned 0.40% during the 12-month period.

Ten-year U.S. Treasury yields rose to 3.0% during the second half of 2013.

Interest rates largely reflected both current Federal Reserve (Fed) policy and investor anticipation of the Fed’s future moves. Short-term rates were anchored at low levels and longer-term rates moved higher in anticipation of a less accommodative monetary policy. Throughout the reporting period, the Federal Open Market Committee (FOMC)—the Fed’s monetary policymaking body—kept its key interest rate effectively at zero in order to support the economy and the financial system. The FOMC also purchased mortgage-backed securities to support the housing market and long-term U.S. Treasuries to keep interest rates low. In mid-December, however, the FOMC conveyed confidence in the strength of the economy by announcing it would begin tapering its bond-buying program in January 2014.

Favorable conditions for fixed-income markets were restored in the early months of 2014.

Seemingly much to the surprise of many everyday investors and seasoned investment professionals alike, fixed-income markets largely rebounded during the opening months of 2014. A pullback in equity exuberance in January 2014 and reassurances from the Fed that a highly accommodative monetary policy would continue throughout 2014 inspired price rallies across both the investment-grade and high-yield bond markets. U.S. Treasury yields declined in January 2014 while corporate bonds (as measured by the subsector within the Barclays U.S. Aggregate Bond Index) performed notably well.

One positive takeaway for bond investors that helped fuel the fixed-income rallies toward the end of the period was former Fed Chairman Ben Bernanke’s guidance at the end of 2013. He indicated that the tapering of the Fed’s bond-buying program would proceed at a slow pace and that a reduction in quantitative easing should not be confused with a tightening of monetary policy. The distinction was important—although the bond-buying program was declining in volume, it was, nonetheless, still continuing. Leadership of the Fed transferred to Janet Yellen in early 2014, and the Fed continued its monetary policy of a zero-percent target federal funds target rate and reducing its bond-buying program.

1.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. You cannot invest directly in an index.

2.	The Barclays U.S. Treasury Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of 1 to 30 years. You cannot invest directly in an index.

3.	The Barclays U.S. Treasury Inflation-Protected Securities Index is an index of inflation-indexed-linked U.S. Treasury securities. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Income Funds	3

While yields have remained at historically low levels and the risks of rising rates and negative bond returns are real, we have yet to see an impact in the market. Fixed income markets have functioned well of the past year with generally plenty of liquidity and muted volatility.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

Notice to shareholders

The Funds, underlying Master Portfolios, and Wells Fargo Funds Management, LLC (“Funds Management”) have received an exemptive order from the SEC that permits Funds Management, subject to the approval of the Board of Trustees of the Funds, to select or replace certain subadvisers to manage all or a portion of the Funds’ and underlying Master Portfolios’ assets and enter into, amend or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (“Multi-manager Structure”). The Multi-manager Structure applies to subadvisers that are not affiliated with Funds Management, the Funds, or underlying Master Portfolios except to the extent that affiliation arises solely because such subadvisers provide sub-advisory services to the Funds or Master Portfolios (“Non-affiliated Subadvisers”), as well as subadvisers that are indirect or direct wholly-owned subsidiaries of Funds Management or of another company that, indirectly or directly, wholly owns Funds Management (“Wholly-owned Subadvisers”).

Pursuant to the SEC order, Funds Management, with the approval of the Board of Trustees, has the discretion to terminate any subadvisers and allocate and reallocate the Funds’ and Master Portfolios’ assets among any other Non-affiliated Subadvisers or Wholly-owned Subadvisers. Funds Management, subject to oversight and supervision by the Board of Trustees, has responsibility to continue to oversee any subadvisers to the Funds and Master Portfolios and to recommend, for approval by the Board of Trustees, the hiring, termination and replacement of subadvisers for the Funds and Master Portfolios.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

4	Wells Fargo Advantage Income Funds	Performance highlights (unaudited)

Wells Fargo Advantage Core Bond Fund1

Investment objective

The Fund seeks total return, consisting of income and capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser for the master portfolio

Wells Capital Management Incorporated

Portfolio managers

Troy Ludgood

Thomas O’Connor, CFA

Average annual total returns2 (%) as of May 31, 2014

		Including sales charge			Excluding sales charge			Expense ratios[3] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[4]
Class A (MBFAX)	10-31-2001	(2.15)	4.88	4.80	2.46	5.85	5.28	0.85	0.78
Class B (MBFBX)*	10-31-2001	(3.30)	4.66	4.70	1.70	4.99	4.70	1.60	1.53
Class C (MBFCX)	10-31-2001	0.71	5.00	4.47	1.71	5.00	4.47	1.60	1.53
Class R (WTRRX)	7-9-2010	–	–	–	2.23	5.51	5.03	1.10	1.03
Class R4 (MBFRX)	11-30-2012	–	–	–	2.75	6.08	5.60	0.62	0.52
Class R6 (WTRIX)	11-30-2012	–	–	–	2.91	6.20	5.71	0.47	0.37
Administrator Class (MNTRX)	6-30-1997	–	–	–	2.57	5.89	5.41	0.79	0.70
Institutional Class (MBFIX)	10-31-2001	–	–	–	2.85	6.19	5.70	0.52	0.42
Investor Class (WTRZX)	4-8-2005	–	–	–	2.45	5.75	5.21	0.88	0.81
Barclays U.S. Aggregate Bond Index[5]	–	–	–	–	2.71	4.96	4.99	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Class R, Class R4, Class R6, Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk and mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Income Funds	5

Wells Fargo Advantage Core Bond Fund (continued)

Growth of $10,000 investment[6] as of May 31, 2014

1.	The Fund is a gateway feeder fund that invests all of its assets in a single master portfolio of the Wells Fargo Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolio in which it invests.

2.	Historical performance shown for Class R4 shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Class R4 shares. Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Class R and Investor Class shares prior to their inception reflects the performance of Administrator Class shares, adjusted to reflect the higher expenses applicable to Class R and Investor Class shares. Effective June 20, 2008, Class Z was renamed Investor Class and modified to assume the features and attributes of the Investor Class.

3.	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

4.	The Adviser has committed through September 30, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Fees from the underlying master portfolio are included in the cap. Without this cap, the Fund’s returns would have been lower.

5.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. You cannot invest directly in an index.

6.	The chart compares the performance of Class A shares for the most recent ten years with the Barclays U.S. Aggregate Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

7.	The ten largest equity holdings are calculated based on the value of the securities of the master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

8.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

9.	The Barclays High Yield Bond Index is an index consisting of all domestic and Yankee bonds, rated below investment grade, with a minimum outstanding amount of $100 million and maturing over one year. You cannot invest directly in an index.

10.	Portfolio allocation is subject to change and represents the portfolio allocation of the master portfolio which is calculated based on the total long-term investments of the master portfolio.

6	Wells Fargo Advantage Income Funds	Performance highlights (unaudited)

Wells Fargo Advantage Core Bond Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund’s Class A shares underperformed its benchmark, the Barclays U.S. Aggregate Bond Index, for the 12-month period that ended May 31, 2014, primarily due to specific lower-coupon mortgage-backed securities that we held during the summer months of 2013.

■	Several allocations within telecommunication services, finance, and utilities notably contributed to performance during the period.

■	Sector overweights and relative-value trading in the asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) sectors contributed to performance during the year. Security selection in ABS, including an overweight in five- to eight-year average life Federal Family Education Loan Program (FFELP) bonds, private student loans, auto dealer floorplans, and rental car ABS also contributed to performance.

U.S. fixed-income markets experienced significant price declines during the summer months of 2013.

In May 2013, right before the reporting period began, economic data began to slowly improve, and former Federal Reserve (Fed) Chairman Bernanke opened the door to quantitative easing tapering in public remarks, prompting a broad-based sell-off in fixed-income markets, increasing interest rates, and a steepened yield curve, with notable volatility/underperformance in mortgages and capital outflows from emerging markets. These trends deepened in June 2013 as the reporting period began. The markets remained focused on Bernanke’s every word and parsed economic data through the prism of their impact on the timing of Fed tapering.

In September 2013, markets rallied on the Fed’s surprise decision not to taper, Janet Yellen’s reemergence as Bernanke’s seemingly dovish successor, and a last-minute chemical weapons deal with Syria. The rally in risk assets paused briefly in October 2013 in the wake of the government shutdown and debt ceiling crisis but continued a strong performance thereafter into year-end, driven by continued improvements in economic data—notably unemployment dropping below 7% and third-quarter gross domestic product (GDP) growth above 4%—and markets were able to smoothly digest the announcement in December 2013 that the long-awaited Fed tapering would finally begin in January 2014.

Ten largest long-term holdings[7] (%) as of May 31, 2014
U.S. Treasury Note, 0.88%, 5-15-2017	5.36
U.S. Treasury Note, 0.38%, 4-30-2016	2.94
U.S. Treasury Note, 3.13%, 4-30-2017	2.55
U.S. Treasury Note, 0.63%, 10-15-2016	2.09
U.S. Treasury Note, 0.75%, 3-15-2017	2.08
U.S. Treasury Note, 0.63%, 9-30-2017	1.84
U.S. Treasury Note, 1.63%, 3-31-2019	1.73
U.S. Treasury Note, 2.50%, 5-15-2024	1.67
FNMA TBA, 4.50%, 8-1-2044	1.50
FNMA, 3.00%, 6-1-2044	1.49

Fixed-income markets recovered in 2014.

Lower-rated fixed-income securities were on a protracted rally at the end of 2013 that carried over into the opening weeks of 2014, while the investment-grade bond markets languished. However, these trends reversed course in mid-January 2014 as markets became rattled by concerns over slowing Chinese growth, disappointing U.S. economic data, intensifying unrest in Ukraine, and emerging markets turmoil, including currency and asset devaluations in Argentina, Turkey, India, and South Africa. Consequently, U.S. Treasuries rallied as investors fled to quality, pulling investment-grade fixed-income valuations higher. Contrary to what many investors likely expected, investment-grade bonds outpaced returns from the equity markets in January 2014 (the S&P 500 Index8 returned -3.46%) as well as high-yield bonds (the Barclays U.S. High Yield Bond Index9 returned 0.70%), resulting in the highest monthly performance from the Barclays U.S. Aggregate Bond Index, which returned 1.48%, since July 2011.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Income Funds	7

Wells Fargo Advantage Core Bond Fund (continued)

In February 2014 through March 2014, confidence refortified in lower-rated fixed-income securities, shrugging off headwinds including weaker economic data and continuing turmoil in emerging markets. Janet Yellen took the reins at the Fed and reaffirmed the existing path of quantitative easing, indicating she would look beyond the 6.5% unemployment threshold as a basis for tightening, which helped further soothe the markets. Although emerging markets securities continued to underperform as a group, key headlines and market impact were mostly idiosyncratic in nature. Despite significant geopolitical tensions as Russia annexed Crimea and maintained a heavy troop presence on Ukraine’s eastern border, lower-rated securities held valuations reasonably well during the spring months of 2014.

Portfolio allocation[8] as of May 31, 2014

We continue to focus on risk management and seek relative-value opportunities.

Adverse weather this winter had a strong negative impact on economic performance in the first quarter of 2014. Meanwhile, core inflation remained well below the Fed’s 2% target, albeit with some early signs of strengthening toward the end of the reporting period. In line with the current softness in growth and inflation readouts, there have been increased comments from core Fed officials that low rates could be with us for some time to come.

Outside of the U.S., central banks have also been moving in a more accommodative direction, especially in Europe. Driven by the softer data and renewed cautiousness among key policy officials, conditions in the bond markets remain robust, in our opinion, as seen in renewed strength in rates and credit spreads and implied volatility compressing to new post-crisis lows. Potential risks—ranging from the eventual impact of tapering to an increase in financial risk-taking to potential scenarios for the U.S. and international economy—which may very well still exist, have taken a secondary focus among market participants recently.

Notwithstanding the seemingly more benign overall environment, we are continuing to find opportunities to add value through our bottom-up, active relative-value trading approach, and we remain keenly focused on risk management. Consistent with our bottom-up process, we maintained a neutral duration at the close of the reporting period. We maintained a slight underweight in mortgages, reflecting stretched valuations on some securities and a possibly worsening supply/demand technical on the horizon. We maintained an overweight in CMBS/ABS and corporate bonds, and focused on the best risk-adjusted security selection opportunities. We continued to focus on bottom-up security selection and intended to stand ready to take advantage of relative-value dislocations as they arise.

Please see footnotes on page 5.

8	Wells Fargo Advantage Income Funds	Performance highlights (unaudited)

Wells Fargo Advantage Inflation-Protected Bond Fund1

Investment objective

The Fund seeks returns that exceed the rate of inflation over the long-term.

Adviser

Wells Fargo Funds Management, LLC

Subadviser for the master portfolio

Wells Capital Management Incorporated

Portfolio managers

Michael J. Bray, CFA

Jay N. Mueller, CFA

Average annual total returns (%) as of May 31, 2014

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (IPBAX)	2-28-2003	(5.23)	3.85	3.89	(0.76)	4.81	4.37	1.14	0.85
Class B (IPBBX)*	2-28-2003	(6.53)	3.75	3.84	(1.53)	4.09	3.84	1.89	1.60
Class C (IPBCX)	2-28-2003	(2.46)	4.10	3.61	(1.46)	4.10	3.61	1.89	1.60
Administrator Class (IPBIX)	2-28-2003	–	–	–	(0.51)	5.13	4.65	1.08	0.60
Barclays U.S. Treasury Inflation-Protected Securities Index[4]	–	–	–	–	0.40	5.59	5.22	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The principal value of and interest payments on inflation-protected debt securities tend to fall with the rate of inflation. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 9.

Performance highlights (unaudited)	Wells Fargo Advantage Income Funds	9

Wells Fargo Advantage Inflation-Protected Bond Fund (continued)

Growth of $10,000 investment[5] as of May 31, 2014

1.	The Fund is a gateway feeder fund that invests all of its assets in a single master portfolio of the Wells Fargo Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolio in which it invests.

2.	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

3.	The Adviser has committed through September 30, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Fees from the underlying master portfolio are included in the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Barclays U.S. Treasury Inflation-Protected Securities Index is an index of inflation-indexed linked U.S. Treasury securities. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares for the most recent ten years with the Barclays U.S. Treasury Inflation-Protected Securities Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

6.	The ten largest equity holdings are calculated based on the value of the securities of the master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	Effective maturity represents the effective maturity of the master portfolio and is calculated based on the total long-term investments of the master portfolio. It is subject to change and may have changed since the date specified.

10	Wells Fargo Advantage Income Funds	Performance highlights (unaudited)

Wells Fargo Advantage Inflation-Protected Bond Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index[4], for the 12-month period that ended May 31, 2014, primarily due to yield increases in its mid-to-longer-term holdings.

■	As an asset class, TIPS (measured by the Barclays TIPS Index) generated modest returns of 0.40% for the period. Real interest rates (yield minus inflation) rose a modest 0.26% for the period, which affected the overall return of TIPS.

■	Year-over-year inflation (measured by the Consumer Price Index) increased by 2.0% as of the April 2014 report. Part of the increase can be attributed to the Federal Reserve’s (Fed’s) continued easy money policy and its goal of increasing inflation. To the extent that the Fed wants to generate some inflation, the policy was working to a certain extent.

Monetary policy remained accommodative, and economic growth appeared sustainable.

The U.S. Federal Reserve (Fed) continued to provide support to the economy with accommodative monetary policies, including keeping its key interest rate effectively at zero. If economic conditions continue to improve, the Fed is expected to end its asset purchases by year-end. The Fed’s leadership transition from Ben Bernanke to Janet Yellen was largely seamless.

Economic activity appeared to reaccelerate to a modest pace despite a severe weather-related shortfall in the first quarter, and current forecasts generally expect continued moderate growth going forward. Accommodative monetary policies, improved labor markets, healthy corporate profits, and improved credit conditions all helped underpin modest U.S. economic growth.

Ten largest long-term holdings[6] (%) as of May 31, 2014
TIPS, 0.63%, 7-15-2021	6.10
TIPS, 0.13%, 7-15-2022	5.83
TIPS, 0.13%, 4-15-2017	5.74
TIPS, 0.13%, 1-15-2022	5.71
TIPS, 0.13%, 4-15-2016	4.92
TIPS, 1.25%, 7-15-2020	4.68
TIPS, 2.38%, 1-15-2025	4.50
TIPS, 1.13%, 1-15-2021	4.04
TIPS, 1.38%, 7-15-2018	3.08
TIPS, 0.13%, 7-15-2023	3.05

Our focus remained on Treasury Inflation-Protected Securities.

Over the first 10 months of the period, actual inflation remained subdued, inflation expectations were generally declining and Treasury yields were generally rising. This was not a supportive environment for TIPS and during this time TIPS meaningfully under performed nominal Treasuries. During the last two months of the period, however, actual and expected inflation began to increase and TIPS handily outperformed nominal Treasuries.

Our investment strategy for this fund continued to focus almost entirely on TIPS, which is a relatively small universe of securities. The Fund’s risk profile is similar to that of the benchmark, the Barclays U.S. Treasury Inflation-Protected Securities Index. Within the TIPS universe, we sought to add value through security selection and modest deviations from the benchmark in duration and curve positioning.

Please see footnotes on page 9.

Performance highlights (unaudited)	Wells Fargo Advantage Income Funds	11

Wells Fargo Advantage Inflation-Protected Bond Fund (continued)

Effective maturity distribution[7] as of May 31, 2014

We anticipate moderate growth and low inflation in the upcoming quarters.

Unless U.S. economic fundamentals change materially in coming quarters, we believe that it is quite likely that the Fed will stick to its current script of steady reductions in asset purchases to be followed at some point in 2015 with outright rate hikes. In theory, inflation considerations, as well as growth and labor market conditions, will have a bearing on policy decisions, but in practice, we believe inflation is likely to remain a secondary consideration. Core inflation has been quite low and stable for many quarters, and we believe it is unlikely to either accelerate or delay the Fed’s move away from ultra-accommodative policy.

We anticipate that the balance of 2014 will feature moderate growth, continued improvement in the labor market, and low inflation. We believe that the most pressing risks to our base-case scenario include overseas developments, such as renewed conflict in Ukraine, and domestic fiscal policy risk following this November’s congressional elections.

Please see footnotes on page 9.

12	Wells Fargo Advantage Income Funds	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2013 to May 31, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Wells Fargo Advantage Core Bond Fund	Beginning account value 12-1-2013	Ending account value 5-31-2014	Expenses paid during the period[1]	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,032.54	$3.95	0.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.04	$3.93	0.78%
Class B
Actual	$1,000.00	$1,028.78	$7.74	1.53%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.30	$7.70	1.53%
Class C
Actual	$1,000.00	$1,028.94	$7.74	1.53%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.30	$7.70	1.53%
Class R
Actual	$1,000.00	$1,031.05	$5.22	1.03%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.80	$5.19	1.03%
Class R4
Actual	$1,000.00	$1,033.66	$2.64	0.52%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.34	$2.62	0.52%
Class R6
Actual	$1,000.00	$1,034.46	$1.88	0.37%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.09	$1.87	0.37%
Administrator Class
Actual	$1,000.00	$1,032.73	$3.55	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.44	$3.53	0.70%

Please see footnote on page 13.

Fund expenses (unaudited)	Wells Fargo Advantage Income Funds	13

Wells Fargo Advantage Core Bond Fund	Beginning account value 12-1-2013	Ending account value 5-31-2014	Expenses paid during the period[1]	Net annualized expense ratio
Institutional Class
Actual	$1,000.00	$1,035.03	$2.13	0.42%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.84	$2.12	0.42%
Investor Class
Actual	$1,000.00	$1,032.17	$4.10	0.81%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.89	$4.08	0.81%
Wells Fargo Advantage Inflation-Protected Bond Fund
Class A
Actual	$1,000.00	$1,035.71	$4.31	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	$4.28	0.85%
Class B
Actual	$1,000.00	$1,030.95	$8.10	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.95	$8.05	1.60%
Class C
Actual	$1,000.00	$1,031.68	$8.10	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.95	$8.05	1.60%
Administrator Class
Actual	$1,000.00	$1,036.84	$3.05	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.94	$3.02	0.60%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

14	Wells Fargo Advantage Income Funds	Portfolios of investments—May 31, 2014

CORE BOND FUND

Security name	Value

Investment Companies: 100.76%

Affiliated Master Portfolios: 100.76%
Wells Fargo Advantage Core Bond Portfolio	$2,503,778,091

Total Investment Companies (Cost $2,466,511,325)	2,503,778,091

Total investments in securities
(Cost $2,466,511,325) *	100.76%	2,503,778,091
Other assets and liabilities, net	(0.76)	(18,899,767)

Total net assets	100.00%	$2,484,878,324

*	Cost for federal income tax purposes is $2,468,852,699 and unrealized gains (losses) consists of:
	Gross unrealized gains	$34,925,392
	Gross unrealized losses	0

	Net unrealized gains	$34,925,392

INFLATION-PROTECTED BOND FUND

Security name	Value

Investment Companies: 100.29%

Affiliated Master Portfolios: 100.29%
Wells Fargo Advantage Inflation-Protected Bond Portfolio	$31,110,602

Total Investment Companies (Cost $29,833,704)	31,110,602

Total investments in securities
(Cost $29,833,704) *	100.29%	31,110,602
Other assets and liabilities, net	(0.29)	(89,638)

Total net assets	100.00%	$31,020,964

*	Cost for federal income tax purposes is $29,714,667 and unrealized gains (losses) consists of:
	Gross unrealized gains	$1,395,935
	Gross unrealized losses	0

	Net unrealized gains	$1,395,935

The accompanying notes are an integral part of these financial statements.

Statements of assets and liabilities—May 31, 2014	Wells Fargo Advantage Income Funds	15

	Core Bond Fund	Inflation-Protected Bond Fund

Assets
Investment in affiliated Master Portfolio, at value (see cost below)	$2,503,778,091	$31,110,602
Receivable for Fund shares sold	4,482,890	36,515
Receivable from administrator	0	4,516
Prepaid expenses and other assets	44,764	15,560

Total assets	2,508,305,745	31,167,193

Liabilities
Dividends payable	578,936	0
Payable for Fund shares redeemed	22,249,611	105,177
Distribution fees payable	59,715	6,110
Administration fees payable	162,968	0
Shareholder report expenses payable	29,947	10,224
Professional fees payable	16,069	13,873
Accrued expenses and other liabilities	330,175	10,845

Total liabilities	23,427,421	146,229

Total net assets	$2,484,878,324	$31,020,964

NET ASSETS CONSIST OF
Paid-in capital	$2,547,122,872	$29,434,267
Undistributed net investment income	2,917,161	93,558
Accumulated net realized gains (losses) on investments	(102,428,475)	216,241
Net unrealized gains on investments	37,266,766	1,276,898

Total net assets	$2,484,878,324	$31,020,964

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$397,779,732	$15,415,342
Shares outstanding – Class A	30,642,459	1,524,751
Net asset value per share – Class A	$12.98	$10.11
Maximum offering price per share – Class A2	$13.59	$10.59
Net assets – Class B	$2,742,294	$189,917
Shares outstanding – Class B	211,892	19,004
Net asset value per share – Class B	$12.94	$9.99
Net assets – Class C	$81,186,830	$9,095,230
Shares outstanding – Class C	6,314,166	909,672
Net asset value per share – Class C	$12.86	$10.00
Net assets – Class R	$17,076,964	N/A
Shares outstanding – Class R	1,347,427	N/A
Net asset value per share – Class R	$12.67	N/A
Net assets – Class R4	$17,024	N/A
Share outstanding – Class R4	1,345	N/A
Net asset value per share – Class R4	$12.66	N/A
Net assets – Class R6	$290,976,659	N/A
Share outstanding – Class R6	22,982,823	N/A
Net asset value per share – Class R6	$12.66	N/A
Net assets – Administrator Class	$412,418,873	$6,320,475
Shares outstanding – Administrator Class	32,539,082	621,273
Net asset value per share – Administrator Class	$12.67	$10.17
Net assets – Institutional Class	$1,208,745,474	N/A
Shares outstanding – Institutional Class	95,503,247	N/A
Net asset value per share – Institutional Class	$12.66	N/A
Net assets – Investor Class	$73,934,474	N/A
Shares outstanding – Investor Class	5,833,438	N/A
Net asset value per share – Investor Class	$12.67	N/A

Investment in affiliated Master Portfolio, at cost	$2,466,511,325	$29,833,704

1.	Each Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Income Funds	Statements of operations—year ended May 31, 2014

	Core Bond Fund	Inflation-Protected Bond Fund

Investment income
Interest allocated from affiliated Master Portfolio**	$58,493,248	$700,553
Securities lending income allocated from affiliated Master Portfolio	17,835	0
Expenses allocated from affiliated Master Portfolio	(9,542,847)	(202,530)
Waivers allocated from affiliated Master Portfolio	651,348	36,273

Total investment income	49,619,584	534,296

Expenses
Administration fees
Fund level	1,272,161	18,924
Class A	592,900	31,900
Class B	8,662	555
Class C	150,538	16,896
Class R	27,301	N/A
Class R4	8	N/A
Class R6	74,537	N/A
Administrator Class	444,991	7,004
Institutional Class	1,028,472	N/A
Investor Class	148,485	N/A
Shareholder servicing fees
Class A	926,406	49,843
Class B	13,535	867
Class C	235,217	26,399
Class R	42,658	N/A
Class R4	12	N/A
Administrator Class	1,102,610	17,299
Investor Class	195,115	N/A
Distribution fees
Class B	40,604	2,602
Class C	705,650	79,198
Class R	42,658	N/A
Custody and accounting fees	88,541	2,788
Professional fees	29,881	29,843
Registration fees	203,578	36,657
Shareholder report expenses	125,522	20,985
Trustees’ fees and expenses	12,819	13,801
Other fees and expenses	69,864	9,515

Total expenses	7,582,725	365,076
Less: Fee waivers and/or expense reimbursements	(1,818,962)	(145,339)

Net expenses	5,763,763	219,737

Net investment income	43,855,821	314,559

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) on securities transaction allocated from affiliated Master Portfolio	(22,845,613)	354,033
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	38,815,973	(1,670,381)

Net realized and unrealized gains (losses) on investments	15,970,360	(1,316,348)

Net increase (decrease) in net assets resulting from operations	$59,826,181	$(1,001,789)

** Net of foreign interest withholding taxes allocated from affiliated Master Portfolio in the amount of	$23,885	$0

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage Income Funds	17

	Core Bond Fund
	Year ended May 31, 2014		Year ended May 31, 2013

Operations
Net investment income		$43,855,821			$51,179,118
Net realized gains (losses) on investments		(22,845,613)			117,955,586
Net change in unrealized gains (losses) on investments		38,815,973			(81,990,113)

Net increase in net assets resulting from operations		59,826,181			87,144,591

Distributions to shareholders from
Net investment income
Class A		(5,865,007)			(5,916,535)
Class B		(44,647)			(58,688)
Class C		(785,155)			(709,826)
Class R		(228,016)			(216,144)
Class R4		(198)			(72)[1]
Class R6		(4,993,318)			(1,667,009)[1]
Administrator Class		(7,410,590)			(9,534,192)
Institutional Class		(24,972,274)			(32,053,757)
Investor Class		(1,215,426)			(1,184,456)
Net realized gains
Class A		(4,026,801)			(18,956,863)
Class B		(66,870)			(425,601)
Class C		(1,061,860)			(5,458,374)
Class R		(200,189)			(858,020)
Class R4		(116)			(417)[1]
Class R6		(3,379,798)			(9,270,451)[1]
Administrator Class		(5,298,095)			(26,829,353)
Institutional Class		(14,862,491)			(71,947,246)
Investor Class		(890,215)			(4,238,164)

Total distributions to shareholders		(75,301,066)			(189,325,168)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	13,263,129	169,361,027	9,361,470		125,808,138
Class B	8,113	103,477	93,346		1,258,174
Class C	1,073,877	13,574,972	2,866,231		38,164,758
Class R	565,045	7,030,979	891,651		11,691,710
Class R4	539	6,747	743	[1]	10,000 [1]
Class R6	9,810,178	123,007,279	17,117,948	[1]	230,395,982 [1]
Administrator Class	6,606,938	82,398,290	14,798,228		194,245,607
Institutional Class	23,963,448	298,197,431	72,162,712		950,735,926
Investor Class	913,005	11,375,149	4,169,858		54,916,836

		705,055,351			1,607,227,131

Reinvestment of distributions
Class A	676,177	8,599,787	1,657,453		22,011,750
Class B	8,486	107,269	34,642		457,980
Class C	67,017	842,297	239,546		3,144,568
Class R	12,067	149,720	27,364		354,744
Class R4	25	314	38	[1]	489 [1]
Class R6	674,798	8,373,053	848,515	[1]	10,936,430 [1]
Administrator Class	1,002,318	12,441,990	2,727,656		35,410,074
Institutional Class	2,632,495	32,642,786	6,569,569		85,243,105
Investor Class	166,663	2,068,605	410,442		5,320,152

		65,225,821			162,879,292

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Income Funds	Statements of changes in net assets

	Core Bond Fund
	Year ended May 31, 2014		Year ended May 31, 2013

	Shares		Shares

Capital share transactions (continued)
Payment for shares redeemed
Class A	(14,705,448)	$(187,743,147)	(13,032,444)	$(174,162,410)
Class B	(437,063)	(5,557,754)	(389,254)	(5,214,504)
Class C	(3,887,358)	(49,099,264)	(3,614,009)	(47,852,260)
Class R	(767,381)	(9,537,802)	(907,535)	(11,920,035)
Class R6	(3,660,800)	(45,426,055)	(1,807,816)[1]	(23,202,983)[1]
Administrator Class	(16,446,447)	(204,932,981)	(37,145,520)	(489,132,724)
Institutional Class	(49,657,817)	(618,682,076)	(109,689,751)	(1,447,992,972)
Investor Class	(2,791,733)	(34,783,987)	(2,745,218)	(35,674,872)

		(1,155,763,066)		(2,235,152,760)

Net decrease in net assets resulting from capital share transactions		(385,481,894)		(465,046,337)

Total decrease in net assets		(400,956,779)		(567,226,914)

Net assets
Beginning of period		2,885,835,103		3,453,062,017

End of period		$2,484,878,324		$2,885,835,103

Undistributed net investment income		$2,917,161		$2,534,340

1.	For the period from November 30, 2012 (commencement of class operations) to May 31, 2013

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage Income Funds	19

	Inflation-Protected Bond Fund
	Year ended May 31, 2014		Year ended May 31, 2013

Operations
Net investment income		$314,559		$574,019
Net realized gains on investments		354,033		2,809,999
Net change in unrealized gains (losses) on investments		(1,670,381)		(4,537,782)

Net decrease in net assets resulting from operations		(1,001,789)		(1,153,764)

Distributions to shareholders from
Net investment income
Class A		(145,734)		(671,794)
Class B		(732)		(11,122)
Class C		(34,860)		(200,710)
Administrator Class		(66,798)		(195,781)
Net realized gains
Class A		(1,033,020)		(1,099,701)
Class B		(16,137)		(24,694)
Class C		(543,733)		(475,474)
Administrator Class		(360,444)		(316,958)

Total distributions to shareholders		(2,201,458)		(2,996,234)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	178,876	1,836,646	665,668	7,690,225
Class B	4	45	24,335	279,888
Class C	37,390	375,848	190,711	2,173,369
Administrator Class	177,114	1,837,587	289,346	3,349,619

		4,050,126		13,493,101

Reinvestment of distributions
Class A	113,457	1,108,536	145,855	1,677,947
Class B	1,747	16,821	2,677	30,583
Class C	51,174	493,438	46,046	526,069
Administrator Class	40,551	399,342	41,442	478,559

		2,018,137		2,713,158

Payment for shares redeemed
Class A	(1,376,278)	(14,085,793)	(1,370,768)	(15,684,877)
Class B	(35,894)	(363,974)	(51,527)	(590,723)
Class C	(458,984)	(4,651,170)	(305,031)	(3,454,772)
Administrator Class	(355,136)	(3,657,748)	(411,861)	(4,709,700)

		(22,758,685)		(24,440,072)

Net decrease in net assets resulting from capital share transactions		(16,690,422)		(8,233,813)

Total decrease in net assets		(19,893,669)		(12,383,811)

Net assets
Beginning of period		50,914,633		63,298,444

End of period		$31,020,964		$50,914,633

Undistributed net investment income		$93,558		$27,079

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Income Funds	Financial highlights

Core Bond Fund	Beginning net asset value per share	Net investment income[1]		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share
Class A
Year ended May 31, 2014	$13.02	0.19		0.12	(0.20)	(0.15)	$12.98
Year ended May 31, 2013	$13.46	0.18		0.12	(0.18)	(0.56)	$13.02
Year ended May 31, 2012	$13.05	0.26		0.72	(0.26)	(0.31)	$13.46
Year ended May 31, 2011	$13.25	0.31		0.52	(0.33)	(0.70)	$13.05
Year ended May 31, 2010	$12.52	0.36		0.96	(0.47)	(0.12)	$13.25
Class B
Year ended May 31, 2014	$12.98	0.10	[4]	0.12	(0.11)	(0.15)	$12.94
Year ended May 31, 2013	$13.43	0.08	[4]	0.10	(0.07)	(0.56)	$12.98
Year ended May 31, 2012	$13.01	0.16		0.73	(0.16)	(0.31)	$13.43
Year ended May 31, 2011	$13.22	0.20		0.52	(0.23)	(0.70)	$13.01
Year ended May 31, 2010	$12.53	0.34		0.84	(0.37)	(0.12)	$13.22
Class C
Year ended May 31, 2014	$12.90	0.10		0.12	(0.11)	(0.15)	$12.86
Year ended May 31, 2013	$13.34	0.07		0.12	(0.07)	(0.56)	$12.90
Year ended May 31, 2012	$12.93	0.16		0.72	(0.16)	(0.31)	$13.34
Year ended May 31, 2011	$13.14	0.22		0.50	(0.23)	(0.70)	$12.93
Year ended May 31, 2010	$12.46	0.34		0.83	(0.37)	(0.12)	$13.14
Class R
Year ended May 31, 2014	$12.71	0.16	[4]	0.12	(0.17)	(0.15)	$12.67
Year ended May 31, 2013	$13.16	0.14	[4]	0.11	(0.14)	(0.56)	$12.71
Year ended May 31, 2012	$12.76	0.22		0.71	(0.22)	(0.31)	$13.16
Year ended May 31, 2011[5]	$12.78	0.25		0.33	(0.25)	(0.35)	$12.76
Class R4
Year ended May 31, 2014	$12.70	0.22		0.12	(0.23)	(0.15)	$12.66
Year ended May 31, 2013[6]	$13.46	0.10	[4]	(0.21)	(0.09)	(0.56)	$12.70
Class R6
Year ended May 31, 2014	$12.70	0.24		0.12	(0.25)	(0.15)	$12.66
Year ended May 31, 2013[6]	$13.46	0.11	[4]	(0.21)	(0.10)	(0.56)	$12.70
Administrator Class
Year ended May 31, 2014	$12.71	0.21		0.11	(0.21)	(0.15)	$12.67
Year ended May 31, 2013	$13.16	0.19		0.10	(0.18)	(0.56)	$12.71
Year ended May 31, 2012	$12.76	0.27		0.71	(0.27)	(0.31)	$13.16
Year ended May 31, 2011	$12.98	0.33		0.49	(0.34)	(0.70)	$12.76
Year ended May 31, 2010	$12.31	0.44		0.83	(0.48)	(0.12)	$12.98
Institutional Class
Year ended May 31, 2014	$12.70	0.23		0.12	(0.24)	(0.15)	$12.66
Year ended May 31, 2013	$13.14	0.22		0.12	(0.22)	(0.56)	$12.70
Year ended May 31, 2012	$12.75	0.31		0.69	(0.30)	(0.31)	$13.14
Year ended May 31, 2011	$12.96	0.36		0.50	(0.37)	(0.70)	$12.75
Year ended May 31, 2010	$12.30	0.50		0.79	(0.51)	(0.12)	$12.96
Investor Class
Year ended May 31, 2014	$12.71	0.19		0.11	(0.19)	(0.15)	$12.67
Year ended May 31, 2013	$13.16	0.16		0.12	(0.17)	(0.56)	$12.71
Year ended May 31, 2012	$12.76	0.24		0.72	(0.25)	(0.31)	$13.16
Year ended May 31, 2011	$12.98	0.30		0.50	(0.32)	(0.70)	$12.76
Year ended May 31, 2010	$12.30	0.45		0.80	(0.45)	(0.12)	$12.98

1.	Includes net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

2.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

3.	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s portfolio turnover rate.

4.	Calculated based upon average shares outstanding

5.	For the period from July 9, 2010 (commencement of class operations) to May 31, 2011

6.	For the period from November 30, 2012 (commencement of class operations) to May 31, 2013

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Income Funds	21

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income[1]	Gross expenses[1]	Net expenses[1]

1.52%	0.83%	0.78%	2.46%	646%	$397,780
1.31%	0.83%	0.80%	2.14%	547%	$408,864
1.91%	0.82%	0.82%	7.65%	803%	$450,013
2.42%	0.83%	0.83%	6.55%	761%	$346,740
3.21%	0.84%	0.84%	10.71%	638%	$182,316

0.77%	1.58%	1.53%	1.70%	646%	$2,742
0.56%	1.57%	1.55%	1.31%	547%	$8,208
1.23%	1.57%	1.57%	6.95%	803%	$11,998
1.66%	1.58%	1.58%	5.69%	761%	$18,762
2.65%	1.59%	1.59%	9.56%	638%	$7,514

0.77%	1.58%	1.53%	1.71%	646%	$81,187
0.53%	1.58%	1.55%	1.39%	547%	$116,837
1.18%	1.57%	1.57%	6.90%	803%	$127,677
1.67%	1.58%	1.58%	5.71%	761%	$111,140
2.45%	1.59%	1.59%	9.50%	638%	$32,556

1.27%	1.08%	1.03%	2.23%	646%	$17,077
1.04%	1.07%	1.05%	1.83%	547%	$19,548
1.67%	1.07%	1.07%	7.43%	803%	$20,088
2.18%	1.08%	1.08%	4.73%	761%	$14,596

1.78%	0.58%	0.52%	2.75%	646%	$17
1.56%	0.57%	0.52%	(0.84)%	547%	$10

1.94%	0.45%	0.37%	2.91%	646%	$290,977
1.72%	0.45%	0.37%	(0.77)%	547%	$205,225

1.60%	0.77%	0.70%	2.57%	646%	$412,419
1.43%	0.76%	0.70%	2.19%	547%	$526,028
2.08%	0.76%	0.70%	7.83%	803%	$802,788
2.54%	0.77%	0.70%	6.62%	761%	$1,073,115
3.44%	0.76%	0.70%	10.48%	638%	$1,003,134

1.88%	0.50%	0.42%	2.85%	646%	$1,208,745
1.67%	0.50%	0.42%	2.56%	547%	$1,505,192
2.32%	0.49%	0.42%	8.05%	803%	$1,965,338
2.84%	0.50%	0.42%	7.00%	761%	$1,325,962
3.68%	0.49%	0.42%	10.70%	638%	$1,000,253

1.49%	0.86%	0.81%	2.45%	646%	$73,934
1.25%	0.86%	0.83%	2.05%	547%	$95,924
1.85%	0.85%	0.85%	7.67%	803%	$75,160
2.38%	0.87%	0.86%	6.45%	761%	$38,573
3.47%	0.89%	0.89%	10.36%	638%	$36,375

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Income Funds	Financial highlights

Inflation-Protected Bond Fund	Beginning net asset value per share	Net investment income[1]		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share
Class A
Year ended May 31, 2014	$10.85	0.10	[4]	(0.21)	(0.09)	(0.54)	$10.11
Year ended May 31, 2013	$11.66	0.11		(0.36)	(0.21)	(0.35)	$10.85
Year ended May 31, 2012	$10.84	0.27		1.01	(0.36)	(0.10)	$11.66
Year ended May 31, 2011	$10.29	0.31		0.47	(0.23)	0.00	$10.84
Year ended May 31, 2010	$9.76	0.31	[4]	0.49	(0.27)	0.00	$10.29
Class B
Year ended May 31, 2014	$10.75	0.01	[4]	(0.20)	(0.03)	(0.54)	$9.99
Year ended May 31, 2013	$11.58	0.03	[4]	(0.36)	(0.15)	(0.35)	$10.75
Year ended May 31, 2012	$10.76	0.19	[4]	1.00	(0.27)	(0.10)	$11.58
Year ended May 31, 2011	$10.20	0.19	[4]	0.53	(0.16)	0.00	$10.76
Year ended May 31, 2010	$9.71	0.24	[4]	0.47	(0.22)	0.00	$10.20
Class C
Year ended May 31, 2014	$10.76	0.03	[4]	(0.21)	(0.04)	(0.54)	$10.00
Year ended May 31, 2013	$11.59	0.04		(0.37)	(0.15)	(0.35)	$10.76
Year ended May 31, 2012	$10.77	0.19		1.00	(0.27)	(0.10)	$11.59
Year ended May 31, 2011	$10.21	0.24	[4]	0.48	(0.16)	0.00	$10.77
Year ended May 31, 2010	$9.72	0.23	[4]	0.48	(0.22)	0.00	$10.21
Administrator Class
Year ended May 31, 2014	$10.90	0.13	[4]	(0.22)	(0.10)	(0.54)	$10.17
Year ended May 31, 2013	$11.71	0.15	[4]	(0.37)	(0.24)	(0.35)	$10.90
Year ended May 31, 2012	$10.89	0.39	[4]	0.92	(0.39)	(0.10)	$11.71
Year ended May 31, 2011	$10.30	0.33		0.51	(0.25)	0.00	$10.89
Year ended May 31, 2010	$9.75	0.33	[4]	0.49	(0.27)	0.00	$10.30

1.	Includes net expenses allocated from the affiliated Master Portfolios in which the Fund invests.

2.	Total return calculations do not include any sales charges.

3.	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s portfolio turnover rate.

4.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Income Funds	23

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income[1]	Gross expenses[1]	Net expenses[1]

0.96%	1.20%	0.85%	(0.76)%	9%	$15,415
1.09%	1.08%	0.85%	(2.27)%	15%	$28,298
2.42%	1.11%	0.85%	12.02%	23%	$36,935
2.90%	1.04%	0.85%	7.59%	19%	$30,581
3.09%	0.98%	0.85%	8.23%	31%	$30,086

0.09%	1.95%	1.60%	(1.53)%	9%	$190
0.29%	1.83%	1.60%	(3.02)%	15%	$571
1.69%	1.84%	1.60%	11.25%	23%	$899
1.83%	1.79%	1.60%	7.11%	19%	$1,570
2.41%	1.75%	1.60%	7.38%	31%	$2,942

0.29%	1.95%	1.60%	(1.46)%	9%	$9,095
0.39%	1.83%	1.60%	(3.01)%	15%	$13,774
1.68%	1.86%	1.60%	11.24%	23%	$15,631
2.27%	1.79%	1.60%	7.11%	19%	$14,074
2.32%	1.75%	1.60%	7.36%	31%	$12,412

1.31%	1.14%	0.60%	(0.51)%	9%	$6,320
1.34%	1.02%	0.60%	(2.08)%	15%	$8,271
3.42%	1.01%	0.60%	12.26%	23%	$9,833
3.32%	0.98%	0.60%	8.22%	19%	$35,427
3.26%	0.92%	0.60%	8.49%	31%	$28,476

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Income Funds	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the following funds: the Wells Fargo Advantage Core Bond Fund (“Core Bond Fund”) and the Wells Fargo Advantage Inflation-Protected Bond Fund (“Inflation-Protected Bond Fund”) (each, a “Fund”, collectively, the “Funds”). Each Fund is a diversified series of the Trust.

The Funds each seek to achieve their investment objective by investing 100% of all their investable assets in a separate diversified portfolio (each, an “affiliated Master Portfolio”, collectively, the “affiliated Master Portfolios”) of Wells Fargo Master Trust, a registered open-end management investment company. Each affiliated Master Portfolio directly acquires portfolio securities, and a Fund investing in an affiliated Master Portfolio acquires an indirect interest in those securities. Each Fund accounts for its investment in the affiliated Master Portfolios as partnership investments and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolios for the year ended May 31, 2014 are included in this report and should be read in conjunction with each Fund’s financial statements. As of May 31, 2014, Core Bond Fund owned 86% of Wells Fargo Advantage Core Bond Portfolio and Inflation-Protected Bond Fund owned 66% of Wells Fargo Advantage Inflation-Protected Bond Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Investments in the affiliated Master Portfolios are valued daily based on each Fund’s proportionate share of each affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolios are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolios, which are included elsewhere in this report.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis in each affiliated Master Portfolio. Realized gains or losses in each affiliated Master Portfolio are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method by each affiliated Master Portfolio. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Each Fund records daily its proportionate share of each affiliated Master Portfolio’s interest income and realized and unrealized gains or losses.

Distributions to shareholders

For Core Bond Fund, distributions to shareholders from net investment income are accrued daily and paid monthly. For Inflation-Protected Bond Fund, distributions to shareholders from net investment income are recorded on the ex-dividend date. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Notes to financial statements	Wells Fargo Advantage Income Funds	25

Each Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed each Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to each Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At May 31, 2014, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statements of Assets and Liabilities:

	Paid-in capital	Undistributed net investment income	Accumulated net realized gains (losses) on investments
Core Bond Fund	$0	$2,041,631	$(2,041,631)
Inflation-Protected Bond Fund	(72)	44	28

At May 31, 2014, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration dates:

	2016	2017	No expiration Short-term
Core Bond Fund	$52,517,044	$17,505,682	$28,134,403

As of May 31, 2014, Core Bond Fund had $2,116,257 of current year deferred post-October capital losses, which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by each Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). Each Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

At May 31, 2014, each Fund’s investments in an affiliated Master Portfolio carried at fair value were designated as Level 2 inputs. Further details on the investments of the affiliated Master Portfolios can be found in the Portfolio of Investments or Summary Portfolio of Investments of each affiliated Master Portfolio which is contained elsewhere in this report.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended May 31, 2014, the Funds did not have any transfers into/out of Level 1, Level 2, or Level 3.

26	Wells Fargo Advantage Income Funds	Notes to financial statements

4. TRANSACTIONS WITH AFFILIATES

Advisory fees

The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Funds.

Each Fund invests 100% of its assets in a single affiliated Master Portfolio. Because each Fund invests all of its assets in a single affiliated Master Portfolio, Funds Management does not receive an advisory fee.

Funds Management also serves as the adviser to each affiliated Master Portfolio and is entitled to receive a fee from each affiliated Master Portfolio for those services.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from each Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of each Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C, Class R	0.16%
Class R4, Institutional Class	0.08
Class R6	0.03
Administrator Class	0.10
Investor Class	0.19

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Funds. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through September 30, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap each Fund’s expenses as follows:

	Class A	Class B	Class C	Class R	Class R4	Class R6	Administrator Class	Institutional Class	Investor Class
Core Bond Fund	0.78%	1.53%	1.53%	1.03%	0.52%	0.37%	0.70%	0.42%	0.81%
Inflation-Protected Bond Fund	0.85%	1.60%	1.60%	N/A	N/A	N/A	0.60%	N/A	N/A

Distribution fees

The Trust has adopted a Distribution Plan for Class B, Class C, and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B, Class C, and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter of each Fund, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets for Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charges from purchases of Class A shares and the contingent deferred sales charges from redemptions of Class A, Class B, and Class C shares. For the year ended May 31, 2014, Funds Distributor received the following amounts in front-end sales charges and contingent deferred sales charges:

	Front-end sales charges Class A	Contingent deferred sales charges
		Class B	Class C
Core Bond Fund	$3,537	$137	$939
Inflation-Protected Bond Fund	1,385	0	135

Notes to financial statements	Wells Fargo Advantage Income Funds	27

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Class R, Administrator Class, and Investor Class of each applicable Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Class R4 shares are charged a fee at an annual rate of 0.10% of its average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2014 were as follows:

	Purchases at cost*		Sales proceeds*
	U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
Core Bond Fund	$15,233,606,429	$2,142,163,990	$15,067,780,947	$2,310,191,585
Inflation-Protected Bond Fund	3,036,787	0	14,704,041	0

*	The Funds seek to achieve their investment objective by investing all of its investable assets in a single affiliated Master Portfolio. Purchases and sales have been calculated by aggregating the results of multiplying each Fund’s ownership percentage of the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.

6. CAPITAL SHARES

As a result of the transfer of assets from Funds Management, former program manager of the 529 college savings plans for the State of Wisconsin, to a new program manager, Core Bond Fund’s Institutional Class redeemed assets on October 26, 2012 with a value of $296,707,154, representing 8.15% of Core Bond Fund. This amount is reflected in the Statements of Changes in Net Assets for the year ended May 31, 2013.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to each Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended May 31, 2014, the Funds paid the following amounts in commitment fees:

Commitment fee
Core Bond Fund	$3,233
Inflation-Protected Bond Fund	52

For the year ended May 31, 2014, there were no borrowings by the Funds under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended May 31, 2014, and May 31, 2013, were as follows:

	Ordinary income		Long-term capital gain
	2014	2013	2014	2013
Core Bond Fund	$59,915,004	$150,409,557	$15,386,062	$38,915,611
Inflation-Protected Bond Fund	248,592	1,079,407	1,952,866	1,916,827

As of May 31, 2014, the components of distributable earnings on a tax basis were as follows:

	Undistributed ordinary income	Undistributed long-term gain	Unrealized gains	Post-October capital losses deferred	Capital loss carryforward
Core Bond Fund	$3,682,382	$0	$34,925,392	$(2,116,257)	$(98,157,129)
Inflation-Protected Bond Fund	93,552	97,210	1,395,935	0	0

28	Wells Fargo Advantage Income Funds	Notes to financial statements

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated.

10. SUBSEQUENT DISTRIBUTIONS

On June 24, 2014, the Inflation-Protected Bond Fund declared distributions from net investment income to shareholders of record on June 23, 2014. The per share amounts payable on June 25, 2014 were as follows:

Net investment income
Class A	$0.01041
Class B	0.00361
Class C	0.00380
Administrator Class	0.01262

On July 25, 2014, the Inflation-Protected Bond Fund declared distributions from net investment income to shareholders of record on July 24, 2014. The per share amounts payable on July 28, 2014 were as follows:

Net investment income
Class A	$0.02369
Class B	0.01738
Class C	0.01730
Administrator Class	0.02585

These distributions are not reflected in the accompanying financial statements. The final determination of the source of all distributions is subject to change and made after the Fund’s tax year-end.

Report of independent registered public accounting firm	Wells Fargo Advantage Income Funds	29

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Wells Fargo Advantage Core Bond Fund and the Wells Fargo Advantage Inflation-Protected Bond Fund, two of the funds constituting the Wells Fargo Funds Trust (the “Funds”), as of May 31, 2014, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included agreement of investments owned as of May 31, 2014 to the Master Portfolio’s records (see Note 1). An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of the Wells Fargo Funds Trust as of May 31, 2014, the results of its operations, changes in their net assets, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 28, 2014

30	Wells Fargo Advantage Income Funds	Summary portfolio of investments—May 31, 2014

CORE BOND PORTFOLIO

The Summary Portfolio of Investments shows the 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the total net assets as of the report date. The remaining securities held are grouped as “Other securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by accessing the following website:

http://a584.g.akamai.net/f/584/1326/1d/www.wellsfargoadvantagefunds.com/pdf/ann/holdings/corebond.pdf or by calling Wells Fargo Advantage Funds at 1-800-222-8222. This complete schedule, filed on the Form N-CSR, is also available on the SEC’s website at sec.gov.

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Agency Securities: 31.70%
FHLMC	0.85-7.50%	8-1-2017 to 7-14-2044	$135,761,161	$144,359,749	4.96%
FHLMC ±	2.71	7-1-2042	9,603,134	9,836,490	0.34
FHLMC	5.00	8-1-2039	16,705,740	18,702,393	0.65
FHLMC	5.00	8-1-2041	18,808,964	20,949,056	0.72
FNMA	1.95-7.50	9-1-2016 to 8-1-2044	272,082,358	289,025,728	9.98
FNMA	2.50	11-1-2027	14,669,890	14,989,494	0.52
FNMA ±	2.77	6-1-2042	10,889,845	11,169,714	0.39
FNMA ±	2.94	5-1-2042	12,238,750	12,624,271	0.44
FNMA	3.00	2-1-2043	10,822,416	10,658,888	0.37
FNMA	3.00	3-1-2043	17,157,473	16,898,227	0.58
FNMA %%	3.00	6-1-2044	43,300,000	42,833,174	1.48
FNMA ±	3.24	4-1-2044	16,267,897	16,893,504	0.58
FNMA	3.50	9-1-2042	30,801,081	31,541,829	1.09
FNMA	4.00	4-1-2034	12,476,924	13,344,004	0.46
FNMA %%	4.50	8-1-2044	40,100,000	43,126,297	1.49
FNMA	5.00	7-1-2041	11,726,373	13,247,169	0.46
FNMA	6.00	3-1-2034	13,095,860	14,836,255	0.51
FNMA	3.00	12-25-2042	36,378,558	35,492,049	1.23
FNMA	3.00	12-25-2043	11,449,296	11,784,966	0.41
GNMA	3.22-8.05	7-15-2019 to 7-24-2044	4,217,761	4,394,375	0.15
GNMA %%	3.50	6-1-2044	30,700,000	31,928,000	1.10
GNMA %%	3.50	6-1-2044	10,600,000	11,015,719	0.38
GNMA %%	4.00	6-1-2044	19,800,000	21,128,378	0.73
GNMA %%	4.00	8-1-2044	39,400,000	41,797,088	1.44
GNMA %%	4.50	6-1-2044	17,700,000	19,281,419	0.67
GNMA %%	4.50	8-1-2044	15,100,000	16,364,183	0.57

Total Agency Securities (Cost $911,561,623)				918,222,419	31.70

Asset-Backed Securities: 12.87%
Bank of America Credit Card Trust Series 2014-A2 Class A ±	0.42	9-16-2019	15,741,000	15,741,000	0.54
Capital Auto Receivables Asset Trust	0.45-1.69	6-20-2016 to 10-22-2018	51,304,000	51,509,414	1.78
Citibank Credit Card Issuance Trust Series 2013-A7 Class A7 ±	0.58	9-10-2020	20,807,000	20,887,377	0.72
Ford Credit Auto Owner Trust Series 2014-1 Class A 144A	2.26	11-15-2025	10,000,000	10,119,300	0.35
Nissan Auto Receivables Owner Series 2013-A Class A3	0.50	5-15-2017	10,820,000	10,829,381	0.37
SLM Student Loan Trust Series 2006-5 Class A5 ±	0.34	1-25-2027	10,347,000	10,231,372	0.35
Other securities				253,442,122	8.76

Total Asset-Backed Securities (Cost $371,382,228)				372,759,966	12.87

Corporate Bonds and Notes: 18.70%

Consumer Discretionary: 1.92%

Automobiles: 1.33%
Other securities				38,699,236	1.33

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—May 31, 2014	Wells Fargo Advantage Income Funds	31

CORE BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Hotels, Restaurants & Leisure: 0.08%
Other securities				$2,212,647	0.08%

Media: 0.51%
Other securities				14,792,650	0.51

Consumer Staples: 1.12%

Beverages: 0.52%
Other securities				15,020,170	0.52

Food & Staples Retailing: 0.06%
Other securities				1,688,333	0.06

Food Products: 0.46%
Other securities				13,471,699	0.46

Tobacco: 0.08%
Other securities				2,304,739	0.08

Energy: 1.76%

Energy Equipment & Services: 0.23%
Other securities				6,721,268	0.23

Oil, Gas & Consumable Fuels: 1.53%
Other securities				44,275,577	1.53

Financials: 7.08%

Banks: 2.06%
Bank of America Corporation	1.50%	10-9-2015	$11,077,000	11,191,968	0.39
Other securities				48,380,203	1.67

				59,572,171	2.06

Capital Markets: 1.40%
Other securities				40,417,854	1.40

Consumer Finance: 1.15%
Other securities				33,384,108	1.15

Diversified Financial Services: 0.55%
Other securities				16,039,629	0.55

Insurance: 0.79%
Other securities				23,001,527	0.79

REITs: 1.13%
Other securities				32,630,701	1.13

Health Care: 1.83%

Biotechnology: 0.74%
Other securities				21,406,375	0.74

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Advantage Income Funds	Summary portfolio of investments—May 31, 2014

CORE BOND PORTFOLIO

Security name	Value	Percent of net assets

Health Care Equipment & Supplies: 0.20%
Other securities	$5,762,380	0.20%

Health Care Providers & Services: 0.59%
Other securities	17,163,814	0.59

Life Sciences Tools & Services: 0.19%
Other securities	5,494,031	0.19

Pharmaceuticals: 0.11%
Other securities	3,219,669	0.11

Industrials: 0.49%

Aerospace & Defense: 0.27%
Other securities	7,713,035	0.27

Road & Rail: 0.22%
Other securities	6,350,975	0.22

Information Technology: 1.27%

Communications Equipment: 0.20%
Other securities	5,762,504	0.20

Electronic Equipment, Instruments & Components: 0.09%
Other securities	2,587,197	0.09

Internet Software & Services: 0.12%
Other securities	3,606,460	0.12

IT Services: 0.29%
Other securities	8,355,844	0.29

Software: 0.09%
Other securities	2,524,636	0.09

Technology Hardware, Storage & Peripherals: 0.48%
Other securities	13,920,081	0.48

Materials: 0.17%

Chemicals: 0.08%
Other securities	2,438,163	0.08

Metals & Mining: 0.09%
Other securities	2,580,437	0.09

Telecommunication Services: 1.24%

Diversified Telecommunication Services: 1.24%
Other securities	35,865,348	1.24

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—May 31, 2014	Wells Fargo Advantage Income Funds	33

CORE BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Utilities: 1.82%

Electric Utilities: 1.08%
Other securities				$31,182,075	1.08%

Gas Utilities: 0.17%
Other securities				4,977,406	0.17

Multi-Utilities: 0.57%
Other securities				16,643,609	0.57

Total Corporate Bonds and Notes (Cost $523,801,964)				541,786,348	18.70

Municipal Obligations: 1.05%

California: 0.27%
Other securities				7,822,747	0.27

Illinois: 0.12%
Other securities				3,549,605	0.12

Nevada: 0.14%
Other securities				4,118,131	0.14

New Jersey: 0.18%
Other securities				5,126,265	0.18

New York: 0.14%
Other securities				3,935,816	0.14

Ohio: 0.04%
Other securities				1,173,000	0.04

Texas: 0.16%
Other securities				4,616,145	0.16

Total Municipal Obligations (Cost $24,182,605)				30,341,709	1.05

Non-Agency Mortgage Backed Securities: 6.16%
Impact Funding LLC Series 2010-1 Class A1 144A	5.31%	1-25-2051	$10,238,468	11,619,669	0.40
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2011-C3 Class A3 144A	4.39	2-15-2046	8,724,000	9,535,140	0.33
JPMorgan Chase Commercial Mortgage Securities Corporation	2.38-5.48	8-5-2032 to 5-15-2047	19,886,333	21,045,551	0.73
Other securities				136,215,549	4.70

Total Non-Agency Mortgage Backed Securities (Cost $175,969,138)				178,415,909	6.16

U.S. Treasury Securities: 29.40%
U.S. Treasury Bond	3.13	2-15-2043	20,513,000	19,798,245	0.68
U.S. Treasury Bond	3.63	2-15-2044	27,906,000	29,536,771	1.02
U.S. Treasury Bond	3.13-3.75	11-15-2041 to 5-15-2044	30,196,000	21,906,092	0.76
U.S. Treasury Note	0.25	2-29-2016	12,262,000	12,255,293	0.42
U.S. Treasury Note	0.38	4-30-2016	84,362,000	84,411,436	2.91
U.S. Treasury Note	0.38	5-31-2016	39,431,000	39,433,642	1.36

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo Advantage Income Funds	Summary portfolio of investments—May 31, 2014

CORE BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

U.S. Treasury Securities (continued)
U.S. Treasury Note	0.63%	10-15-2016	$59,869,000	$59,995,264	2.07%
U.S. Treasury Note	0.63	9-30-2017	53,577,000	52,995,207	1.83
U.S. Treasury Note	0.75	3-15-2017	59,637,000	59,711,546	2.06
U.S. Treasury Note	0.88	5-15-2017	153,580,000	154,024,000	5.32
U.S. Treasury Note	0.88	4-15-2017	9,312,000	9,346,920	0.32
U.S. Treasury Note	1.38	2-28-2019	34,395,000	34,233,756	1.18
U.S. Treasury Note	1.50	1-31-2019	9,563,000	9,586,162	0.33
U.S. Treasury Note	1.50	5-31-2019	20,451,000	20,412,654	0.71
U.S. Treasury Note	1.63	3-31-2019	49,453,000	49,762,081	1.72
U.S. Treasury Note	1.63	4-30-2019	26,555,000	26,687,775	0.92
U.S. Treasury Note	2.00	5-31-2021	22,560,000	22,471,875	0.78
U.S. Treasury Note	2.50	5-15-2024	48,001,000	48,113,514	1.66
U.S. Treasury Note ##	2.75	2-15-2024	23,021,000	23,619,914	0.82
U.S. Treasury Note ##	3.13	4-30-2017	68,591,000	73,242,293	2.53

Total U.S. Treasury Securities (Cost $844,096,867)				851,544,440	29.40

Yankee Corporate Bonds and Notes: 5.43%

Consumer Discretionary: 0.23%

Media: 0.05%
Other securities				1,563,944	0.05

Textiles, Apparel & Luxury Goods: 0.18%
Other securities				5,079,166	0.18

Consumer Staples: 0.28%

Beverages: 0.28%
Other securities				8,149,713	0.28

Energy: 1.18%

Energy Equipment & Services: 0.07%
Other securities				2,176,764	0.07

Oil, Gas & Consumable Fuels: 1.11%
Other securities				32,031,927	1.11

Financials: 2.38%

Banks: 1.56%
Norddeutsche Landesbank Pfandbriefe 144A	2.00	2-5-2019	12,700,000	12,770,358	0.44
Other securities				32,388,854	1.12

				45,159,212	1.56

Consumer Finance: 0.40%
Other securities				11,490,469	0.40

Diversified Financial Services: 0.36%
Other securities				10,488,764	0.36

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—May 31, 2014	Wells Fargo Advantage Income Funds	35

CORE BOND PORTFOLIO

Security name			Value	Percent of net assets

Insurance: 0.06%
Other securities			$1,874,004	0.06%

Health Care: 0.23%

Pharmaceuticals: 0.23%
Other securities			6,468,871	0.23

Information Technology: 0.25%

Internet Software & Services: 0.25%
Other securities			7,200,600	0.25

Materials: 0.30%

Chemicals: 0.11%
Other securities			3,265,153	0.11

Metals & Mining: 0.19%
Other securities			5,400,712	0.19

Telecommunication Services: 0.35%

Diversified Telecommunication Services: 0.15%
Other securities			4,466,235	0.15

Wireless Telecommunication Services: 0.20%
Other securities			5,712,866	0.20

Utilities: 0.23%

Electric Utilities: 0.23%
Other securities			6,653,337	0.23

Total Yankee Corporate Bonds and Notes (Cost $152,590,390)			157,181,737	5.43

Yankee Government Bonds: 1.82%
Other securities			52,754,597	1.82

Total Yankee Government Bonds (Cost $51,003,879)			52,754,597	1.82

	Yield	Shares

Short-Term Investments: 2.84%

Investment Companies: 2.84%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.07%	81,690,682	81,690,682	2.82
Wells Fargo Securities Lending Cash Investments, LLC (l)(u)(v)(r)	0.10	622,500	622,500	0.02

Total Short-Term Investments (Cost $82,313,182)			82,313,182	2.84

Total investments in securities
(Cost $3,136,901,876) *			3,185,320,307	109.97%
Other assets and liabilities, net			(288,778,548)	(9.97)

Total net assets			$2,896,541,759	100.00%

The accompanying notes are an integral part of these financial statements.

36	Wells Fargo Advantage Income Funds	Summary portfolio of investments—May 31, 2014

CORE BOND PORTFOLIO

±	Variable rate investment. The rate shown is the rate in effect at period end.

%%	Security issued on a when-issued basis

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended

##	All or a portion of this security has been segregated for when-issued securities.

(l)	Represents an affiliate of the Fund under Sections 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940, as amended

(u)	Rate shown is the 7-day annualized yield at period end.

(v)	Security represents investment of cash collateral received from securities on loan.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

*	Cost for federal income tax purposes is $3,141,079,016 and unrealized gains (losses) consists of:

Gross unrealized gains	$55,873,482
Gross unrealized losses	(11,632,191)

Net unrealized gains	$44,241,291

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2014	Wells Fargo Advantage Income Funds	37

INFLATION-PROTECTED BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities: 99.42%
TIPS	0.13%	4-15-2016	$2,258,776	$2,317,717
TIPS	0.13	4-15-2017	2,616,455	2,703,533
TIPS	0.13	4-15-2018	449,768	464,491
TIPS	0.13	4-15-2019	857,157	881,398
TIPS	0.13	1-15-2022	2,672,640	2,688,719
TIPS	0.13	7-15-2022	2,728,092	2,744,504
TIPS	0.13	1-15-2023	1,438,299	1,433,916
TIPS	0.38	7-15-2023	1,127,050	1,150,207
TIPS	0.63	7-15-2021	2,725,840	2,870,650
TIPS	0.63	1-15-2024	1,017,764	1,055,055
TIPS	0.63	2-15-2043	837,624	753,142
TIPS	0.75	2-15-2042	1,118,931	1,043,491
TIPS	1.13	1-15-2021	1,755,293	1,899,556
TIPS	1.25	7-15-2020	2,009,874	2,202,697
TIPS	1.38	7-15-2018	1,325,894	1,449,678
TIPS	1.38	1-15-2020	1,251,142	1,371,174
TIPS	1.38	2-15-2044	278,817	303,976
TIPS	1.63	1-15-2018	1,218,143	1,329,298
TIPS	1.75	1-15-2028	879,770	1,015,172
TIPS	1.88	7-15-2015	874,663	910,811
TIPS	1.88	7-15-2019	1,128,793	1,271,127
TIPS	2.00	1-15-2016	940,519	992,982
TIPS	2.00	1-15-2026	988,140	1,168,012
TIPS	2.13	1-15-2019	1,194,118	1,345,809
TIPS	2.13	2-15-2040	502,890	635,449
TIPS	2.13	2-15-2041	588,060	748,353
TIPS	2.38	1-15-2017	1,089,690	1,193,381
TIPS	2.38	1-15-2025	1,742,462	2,118,181
TIPS	2.38	1-15-2027	843,631	1,038,259
TIPS	2.50	7-15-2016	918,489	998,283
TIPS	2.50	1-15-2029	797,913	1,009,236
TIPS	2.63	7-15-2017	592,852	664,411
TIPS	3.38	4-15-2032	346,120	500,981
TIPS	3.63	4-15-2028	935,002	1,317,914
TIPS	3.88	4-15-2029	912,724	1,337,569

Total U.S. Treasury Securities (Cost $44,238,165)				46,929,132

	Yield		Shares
Short-Term Investments: 0.30%

Investment Companies: 0.30%
Wells Fargo Advantage Government Money Market Fund, Institutional Class (l)(u)	0.01		140,664	140,664

Total Short-Term Investments (Cost $140,664)				140,664

Total investments in securities (Cost $44,378,829) *	99.72%	47,069,796
Other assets and liabilities, net	0.28	130,621

Total net assets	100.00%	$47,200,417

The accompanying notes are an integral part of these financial statements.

38	Wells Fargo Advantage Income Funds	Portfolio of investments—May 31, 2014

INFLATION-PROTECTED BOND PORTFOLIO

(l)	Represents an affiliate of the Fund under Sections 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940, as amended

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $44,378,829 and unrealized gains (losses) consists of:

Gross unrealized gains	$3,122,568
Gross unrealized losses	(431,601)

Net unrealized gains	$2,690,967

The accompanying notes are an integral part of these financial statements.

Statements of assets and liabilities—May 31, 2014	Wells Fargo Advantage Income Funds	39

	Core Bond Portfolio	Inflation-Protected Bond Portfolio

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$3,103,007,125	$46,929,132
In affiliated securities, at value (see cost below)	82,313,182	140,664

Total investments, at value (see cost below)	3,185,320,307	47,069,796
Cash	1,079,794	0
Receivable for investments sold	474,033,381	0
Principal paydown receivable	328,982	0
Receivable for interest	13,305,651	175,731
Receivable for securities lending income	402	0
Prepaid expenses and other assets	1,186	685

Total assets	3,674,069,703	47,246,212

Liabilities
Payable for investments purchased	775,897,779	0
Payable upon receipt of securities loaned	622,500	0
Advisory fee payable	849,645	11,745
Custodian and accounting fees payable	73,897	1,017
Professional fees payable	77,798	29,817
Accrued expenses and other liabilities	6,325	3,216

Total liabilities	777,527,944	45,795

Total net assets	$2,896,541,759	$47,200,417

Investments in unaffiliated securities, at cost	$3,054,588,694	$44,238,165

Investments in affiliated securities, at cost	$82,313,182	$140,664

Total investments, at cost	$3,136,901,876	$44,378,829

Securities on loan, at value	$606,403	$0

The accompanying notes are an integral part of these financial statements.

40	Wells Fargo Advantage Income Funds	Statements of operations—year ended May 31, 2014

	Core Bond Portfolio	Inflation-Protected Bond Portfolio

Investment income
Interest**	$67,132,024	$1,018,060
Income from affiliated securities	70,524	30
Securities lending income, net	20,435	0

Total investment income	67,222,983	1,018,090

Expenses
Advisory fee	10,606,873	215,342
Custody and accounting fees	193,431	9,586
Professional fees	78,544	40,950
Shareholder report expenses	11,572	1,842
Trustees’ fees and expenses	10,057	11,521
Other fees and expenses	62,208	8,695

Total expenses	10,962,685	287,936
Less: Fee waivers and/or expense reimbursements	(748,465)	(51,814)

Net expenses	10,214,220	236,122

Net investment income	57,008,763	781,968

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(25,697,925)	528,898
Futures transactions	0	(10,282)
TBA sale commitments	(33,531)	0

Net realized gain (losses) on investments	(25,731,456)	518,616

Net change in unrealized gains (losses) on:
Unaffiliated securities	44,957,828	(2,086,498)
Futures transactions	0	0
TBA sale commitments	46,020	0

Net change in unrealized gains (losses) on investments	45,003,848	(2,086,498)

Net realized and unrealized gains (losses) on investments	19,272,392	(1,567,882)

Net increase (decrease) in net assets resulting from operations	$76,281,155	$(785,914)

** Net of foreign interest withholding taxes in the amount of	$27,289	$0

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage Income Funds	41

	Core Bond Portfolio
	Year ended May 31, 2014	Year ended May 31, 2013

Operations
Net investment income	$57,008,763	$65,763,655
Net realized gains (losses) on investments	(25,731,456)	129,092,808
Net change in unrealized gains (losses) on investments	45,003,848	(90,545,176)

Net increase in net assets resulting from operations	76,281,155	104,311,287

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	222,957,263	720,766,231
Withdrawals	(751,133,453)	(1,290,176,868)

Net decrease in net assets resulting from capital share transactions	(528,176,190)	(569,410,637)

Total decrease in net assets	(451,895,035)	(465,099,350)

Net assets
Beginning of period	3,348,436,794	3,813,536,144

End of period	$2,896,541,759	$3,348,436,794

The accompanying notes are an integral part of these financial statements.

42	Wells Fargo Advantage Income Funds	Statements of changes in net assets

	Inflation-Protected Bond Portfolio
	Year ended May 31, 2014	Year ended May 31, 2013

Operations
Net investment income	$781,968	$1,198,434
Net realized gains on investments	518,616	3,992,715
Net change in unrealized gains (losses) on investments	(2,086,498)	(6,233,421)

Net decrease in net assets resulting from operations	(785,914)	(1,042,272)

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	5,773,010	14,419,386
Withdrawals	(24,418,897)	(30,194,206)

Net decrease in net assets resulting from capital share transactions	(18,645,887)	(15,774,820)

Total decrease in net assets	(19,431,801)	(16,817,092)

Net assets
Beginning of period	66,632,218	83,449,310

End of period	$47,200,417	$66,632,218

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Income Funds	43

	Ratio to average net assets (annualized)			Total return	Portfolio turnover rate
	Net investment income	Gross expenses	Net expenses
Core Bond Portfolio
Year ended May 31, 2014	1.94%	0.37%	0.35%	2.90%	646%
Year ended May 31, 2013	1.75%	0.37%	0.35%	2.61%	547%
Year ended May 31, 2012	2.33%	0.37%	0.35%	8.20%	803%
Year ended May 31, 2011	2.99%	0.37%	0.35%	7.02%	789%
Year ended May 31, 2010	3.78%	0.38%	0.34%	10.87%	638%
Inflation-Protected Bond Portfolio
Year ended May 31, 2014	1.45%	0.53%	0.44%	(0.26)%	9%
Year ended May 31, 2013	1.52%	0.50%	0.44%	(1.86)%	15%
Year ended May 31, 2012	3.00%	0.48%	0.44%	12.62%	23%
Year ended May 31, 2011	3.25%	0.44%	0.43%	8.19%	19%
Year ended May 31, 2010	3.53%	0.45%	0.44%	8.28%	31%

The accompanying notes are an integral part of these financial statements.

44	Wells Fargo Advantage Income Funds	Notes to financial statements

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the following funds: the Wells Fargo Advantage Core Bond Portfolio (“Core Bond Portfolio”) and the Wells Fargo Advantage Inflation-Protected Bond Portfolio (“Inflation-Protected Bond Portfolio”) (each, a “Portfolio”, collectively, the “Portfolios”). Each Portfolio is a diversified series of the Trust.

The Portfolios, which are master portfolios in a master/feeder structure, offer their shares to multiple feeder funds and other master portfolios rather than directly to the public.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices provided by an independent pricing service which may utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If prices are not available from the independent pricing service or prices received are deemed not representative of market value, values will be obtained from an independent broker-dealer.

Futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Portfolios. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Portfolios may lend their securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Portfolios continue to receive interest or dividends on the securities loaned. The Portfolios receive collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Portfolios on the next business day. In a

Notes to financial statements	Wells Fargo Advantage Income Funds	45

securities lending transaction, the net asset value of the Portfolios will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolios fluctuate from time to time. In the event of default or bankruptcy by the borrower, the Portfolios may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Portfolios have the right under the lending agreement to recover the securities from the borrower on demand.

The Portfolios lend their securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is sub-advised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statements of Operations.

When-issued transactions

Each Portfolio may purchase securities on a forward commitment or when-issued basis. A Portfolio records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Portfolio’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Portfolio begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

Each Portfolio is subject to interest rate risk and equity price risk in the normal course of pursuing its investment objectives. A Portfolio may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset or liability and in the Statements of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

TBA sale commitments

Each Portfolio may enter into To Be Announced (“TBA”) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or offsetting TBA purchase commitments, which are deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Securities valuation”. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Inflation-indexed bonds and TIPS

Each Portfolio may invest in inflation-indexed bonds, including Treasury inflation-protected securities (TIPS). Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For

46	Wells Fargo Advantage Income Funds	Notes to financial statements

bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Credit default swaps

Each Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. A Portfolio may enter into credit default swap contracts for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index or for investment gains. Credit default swaps involve an exchange of a stream of payments for protection against the loss in value of an underlying security or index. Under the terms of the swap, one party acts as a guarantor (referred to as the seller of protection) and receives a periodic stream of payments, provided that there is no credit event, from another party (referred to as the buyer of protection) that is a fixed percentage applied to a notional principal amount over the term of the swap. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. A credit event includes bankruptcy, failure to pay, obligation default, obligation acceleration, repudiation/moratorium, and restructuring. A Portfolio may enter into credit default swaps as either the seller of protection or the buyer of protection. As the seller of protection, the Portfolio is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Portfolio could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates. The maximum potential amount of future payments (undiscounted) that the Portfolio as the seller of protection could be required to make under the credit default swap contract would be an amount equal to the notional amount of the swap contract. The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.
If the Portfolio is the seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of protection the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is the buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will receive from the seller of protection the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index.

Any premiums paid or received on the transactions are recorded as an asset or liability on the Statements of Assets and Liabilities and amortized. The value of the swap contract is marked-to-market daily based on quotations from an independent pricing service or market makers and any change in value is recorded as an unrealized gain or loss. Periodic payments made or received are recorded as realized gains or losses. In addition, payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses.

Certain credit default swap contracts entered into by the Portfolio provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements. Any election by the counterparty to terminate early may impact the amounts reported on the financial statements.

Mortgage dollar roll transactions

Each Portfolio may engage in mortgage dollar roll transactions through TBA mortgage-backed securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). In a mortgage dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories. During the roll period, a Portfolio foregoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolios account for TBA dollar roll transactions as purchases and sales.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Notes to financial statements	Wells Fargo Advantage Income Funds	47

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Federal and other taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. The Portfolios are not required to pay federal income taxes on their net investment income and net capital gain as they are treated as partnerships for federal income tax purposes. All interest, dividends, gains and losses of a Portfolio are deemed to have been “passed through” to the interestholders in proportion to their holdings of the Portfolio regardless of whether such interest, dividends and gains have been distributed by the Portfolio.

Each Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed each Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). Each Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of May 31, 2014, the inputs used in valuing investments in securities were as follows:

Core Bond Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Agency securities	$0	$918,222,419	$0	$918,222,419

Asset-backed securities	0	372,759,966	0	372,759,966

Corporate bonds and notes	0	541,786,348	0	541,786,348

Municipal obligations	0	30,341,709	0	30,341,709

Non-agency mortgage backed securities	0	178,415,909	0	178,415,909

U.S. Treasury securities	851,544,440	0	0	851,544,440

Yankee corporate bonds and notes	0	157,181,737	0	157,181,737

Yankee government bonds	0	52,754,597	0	52,754,597

Short-term investments				0
Investment companies	81,690,682	622,500	0	82,313,182
Total assets	$933,235,122	$2,252,085,185	$0	$3,185,320,307

48	Wells Fargo Advantage Income Funds	Notes to financial statements

Inflation-Protected Bond Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

U.S. Treasury securities	$46,929,132	$0	$0	$46,929,132

Short-term investments
Investment companies	140,664	0	0	140,664
Total assets	$47,069,796	$0	$0	$47,069,796

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended May 31, 2014, the Portfolios did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fees

The Trust has entered into an advisory contract with Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadvisers, who are responsible for day-to-day portfolio management of the Porfolios.

Funds Management is entitled to receive an annual advisory fee starting at 0.40% and declining to 0.30% as the average daily net assets of each Portfolio increase. For the year ended May 31, 2014, the advisory fee for Core Bond Portfolio and Inflation-Protected Bond Portfolio was equivalent to an annual rate of 0.36% and 0.40%, respectively, of each Portfolio’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolios. The fees for subadvisory services are borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect, wholly owned subsidiary of Wells Fargo, is the subadviser to each Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of each Portfolio increase.

Funds Management has voluntarily waived and/or reimbursed advisory fees to the extent necessary to maintain certain net operating expense ratios for the Portfolios.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2014 were as follows:

	Purchases at cost		Sales proceeds
	U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
Core Bond Portfolio	$17,623,273,874	$2,478,201,263	$17,431,435,658	$2,672,587,033
Inflation-Protected Bond Portfolio	4,607,298	0	22,308,411	0

6. DERIVATIVE TRANSACTIONS

During the year ended May 31, 2014, Inflation-Protected Bond Portfolio entered into futures contracts to speculate on interest rates and to help manage the duration of the portfolio.

As of May 31, 2014, Inflation-Protected Bond Portfolio did not have any open futures contracts. Inflation-Protected Bond Portfolio had an average notional amount of $294,964 in long futures contracts and $114,544 in short futures contracts outstanding during the year ended May 31, 2014.

The realized gains or losses and change in unrealized gains or losses on derivative instruments are reflected in the Statements of Operations.

7. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Advantage Income Funds	49

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO MASTER TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments or summary portfolio of investments (for Wells Fargo Advantage Core Bond Portfolio), of the Wells Fargo Advantage Core Bond Portfolio and Wells Fargo Advantage Inflation-Protected Bond Portfolio, two of the portfolios constituting the Wells Fargo Master Trust (collectively the “Portfolios”), as of May 31, 2014, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Portfolios of Wells Fargo Master Trust as of May 31, 2014, the results of their operations, changes in their net assets, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 28, 2014

50	Wells Fargo Advantage Income Funds	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, the following amounts were designated as long-term capital gain distributions for the fiscal year ended May 31, 2014:

Long-term capital gain distributions
Core Bond Fund	$15,386,062
Inflation-Protected Bond Fund	1,952,866

For the fiscal year ended May 31, 2014, the following amounts have been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code:

Interest-related dividends
Core Bond Fund	$38,888,637
Inflation-Protected Bond Fund	258,582

For the fiscal year ended May 31, 2014, the following amounts have been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code:

Short-term capital gain dividends
Core Bond Fund	$14,397,447
Inflation-Protected Bond Fund	440

For the fiscal year ended May 31, 2014, the percentage of ordinary income distributed that was derived from interest on U.S. government securities was as follows:

% from U.S. government securities
Core Bond Fund	7.63%
Inflation-Protected Bond Fund	99.83%

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available without charge on the website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings are publicly available on the website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information is publicly available on the website on a monthly, seven-day or more delayed basis. Each Fund and Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, each Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Income Funds	51

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 132 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

52	Wells Fargo Advantage Income Funds	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Assistant General Counsel of Wells Fargo Bank, N.A. since 2003 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013. Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President and Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 59 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Income Funds	53

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

Wells Fargo Advantage Inflation-Protected Bond Fund, Wells Fargo Advantage Core Bond Fund, Wells Fargo Advantage Inflation-Protected Bond Portfolio and Wells Fargo Advantage Core Bond Portfolio

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (each, a “Board” and collectively, the “Boards”) of each of Wells Fargo Funds Trust (“Funds Trust”) and Wells Fargo Master Trust (“Master Trust”) (collectively, the “Trusts”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trusts, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trusts’ investment advisory and sub-advisory agreements. In this regard, at in-person meetings held on March 27-28, 2014 (the “March Meeting”) and May 15-16, 2014 (the “May Meeting”, and together with the March Meeting, the “Meetings”), the Board reviewed an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for each of the Wells Fargo Advantage Inflation-Protected Bond Fund and Wells Fargo Advantage Core Bond Fund (individually, a “Gateway Fund” and collectively, the “Gateway Funds”). The Master Trust Board reviewed an investment advisory agreement with Funds Management for each of the Wells Fargo Advantage Inflation-Protected Bond Portfolio and Wells Fargo Advantage Core Bond Portfolio (individually, a “Master Portfolio” and collectively, the “Master Portfolios”). The Gateway Funds and the Master Portfolios are collectively referred to as the “Funds.”

At each of the March Meeting and the May Meeting, the Board received the information, considered the factors and reached the conclusions discussed below, and unanimously approved the renewal of the Advisory Agreements.

At the Meetings, the Master Trust Board also reviewed an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for each of the Master Portfolios. The investment advisory agreements with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

The Inflation-Protected Bond Fund and Core Bond Fund are gateway feeder funds that invest substantially all of their assets in the Inflation-Protected Bond Portfolio and Core Bond Portfolio, respectively. Each of these Master Portfolios has a substantially similar investment objective and substantially similar investment strategies to the respective Gateway Fund. Information provided to the Boards regarding the Gateway Funds is also applicable to the respective Master Portfolios identified above, as relevant.

At the Meetings, the Boards considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meetings, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Boards have adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of their duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Boards, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Boards’ annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Boards considered not only the specific information presented in connection with the Meetings, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Boards reviewed reports of Funds Management at each of their quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Boards and the teams mentioned above confer with portfolio managers at various times throughout the year. The Boards did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After their deliberations, the Boards unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Boards considered the continuation of the Advisory Agreements for the Funds as part of their consideration of the continuation of advisory agreements for funds across the complex, but their approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Boards in support of their approvals.

54	Wells Fargo Advantage Income Funds	Other information (unaudited)

Nature, extent and quality of services

The Boards received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Boards evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Boards further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Boards took into account the full range of services provided to the Funds by Funds Management and its affiliates.

Fund performance and expenses

The Boards considered the performance results for each of the Funds over various time periods ended December 31, 2013. The Boards also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the respective Funds (each, a “Universe”), and in comparison to each Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Boards received a description of the methodology used by Lipper to select the mutual funds in each performance Universe.

The Funds Trust Board noted that the performance of each Gateway Fund (Administrator Class) relative to its respective Universe was as follows: (i) the performance of the Core Bond Fund was higher than or in range of the average performance of its Universe for all periods under review except for the one-year period; and (ii) the performance of the Inflation-Protected Bond Fund was in range of the average performance of its Universe for all periods under review except for the one-year period.

The Funds Trust Board also noted that the performance of each Gateway Fund relative to its respective benchmark was as follows: (i) the performance of the Core Bond Fund was higher than or in range of its benchmark, the Barclays U.S. Aggregate Bond Index, for all periods under review; and (ii) the performance of the Inflation-Protected Bond Fund was lower than its benchmark, the Barclays U.S. TIPS Index, for all periods under review.

The Funds Trust Board received information concerning, and discussed factors contributing to, the underperformance of the Core Bond Fund relative to its Universe for the one-year period, and the underperformance of the Inflation-Protected Bond Fund relative to its Universe for the one-year period and its benchmark for all periods under review. The Funds Trust Board was satisfied with the information it received.

The Master Trust Board took note of the performance of the Master Portfolios in the context of reviewing the performance of the Gateway Funds.

The Funds Trust Board also received and considered information regarding each Gateway Fund’s net operating expense ratios, which include fees and expenses of the corresponding Master Portfolio, and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Funds Trust Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to each Gateway Fund (the “Groups”). The Funds Trust Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Funds Trust Board noted that the net operating expense ratios of the Core Bond Fund were lower than or in range of the median net operating expense ratios of its expense Groups, except for the Investor Class. The Funds Trust Board viewed favorably the agreed-upon reduction in the net operating expense ratio cap for the Core Bond Fund’s Investor Class. The Funds Trust Board also noted that the net operating expense ratios of the Inflation-Protected Bond Fund were in range of the median net operating expense ratios of its expense Groups for all share classes.

With respect to the Master Portfolios, the Master Trust Board reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Master Portfolio level, relative to a corresponding expense Group.

Based on their consideration of the factors and information they deemed relevant, including those described here, the Boards concluded that the overall performance and expense structure of the Funds supported the re-approval of the Advisory Agreements.

Other information (unaudited)	Wells Fargo Advantage Income Funds	55

Investment advisory and sub-advisory fee rates

The Funds Trust Board noted that Funds Management receives no advisory fees from a Gateway Fund as long as the Gateway Fund continues to invest all (or substantially all) of its assets in a single master portfolio. If a Gateway Fund were to change its investment structure so that it begins to invest in two or more master portfolios (a gateway blended fund), Funds Management would be entitled to receive an annual fee of 0.25% of the Gateway Fund’s average daily net assets for providing investment advisory services to the Gateway Fund, including allocating the Gateway Fund’s assets among various master portfolios.

The Boards reviewed and considered the contractual investment advisory fee rates that are payable by the Funds to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and, with respect to the Gateway Funds, on a combined basis with each Gateway Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Funds Trust Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Master Trust Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Funds Trust Board was a comparison of the Management Rates of each Gateway Fund, which include the advisory fees paid at the Master Portfolio level, with those of other funds in the expense Groups at a common asset level. The Funds Trust Board noted that the Management Rates of the Core Bond Fund were in range of the average rates for its respective expense Groups for all share classes except for the Investor Class. The Funds Trust Board viewed favorably the agreed-upon reduction in the net operating expense ratio cap for the Core Bond Fund’s Investor Class. The Funds Trust Board also noted that the Management Rates of the Inflation-Protected Bond Fund were in range of the average rates for its respective expense Groups for all share classes.

The Master Trust Board reviewed a comparison of the Advisory Agreement Rates of each Master Portfolio with those of other funds in each Master Portfolio’s respective expense Group at a common asset level. The Master Trust Board noted that the Advisory Agreement Rates of each Master Portfolio were equal to the median rate for the Master Portfolio’s respective expense Group.

The Master Trust Board also received and considered information about the portions of the total advisory fees that were retained by Funds Management after payment of the fees to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of these amounts, the Master Trust Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Master Trust Board ascribed limited relevance to the allocation of the advisory fee between them.

The Boards also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Funds. In this regard, the Boards received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on their consideration of the factors and information they deemed relevant, including those described here, in light of the services covered by the Advisory Agreements, both Boards determined that the Advisory Agreement Rates were reasonable and the Master Trust Board determined that the Sub-Advisory Agreement Rates were reasonable.

Profitability

The Boards received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Funds and the fund family as a whole. The Boards did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because its profitability information was subsumed in the collective Wells Fargo profitability analysis.

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Boards noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on their review, the Boards did not deem the profits reported by Funds Management to be at a level that would prevent them from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Boards noted the existence of breakpoints in each Master Portfolio’s advisory fee and each Gateway Fund’s administration fee, which operate generally to reduce the Funds’ expense ratios as

56	Wells Fargo Advantage Income Funds	Other information (unaudited)

the Funds grow in size. They considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Boards also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Funds and the fund family as a whole. The Boards considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Boards concluded that the Funds’ fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Funds. The Boards noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Boards also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on their consideration of the factors and information they deemed relevant, including those described here, the Boards did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on their deliberations and their evaluation of the information described above, the Boards unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

List of abbreviations	Wells Fargo Advantage Income Funds	57

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

225493 07-14 AILD/AR103 05-14

Wells Fargo Advantage WealthBuilder PortfoliosSM

Annual Report

May 31, 2014

■	Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM

■	Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM

■	Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM

■	Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM

■	Wells Fargo Advantage WealthBuilder Equity PortfolioSM

■	Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of May 31, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Funds disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage WealthBuilder Portfolios	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The Federal Reserve (Fed) and other developed-country central banks continued to provide support to the economy with accommodative monetary policies.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage WealthBuilder Portfolios for the 12-month period that ended May 31, 2014. The period was marked by continued accommodative monetary policy in developed countries, broader economic growth, low inflation, and equity market gains. That said, the first few months of 2014 were marked by considerable geopolitical uncertainty and heightened equity market volatility as the U.S. and Europe confronted Russia over Ukraine.

Within equities, U.S. stocks (measured by the S&P 500 Index1) had the best returns over the past 12 months, followed by developed-country international markets (measured by the MSCI EAFE Index (Net)2). Fixed-income markets (measured by the Barclays U.S. Aggregate Bond Index3) were positive. Short-term interest rates remained ultra low.

Monetary policy remained accommodative, and economic growth appeared sustainable.

The Federal Reserve (Fed) and other developed-country central banks continued to provide support to the economy with accommodative monetary policies. Throughout the reporting period, the Fed kept its key interest rate near zero. Entering the reporting period, the Fed had committed to purchase mortgage-backed securities to support the housing market and long-term U.S. Treasuries to keep interest rates low. In mid-December 2013, however, the Fed conveyed confidence in the strength of the economy by announcing it would begin tapering its bond-buying program by $10 billion per month in January 2014.

In November 2013, the European Central Bank (ECB) cut its key rate to a then-historic low of 0.25%. Its aggressive actions helped ease investor worries about a eurozone sovereign debt default. Given the substantial ties between the U.S. and Europe, the improved sentiment about the eurozone helped provide a tailwind for U.S. markets.

For most of the period, U.S. economic data remained moderately positive. Third-quarter 2013 gross domestic product (GDP) growth came in at a strong 4.1% annualized rate, while fourth-quarter 2013 GDP growth came in at a more moderate, but still positive, 2.6% annualized rate. However, GDP growth for the first quarter of 2014 came in at -2.9% annualized rate. Several commentators suggested that unusually harsh winter weather may have dampened economic activity, supporting hopes that economic growth would accelerate in the remainder of 2014. Further supporting the positive outlook was the improving unemployment rate, which fell from 7.5% in June 2013 to 6.3% in May 2014. Meanwhile, inflation remained low. The eurozone reported weak but positive economic activity during the period.

Returns by asset class were mixed but generally positive.

The U.S. stock market outperformed foreign markets during the 12-month period. The S&P 500 Index rose by 20.45% and the MSCI EAFE Index (Net) rose by 18.04%. The U.S. was the fastest-growing developed country, which benefited U.S. companies.

1.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

2.	The Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index (Net) is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. Calculations for EAFE use net dividends, which reflect the deduction of withholding taxes. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

3.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage WealthBuilder Portfolios	3

Most bond sectors, particularly lower-credit-quality bonds, gained amid renewed confidence in economic growth that drove outperformance in credit-sensitive sectors.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

Notice to shareholders

The Portfolios and Wells Fargo Funds Management, LLC (“Funds Management”) have received an exemptive order from the SEC that permits Funds Management, subject to the approval of the Board of Trustees of the Portfolios, to select or replace certain subadvisers to manage all or a portion of the Portfolios’ assets and enter into, amend or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (“Multi-manager Structure”). The Multi-manager Structure applies to subadvisers that are not affiliated with Funds Management or the Portfolios, except to the extent that affiliation arises solely because such subadvisers provide sub-advisory services to the Portfolios (“Non-affiliated Subadvisers”), as well as subadvisers that are indirect or direct wholly-owned subsidiaries of Funds Management or of another company that, indirectly or directly, wholly owns Funds Management (“Wholly-owned Subadvisers”).

Pursuant to the SEC order, Funds Management, with the approval of the Board of Trustees, has the discretion to terminate any subadvisers and allocate and reallocate the Portfolios’ assets among any other Non-affiliated Subadvisers or Wholly-owned Subadvisers. Funds Management, subject to oversight and supervision by the Board of Trustees, has responsibility to continue to oversee any subadvisers to the Portfolios and to recommend, for approval by the Board of Trustees, the hiring, termination and replacement of subadvisers for the Portfolios. In the event that a new subadviser is hired pursuant to the Multi-manager structure, the Portfolios are required to provide notice to shareholders within 90 days.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

4	Wells Fargo Advantage WealthBuilder Portfolios	Performance highlights (unaudited)

Wells Fargo Advantage WealthBuilder Conservative Allocation Portfolio

Investment objective

The Portfolio seeks current income with a secondary emphasis on capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kandarp Acharya, CFA, FRM

Christian L. Chan, CFA

Average annual total returns (%) as of May 31, 2014

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	Since inception	1 year	5 year	Since inception	Gross	Net[2]
Wells Fargo Advantage WealthBuilder Conservative Allocation Portfolio (WBCAX)	9-30-2004	2.62	5.87	3.87	4.19	6.19	4.03	2.07	2.03
WealthBuilder Conservative Allocation Composite Index[3]	–	–	–	–	5.83	7.35	5.70	–	–
S&P 500 Index[4,8]	–	–	–	–	20.45	18.40	8.04	–	–
Barclays U.S. Aggregate Bond Index[5,8]	–	–	–	–	2.71	4.96	4.76	–	–
Russell 3000® Index[6,8]	–	–	–	–	20.57	18.82	8.46	–	–
MSCI ACWI ex USA (Net)[7,8]	–	–	–	–	14.54	10.49	7.73	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Portfolio’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For WealthBuilder Portfolio shares, the maximum front-end sales charge is 1.50%. Performance including sales charge assumes the sales charge for the corresponding time period.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The Portfolio will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Portfolio is exposed to alternative investment risk, foreign investment risk, high-yield securities risk, mortgage- and asset-backed securities risk, and smaller-company investment risk. Consult the Portfolio’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage WealthBuilder Portfolios	5

Wells Fargo Advantage WealthBuilder Conservative Allocation Portfolio (continued)

Growth of $10,000 investment[9] as of May 31, 2014

1.	Reflects the expense ratios as stated in the most recent prospectus, which include the impact of 0.53% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

2.	The Adviser has committed through September 30, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Portfolio’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.50%. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Portfolio’s returns would have been lower.

3.	Source: Wells Fargo Funds Management, LLC. The WealthBuilder Conservative Allocation Composite Index is weighted 14% in the Russell 3000 Index, 6% in the MSCI ACWI ex USA (Net), and 80% in the Barclays U.S. Aggregate Bond Index. Prior to October 1, 2013, the composition of the index was 20% in the S&P 500 Index and 80% in the Barclays U.S. Aggregate Bond Index. You cannot invest directly in an index.

4.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

5.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. You cannot invest directly in an index.

6.	The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

7.	The Morgan Stanley Capital International All Country World Index ex USA (Net) (MSCI ACWI ex USA (Net)) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

8.	At the close of business on September 30, 2013, the Portfolio changed its benchmarks from the S&P 500 Index and the Barclays U.S. Aggregate Bond Index to the Russell 3000 Index, the MSCI ACWI ex USA (Net), and the Barclays U.S. Aggregate Bond Index. We believe these benchmarks are more similar to the characteristics of the Portfolio in light of the recent changes to the Portfolio’s investment strategies.

9.	The chart compares the performance of the Portfolio since inception with the Wealthbuilder Conservative Allocation Composite Index, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Russell 3000 Index, and the MSCI ACWI ex USA (Net). The chart assumes a hypothetical $10,000 investment and reflects all operating expenses and assumes the maximum initial sales charge of 1.50%.

10.	The ten largest holdings are calculated based on the value of the holdings divided by total net assets of the Portfolio. Holdings are subject to change and may have changed since the date specified.

11.	The Barclays U.S. Treasury 20+ Year Index is an unmanaged index composed of securities in the U.S. Treasury Index with maturities of 20 years or greater. You cannot invest directly in an index.

12.	Current target allocation is subject to change and is calculated based on the total long-term investments of the Portfolio. The Portfolio’s use of futures contracts to implement a Tactical Asset Allocation (TAA) shift toward stocks or bonds is reflected in the allocation shown.

6	Wells Fargo Advantage WealthBuilder Portfolios	Performance highlights (unaudited)

Wells Fargo Advantage WealthBuilder Conservative Allocation Portfolio (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Portfolio underperformed its benchmark, the WealthBuilder Conservative Allocation Composite Index, for the 12-month period that ended May 31, 2014.

■	As the S&P 500 Index outperformed long-term Treasury bonds, the implementation of a tactical shift toward stocks contributed positively to the Portfolio’s performance relative to its benchmark.

■	Within the equity segment of the Portfolio, a higher allocation to small-cap stocks and value stocks detracted from performance.

■	Within the fixed-income portion of the Portfolio, exposure to high-yield corporate bonds enhanced performance because credit spreads narrowed during the period.

Renewed optimism and strengthening economic conditions buoyed investors during the 12-month period.

Equity markets rose sharply during the 12-month period as better economic conditions boosted confidence and risk appetites among investors. Developed stock markets continued to benefit from easing monetary policies, while central banks in emerging markets remained more restrictive. Most broad-based equity indexes (measured by the Russell 3000 Index and MSCI ACWI ex USA (Net)), with the exception of emerging markets stocks, closed out the period with double-digit positive returns. Bond markets (measured by the Barclays U.S. Aggregate Bond Index), on the other hand, were more subdued as higher yields had an adverse impact on prices during the period.

Although riskier assets soared during the period, there were a few bumps along the way. Worries about tighter monetary conditions, coupled with the uncertainty surrounding the fiscal debate in Washington, D.C., caused a fair amount of volatility during the summer and fall of 2013. However, as the year came to a close and these fears gradually abated, investors were able to shift their focus to the underlying economic fundamentals, which seemed to point to an economic recovery that was on a sound footing. The housing market remained strong, and the unemployment rate continued to trend lower. Meanwhile, rising household wealth had a positive effect on consumer confidence, which rose to a six-year high in the first quarter of 2014.

Ten largest long-term holdings[10] (%) as of May 31, 2014
Wells Fargo Advantage Short Duration Government Bond Fund	28.06
Wells Fargo Advantage Government Securities Fund	18.74
Wells Fargo Advantage Core Bond Portfolio	18.73
PIMCO High Yield Fund	4.70
Oppenheimer International Bond Fund	4.69
MFS Value Fund	3.19
PIMCO CommodityRealReturn Strategy Fund	2.65
Voya Global Real Estate Fund	1.82
Thornburg International Value Fund	1.76
Eaton Vance Large Cap Value Fund	1.59

The tactical shift toward stocks contributed positively to performance, as the S&P 500 Index outperformed long-term U.S. Treasury bonds for the 12-month period.

The Portfolio’s allocation to stocks and bonds is determined by a combination of inputs from multiple quantitative as well as qualitative factors.

The team continued to overweight stocks throughout the 12-month period. As the S&P 500 Index outperformed long-term U.S. Treasury bonds, the implementation of the tactical shift toward stocks benefited relative returns. For the period, the S&P 500 Index rose by 20.45%, while the Barclays U.S. Treasury 20+ Year Index11—a commonly used proxy for longer-term Treasury bond performance—gained 3.25%.

Within the equity segment, the team maintained a higher exposure to domestic stocks, small-cap stocks, and value stocks relative to the Portfolio’s neutral allocation. Two of the three components detracted from performance, as small-cap stocks underperformed large-cap stocks and value stocks underperformed growth stocks. Meanwhile, the overweight in U.S. stocks contributed positively to performance, as domestic stocks outperformed international stocks for the 12-month period.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage WealthBuilder Portfolios	7

Wells Fargo Advantage WealthBuilder Conservative Allocation Portfolio (continued)

Current target allocation[12] as of May 31, 2014

We made some strategic changes to the Portfolio during the 12-month period.

Although the magnitude of the tactical asset allocation shifts between stocks and bonds varied during the period, we continued to favor stocks over bonds throughout the 12-month period. However, in order to limit potential volatility relative to the benchmark, we made a structural change to reduce the size of potential allocation shifts.

Similarly, within the equity portion of the Portfolio, though the direction of our tilts remained the same throughout the period, we pared back the size of each tactical shift in an effort to reduce the volatility of the Portfolio.

We continue to favor stocks over bonds despite the recent rally in equities.

Despite higher equity valuations, we remain optimistic about the longer-term outlook for stocks. Furthermore, with bond yields hovering near historically low levels, our quantitative models continue to find stocks attractively priced relative to bonds. Barring any drastic changes in the macroeconomic environment, we do not anticipate making any significant changes to our overall risk posture in the near future.

Please see footnotes on page 5.

8	Wells Fargo Advantage WealthBuilder Portfolios	Performance highlights (unaudited)

Wells Fargo Advantage WealthBuilder Moderate Balanced Portfolio

Investment objective

The Portfolio seeks a combination of current income and capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kandarp Acharya, CFA, FRM

Christian L. Chan, CFA

Average annual total returns (%) as of May 31, 2014

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	Since inception	1 year	5 year	Since inception	Gross	Net[2]
Wells Fargo Advantage WealthBuilder Moderate Balanced Portfolio (WBBBX)	9-30-2004	6.32	8.69	4.66	7.94	9.02	4.82	2.14	2.10
WealthBuilder Moderate Balanced Composite Index[3]	–	–	–	–	9.00	9.68	6.52	–	–
S&P 500 Index[4,8]	–	–	–	–	20.45	18.40	8.04	–	–
Barclays U.S. Aggregate Bond Index[5,8]	–	–	–	–	2.71	4.96	4.76	–	–
Russell 3000® Index[6,8]	–	–	–	–	20.57	18.82	8.46	–	–
MSCI ACWI ex USA (Net)[7,8]	–	–	–	–	14.54	10.49	7.73	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Portfolio’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For WealthBuilder Portfolio shares, the maximum front-end sales charge is 1.50%. Performance including sales charge assumes the sales charge for the corresponding time period.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The Portfolio will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Portfolio is exposed to alternative investment risk, foreign investment risk, high-yield securities risk, mortgage- and asset-backed securities risk, and smaller-company investment risk. Consult the Portfolio’s prospectus for additional information on these and other risks.

Please see footnotes on page 9.

Performance highlights (unaudited)	Wells Fargo Advantage WealthBuilder Portfolios	9

Wells Fargo Advantage WealthBuilder Moderate Balanced Portfolio (continued)

Growth of $10,000 investment[9] as of May 31, 2014

1.	Reflects the expense ratios as stated in the most recent prospectus, which include the impact of 0.60% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

2.	The Adviser has committed through September 30, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Portfolio’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.50%. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Portfolio’s returns would have been lower.

3.	Source: Wells Fargo Funds Management, LLC. The WealthBuilder Moderate Balanced Composite Index is weighted 28% in the Russell 3000 Index, 12% in the MSCI ACWI ex USA (Net), and 60% in the Barclays U.S. Aggregate Bond Index. Prior to October 1, 2013, the composition of the index was 40% in the S&P 500 Index and 60% in the Barclays U.S. Aggregate Bond Index. You cannot invest directly in an index.

4.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

5.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. You cannot invest directly in an index.

6.	The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

7.	The Morgan Stanley Capital International All Country World Index ex USA (Net) (MSCI ACWI ex USA (Net)) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

8.	At the close of business on September 30, 2013, the Portfolio changed its benchmarks from the S&P 500 Index and the Barclays U.S. Aggregate Bond Index to the Russell 3000 Index, the MSCI ACWI ex USA (Net), and the Barclays U.S. Aggregate Bond Index. We believe these benchmarks are more similar to the characteristics of the Portfolio in light of the recent changes to the Portfolio’s investment strategies.

9.	The chart compares the performance of the Portfolio since inception with the Wealthbuilder Moderate Balanced Composite Index, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Russell 3000 Index, and the MSCI ACWI ex USA (Net). The chart assumes a hypothetical $10,000 investment and reflects all operating expenses and assumes the maximum initial sales charge of 1.50%.

10.	The ten largest holdings are calculated based on the value of the holdings divided by total net assets of the Portfolio. Holdings are subject to change and may have changed since the date specified.

11.	The Barclays U.S. Treasury 20+ Year Index is an unmanaged index composed of securities in the U.S. Treasury Index with maturities of 20 years or greater. You cannot invest directly in an index.

12.	Current target allocation is subject to change and is calculated based on the total long-term investments of the Portfolio. The Portfolio’s use of futures contracts to implement a Tactical Asset Allocation (TAA) shift toward stocks or bonds is reflected in the allocation shown.

10	Wells Fargo Advantage WealthBuilder Portfolios	Performance highlights (unaudited)

Wells Fargo Advantage WealthBuilder Moderate Balanced Portfolio (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Portfolio underperformed its benchmark, the WealthBuilder Moderate Balanced Composite Index, for the 12-month period that ended May 31, 2014.

■	As the S&P 500 Index outperformed long-term Treasury bonds, the implementation of a tactical shift toward stocks contributed positively to the Portfolio’s performance relative to its benchmark.

■	Within the equity segment of the Portfolio, a higher allocation to small-cap stocks and value stocks detracted from performance.

■	Within the fixed-income portion of the Portfolio, exposure to high-yield corporate bonds enhanced performance because credit spreads narrowed during the period.

Renewed confidence in the economic recovery drove equity markets higher during the 12-month period.

Equity markets rose sharply during the 12-month period as better economic conditions boosted confidence and risk appetites among investors. Developed stock markets continued to benefit from easing monetary policies, while central banks in emerging markets remained more restrictive. Most broad-based equity indexes (measured by the Russell 3000 Index and MSCI ACWI ex USA (Net)), with the exception of emerging markets stocks, closed out the period with double-digit positive returns. Bond markets (measured by the Barclays U.S. Aggregate Bond Index), on the other hand, were more subdued as higher yields had an adverse impact on prices during the period.

Although riskier assets soared during the period, there were a few bumps along the way. Worries about tighter monetary conditions, coupled with the uncertainty surrounding the fiscal debate in Washington, D.C., caused a fair amount of volatility during the summer and fall of 2013. However, as the year came to a close and these fears gradually abated, investors were able to shift their focus to the underlying economic fundamentals, which seemed to point to an economic recovery that was on a sound footing. The housing market remained strong, and the unemployment rate continued to trend lower. Meanwhile, rising household wealth had a positive effect on consumer confidence, which rose to a six-year high in the first quarter of 2014.

Ten largest long-term holdings[10] (%) as of May 31, 2014
Wells Fargo Advantage Short Duration Government Bond Fund	18.30
Wells Fargo Advantage Government Securities Fund	13.76
Wells Fargo Advantage Core Bond Portfolio	13.75
MFS Value Fund	6.35
Oppenheimer International Bond Fund	4.60
PIMCO High Yield Fund	4.60
Thornburg International Value Fund	3.47
Eaton Vance Large Cap Value Fund	3.18
Invesco Growth And Income Fund	3.17
T. Rowe Price Blue Chip Growth Fund	3.09

The tactical shift toward stocks contributed positively to performance, as the S&P 500 Index outperformed long-term U.S. Treasury bonds for the 12-month period.

The Portfolio’s allocation to stocks and bonds is determined by a combination of inputs from multiple quantitative as well as qualitative factors.

The team continued to overweight stocks throughout the 12-month period. As the S&P 500 Index outperformed long-term U.S. Treasury bonds, the implementation of the tactical shift toward stocks benefited relative returns. For the period, the S&P 500 Index rose by 20.45%, while the Barclays U.S. Treasury 20+ Year Index11—a commonly used proxy for longer-term Treasury bond performance—gained 3.25%.

Within the equity segment, the team maintained a higher exposure to U.S. stocks, small-cap stocks, and value stocks relative to the Portfolio’s neutral allocation. Two of the three components detracted from performance, as small-cap stocks underperformed large-cap stocks and value stocks underperformed growth stocks. Meanwhile, the overweight in U.S. stocks contributed positively to performance, as domestic stocks outperformed international stocks for the 12-month period.

Please see footnotes on page 9.

Performance highlights (unaudited)	Wells Fargo Advantage WealthBuilder Portfolios	11

Wells Fargo Advantage WealthBuilder Moderate Balanced Portfolio (continued)

Current target allocation[12] as of May 31, 2014

We made some strategic changes to the Portfolio during the 12-month period.

Although the magnitude of the tactical asset allocation shifts between stocks and bonds varied during the period, we continued to favor stocks over bonds throughout the 12-month period. However, in order to limit potential volatility relative to the benchmark, we made a structural change to reduce the size of potential allocation shifts.

Similarly, within the equity portion of the Portfolio, though the direction of our tilts remained the same throughout the period, we did pare back the size of each tactical shift in an effort to reduce the volatility of the Portfolio.

In light of the current macroeconomic environment, we continue to favor stocks over bonds.

Despite higher equity valuations, we remain optimistic about the longer-term outlook for stocks. Furthermore, with bond yields hovering near historically low levels, our quantitative models continue to find stocks attractively priced relative to bonds. Barring any drastic changes in the macroeconomic environment, we do not anticipate making any significant changes to our overall risk posture in the near future.

Please see footnotes on page 9.

12	Wells Fargo Advantage WealthBuilder Portfolios	Performance highlights (unaudited)

Wells Fargo Advantage WealthBuilder Growth Balanced Portfolio

Investment objective

The Portfolio seeks a combination of capital appreciation and current income.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kandarp Acharya, CFA, FRM

Christian L. Chan, CFA

Average annual total returns (%) as of May 31, 2014

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Wells Fargo Advantage WealthBuilder Growth Balanced Portfolio (WBGBX)	10-1-1997	10.39	12.11	5.17	12.07	12.45	5.33	2.22	2.18
WealthBuilder Growth Balanced Composite Index[3]	–	–	–	–	12.21	11.96	7.21	–	–
S&P 500 Index[4,8]	–	–	–	–	20.45	18.40	7.77	–	–
Barclays U.S. Aggregate Bond Index[5,8]	–	–	–	–	2.71	4.96	4.99	–	–
Russell 3000® Index[6,8]	–	–	–	–	20.57	18.82	8.17	–	–
MSCI ACWI ex USA (Net)[7,8]	–	–	–	–	14.54	10.49	7.79	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Portfolio’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For WealthBuilder Portfolio shares, the maximum front-end sales charge is 1.50%. Performance including sales charge assumes the sales charge for the corresponding time period.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The Portfolio will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Portfolio is exposed to alternative investment risk, foreign investment risk, high-yield securities risk, mortgage- and asset-backed securities risk, and smaller-company investment risk. Consult the Portfolio’s prospectus for additional information on these and other risks.

Please see footnotes on page 13.

Performance highlights (unaudited)	Wells Fargo Advantage WealthBuilder Portfolios	13

Wells Fargo Advantage WealthBuilder Growth Balanced Portfolio (continued)

Growth of $10,000 investment[9] as of May 31, 2014

1.	Reflects the expense ratios as stated in the most recent prospectus, which include the impact of 0.68% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

2.	The Adviser has committed through September 30, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Portfolio’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.50%. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Portfolio’s returns would have been lower.

3.	Source: Wells Fargo Funds Management, LLC. The WealthBuilder Growth Balanced Composite Index is weighted 42% in the Russell 3000 Index, 18% in the MSCI ACWI ex USA (Net), and 40% in the Barclays U.S. Aggregate Bond Index. Prior to October 1, 2013, the composition of the index was 65% in the S&P 500 Index and 35% in the Barclays U.S. Aggregate Bond Index. You cannot invest directly in an index.

4.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

5.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. You cannot invest directly in an index.

6.	The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on totalmarket capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

7.	The Morgan Stanley Capital International All Country World Index ex USA (Net) (MSCI ACWI ex USA (Net)) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

8.	At the close of business on September 30, 2013, the Portfolio changed its benchmarks from the S&P 500 Index and the Barclays U.S. Aggregate Bond Index to the Russell 3000 Index, the MSCI ACWI ex USA (Net), and the Barclays U.S. Aggregate Bond Index. We believe these benchmarks are more similar to the characteristics of the Portfolio in light of the recent changes to the Portfolio’s investment strategies.

9.	The chart compares the performance of the Portfolio for the most recent 10 years with the Wealthbuilder Growth Balanced Composite Index, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Russell 3000 Index, and the MSCI ACWI ex USA (Net). The chart assumes a hypothetical $10,000 investment and reflects all operating expenses and assumes the maximum initial sales charge of 1.50%.

10.	The ten largest holdings are calculated based on the value of the holdings divided by total net assets of the Portfolio. Holdings are subject to change and may have changed since the date specified.

11.	The Barclays U.S. Treasury 20+ Year Index is an unmanaged index composed of securities in the U.S. Treasury Index with maturities of 20 years or greater. You cannot invest directly in an index.

12.	Current target allocation is subject to change and is calculated based on the total long-term investments of the Portfolio. The Portfolio’s use of futures contracts to implement a Tactical Asset Allocation (TAA) shift toward stocks or bonds is reflected in the allocation shown.

14	Wells Fargo Advantage WealthBuilder Portfolios	Performance highlights (unaudited)

Wells Fargo Advantage WealthBuilder Growth Balanced Portfolio (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Portfolio underperformed its benchmark, the WealthBuilder Growth Balanced Composite Index, for the 12-month period that ended May 31, 2014.

■	As the S&P 500 Index outperformed long-term Treasury bonds, the implementation of a tactical shift toward stocks contributed positively to the Portfolio’s performance relative to its benchmark.

■	Within the equity segment of the Portfolio, a higher allocation to small-cap stocks and value stocks detracted from performance.

■	Within the fixed-income portion of the Portfolio, exposure to high-yield corporate bonds enhanced performance because credit spreads narrowed during the period.

Stock markets rallied as economic conditions strengthened during the 12-month period.

Better economic conditions boosted confidence and risk appetites among investors during the 12-month period. Equities rallied sharply, with developed stock markets continuing to benefit from easing monetary policies, while central banks in emerging markets remained more restrictive. Most broad-based equity indexes (measured by the Russell 3000 Index and MSCI ACWI ex USA (Net)), with the exception of emerging markets stocks, closed out the period with double-digit positive returns. Bond markets (measured by the Barclays U.S. Aggregate Bond Index), on the other hand, were more subdued as higher yields had an adverse impact on prices during the period.

Although riskier assets soared during the period, there were a few bumps along the way. Worries about tighter monetary conditions, coupled with the uncertainty surrounding the fiscal debate in Washington, D.C., caused a fair amount of volatility during the summer and fall of 2013. However, as the year came to a close and these fears gradually abated, investors were able to shift their focus to the underlying economic fundamentals, which seemed to point to an economic recovery that was on a sound footing. The housing market remained strong, and the unemployment rate continued to trend lower. Meanwhile, rising household wealth had a positive impact on consumer confidence, which rose to a six-year high in the first quarter of 2014.

Ten largest long-term holdings[10] (%) as of May 31, 2014
Wells Fargo Advantage Government Securities Fund	12.64
Wells Fargo Advantage Core Bond Portfolio	11.68
MFS Value Fund	9.75
Thornburg International Value Fund	5.28
PIMCO High Yield Fund	4.90
Oppenheimer International Bond Fund	4.89
Eaton Vance Large Cap Value Fund	4.89
Invesco Growth And Income Fund	4.85
T. Rowe Price Blue Chip Growth Fund	4.74
Wells Fargo Advantage International Growth Portfolio	3.57

The tactical shift toward stocks contributed positively to performance, as the S&P 500 Index outperformed long-term U.S. Treasury bonds for the 12-month period.

The Portfolio’s allocation to stocks and bonds is determined by a combination of inputs from multiple quantitative as well as qualitative factors.

The team continued to overweight stocks throughout the 12-month period. As the S&P 500 Index outperformed long-term U.S. Treasury bonds, the implementation of the tactical shift toward stocks benefited relative returns. For the period, the S&P 500 Index rose by 20.45%, while the Barclays U.S. Treasury 20+ Year Index11—a commonly used proxy for longer-term Treasury bond performance—gained 3.25%.

Within the equity segment, the team maintained a higher exposure to U.S. stocks, small-cap stocks, and value stocks relative to the Portfolio’s neutral allocation. Two of the three components detracted from performance, as small-cap stocks underperformed large-cap stocks and value stocks underperformed growth stocks. Meanwhile, the overweight in U.S. stocks contributed positively to performance, as domestic stocks outperformed international stocks for the 12-month period.

Please see footnotes on page 13.

Performance highlights (unaudited)	Wells Fargo Advantage WealthBuilder Portfolios	15

Wells Fargo Advantage WealthBuilder Growth Balanced Portfolio (continued)

Current target allocation[12] as of May 31, 2014

We made some strategic changes to the Portfolio during the 12-month period.

Although the magnitude of the tactical asset allocation shifts between stocks and bonds varied during the period, we continued to favor stocks over bonds throughout the 12-month period. However, in order to limit potential volatility relative to the benchmark, we made a structural change to reduce the size of potential allocation shifts.

Similarly, within the equity portion of the Portfolio, though the direction of our tilts remained the same throughout the period, we did pare back the size of each tactical shift in an effort to reduce the volatility of the Portfolio.

Market conditions continue to favor stocks over bonds.

Despite higher equity valuations, we remain optimistic about the longer-term outlook for stocks. Furthermore, with bond yields hovering near historically low levels, our quantitative models continue to find stocks attractively priced relative to bonds. Barring any drastic changes in the macroeconomic environment, we do not anticipate making any significant changes to our overall risk posture in the near future.

Please see footnotes on page 13.

16	Wells Fargo Advantage WealthBuilder Portfolios	Performance highlights (unaudited)

Wells Fargo Advantage WealthBuilder Growth Allocation Portfolio

Investment objective

The Portfolio seeks capital appreciation with a secondary emphasis on current income.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kandarp Acharya, CFA, FRM

Christian L. Chan, CFA

Average annual total returns (%) as of May 31, 2014

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	Since inception	1 year	5 year	Since inception	Gross	Net[2]
Wells Fargo Advantage WealthBuilder Growth Allocation Portfolio (WBGGX)	9-30-2004	12.56	13.41	5.48	14.28	13.76	5.64	2.28	2.21
WealthBuilder Growth Allocation Composite Index[3]	–	–	–	–	15.47	14.18	7.84	–	–
S&P 500 Index[4,8]	–	–	–	–	20.45	18.40	8.04	–	–
Barclays U.S. Aggregate Bond Index[5,8]	–	–	–	–	2.71	4.96	4.76	–	–
Russell 3000® Index[6,8]	–	–	–	–	20.57	18.82	8.46	–	–
MSCI ACWI ex USA (Net)[7,8]	–	–	–	–	14.54	10.49	7.73	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Portfolio’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For WealthBuilder Portfolio shares, the maximum front-end sales charge is 1.50%. Performance including sales charge assumes the sales charge for the corresponding time period.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The Portfolio will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Portfolio is exposed to alternative investment risk, foreign investment risk, high-yield securities risk, mortgage-and asset-backed securities risk, and smaller-company investment risk. Consult the Portfolio’s prospectus for additional information on these and other risks.

Please see footnotes on page 17.

Performance highlights (unaudited)	Wells Fargo Advantage WealthBuilder Portfolios	17

Wells Fargo Advantage WealthBuilder Growth Allocation Portfolio (continued)

Growth of $10,000 investment[9] as of May 31, 2014

1.	Reflects the expense ratios as stated in the most recent prospectus, which include the impact of 0.71% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

2.	The Adviser has committed through September 30, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Portfolio’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.50%. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Portfolio’s returns would have been lower.

3.	Source: Wells Fargo Funds Management, LLC. The WealthBuilder Growth Allocation Composite Index is weighted 56% in the Russell 3000 Index, 24% in the MSCI ACWI ex USA (Net), and 20% in the Barclays U.S. Aggregate Bond Index. Prior to October 1, 2013, the composition of the index was 80% in the S&P 500 Index and 20% in the Barclays U.S. Aggregate Bond Index. You cannot invest directly in an index.

4.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

5.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. You cannot invest directly in an index.

6.	The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

7.	The Morgan Stanley Capital International All Country World Index ex USA (Net) (MSCI ACWI ex USA (Net)) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

8.	At the close of business on September 30, 2013, the Portfolio changed its benchmarks from the S&P 500 Index and the Barclays U.S. Aggregate Bond Index to the Russell 3000 Index, the MSCI ACWI ex USA (Net), and the Barclays U.S. Aggregate Bond Index. We believe these benchmarks are more similar to the characteristics of the Portfolio in light of the recent changes to the Portfolio’s investment strategies.

9.	The chart compares the performance of the Portfolio since inception with the Wealthbuilder Growth Allocation Composite Index, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Russell 3000 Index, and the MSCI ACWI ex USA (Net). The chart assumes a hypothetical $10,000 investment and reflects all operating expenses and assumes the maximum initial sales charge of 1.50%.

10.	The ten largest holdings are calculated based on the value of the holdings divided by total net assets of the Portfolio. Holdings are subject to change and may have changed since the date specified.

11.	The Barclays U.S. Treasury 20+ Year Index is an unmanaged index composed of securities in the U.S. Treasury Index with maturities of 20 years or greater. You cannot invest directly in an index.

12.	Current target allocation is subject to change and is calculated based on the total long-term investments of the Portfolio. The Portfolio’s use of futures contracts to implement a Tactical Asset Allocation (TAA) shift toward stocks or bonds is reflected in the allocation shown.

18	Wells Fargo Advantage WealthBuilder Portfolios	Performance highlights (unaudited)

Wells Fargo Advantage WealthBuilder Growth Allocation Portfolio (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Portfolio underperformed its benchmark, the WealthBuilder Growth Allocation Composite Index, for the 12-month period that ended May 31, 2014.

■	As the S&P 500 Index outperformed long-term Treasury bonds, the implementation of a tactical shift toward stocks contributed positively to the Portfolio’s performance relative to its benchmark.

■	Within the equity segment of the Portfolio, a higher allocation to small-cap stocks and value stocks detracted from performance.

■	Within the fixed-income portion of the Portfolio, exposure to high-yield corporate bonds enhanced performance as credit spreads narrowed during the period.

Renewed optimism about the economic recovery propelled stock markets higher during the 12-month period.

Equity markets rose during the 12-month period as a strengthening economy boosted confidence and risk appetites among investors. Developed stock markets continued to benefit from easing monetary policies, while central banks in emerging markets remained more restrictive. Most broad-based equity indexes (measured by the Russell 3000 Index and MSCI ACWI ex USA (Net)), with the exception of emerging markets stocks, closed out the period with double-digit positive returns. Meanwhile, higher yields had an adverse impact on bond returns.

Although riskier assets rallied sharply, there were a few bumps along the way. Concerns about the Federal Reserve’s plan to withdraw liquidity from the financial system, coupled with the uncertainty surrounding the fiscal debate in Washington, D.C., caused a fair amount of volatility during the summer and fall of 2013. However, as the year came to a close and these fears gradually subsided, investors were able to turn their attention to the underlying economic fundamentals, which seemed to point to an economic recovery that was on a sound footing. The housing market remained strong, and the unemployment rate continued to trend lower. Meanwhile, rising household wealth had a positive effect on consumer confidence, which rose to a six-year high in the first quarter of 2014.

Ten largest long-term holdings[10] (%) as of May 31, 2014
MFS Value Fund	12.47
Thornburg International Value Fund	6.84
Eaton Vance Large Cap Value Fund	6.24
Invesco Growth And Income Fund	6.22
T. Rowe Price Blue Chip Growth Fund	6.15
Wells Fargo Advantage Core Bond Portfolio	5.76
Wells Fargo Advantage Government Securities Fund	5.76
Wells Fargo Advantage International Growth Portfolio	4.63
American Century Growth Fund	4.36
Wells Fargo Advantage Endeavor Select Fund	3.52

The tactical shift toward stocks contributed positively to performance, as the S&P 500 Index outperformed long-term U.S. Treasury bonds for the 12-month period.

The Portfolio’s allocation to stocks and bonds is determined by a combination of inputs from multiple quantitative as well as qualitative factors.

The team continued to overweight stocks throughout the 12-month period. As the S&P 500 Index outperformed long-term U.S. Treasury bonds, the implementation of the tactical shift toward stocks benefited relative returns. For the period, the S&P 500 Index rose by 20.45%, while the Barclays U.S. Treasury 20+ Year Index11—a commonly used proxy for longer-term Treasury bond performance—gained 3.25%.

Within the equity segment, the team maintained a higher exposure to U.S. stocks, small-cap stocks, and value stocks relative to the Portfolio’s neutral allocation. Two of the three components detracted from performance, as small-cap stocks underperformed large-cap stocks and value stocks underperformed growth stocks. Meanwhile, the overweight in U.S. stocks contributed positively to performance, as domestic stocks outperformed international stocks for the 12-month period.

Please see footnotes on page 17.

Performance highlights (unaudited)	Wells Fargo Advantage WealthBuilder Portfolios	19

Wells Fargo Advantage WealthBuilder Growth Allocation Portfolio (continued)

Current target allocation[12] as of May 31, 2014

We made some strategic changes to the Portfolio during the 12-month period.

Although the magnitude of the tactical asset allocation shifts between stocks and bonds varied during the period, we continued to favor stocks over bonds throughout the 12-month period. However, in order to limit potential volatility relative to the benchmark, we made a structural change to reduce the size of potential allocation shifts.

Similarly, within the equity portion of the Portfolio, though the direction of our tilts remained the same throughout the period, we did pare back the size of each tactical shift in an effort to reduce the volatility of the Portfolio.

We continue to find stocks attractively priced relative to bonds.

Despite higher equity valuations, we remain optimistic about the longer-term outlook for stocks. Furthermore, with bond yields hovering near historically low levels, our quantitative models continue to find stocks attractively priced relative to bonds. Barring any drastic changes in the macroeconomic environment, we do not anticipate making any significant changes to our overall risk posture in the near future.

Please see footnotes on page 17.

20	Wells Fargo Advantage WealthBuilder Portfolios	Performance highlights (unaudited)

Wells Fargo Advantage WealthBuilder Equity Portfolio

Investment objective

The Portfolio seeks long-term capital appreciation with no emphasis on income.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kandarp Acharya, CFA, FRM

Christian L. Chan, CFA

Average annual total returns (%) as of May 31, 2014

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Wells Fargo Advantage WealthBuilder Equity Portfolio (WBGIX)	10-1-1997	14.71	13.76	5.36	16.46	14.10	5.52	2.44	2.31
WealthBuilder Equity Composite Index[3]	–	–	–	–	18.78	16.33	8.14	–	–
S&P 500 Index[4,7]	–	–	–	–	20.45	18.40	7.77	–	–
Russell 3000® Index[5,7]	–	–	–	–	20.57	18.82	8.17	–	–
MSCI ACWI ex USA (Net)[6,7]	–	–	–	–	14.54	10.49	7.79	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Portfolio’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For WealthBuilder Portfolio shares, the maximum front-end sales charge is 1.50%. Performance including sales charge assumes the sales charge for the corresponding time period.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. The Portfolio will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Portfolio is exposed to foreign investment risk and smaller-company investment risk. Consult the Portfolio’s prospectus for additional information on these and other risks.

Please see footnotes on page 21.

Performance highlights (unaudited)	Wells Fargo Advantage WealthBuilder Portfolios	21

Wells Fargo Advantage WealthBuilder Equity Portfolio (continued)

Growth of $10,000 investment[8] as of May 31, 2014

1.	Reflects the expense ratios as stated in the most recent prospectus, which include the impact of 0.81% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

2.	The Adviser has committed through September 30, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Portfolio’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.50%. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Portfolio’s returns would have been lower.

3.	Source: Wells Fargo Funds Management, LLC. The WealthBuilder Equity Portfolio Composite Index is weighted 70% in the Russell 3000 Index, and 30% in the MSCI ACWI ex USA (Net). You cannot invest directly in an index.

4.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

5.	The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

6.	The Morgan Stanley Capital International All Country World Index ex USA (Net) (MSCI ACWI ex USA (Net)) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

7.	At the close of business on September 30, 2013, the Portfolio changed its benchmark from the S&P 500 Index to the Russell 3000 Index and the MSCI ACWI ex USA (Net). We believe the new benchmarks are more similar to the characteristics of the Portfolio in light of the recent changes to the Portfolio’s investment strategies.

8.	The chart compares the performance of the Portfolio for the most recent 10 years with the Wealthbuilder Equity Composite Index, the S&P 500 Index, the Russell 3000 Index, and the MSCI ACWI ex USA (Net). The chart assumes a hypothetical $10,000 investment and reflects all operating expenses and assumes the maximum initial sales charge of 1.50%.

9.	The ten largest holdings are calculated based on the value of the holdings divided by total net assets of the Portfolio. Holdings are subject to change and may have changed since the date specified.

10.	Portfolio allocation is subject to change and is calculated based on the total long-term investments of the Portfolio.

22	Wells Fargo Advantage WealthBuilder Portfolios	Performance highlights (unaudited)

Wells Fargo Advantage WealthBuilder Equity Portfolio (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Portfolio underperformed its benchmark, the WealthBuilder Equity Composite Index, for the 12-month period that ended May 31, 2014.

■	The underperformance of a few underlying mutual funds held in the Portfolio accounted for much of the negative impact on the Portfolio when compared with its benchmark.

Ten largest long-term holdings[9] (%) as of May 31, 2014
MFS Value Fund	15.00
T. Rowe Price Blue Chip Growth Fund	10.58
Thornburg International Value Fund	8.93
American Century Growth Fund	7.57
Eaton Vance Large Cap Value Fund	7.51
Invesco Growth and Income Fund	7.49
Wells Fargo Advantage Endeavor Select Fund	6.04
Wells Fargo Advantage Large Cap Growth Fund	6.03
Wells Fargo Advantage International Growth Portfolio	5.99
Dodge & Cox International Stock Fund	2.99

Renewed confidence in the economic recovery drove equity markets higher during the 12-month period.

Although risk markets rose sharply during the period, worries about monetary tightening and the uncertainty surrounding the fiscal debate in Washington, D.C. caused a fair amount of volatility during the summer and fall of 2013. However, as the year came to a close and these fears gradually subsided, investors were able to shift their focus to the underlying economic fundamentals, which seemed to point to an economic recovery that was on a sound footing. The housing market remained strong, and the unemployment rate continued to trend lower. Meanwhile, rising household wealth had a positive impact on consumer confidence, which rose to a six-year high in the first quarter of 2014.

Stock markets rallied during the period as better economic conditions buoyed investors faith in the economic recovery. Most broad-based equity indexes (measured by the Russell 3000 Index and MSCI ACWI ex USA (Net)), with the exception of emerging markets stocks, closed out the period with double-digit positive returns. For the 12-month period, international stocks and domestic small-company stocks underperformed large-company domestic stocks.

We made strategic changes to the Portfolio during the 12-month period.

The Portfolio remained broadly diversified among the four main stock segments: international, small-cap, large-cap growth, and large-cap value stocks. However, in an effort to reduce the volatility of the Portfolio, we lowered our strategic allocation to small-cap stocks from 20% to 10%. In conjunction, we also increased our overall allocation to large-cap domestic stocks from 50% to 60%.

Portfolio allocation[10] as of May 31, 2014

Market conditions continue to favor stocks over bonds.

Despite the recent rally and subsequent rise in stock market valuations, we remain optimistic about the longer-term prospects for stocks. Economic conditions have strengthened, and the recovery appears to be on a sustainable path. To help manage risk, we will continue to ensure that the Portfolio is broadly diversified across major stock styles.

Please see footnotes on page 21.

Performance highlights (unaudited)	Wells Fargo Advantage WealthBuilder Portfolios	23

Wells Fargo Advantage WealthBuilder Tactical Equity Portfolio

Investment objective

The Portfolio seeks long-term capital appreciation with no emphasis on income.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kandarp Acharya, CFA, FRM

Christian L. Chan, CFA

Average annual total returns (%) as of May 31, 2014

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Wells Fargo Advantage WealthBuilder Tactical Equity Portfolio (WBGAX)	10-1-1997	14.02	14.32	6.30	15.76	14.67	6.46	2.32	2.26
WealthBuilder Tactical Equity Composite Index[3]	–	–	–	–	18.78	16.33	8.14	–	–
S&P 500 Index[4,7]	–	–	–	–	20.45	18.40	7.77	–	–
Russell 3000® Index[5,7]	–	–	–	–	20.57	18.82	8.17	–	–
MSCI ACWI ex USA (Net)[6,7]	–	–	–	–	14.54	10.49	7.79	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Portfolio’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For WealthBuilder Portfolio shares, the maximum front-end sales charge is 1.50%. Performance including sales charge assumes the sales charge for the corresponding time period.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. The Portfolio will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Portfolio is exposed to alternative investment risk, foreign investment risk, and smaller-company investment risk. Consult the Portfolio’s prospectus for additional information on these and other risks.

Please see footnotes on page 24.

24	Wells Fargo Advantage WealthBuilder Portfolios	Performance highlights (unaudited)

Wells Fargo Advantage WealthBuilder Tactical Equity Portfolio (continued)

Growth of $10,000 investment[8] as of May 31, 2014

1.	Reflects the expense ratios as stated in the most recent prospectus, which include the impact of 0.76% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

2.	The Adviser has committed through September 30, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Portfolio’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.50%. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Portfolio’s returns would have been lower.

3.	Source: Wells Fargo Funds Management, LLC. The WealthBuilder Tactical Equity Composite Index is weighted 70% in the Russell 3000 Index, and 30% in the MSCI ACWI ex USA (Net). You cannot invest directly in an index.

4.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

5.	The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

6.	The Morgan Stanley Capital International All Country World Index ex USA (Net) (MSCI ACWI ex USA (Net)) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

7.	At the close of business on September 30, 2013, the Portfolio changed its benchmark from the S&P 500 Index to the Russell 3000 Index and the MSCI ACWI ex USA (Net). We believe the new benchmarks are more similar to the characteristics of the Portfolio in light of the recent changes to the Portfolio’s investment strategies.

8.	The chart compares the performance of the Portfolio for the most recent 10 years with the Wealthbuilder Tactical Equity Composite Index, the S&P 500 Index, the Russell 3000 Index, and the MSCI ACWI ex USA (Net). The chart assumes a hypothetical $10,000 investment and reflects all operating expenses and assumes the maximum initial sales charge of 1.50%.

9.	The ten largest holdings are calculated based on the value of the holdings divided by total net assets of the Portfolio. Holdings are subject to change and may have changed since the date specified.

10.	Portfolio allocation is subject to change and is calculated based on the total long-term investments of the Portfolio.

Performance highlights (unaudited)	Wells Fargo Advantage WealthBuilder Portfolios	25

Wells Fargo Advantage WealthBuilder Tactical Equity Portfolio (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Portfolio underperformed its benchmark, the WealthBuilder Tactical Equity Composite Index, for the 12-month period that ended May 31, 2014.

■	A tactical shift toward small-cap stocks and value stocks detracted from performance relative to the benchmark. Meanwhile, the tactical shift toward domestic stocks enhanced the performance of the Portfolio.

Renewed optimism and strengthening economic conditions buoyed investor confidence during the 12-month period.

Although risk markets rose sharply during the period, worries about monetary tightening and the uncertainty surrounding the fiscal debate in Washington, D.C. caused a fair amount of volatility during the summer and fall of 2013. However, as the year came to a close and these fears gradually subsided, investors were able to shift their focus to the underlying economic fundamentals, which seemed to point to an economic recovery that was on a sound footing. The housing market remained strong, and the unemployment rate continued to trend lower. Meanwhile, rising household wealth had a positive impact on consumer confidence, which rose to a six-year high in the first quarter of 2014.

Ten largest long-term holdings[9] (%) as of May 31, 2014
MFS Value Fund	16.25%
Thornburg International Value Fund	8.89%
Eaton Vance Large Cap Value Fund	8.13%
Invesco Growth & Income Fund	8.11%
T. Rowe Price Blue Chip Growth Fund	7.97%
Wells Fargo Advantage International Growth Portfolio	6.00%
American Century Growth Fund	5.67%
Wells Fargo Advantage Endeavor Select Fund	4.56%
Wells Fargo Advantage Large Cap Growth Fund	4.53%
Wells Fargo Advantage Small Company Value Portfolio	3.70%

Stock markets rallied during the period as better economic conditions buoyed investors’ faith in the economic recovery. Most broad-based equity indexes (measured by the Russell 3000 Index and MSCI ACWI ex USA (Net)), with the exception of emerging markets stocks, closed out the period with double-digit positive returns. The Portfolio remained tactically tilted toward domestic stocks, small-cap stocks, and value stocks throughout the 12-month period. Two of the three components detracted from performance, as small-cap stocks underperformed large-cap stocks and value stocks underperformed growth stocks. Meanwhile, the overweight to U.S. stocks contributed positively to performance, as domestic stocks outperformed international stocks for the 12-month period.

Portfolio allocation[10] as of May 31, 2014

We made strategic changes to the Portfolio during the 12-month period.

Although the direction of the tactical tilts remained the same throughout the period, we did pare back the size of each shift in order to reduce the potential volatility relative to the Portfolio’s benchmark. Furthermore, the tactical shifts will not be driven entirely by the use of quantitative models. Instead, the team will rely on a combination of inputs from multiple quantitative and qualitative factors to determine both the direction as well as the magnitude of each tactical shift.

Please see footnotes on page 24.

26	Wells Fargo Advantage WealthBuilder Portfolios	Performance highlights (unaudited)

Wells Fargo Advantage WealthBuilder Tactical Equity Portfolio (continued)

Market conditions continue to favor stocks over bonds.

We remain optimistic about the longer-term prospects for stocks, despite the recent rally and subsequent rise in stock market valuations. Strengthening economic conditions have bolstered confidence and optimism among investors, while markets have become less sensitive to macroeconomic shocks.

Please see footnotes on page 24.

Fund expenses (unaudited)	Wells Fargo Advantage WealthBuilder Portfolios	27

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2013 to May 31, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 12-1-2013	Ending account value 5-31-2014	Expenses paid during the period[1]	Net annualized expense ratio
Wells Fargo Advantage WealthBuilder Conservative Allocation Portfolio
Actual	$1,000.00	$1,022.31	$7.56	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$7.54	1.50%
Wells Fargo Advantage WealthBuilder Moderate Balanced Portfolio
Actual	$1,000.00	$1,027.13	$7.58	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$7.54	1.50%
Wells Fargo Advantage WealthBuilder Growth Balanced Portfolio
Actual	$1,000.00	$1,032.63	$7.60	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$7.54	1.50%
Wells Fargo Advantage WealthBuilder Growth Allocation Portfolio
Actual	$1,000.00	$1,033.70	$7.61	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$7.54	1.50%
Wells Fargo Advantage WealthBuilder Equity Portfolio
Actual	$1,000.00	$1,033.22	$7.60	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$7.54	1.50%
Wells Fargo Advantage WealthBuilder Tactical Equity Portfolio
Actual	$1,000.00	$1,030.22	$7.59	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$7.54	1.50%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

28	Wells Fargo Advantage WealthBuilder Portfolios	Portfolio of investments—May 31, 2014

WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO

Security name	Shares	Value

Investment Companies: 99.93%

Affiliated Master Portfolios: 21.36%
Wells Fargo Advantage Core Bond Portfolio		$108,783,274
Wells Fargo Advantage Emerging Growth Portfolio		4,204,010
Wells Fargo Advantage International Growth Portfolio		6,825,260
Wells Fargo Advantage Small Company Value Portfolio		4,249,694

		124,062,238

Alternative Investment Funds: 3.64%
AQR Managed Futures Strategy Fund	290,436	2,886,937
PIMCO CommodityRealReturn Strategy Fund	2,571,270	15,376,193
The Arbitrage Fund	224,573	2,885,757

		21,148,887

International Equity Funds: 4.68%
DFA International Small Cap Value Portfolio	104,952	2,274,300
Dodge & Cox International Stock Fund	73,910	3,398,387
Oppenheimer Developing Markets Fund	73,089	2,814,645
T. Rowe Price International Discovery Fund	39,400	2,281,243
Templeton Institutional Foreign Equity Fund	144,159	3,400,705
Thornburg International Value Fund	330,336	10,204,093
Wells Fargo Advantage Emerging Markets Equity Fund (l)	124,956	2,801,511

		27,174,884

International Fixed Income Funds: 4.69%
Oppenheimer International Bond Fund	4,411,274	27,261,672

U.S. Equity Funds: 14.07%
American Century Growth Fund	186,502	6,421,268
Eaton Vance Large Cap Value Fund	368,110	9,254,276
Invesco Growth And Income Fund	330,157	9,247,691
MFS Value Fund	541,965	18,524,369
Royce Pennsylvania Mutual Fund	291,767	4,213,118
T. Rowe Price Blue Chip Growth Fund	137,585	8,998,025
Voya Global Real Estate Fund	527,485	10,586,621
Wells Fargo Advantage Endeavor Select Fund (l)	352,934	5,135,189
Wells Fargo Advantage Large Cap Growth Fund (l)	113,706	5,140,666
Wells Fargo Advantage Small Cap Value Fund (l)	116,827	4,215,133

		81,736,356

U.S. Fixed Income Funds: 51.49%
PIMCO High Yield Fund	2,796,779	27,296,559
Wells Fargo Advantage Government Securities Fund (l)	9,842,243	108,855,209
Wells Fargo Advantage Short Duration Government Bond Fund (l)	16,122,120	162,994,630

		299,146,398

Total Investment Companies (Cost $537,505,011)		580,530,435

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2014	Wells Fargo Advantage WealthBuilder Portfolios	29

WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO

Security name	Yield		Shares	Value

Short-Term Investments: 0.45%

Investment Companies: 0.19%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.07%		1,100,000	$1,100,000

		Maturity date	Principal

U.S. Treasury Securities: 0.26%
U.S. Treasury Bill #(z)	0.02	6-19-2014	$1,540,000	1,539,982

Total Short-Term Investments (Cost $2,639,982)				2,639,982

Total investments in securities
(Cost $540,144,993) *	100.38%	583,170,417
Other assets and liabilities, net	(0.38)	(2,233,817)

Total net assets	100.00%	$580,936,600

(l)	Represents an affiliate of the Fund under Sections 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940, as amended

(u)	Rate shown is the 7-day annualized yield at period end.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. Rate represents current yield to maturity.

*	Cost for federal income tax purposes is $547,456,421 and unrealized gains (losses) consists of:

Gross unrealized gains	$46,383,702
Gross unrealized losses	(10,669,706)

Net unrealized gains	$35,713,996

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Advantage WealthBuilder Portfolios	Portfolio of investments—May 31, 2014

WEALTHBUILDER MODERATE BALANCED PORTFOLIO

Security name	Shares	Value

Investment Companies: 99.34%

Affiliated Master Portfolios: 18.93%
Wells Fargo Advantage Core Bond Portfolio		$119,264,748
Wells Fargo Advantage Emerging Growth Portfolio		12,054,010
Wells Fargo Advantage International Growth Portfolio		12,534,184
Wells Fargo Advantage Small Company Value Portfolio		20,329,704

		164,182,646

Alternative Investment Funds: 3.62%
AQR Managed Futures Strategy Fund	427,310	4,247,459
PIMCO CommodityRealReturn Strategy Fund	3,833,382	22,923,625
The Arbitrage Fund	328,774	4,224,745

		31,395,829

International Equity Funds: 9.32%
DFA International Small Cap Value Portfolio	309,549	6,707,925
Dodge & Cox International Stock Fund	222,380	10,225,034
Oppenheimer Developing Markets Fund	221,450	8,528,032
T. Rowe Price International Discovery Fund	116,313	6,734,498
Templeton Institutional Foreign Equity Fund	429,273	10,126,557
Thornburg International Value Fund	974,572	30,104,538
Wells Fargo Advantage Emerging Markets Equity Fund (l)	377,318	8,459,476

		80,886,060

International Fixed Income Funds: 4.60%
Oppenheimer International Bond Fund	6,452,689	39,877,618

U.S. Equity Funds: 26.21%
American Century Growth Fund	555,830	19,137,217
Eaton Vance Large Cap Value Fund	1,095,593	27,543,198
Invesco Growth And Income Fund	980,362	27,459,953
MFS Value Fund	1,611,590	55,084,158
Royce Pennsylvania Mutual Fund	854,832	12,343,777
T. Rowe Price Blue Chip Growth Fund	410,321	26,834,991
Voya Global Real Estate Fund	793,431	15,924,154
Wells Fargo Advantage Endeavor Select Fund (l)	1,054,814	15,347,539
Wells Fargo Advantage Large Cap Growth Fund (l)	337,208	15,245,176
Wells Fargo Advantage Small Cap Value Fund (l)	343,845	12,405,924

		227,326,087

U.S. Fixed Income Funds: 36.66%
PIMCO High Yield Fund	4,085,258	39,872,118
Wells Fargo Advantage Government Securities Fund (l)	10,790,243	119,340,083
Wells Fargo Advantage Short Duration Government Bond Fund (l)	15,700,980	158,736,910

		317,949,111

Total Investment Companies (Cost $768,632,541)		861,617,351

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2014	Wells Fargo Advantage WealthBuilder Portfolios	31

WEALTHBUILDER MODERATE BALANCED PORTFOLIO

Security name	Yield		Shares	Value
Short-Term Investments: 0.57%

Investment Companies: 0.05%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (u)(l)	0.07%		453,302	$453,302

		Maturity date	Principal

U.S. Treasury Securities: 0.52%
U.S. Treasury Bill #(z)	0.02	6-19-2014	$4,490,000	$4,489,947

Total Short-Term Investments (Cost $4,943,249)				4,943,249

Total investments in securities
(Cost $773,575,790) *	99.91%	866,560,600
Other assets and liabilities, net	0.09	766,032

Total net assets	100.00%	$867,326,632

(l)	Represents an affiliate of the Fund under Sections 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940, as amended

(u)	Rate shown is the 7-day annualized yield at period end.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. Rate represents current yield to maturity.

*	Cost for federal income tax purposes is $784,186,463 and unrealized gains (losses) consists of:

Gross unrealized gains	$99,388,230
Gross unrealized losses	(17,014,093)

Net unrealized gains	$82,374,137

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Advantage WealthBuilder Portfolios	Portfolio of investments—May 31, 2014

WEALTHBUILDER GROWTH BALANCED PORTFOLIO

Security name	Shares	Value

Investment Companies: 99.15%

Affiliated Master Portfolios: 19.63%
Wells Fargo Advantage Core Bond Portfolio		$109,422,663
Wells Fargo Advantage Emerging Growth Portfolio		20,197,346
Wells Fargo Advantage International Growth Portfolio		33,478,611
Wells Fargo Advantage Small Company Value Portfolio		20,739,262

		183,837,882

Alternative Investment Funds: 3.60%
AQR Managed Futures Strategy Fund	456,738	4,539,973
PIMCO CommodityRealReturn Strategy Fund	4,123,865	24,660,715
The Arbitrage Fund	351,148	4,512,254

		33,712,942

International Equity Funds: 14.27%
DFA International Small Cap Value Portfolio	516,857	11,200,302
Dodge & Cox International Stock Fund	372,111	17,109,686
Oppenheimer Developing Markets Fund	365,502	14,075,485
T. Rowe Price International Discovery Fund	192,206	11,128,742
Templeton Institutional Foreign Equity Fund	709,739	16,742,734
Thornburg International Value Fund	1,600,882	49,451,244
Wells Fargo Advantage Emerging Markets Equity Fund (l)	622,240	13,950,624

		133,658,817

International Fixed Income Funds: 4.89%
Oppenheimer International Bond Fund	7,408,795	45,786,352

U.S. Equity Funds: 39.22%
American Century Growth Fund	918,858	31,636,295
Eaton Vance Large Cap Value Fund	1,819,933	45,753,105
Invesco Growth And Income Fund	1,622,101	45,435,053
MFS Value Fund	2,670,624	91,281,945
Royce Pennsylvania Mutual Fund	1,418,934	20,489,414
T. Rowe Price Blue Chip Growth Fund	679,425	44,434,416
Voya Global Real Estate Fund	851,710	17,093,817
Wells Fargo Advantage Endeavor Select Fund (l)	1,744,997	25,389,701
Wells Fargo Advantage Large Cap Growth Fund (l)	558,091	25,231,279
Wells Fargo Advantage Small Cap Value Fund (l)	571,925	20,635,056

		367,380,081

U.S. Fixed Income Funds: 17.54%
PIMCO High Yield Fund	4,699,827	45,870,310
Wells Fargo Advantage Government Securities Fund (l)	10,704,744	118,394,465

		164,264,775

Total Investment Companies (Cost $776,369,846)		928,640,849

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2014	Wells Fargo Advantage WealthBuilder Portfolios	33

WEALTHBUILDER GROWTH BALANCED PORTFOLIO

Security name	Yield		Shares	Value
Short-Term Investments: 0.79%

Investment Companies: 0.28%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.07%		2,652,130	$2,652,130

		Maturity date	Principal

U.S. Treasury Securities: 0.51%
U.S. Treasury Bill #(z)	0.02	6-19-2014	$4,780,000	4,779,944

Total Short-Term Investments (Cost $7,432,074)				7,432,074

Total investments in securities
(Cost $783,801,920) *	99.94%	936,072,923
Other assets and liabilities, net	0.06	519,778

Total net assets	100.00%	$936,592,701

(l)	Represents an affiliate of the Fund under Sections 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940, as amended

(u)	Rate shown is the 7-day annualized yield at period end.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. Rate represents current yield to maturity.

*	Cost for federal income tax purposes is $807,946,673 and unrealized gains (losses) consists of:

Gross unrealized gains	$156,321,610
Gross unrealized losses	(28,195,360)

Net unrealized gains	$128,126,250

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo Advantage WealthBuilder Portfolios	Portfolio of investments—May 31, 2014

WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO

Security name	Shares	Value

Investment Companies: 98.85%

Affiliated Master Portfolios: 16.02%
Wells Fargo Advantage Core Bond Portfolio		$23,157,982
Wells Fargo Advantage Emerging Growth Portfolio		11,197,310
Wells Fargo Advantage International Growth Portfolio		18,613,083
Wells Fargo Advantage Small Company Value Portfolio		11,452,879

		64,421,254

Alternative Investment Funds: 3.61%
AQR Managed Futures Strategy Fund	196,276	1,950,986
PIMCO CommodityRealReturn Strategy Fund	1,778,634	10,636,230
The Arbitrage Fund	151,061	1,941,135

		14,528,351

International Equity Funds: 18.55%
DFA International Small Cap Value Portfolio	287,603	6,232,363
Dodge & Cox International Stock Fund	207,094	9,522,200
Oppenheimer Developing Markets Fund	207,662	7,997,080
T. Rowe Price International Discovery Fund	106,059	6,140,808
Templeton Institutional Foreign Equity Fund	394,453	9,305,136
Thornburg International Value Fund	890,473	27,506,709
Wells Fargo Advantage Emerging Markets Equity Fund (l)	353,801	7,932,229

		74,636,525

International Fixed Income Funds: 2.48%
Oppenheimer International Bond Fund	1,611,135	9,956,813

U.S. Equity Funds: 49.95%
American Century Growth Fund	509,679	17,548,255
Eaton Vance Large Cap Value Fund	998,595	25,104,679
Invesco Growth And Income Fund	893,046	25,014,207
MFS Value Fund	1,467,107	50,145,714
Royce Pennsylvania Mutual Fund	785,157	11,337,673
T. Rowe Price Blue Chip Growth Fund	378,330	24,742,765
Voya Global Real Estate Fund	369,957	7,425,044
Wells Fargo Advantage Endeavor Select Fund (l)	973,625	14,166,246
Wells Fargo Advantage Large Cap Growth Fund (l)	310,007	14,015,434
Wells Fargo Advantage Small Cap Value Fund (l)	316,069	11,403,774

		200,903,791

U.S. Fixed Income Funds: 8.24%
PIMCO High Yield Fund	1,022,617	9,980,745
Wells Fargo Advantage Government Securities Fund (l)	2,095,468	23,175,877

		33,156,622

Total Investment Companies (Cost $323,594,948)		397,603,356

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2014	Wells Fargo Advantage WealthBuilder Portfolios	35

WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO

Security name	Yield		Shares	Value
Short-Term Investments: 0.74%

Investment Companies: 0.24%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.07%		966,950	$966,950

		Maturity date	Principal
U.S. Treasury Securities: 0.50%
U.S. Treasury Bill #(z)	0.02	6-19-2014	$2,030,000	2,029,976

Total Short-Term Investments (Cost $2,996,926)				2,996,926

Total investments in securities (Cost $326,591,874) *	99.59%	400,600,282
Other assets and liabilities, net	0.41	1,637,380

Total net assets	100.00%	$402,237,662

(l)	Represents an affiliate of the Fund under Sections 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940, as amended

(u)	Rate shown is the 7-day annualized yield at period end.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. Rate represents current yield to maturity.

*	Cost for federal income tax purposes is $335,518,057 and unrealized gains (losses) consists of:

Gross unrealized gains	$76,054,844
Gross unrealized losses	(10,972,619)

Net unrealized gains	$65,082,225

The accompanying notes are an integral part of these financial statements.

36	Wells Fargo Advantage WealthBuilder Portfolios	Portfolio of investments—May 31, 2014

WEALTHBUILDER EQUITY PORTFOLIO

Security name		Shares	Value

Investment Companies: 99.93%

Affiliated Master Portfolios: 10.93%
Wells Fargo Advantage Emerging Growth Portfolio			$3,378,189
Wells Fargo Advantage International Growth Portfolio			8,278,961
Wells Fargo Advantage Small Company Value Portfolio			3,437,105

			15,094,255

International Equity Funds: 23.82%
DFA International Small Cap Value Portfolio		127,160	2,755,567
Dodge & Cox International Stock Fund		89,840	4,130,836
Oppenheimer Developing Markets Fund		88,634	3,413,295
T. Rowe Price International Discovery Fund		47,754	2,764,940
Templeton Institutional Foreign Equity Fund		174,331	4,112,461
Thornburg International Value Fund		399,401	12,337,497
Wells Fargo Advantage Emerging Markets Equity Fund (l)		151,324	3,392,695

			32,907,291

U.S. Equity Funds: 65.18%
American Century Growth Fund		303,616	10,453,497
Eaton Vance Large Cap Value Fund		412,425	10,368,363
Invesco Growth And Income Fund		369,235	10,342,265
MFS Value Fund		606,357	20,725,288
Royce Pennsylvania Mutual Fund		236,718	3,418,212
T. Rowe Price Blue Chip Growth Fund		223,563	14,620,994
Wells Fargo Advantage Endeavor Select Fund (l)		573,769	8,348,337
Wells Fargo Advantage Large Cap Growth Fund (l)		184,176	8,326,592
Wells Fargo Advantage Small Cap Value Fund (l)		95,232	3,435,987

			90,039,535

Total Investment Companies (Cost $98,805,422)			138,041,081

	Yield

Short-Term Investments: 0.29%

Investment Companies: 0.29%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (u)(l)	0.07%	400,000	400,000

Total Short-Term Investments (Cost $400,000)			400,000

Total investments in securities
(Cost $99,205,422) *	100.22%	138,441,081
Other assets and liabilities, net	(0.22)	(304,515)

Total net assets	100.00%	$138,136,566

(l)	Represents an affiliate of the Fund under Sections 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940, as amended

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $99,865,645 and unrealized gains (losses) consists of:

Gross unrealized gains	$39,764,313
Gross unrealized losses	(1,188,877)

Net unrealized gains	$38,575,436

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2014	Wells Fargo Advantage WealthBuilder Portfolios	37

WEALTHBUILDER TACTICAL EQUITY PORTFOLIO

Security name		Shares	Value

Investment Companies: 99.64%

Affiliated Master Portfolios: 13.32%
Wells Fargo Advantage Emerging Growth Portfolio			$15,266,459
Wells Fargo Advantage International Growth Portfolio			25,316,773
Wells Fargo Advantage Small Company Value Portfolio			15,618,954

			56,202,186

International Equity Funds: 23.78%
DFA International Small Cap Value Portfolio		383,668	8,314,096
Dodge & Cox International Stock Fund		275,478	12,666,456
Oppenheimer Developing Markets Fund		273,622	10,537,170
T. Rowe Price International Discovery Fund		144,748	8,380,888
Templeton Institutional Foreign Equity Fund		531,096	12,528,563
Thornburg International Value Fund		1,213,800	37,494,284
Wells Fargo Advantage Emerging Markets Equity Fund (l)		464,763	10,419,995

			100,341,452

U.S. Equity Funds: 62.54%
American Century Growth Fund		694,789	23,921,580
Eaton Vance Large Cap Value Fund		1,365,173	34,320,457
Invesco Growth And Income Fund		1,221,267	34,207,691
MFS Value Fund		2,005,484	68,547,426
Royce Pennsylvania Mutual Fund		1,069,914	15,449,558
T. Rowe Price Blue Chip Growth Fund		514,492	33,647,780
Wells Fargo Advantage Endeavor Select Fund (l)		1,323,581	19,258,099
Wells Fargo Advantage Large Cap Growth Fund (l)		422,618	19,106,559
Wells Fargo Advantage Small Cap Value Fund (l)		428,042	15,443,761

			263,902,911

Total Investment Companies (Cost $318,669,512)			420,446,549

	Yield

Short-Term Investments: 0.36%

Investment Companies: 0.36%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (u)(l)	0.07%	1,524,043	1,524,043

Total Short-Term Investments (Cost $1,524,043)			1,524,043

Total investments in securities
(Cost $320,193,555) *	100.00%	421,970,592
Other assets and liabilities, net	0.00	(21,097)

Total net assets	100.00%	$421,949,495

(l)	Represents an affiliate of the Fund under Sections 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940, as amended

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $325,896,940 and unrealized gains (losses) consists of:

Gross unrealized gains	$101,999,289
Gross unrealized losses	(5,925,637)

Net unrealized gains	$96,073,652

The accompanying notes are an integral part of these financial statements.

38	Wells Fargo Advantage WealthBuilder Portfolios	Statements of assets and liabilities—May 31, 2014

	WealthBuilder Conservative Allocation Portfolio	WealthBuilder Moderate Balanced Portfolio

Assets
Investments
In unaffiliated Underlying Funds and securities, at value (see cost below)	$168,865,841	$372,389,544
In affiliated Underlying Funds, at value (see cost below)	290,242,338	329,988,410
In affiliated Master Portfolios, at value (see cost below)	124,062,238	164,182,646

Total investments, at value (see cost below)	583,170,417	866,560,600
Cash	377,664	580,338
Receivable for investments sold	0	247,060
Receivable for Portfolio shares sold	637,796	2,463,585
Receivable for dividends	500,076	601,938
Receivable for daily variation margin on open futures contracts	49,969	149,469
Prepaid expenses and other assets	16,043	53,581

Total assets	584,751,965	870,656,571

Liabilities
Payable for investments purchased	877,369	601,688
Payable for Portfolio shares redeemed	2,159,193	1,574,269
Advisory fee payable	74,529	121,830
Distribution fee payable	381,743	565,725
Administration fee payable	157,787	233,833
Shareholder servicing fee payable	127,248	188,575
Accrued expenses and other liabilities	37,496	44,019

Total liabilities	3,815,365	3,329,939

Total net assets	$580,936,600	$867,326,632

NET ASSETS CONSIST OF
Paid-in capital	$539,297,621	$771,436,953
Undistributed (overdistributed) or (accumulated) net investment income (loss)	5,348	(99,732)
Accumulated net realized gains (losses) on investments	(1,917,512)	1,425,781
Net unrealized gains on investments	43,551,143	94,563,630

Total net assets	$580,936,600	$867,326,632

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets	$580,936,600	$867,326,632
Shares outstanding	53,204,357	71,021,136
Net asset value per share	$10.92	$12.21
Maximum offering price per share[2]	$11.09	$12.40

Investments in unaffiliated Underlying Funds and securities, at cost	$135,346,216	$297,413,892

Investments in affiliated Underlying Funds, at cost	$282,741,690	$313,774,849

Investments in affiliated Master Portfolios, at cost	$122,057,087	$162,387,049

Total investments, at cost	$540,144,993	$773,575,790

1.	Each Portfolio has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/98.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statements of assets and liabilities—May 31, 2014	Wells Fargo Advantage WealthBuilder Portfolios	39

WealthBuilder Growth Balanced Portfolio	WealthBuilder Growth Allocation Portfolio	WealthBuilder Equity Portfolio	WealthBuilder Tactical Equity Portfolio

$545,981,786	$264,518,518	$99,443,215	$300,015,949
206,253,255	71,660,510	23,903,611	65,752,457
183,837,882	64,421,254	15,094,255	56,202,186

936,072,923	400,600,282	138,441,081	421,970,592
492,937	270,744	5,139	458,702
0	0	0	17,255
3,108,168	4,533,021	107,789	796,583
469,478	99,248	0	0
161,019	68,400	0	0
48,422	9,885	12,101	21,547

940,352,947	405,581,580	138,566,110	423,264,679

962,560	2,400,007	5,139	0
1,561,771	400,498	228,930	742,803
131,902	46,859	8,491	52,778
606,673	259,375	89,226	273,660
250,758	107,208	36,880	113,113
202,224	86,458	29,742	91,220
44,358	43,513	31,136	41,610

3,760,246	3,343,918	429,544	1,315,184

$936,592,701	$402,237,662	$138,136,566	$421,949,495

$798,089,753	$328,561,583	$120,154,378	$417,474,561
(119,546)	(42,240)	(446,646)	(1,483,620)
(15,350,406)	(1,008,156)	(20,806,825)	(95,818,483)
153,972,900	74,726,475	39,235,659	101,777,037

$936,592,701	$402,237,662	$138,136,566	$421,949,495

$936,592,701	$402,237,662	$138,136,566	$421,949,495
64,945,041	27,206,741	9,250,671	23,346,963
$14.42	$14.78	$14.93	$18.07
$14.64	$15.01	$15.16	$18.35

$422,359,394	$203,480,215	$68,022,242	$216,387,616

$178,694,825	$58,542,032	$17,166,829	$47,378,293

$182,747,701	$64,569,627	$14,016,351	$56,427,646

$783,801,920	$326,591,874	$99,205,422	$320,193,555

The accompanying notes are an integral part of these financial statements.

40	Wells Fargo Advantage WealthBuilder Portfolios	Statements of operations—year ended May 31, 2014

	WealthBuilder Conservative Allocation Portfolio	WealthBuilder Moderate Balanced Portfolio

Investment income
Dividends from affiliated Underlying Funds	$4,554,010	$4,349,203
Dividends from unaffiliated Underlying Funds	4,187,876	7,029,904
Interest allocated from affiliated Master Portfolios**	2,611,867	2,624,899
Dividends allocated from affiliated Master Portfolios*	225,752	622,802
Securities lending income allocated from affiliated Master Portfolios	12,378	32,742
Interest	1,262	3,167
Expenses allocated from affiliated Master Portfolios	(576,029)	(835,567)
Waivers allocated from affiliated Master Portfolios	29,080	29,265

Total investment income	11,046,196	13,856,415

Expenses
Advisory fee	1,216,450	1,655,188
Administration fee	1,885,497	2,565,542
Shareholder servicing fee	1,515,592	2,066,716
Distribution fee	4,561,686	6,206,956
Custody and accounting fees	78,624	67,675
Professional fees	29,895	28,974
Registration fees	69,429	63,562
Shareholder report expenses	40,870	53,646
Trustees’ fees and expenses	10,076	10,061
Interest expense	519	0
Other fees and expenses	24,497	19,361

Total expenses	9,433,135	12,737,681
Less: Fee waivers and/or expense reimbursements	(309,244)	(323,770)

Net expenses	9,123,891	12,413,911

Net investment income (loss)	1,922,305	1,442,504

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated Underlying Funds	2,983,329	3,179,705
Affiliated Underlying Funds	(187,497)	491,861
Futures transactions	7,498,861	18,339,523
Capital gain distributions from unaffiliated Underlying Funds	2,001,106	5,072,455
Capital gain distributions from affiliated Underlying Funds	795,700	2,208,252
Securities transactions allocated from affiliated Master Portfolios	1,171,815	4,013,951

Net realized gains on investments	14,263,314	33,305,747

Net change in unrealized gains (losses) on:
Unaffiliated Underlying Funds	8,165,339	27,147,759
Affiliated Underlying Funds	297,214	3,013,034
Futures transactions	(2,484,000)	(5,799,502)
Securities transactions allocated from affiliated Master Portfolios	2,413,576	4,300,082

Net change in unrealized gains (losses) on investments	8,392,129	28,661,373

Net realized and unrealized gains (losses) on investments	22,655,443	61,967,120

Net increase in net assets resulting from operations	$24,577,748	$63,409,624

** Net of foreign interest withholding taxes allocated from affiliated Master Portfolios in the amount of	$1,065	$1,024
* Net of foreign dividend withholding taxes allocated from affiliated Master Portfolios in the amount of	$8,350	$23,625

The accompanying notes are an integral part of these financial statements.

Statements of operations —year ended May 31, 2014	Wells Fargo Advantage WealthBuilder Portfolios	41

WealthBuilder Growth Balanced Portfolio	WealthBuilder Growth Allocation Portfolio	WealthBuilder Equity Portfolio	WealthBuilder Tactical Equity Portfolio

$1,794,831	$481,806	$87,939	$264,900
9,075,448	3,587,081	1,099,456	3,605,448
2,246,551	498,034	0	0
1,009,124	541,889	239,980	769,923
52,349	27,736	11,681	39,198
4,104	1,855	0	1,571
(1,023,887)	(429,897)	(154,182)	(499,452)
25,069	5,545	0	0

13,183,589	4,714,049	1,284,874	4,181,588

1,715,894	722,174	264,429	793,075
2,659,635	1,119,369	409,865	1,229,267
2,143,885	902,717	330,536	990,299
6,434,601	2,708,151	991,609	2,974,032
78,296	74,551	39,123	57,826
33,746	28,942	32,319	29,014
40,036	35,759	23,797	32,669
60,915	44,696	22,967	47,309
11,757	13,578	12,481	10,159
0	0	0	0
20,764	10,406	7,207	10,570

13,199,529	5,660,343	2,134,333	6,174,220
(330,326)	(244,041)	(151,115)	(226,157)

12,869,203	5,416,302	1,983,218	5,948,063

314,386	(702,253)	(698,344)	(1,766,475)

2,962,559	610,100	1,695,918	2,888,489
1,970,372	359,042	1,671,048	1,887,099
25,645,018	11,132,524	0	4,873,600
7,959,185	4,216,391	1,868,898	5,782,453
3,561,945	1,910,867	902,816	2,741,439
6,941,594	3,447,819	1,959,086	5,615,423

49,040,673	21,676,743	8,097,766	23,788,503

45,601,576	25,067,550	10,618,695	32,913,690
6,119,379	3,533,463	823,875	3,315,888
(9,537,059)	(4,351,459)	0	(3,441,320)
5,548,404	2,422,193	955,069	2,607,524

47,732,300	26,671,747	12,397,639	35,395,782

96,772,973	48,348,490	20,495,405	59,184,285

$97,087,359	$47,646,237	$19,797,061	$57,417,810

$836	$195	$0	$0
$38,546	$21,204	$9,919	$29,174

The accompanying notes are an integral part of these financial statements.

42	Wells Fargo Advantage WealthBuilder Portfolios	Statements of changes in net assets

	WealthBuilder Conservative Allocation Portfolio
	Year ended May 31, 2014		Year ended May 31, 2013

Operations
Net investment income		$1,922,305		$3,599,448
Net realized gains on investments		14,263,314		23,483,697
Net change in unrealized gains (losses) on investments		8,392,129		13,833,222

Net increase in net assets resulting from operations		24,577,748		40,916,367

Distributions to shareholders from
Net investment income		(2,575,184)		(5,273,400)
Net realized gains		(23,468,739)		(11,760,322)

Total distributions to shareholders		(26,043,923)		(17,033,722)

Capital share transactions	Shares		Shares
Proceeds from shares sold	10,056,730	109,055,405	14,509,459	157,653,896
Reinvestment of distributions	2,436,686	25,988,027	1,571,955	16,942,167
Payment for shares redeemed	(19,568,052)	(212,617,956)	(18,427,000)	(200,593,341)

Net decrease in net assets resulting from capital share transactions		(77,574,524)		(25,997,278)

Total decrease in net assets		(79,040,699)		(2,114,633)

Net assets
Beginning of period		659,977,299		662,091,932

End of period		$580,936,600		$659,977,299

Undistributed net investment income		$5,348		$22,088

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage WealthBuilder Portfolios	43

	WealthBuilder Moderate Balanced Portfolio
	Year ended May 31, 2014		Year ended May 31, 2013

Operations
Net investment income		$1,442,504		$2,613,522
Net realized gains on investments		33,305,747		34,702,999
Net change in unrealized gains (losses) on investments		28,661,373		44,251,871

Net increase in net assets resulting from operations		63,409,624		81,568,392

Distributions to shareholders from
Net investment income		(2,786,020)		(3,853,193)
Net realized gains		(47,081,373)		(7,491,035)

Total distributions to shareholders		(49,867,393)		(11,344,228)

Capital share transactions	Shares		Shares
Proceeds from shares sold	15,090,262	183,334,200	14,833,493	172,153,400
Reinvestment of distributions	4,212,471	49,797,264	977,941	11,284,104
Payment for shares redeemed	(14,712,825)	(178,597,796)	(14,140,801)	(164,212,360)

Net increase in net assets resulting from capital share transactions		54,533,668		19,225,144

Total increase in net assets		68,075,899		89,449,308

Net assets
Beginning of period		799,250,733		709,801,425

End of period		$867,326,632		$799,250,733

Undistributed (overdistributed) net investment income		$(99,732)		$202,992

The accompanying notes are an integral part of these financial statements.

44	Wells Fargo Advantage WealthBuilder Portfolios	Statements of changes in net assets

	WealthBuilder Growth Balanced Portfolio
	Year ended May 31, 2014		Year ended May 31, 2013

Operations
Net investment income		$314,386		$432,359
Net realized gains on investments		49,040,673		51,806,143
Net change in unrealized gains (losses) on investments		47,732,300		67,464,241

Net increase in net assets resulting from operations		97,087,359		119,702,743

Distributions to shareholders from
Net investment income		(2,254,368)		(1,540,541)

Capital share transactions	Shares		Shares
Proceeds from shares sold	13,489,194	185,885,140	10,081,790	122,237,806
Reinvestment of distributions	159,741	2,252,344	131,179	1,533,484
Payment for shares redeemed	(9,808,510)	(134,662,900)	(11,984,547)	(143,463,975)

Net increase (decrease) in net assets resulting from capital share transactions		53,474,584		(19,692,685)

Total increase in net assets		148,307,575		98,469,517

Net assets
Beginning of period		788,285,126		689,815,609

End of period		$936,592,701		$788,285,126

Undistributed (overdistributed) net investment income		$(119,546)		$410,180

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage WealthBuilder Portfolios	45

	WealthBuilder Growth Allocation Portfolio
	Year ended May 31, 2014		Year ended May 31, 2013

Operations
Net investment loss		$(702,253)		$(394,894)
Net realized gains on investments		21,676,743		21,985,330
Net change in unrealized gains (losses) on investments		26,671,747		33,335,171

Net increase in net assets resulting from operations		47,646,237		54,925,607

Distributions to shareholders from
Net investment income		(43,287)		(140,024)
Net realized gains		(4,017,022)		0

Total distributions to shareholders		(4,060,309)		(140,024)

Capital share transactions	Shares		Shares
Proceeds from shares sold	5,796,666	82,027,261	4,096,670	49,761,855
Reinvestment of distributions	287,901	4,051,991	11,967	139,421
Payment for shares redeemed	(3,707,919)	(52,150,247)	(4,726,195)	(56,620,766)

Net increase (decrease) in net assets resulting from capital share transactions		33,929,005		(6,719,490)

Total increase in net assets		77,514,933		48,066,093

Net assets
Beginning of period		324,722,729		276,656,636

End of period		$402,237,662		$324,722,729

Undistributed (accumulated) net investment income (loss)		$(42,240)		$10,858

The accompanying notes are an integral part of these financial statements.

46	Wells Fargo Advantage WealthBuilder Portfolios	Statements of changes in net assets

	WealthBuilder Equity Portfolio
	Year ended May 31, 2014		Year ended May 31, 2013

Operations
Net investment loss		$(698,344)		$(434,750)
Net realized gains on investments		8,097,766		6,665,168
Net change in unrealized gains (losses) on investments		12,397,639		18,092,225

Net increase in net assets resulting from operations		19,797,061		24,322,643

Capital share transactions	Shares		Shares
Proceeds from shares sold	1,836,620	26,018,840	909,431	10,940,547
Payment for shares redeemed	(2,094,333)	(29,567,549)	(2,010,573)	(23,101,672)

Net decrease in net assets resulting from capital share transactions		(3,548,709)		(12,161,125)

Total increase in net assets		16,248,352		12,161,518

Net assets
Beginning of period		121,888,214		109,726,696

End of period		$138,136,566		$121,888,214

Accumulated net investment loss		$(446,646)		$(3,789)

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage WealthBuilder Portfolios	47

	WealthBuilder Tactical Equity Portfolio
	Year ended May 31, 2014		Year ended May 31, 2013

Operations
Net investment loss		$(1,766,475)		$(1,758,873)
Net realized gains on investments		23,788,503		27,583,315
Net change in unrealized gains (losses) on investments		35,395,782		36,561,320

Net increase in net assets resulting from operations		57,417,810		62,385,762

Distributions to shareholders from
Net investment income		0		(526,732)

Capital share transactions	Shares		Shares
Proceeds from shares sold	4,165,113	71,353,382	3,156,455	45,431,489
Reinvestment of distributions	0	0	37,714	524,598
Payment for shares redeemed	(4,611,575)	(78,155,419)	(5,828,180)	(83,313,807)

Net decrease in net assets resulting from capital share transactions		(6,802,037)		(37,357,720)

Total increase in net assets		50,615,773		24,501,310

Net assets
Beginning of period		371,333,722		346,832,412

End of period		$421,949,495		$371,333,722

Accumulated net investment loss		$(1,483,620)		$(1,352,859)

The accompanying notes are an integral part of these financial statements.

48	Wells Fargo Advantage WealthBuilder Portfolios	Financial highlights

	Beginning net asset value per share	Net investment income (loss)[1]	Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share

WealthBuilder Conservative Allocation Portfolio
Year ended May 31, 2014	$10.95	0.03	0.42	(0.05)	(0.43)	$10.92
Year ended May 31, 2013	$10.57	0.06	0.59	(0.08)	(0.19)	$10.95
Year ended May 31, 2012	$11.02	0.16	(0.20)	(0.21)	(0.20)	$10.57
Year ended May 31, 2011	$10.08	0.18	0.96	(0.20)	0.00	$11.02
Year ended May 31, 2010	$9.38	0.21	0.71	(0.22)	0.00	$10.08

WealthBuilder Moderate Balanced Portfolio
Year ended May 31, 2014	$12.03	0.02	0.91	(0.04)	(0.71)	$12.21
Year ended May 31, 2013	$10.96	0.04 [3]	1.21	(0.06)	(0.12)	$12.03
Year ended May 31, 2012	$11.50	0.13 [3]	(0.48)	(0.19)	(0.00)[4]	$10.96
Year ended May 31, 2011	$10.01	0.14	1.54	(0.19)	0.00	$11.50
Year ended May 31, 2010	$9.01	0.15	1.00	(0.15)	0.00	$10.01

WealthBuilder Growth Balanced Portfolio
Year ended May 31, 2014	$12.90	0.01	1.55	(0.04)	0.00	$14.42
Year ended May 31, 2013	$10.97	0.01	1.95	(0.03)	0.00	$12.90
Year ended May 31, 2012	$11.82	0.09	(0.82)	(0.12)	0.00	$10.97
Year ended May 31, 2011	$9.60	0.06	2.26	(0.10)	0.00	$11.82
Year ended May 31, 2010	$8.30	0.10	1.29	(0.09)	0.00	$9.60

WealthBuilder Growth Allocation Portfolio
Year ended May 31, 2014	$13.08	(0.03)	1.89	(0.00)[4]	(0.16)	$14.78
Year ended May 31, 2013	$10.87	(0.01)	2.23	(0.01)	0.00	$13.08
Year ended May 31, 2012	$11.83	0.05 [3]	(0.94)	(0.07)	0.00	$10.87
Year ended May 31, 2011	$9.34	0.02	2.53	(0.06)	0.00	$11.83
Year ended May 31, 2010	$7.98	0.04	1.36	(0.04)	0.00	$9.34

WealthBuilder Equity Portfolio
Year ended May 31, 2014	$12.82	(0.08)	2.19	0.00	0.00	$14.93
Year ended May 31, 2013	$10.34	(0.05)	2.53	0.00	0.00	$12.82
Year ended May 31, 2012	$11.45	(0.04)	(1.07)	0.00	0.00	$10.34
Year ended May 31, 2011	$9.10	(0.07)	2.42	0.00	0.00	$11.45
Year ended May 31, 2010	$7.72	(0.06)	1.44	0.00	0.00	$9.10

WealthBuilder Tactical Equity Portfolio
Year ended May 31, 2014	$15.61	(0.08)	2.54	0.00	0.00	$18.07
Year ended May 31, 2013	$13.12	(0.07)	2.58	(0.02)	0.00	$15.61
Year ended May 31, 2012	$13.89	(0.08)[3]	(0.69)	0.00	0.00	$13.12
Year ended May 31, 2011	$11.05	(0.10)	2.94	0.00	0.00	$13.89
Year ended May 31, 2010	$9.13	(0.06)	1.98	0.00	0.00	$11.05

1.	Includes net expenses allocated from affiliated Master Portfolios in which the Portfolio invests.

2.	Total return calculations do not include any sales charges.

3.	Calculated based upon average shares outstanding

4.	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage WealthBuilder Portfolios	49

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate	Net assets at end of period (000s omitted)
Net investment income (loss)[1]	Gross expenses[1]	Net expenses[1]

0.32%	1.55%	1.50%	4.19%	139%	$580,937
0.53%	1.54%	1.50%	6.19%	128%	$659,977
1.51%	1.54%	1.50%	(0.32)%	176%	$662,092
1.75%	1.58%	1.50%	11.42%	168%	$630,085
2.18%	1.56%	1.50%	9.87%	157%	$442,245

0.17%	1.54%	1.50%	7.94%	110%	$867,327
0.34%	1.54%	1.50%	11.42%	115%	$799,251
1.20%	1.54%	1.50%	(2.96)%	145%	$709,801
1.24%	1.55%	1.50%	16.96%	142%	$691,145
1.62%	1.57%	1.50%	12.81%	130%	$472,947

0.04%	1.54%	1.50%	12.07%	94%	$936,593
0.06%	1.54%	1.50%	17.85%	117%	$788,285
0.84%	1.54%	1.50%	(6.17)%	131%	$689,816
0.59%	1.54%	1.50%	24.27%	140%	$785,283
1.12%	1.56%	1.50%	16.75%	120%	$590,907

(0.19)%	1.57%	1.50%	14.28%	60%	$402,238
(0.13)%	1.57%	1.50%	20.39%	98%	$324,723
0.49%	1.57%	1.50%	(7.47)%	96%	$276,657
0.16%	1.57%	1.50%	27.33%	110%	$313,206
0.47%	1.60%	1.50%	17.51%	97%	$219,357

(0.53)%	1.61%	1.50%	16.46%	26%	$138,137
(0.38)%	1.63%	1.50%	23.98%	44%	$121,888
(0.39)%	1.60%	1.50%	(9.69)%	24%	$109,727
(0.68)%	1.60%	1.50%	25.82%	52%	$141,425
(0.68)%	1.61%	1.50%	17.88%	46%	$119,993

(0.45)%	1.56%	1.50%	15.76%	23%	$421,949
(0.49)%	1.56%	1.50%	19.16%	67%	$371,334
(0.58)%	1.56%	1.50%	(5.54)%	31%	$346,832
(0.81)%	1.55%	1.50%	25.70%	73%	$416,863
(0.54)%	1.57%	1.50%	21.03%	89%	$356,382

The accompanying notes are an integral part of these financial statements.

50	Wells Fargo Advantage WealthBuilder Portfolios	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the following portfolios: the Wells Fargo Advantage WealthBuilder Conservative Allocation Portfolio (“WealthBuilder Conservative Allocation Portfolio”), the Wells Fargo Advantage WealthBuilder Moderate Balanced Portfolio (“WealthBuilder Moderate Balanced Portfolio”), the Wells Fargo Advantage WealthBuilder Growth Balanced Portfolio (“WealthBuilder Growth Balanced Portfolio”), the Wells Fargo Advantage WealthBuilder Growth Allocation Portfolio (“WealthBuilder Growth Allocation Portfolio” ), the Wells Fargo Advantage WealthBuilder Equity Portfolio (“WealthBuilder Equity Portfolio” ), and the Wells Fargo Advantage WealthBuilder Tactical Equity Portfolio (“WealthBuilder Tactical Equity Portfolio”) (each, a “Portfolio”, collectively, the “Portfolios”). Each Portfolio is a diversified series of the Trust.

Each Portfolio seeks to achieve its investment objective by investing substantially all of its investable assets in affiliated mutual funds, unaffiliated mutual funds and exchange-traded funds (collectively, the “Underlying Funds”). The Underlying Funds incur separate expenses in seeking to achieve their investment objectives. The investment in affiliated mutual funds may also include investments in one or more separate diversified portfolios (each, an “affiliated Master Portfolio”, collectively, the “affiliated Master Portfolios”) of Wells Fargo Master Trust, a registered open-end management investment company. Each affiliated Master Portfolio directly acquires portfolio securities, and a Portfolio investing in an affiliated Master Portfolio acquires an indirect interest in those securities. Each Portfolio accounts for its investment in the affiliated Master Portfolios as partnership investments and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements and financial highlights for the Underlying Funds are presented in separate financial statements and may be obtained from Wells Fargo Investor Services or from the servicing agent of the unaffiliated funds.

As of May 31, 2014, the Portfolios own the following percentages of the affiliated Master Portfolios:

	Wells Fargo Advantage Core Bond Portfolio		Wells Fargo Advantage Emerging Growth Portfolio	Wells Fargo Advantage International Growth Portfolio	Wells Fargo Advantage Small Company Value Portfolio
WealthBuilder Conservative Allocation Portfolio	4%		0%*	4%	2%
WealthBuilder Moderate Balanced Portfolio	4%		1%	13%	6%
WealthBuilder Growth Balanced Portfolio	4%		2%	21%	10%
WealthBuilder Growth Allocation Portfolio	1%		1%	12%	6%
WealthBuilder Equity Portfolio	N/	A	0%*	5%	2%
WealthBuilder Tactical Equity Portfolio	N/	A	1%	16%	8%

*	The amount invested is less than 1%.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Investments in underlying open-end investment companies are valued at net asset per share as reported by the Underlying Funds as of the close of the regular trading on the New York Stock Exchange on each day the exchange is open for trading. Investments in affiliated Master Portfolios are valued daily based on each Portfolio’s proportionate share of each affiliated Master Portfolio’s net assets, which are also valued daily.

Futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.

Short-term securities, with maturities of 60 days or less at time of purchase, generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Notes to financial statements	Wells Fargo Advantage WealthBuilder Portfolios	51

Futures contracts

Each Portfolio is subject to interest rate risk and/or equity price risk in the normal course of pursuing its investment objectives. A Portfolio may buy and sell futures contracts in order to effect tactical allocations changes in a Portfolio. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices when available. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset or liability and in the Statements of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Income dividends and capital gain distributions from Underlying Funds are recorded on the ex-dividend date. Capital gain distributions from Underlying Funds are treated as realized gains.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method by each Portfolio and each affiliated Master Portfolio. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Each Portfolio records on a daily basis its proportionate share of each affiliated Master Portfolio’s interest and dividend income, in addition to expenses and realized and unrealized gains and losses.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Each Portfolio’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed each Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to each Portfolio’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. In addition, the Portfolios may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. These reclassifications have no effect on net

52	Wells Fargo Advantage WealthBuilder Portfolios	Notes to financial statements

assets or net asset values per share. At May 31, 2014, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statements of Assets and Liabilities:

	Paid-in capital	Undistributed (overdistributed) or (accumulated)	Accumulated net realized gains (losses) on investments
WealthBuilder Conservative Allocation Portfolio	$0	$636,139	$(636,139)
WealthBuilder Moderate Balanced Portfolio	0	1,040,792	(1,040,792)
WealthBuilder Growth Balanced Portfolio	0	1,410,256	(1,410,256)
WealthBuilder Growth Allocation Portfolio	0	692,442	(692,442)
WealthBuilder Equity Portfolio	0	255,487	(255,487)
WealthBuilder Tactical Equity Portfolio	(899,625)	1,635,714	(736,089)

At May 31, 2014, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration date:

2018
WealthBuilder Equity Portfolio	$20,146,330
WealthBuilder Tactical Equity Portfolio	90,019,467

At May 31, 2014, late-year ordinary losses which will be recognized on the first day of the following fiscal year were as follows:

Late-year ordinary loss
WealthBuilder Moderate Balanced Portfolio	$115,264
WealthBuilder Growth Balanced Portfolio	196,345
WealthBuilder Growth Allocation Portfolio	61,716
WealthBuilder Equity Portfolio	446,918
WealthBuilder Tactical Equity Portfolio	1,579,251

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). Each Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Advantage WealthBuilder Portfolios	53

As of May 31, 2014, the inputs used in valuing investments in securities were as follows:

WealthBuilder Conservative Allocation Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets

Investments in:

Investment companies	$456,468,197	$124,062,238	$0	$580,530,435

Short-term investments
Investment companies	1,100,000	0	0	1,100,000
U.S. Treasury securities	0	1,539,982	0	1,539,982
	457,568,197	125,602,220	0	583,170,417

Futures contracts	49,969	0	0	49,969
Total assets	$457,618,166	$125,602,220	$0	$583,220,386

WealthBuilder Moderate Balanced Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets

Investments in:

Investment companies	$697,434,705	$164,182,646	$0	$861,617,351

Short-term investments
Investment companies	453,302	0	0	453,302
U.S. Treasury securities	0	4,489,947	0	4,489,947
	697,888,007	168,672,593	0	866,560,600

Futures contracts	149,469	0	0	149,469
Total assets	$698,037,476	$168,672,593	$0	$866,710,069

WealthBuilder Growth Balanced Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets

Investments in:

Investment companies	$744,802,967	$183,837,882	$0	$928,640,849

Short-term investments
Investment companies	2,652,130	0	0	2,652,130
U.S. Treasury securities	0	4,779,944	0	4,779,944
	747,455,097	188,617,826	0	936,072,923

Futures contracts	161,019	0	0	161,019
Total assets	$747,616,116	$188,617,826	$0	$936,233,942

54	Wells Fargo Advantage WealthBuilder Portfolios	Notes to financial statements

WealthBuilder Growth Allocation Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets

Investments in:

Investment companies	$333,182,102	$64,421,254	$0	$397,603,356

Short-term investments
Investment companies	966,950	0	0	966,950
U.S. Treasury securities	0	2,029,976	0	2,029,976
	334,149,052	66,451,230	0	400,600,282

Futures contracts	68,400	0	0	68,400
Total assets	$334,217,452	$66,451,230	$0	$400,668,682

WealthBuilder Equity Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets

Investments in:

Investment companies	$122,946,826	$15,094,255	$0	$138,041,081

Short-term investments
Investment companies	400,000	0	0	400,000
Total assets	$123,346,826	$15,094,255	$0	$138,441,081

WealthBuilder Tactical Equity Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets

Investments in:

Investment companies	$364,244,363	$56,202,186	$0	$420,446,549

Short-term investments
Investment companies	1,524,043	0	0	1,524,043
Total assets	$365,768,406	$56,202,186	$0	$421,970,592

Futures contracts are reported at their variation margin at measurement date, which represents the amount due/from the Portfolio at that date. All other assets and liabilities are reported at their market value at measurement date.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended May 31, 2014, the Portfolios did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolios.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.20% and declining to 0.15% as the average daily net assets of each Portfolio increase. For the year ended May 31, 2014, the advisory fee was equivalent to an annual rate of 0.20% of each Portfolio’s average daily net assets.

Funds Management also serves as the adviser to and is entitled to receive a fee from each affiliated Master Portfolio and affiliated Underlying Fund for those services.

Notes to financial statements	Wells Fargo Advantage WealthBuilder Portfolios	55

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolios. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to each Portfolio and is paid an annual subadvisory fee of 0.15% of the average daily net assets of each Portfolio.

Administration and transfer agent fee

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from each Portfolio an annual fee starting at 0.31% and declining to 0.29% as the average daily net assets of each Portfolio increase. For the year ended May 31, 2014, the administration fee for each Portfolio was equivalent to an annual rate of 0.31% of each Portfolio’s average daily net assets.

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Portfolios. Funds Management has committed through September 30, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap each Portfolio’s expenses at 1.50%.

Distribution fee

The Trust has adopted a Distribution Plan for each Portfolio pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter of each Portfolio, at an annual rate of 0.75% of each Portfolio’s average daily net assets.

In addition, Funds Distributor is entitled to receive the front-end sales charges from purchases of Portfolio shares. For the year ended May 31, 2014, Funds Distributor received the following amounts in front-end sales charges.

Front-end sales charges
WealthBuilder Conservative Allocation Portfolio	$14,052
WealthBuilder Moderate Balanced Portfolio	24,575
WealthBuilder Growth Balanced Portfolio	24,636
WealthBuilder Growth Allocation Portfolio	8,849
WealthBuilder Equity Portfolio	2,080
WealthBuilder Tactical Equity Portfolio	5,481

Shareholder servicing fee

The Trust has entered into contracts with one or more shareholder servicing agents, whereby each Portfolio is charged a fee at an annual rate of 0.25% of its average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2014 were as follows:

	Purchases at cost*		Sales proceeds*
	U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
WealthBuilder Conservative Allocation Portfolio	$661,864,398	$187,208,839	$654,659,671	$259,424,605
WealthBuilder Moderate Balanced Portfolio	725,636,285	219,393,785	717,737,368	190,717,787
WealthBuilder Growth Balanced Portfolio	665,754,600	215,344,850	658,507,526	139,793,978
WealthBuilder Growth Allocation Portfolio	140,898,903	119,030,759	139,365,147	73,728,434
WealthBuilder Equity Portfolio	0	39,516,436	0	34,171,797
WealthBuilder Tactical Equity Portfolio	0	109,176,704	0	89,256,625

*	The Portfolios seek to achieve their investment objective by investing some of their investable assets in one or more affiliated Master Portfolios. Purchases and sales related to these investments have been calculated by aggregating the results of multiplying such Portfolio’s ownership percentage of the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. Purchases and sales of the affiliated and unaffiliated Underlying Funds in which the Portfolios invest are actual aggregate purchases and sales of those funds.

56	Wells Fargo Advantage WealthBuilder Portfolios	Notes to financial statements

6. INVESTMENTS IN AFFILIATES

A summary of each Portfolio’s transactions in shares of affiliated Underlying Funds (excluding short-term investments and affiliated Master Portfolios) during the year ended May 31, 2014 were as follows:

	Shares, beginning of period	Shares purchases	Shares sold	Shares, end of period	Value, end of period	Dividend from affiliated Underlying Funds	Capital gain distributions from affiliated Underlying Funds
WealthBuilder Conservative Allocation Portfolio
Wells Fargo Advantage Emerging Markets Equity Fund	136,827	29,869	41,740	124,956	$2,801,511	$11,781	$0
Wells Fargo Advantage Endeavor Select Fund	292,123	218,652	157,841	352,934	5,135,189	18,332	242,676
Wells Fargo Advantage Government Securities Fund	11,264,243	668,285	2,090,285	9,842,243	108,855,209	1,557,353	0
Wells Fargo Advantage Large Cap Growth Fund	97,134	66,015	49,443	113,706	5,140,666	15,399	165,289
Wells Fargo Advantage Short Duration Government Bond Fund	18,196,348	1,122,965	3,197,193	16,122,120	162,994,630	2,920,641	0
Wells Fargo Advantage Small Cap Value Fund	175,119	27,401	85,693	116,827	4,215,133	30,198	387,735
					$289,142,338	$4,553,704	$795,700
WealthBuilder Moderate Balanced Portfolio
Wells Fargo Advantage Emerging Markets Equity Fund	325,432	85,314	33,428	377,318	$8,459,476	$31,362	$0
Wells Fargo Advantage Endeavor Select Fund	710,464	493,167	148,817	1,054,814	15,347,539	51,056	675,904
Wells Fargo Advantage Government Securities Fund	10,103,361	1,990,665	1,303,783	10,790,243	119,340,083	1,568,112	0
Wells Fargo Advantage Large Cap Growth Fund	235,988	149,754	48,534	337,208	15,245,176	42,558	454,725
Wells Fargo Advantage Short Duration Government Bond Fund	14,534,560	2,944,769	1,778,349	15,700,980	158,736,910	2,571,086	0
Wells Fargo Advantage Small Cap Value Fund	424,834	48,945	129,934	343,845	12,405,924	84,232	1,077,623
					$329,535,108	$4,348,406	$2,208,252
WealthBuilder Growth Balanced Portfolio
Wells Fargo Advantage Emerging Markets Equity Fund	521,516	139,449	38,725	622,240	$13,950,624	$50,691	$0
Wells Fargo Advantage Endeavor Select Fund	1,105,911	719,850	80,764	1,744,997	25,389,701	82,898	1,086,720
Wells Fargo Advantage Government Securities Fund	8,613,562	3,623,087	1,531,905	10,704,744	118,394,465	1,454,366	0
Wells Fargo Advantage Large Cap Growth Fund	367,912	218,384	28,205	558,091	25,231,279	68,677	730,753
Wells Fargo Advantage Small Cap Value Fund	666,693	106,644	201,412	571,925	20,635,056	136,242	1,744,472
					$203,601,125	$1,792,874	$3,561,945

Notes to financial statements	Wells Fargo Advantage WealthBuilder Portfolios	57

	Shares, beginning of period	Shares purchases	Shares sold	Shares, end of period	Value, end of period	Dividend from affiliated Underlying Funds	Capital gain distributions from affiliated Underlying Funds
WealthBuilder Growth Allocation Portfolio
Wells Fargo Advantage Emerging Markets Equity Fund	266,167	110,581	22,947	353,801	$7,932,229	$28,595	$0
Wells Fargo Advantage Endeavor Select Fund	560,264	455,449	42,088	973,625	14,166,246	44,760	584,822
Wells Fargo Advantage Government Securities Fund	1,906,485	1,078,199	889,216	2,095,468	23,175,877	296,313	0
Wells Fargo Advantage Large Cap Growth Fund	185,859	138,205	14,057	310,007	14,015,434	37,116	393,665
Wells Fargo Advantage Small Cap Value Fund	339,505	78,663	102,099	316,069	11,403,774	74,310	932,380
					$70,693,560	$481,094	$1,910,867
WealthBuilder Equity Portfolio
Wells Fargo Advantage Emerging Markets Equity Fund	134,054	46,553	29,283	151,324	$3,392,695	$13,981	$0
Wells Fargo Advantage Endeavor Select Fund	479,079	181,131	86,441	573,769	8,348,337	27,662	363,210
Wells Fargo Advantage Large Cap Growth Fund	159,368	52,432	27,624	184,176	8,326,592	23,253	247,742
Wells Fargo Advantage Small Cap Value Fund	172,775	31,699	109,242	95,232	3,435,987	22,886	291,864
					$23,503,611	$87,782	$902,816
WealthBuilder Tactical Equity Portfolio
Wells Fargo Advantage Emerging Markets Equity Fund	400,441	133,451	69,129	464,763	$10,419,995	$41,053	$0
Wells Fargo Advantage Endeavor Select Fund	846,684	642,028	165,131	1,323,581	19,258,099	63,068	834,375
Wells Fargo Advantage Large Cap Growth Fund	281,090	190,993	49,465	422,618	19,106,559	52,979	567,011
Wells Fargo Advantage Small Cap Value Fund	510,204	125,244	207,406	428,042	15,443,761	106,234	1,340,053
					$64,228,414	$263,334	$2,741,439

7. DERIVATIVE TRANSACTIONS

During the year ended May 31, 2014, certain Portfolios entered into futures contracts to gain market exposure to certain asset classes consistent with an active asset allocation strategy.

At May 31, 2014, the Portfolios had long and short futures contracts outstanding as follows:

	Expiration date	Counterparty	Contracts	Type	Contract value at May 31, 2014	Unrealized gains (losses)
WealthBuilder Conservative Allocation Portfolio	6-19-2014	Goldman Sachs	30 Long	S&P 500 Index	$14,411,250	$612,990
	9-19-2014	Goldman Sachs	105 Short	U.S. Treasury Bonds	14,434,219	(87,271)
WealthBuilder Moderate Balanced Portfolio	6-19-2014	Goldman Sachs	90 Long	S&P 500 Index	43,233,750	1,838,970
	9-19-2014	Goldman Sachs	313 Short	U.S. Treasury Bonds	43,027,719	(260,150)
WealthBuilder Growth Balanced Portfolio	6-19-2014	Goldman Sachs	97 Long	S&P 500 Index	46,596,375	1,982,001
	9-19-2014	Goldman Sachs	337 Short	U.S. Treasury Bonds	46,326,969	(280,104)

58	Wells Fargo Advantage WealthBuilder Portfolios	Notes to financial statements

	Expiration date	Counterparty	Contracts	Type	Contract value at May 31, 2014	Unrealized gains (losses)
WealthBuilder Growth Allocation Portfolio	6-19-2014	Goldman Sachs	41 Long	S&P 500 Index	$19,695,375	$837,753
	9-19-2014	Goldman Sachs	144 Short	U.S. Treasury Bonds	19,795,500	(119,686)

The Portfolios had average notional amounts in futures contracts outstanding during the year ended May 31, 2014 as follows:

	Long contracts	Short contracts
WealthBuilder Conservative Allocation Portfolio	$33,570,280	$31,840,182
WealthBuilder Growth Allocation Portfolio	51,415,993	49,266,510
WealthBuilder Growth Balanced Portfolio	115,486,960	110,900,712
WealthBuilder Moderate Balanced Portfolio	87,387,318	83,880,985
WealthBuilder Tactical Equity Portfolio	27,721,514	23,949,195

A summary of derivative instruments by primary risk exposure is outlined in the following tables unless the only primary risk exposure category is already reflected in the appropriate financial statements.

The fair value of derivative instruments as of May 31, 2014 was as follows for WealthBuilder Conservative Allocation Portfolio:

	Asset derivatives			Liability derivatives
	Statements of Assets and Liabilities location	Fair value		Statements of Assets and Liabilities location	Fair value
Interest rate contracts	Net assets – Net unrealized gains on investments	$0		Net assets – Net unrealized gains on investments	$87,271	*
Equity contracts	Net assets – Net unrealized gains on investments	612,990	*	Net assets – Net unrealized gains on investments	0
		$612,990			$87,271

*	Amount represents cumulative unrealized gains/losses on futures contracts. Only the receivable for variation margin as of May 31, 2014, which represents the current day’s variation margins, is reported separately on the Statements of Assets and Liabilities.

The effect of derivative instruments on the Statements of Operations for the year ended May 31, 2014 was as follows for WealthBuilder Conservative Allocation Portfolio:

	Amount of realized gains on derivatives	Change in unrealized gain (losses) on derivatives
Interest rate contracts	$110,141	$(141,229)
Equity contracts	7,388,720	(2,342,771)
	$7,498,861	$(2,484,000)

The fair value of derivative instruments as of May 31, 2014 was as follows for WealthBuilder Moderate Balanced Portfolio:

	Asset derivatives			Liability derivatives
	Statements of Assets and Liabilities location	Fair value		Statements of Assets and Liabilities location	Fair value
Interest rate contracts	Net assets – Net unrealized gains on investments	$0		Net assets – Net unrealized gains on investments	$260,150	*
Equity contracts	Net assets – Net unrealized gains on investments	1,838,970	*	Net assets – Net unrealized gains on investments	0
		$1,838,970			$260,150

*	Amount represents cumulative unrealized gains/losses on futures contracts. Only the receivable for variation margin as of May 31, 2014, which represents the current day’s variation margins, is reported separately on the Statements of Assets and Liabilities.

Notes to financial statements	Wells Fargo Advantage WealthBuilder Portfolios	59

The effect of derivative instruments on the Statements of Operations for the year ended May 31, 2014 was as follows for WealthBuilder Moderate Balanced Portfolio:

	Amount of realized gains on derivatives	Change in unrealized gain (losses) on derivatives
Interest rate contracts	$(293,266)	$(396,794)
Equity contracts	18,632,789	(5,402,708)
	$18,339,523	$(5,799,502)

The fair value of derivative instruments as of May 31, 2014 was as follows for WealthBuilder Growth Balanced Portfolio:

	Asset derivatives			Liability derivatives
	Statements of Assets and Liabilities location	Fair value		Statements of Assets and Liabilities location	Fair value
Interest rate contracts	Net assets – Net unrealized gains on investments	$0		Net assets – Net unrealized gains on investments	$280,104	*
Equity contracts	Net assets – Net unrealized gains on investments	1,982,001	*	Net assets – Net unrealized gains on investments	0
		$1,982,001			$280,104

*	Amount represents cumulative unrealized gains/losses on futures contracts. Only the receivable for variation margin as of May 31, 2014, which represents the current day’s variation margins, is reported separately on the Statements of Assets and Liabilities.

The effect of derivative instruments on the Statements of Operations for the year ended May 31, 2014 was as follows for WealthBuilder Growth Balanced Portfolio:

	Amount of realized gains on derivatives	Change in unrealized gain (losses) on derivatives
Interest rate contracts	$918,537	$(488,093)
Equity contracts	24,726,481	(9,048,966)
	$25,645,018	$(9,537,059)

The fair value of derivative instruments as of May 31, 2014 was as follows for WealthBuilder Growth Allocation Portfolio:

	Asset derivatives			Liability derivatives
	Statements of Assets and Liabilities location	Fair value		Statements of Assets and Liabilities location	Fair value
Interest rate contracts	Net assets – Net unrealized gains on investments	$0		Net assets – Net unrealized gains on investments	$119,686	*
Equity contracts	Net assets – Net unrealized gains on investments	837,753	*	Net assets – Net unrealized gains on investments	0
		$837,753			$119,686

*	Amount represents cumulative unrealized gains/losses on futures contracts. Only the receivable for variation margin as of May 31, 2014, which represents the current day’s variation margins, is reported separately on the Statements of Assets and Liabilities.

The effect of derivative instruments on the Statements of Operations for the year ended May 31, 2014 was as follows for WealthBuilder Growth Allocation Portfolio:

	Amount of realized gains on derivatives	Change in unrealized gain (losses) on derivatives
Interest rate contracts	$329,184	$(206,712)
Equity contracts	10,803,340	(4,144,747)
	$11,132,524	$(4,351,459)

60	Wells Fargo Advantage WealthBuilder Portfolios	Notes to financial statements

For WealthBuilder Tactical Equity Portfolio, the realized gains and change in unrealized gains (losses) on futures contracts for the year ended May 31, 2014 are reflected in the Statements of Operations.

For certain types of derivative transactions, the Portfolios have entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Portfolio to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Portfolio under ISDA Master Agreements or similar agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Portfolio and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

	Derivative type	Counterparty	Gross amounts of assets in the Statements of Assets and Liabilities	Amounts subject to netting arrangements	Collateral received	Net amount of assets
WealthBuilder Conservative Allocation Portfolio	Futures – variation margin	Goldman Sachs	$49,969	$0	$0	$49,969
WealthBuilder Moderate Balanced Portfolio	Futures – variation margin	Goldman Sachs	149,469	0	0	149,469
WealthBuilder Growth Balanced Portfolio	Futures – variation margin	Goldman Sachs	161,019	0	0	161,019
WealthBuilder Growth Allocation Portfolio	Futures – variation margin	Goldman Sachs	68,400	0	0	68,400

8. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Portfolios are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to each Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating Portfolio. For the year ended May 31, 2014, the Portfolios paid the following amounts in commitment fees:

Commitment fee
WealthBuilder Conservative Allocation Portfolio	$758
WealthBuilder Moderate Balanced Portfolio	980
WealthBuilder Growth Balanced Portfolio	1,325
WealthBuilder Growth Allocation Portfolio	553
WealthBuilder Equity Portfolio	205
WealthBuilder Tactical Equity Portfolio	619

For the year ended May 31, 2014, there were no borrowings by any Portfolio, except WealthBuilder Conservative Allocation Portfolio. During the year ended May 31, 2014, the WealthBuilder Conservative Allocation Portfolio had average borrowings outstanding of $38,162 at an average rate of 1.36% and paid interest in the amount of $519.

Notes to financial statements	Wells Fargo Advantage WealthBuilder Portfolios	61

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended May 31, 2014, and May 31, 2013, were as follows:

	Ordinary income		Long-term capital gain
	2014	2013	2014	2013
WealthBuilder Conservative Allocation Portfolio	$7,074,810	$11,783,215	$18,969,113	$5,250,507
WealthBuilder Moderate Balanced Portfolio	15,413,601	6,559,978	34,453,792	4,784,250
WealthBuilder Growth Balanced Portfolio	2,254,368	1,540,541	0	0
WealthBuilder Growth Allocation Portfolio	43,287	140,024	4,017,022	0
WealthBuilder Tactical Equity Portfolio	0	526,732	0	0

As of May 31, 2014, the components of distributable earnings on a tax basis were as follows:

	Undistributed ordinary income	Undistributed long-term gain	Unrealized gains (losses)	Late-year ordinary losses deferred	Capital loss carryforward
WealthBuilder Conservative Allocation Portfolio	$2,243,867	$3,681,116	$35,713,996	$0	$0
WealthBuilder Moderate Balanced Portfolio	3,530,492	10,100,314	82,374,137	(115,264)	0
WealthBuilder Growth Balanced Portfolio	0	10,573,043	128,126,250	(196,345)	0
WealthBuilder Growth Allocation Portfolio	0	8,655,570	65,082,225	(61,716)	0
WealthBuilder Equity Portfolio	0	0	38,575,436	(446,918)	(20,146,330)
WealthBuilder Tactical Equity Portfolio	0	0	96,073,652	(1,579,251)	(90,019,467)

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated.

11. SUBSEQUENT DISTRIBUTION

On July 25, 2014, WealthBuilder Conservative Allocation Portfolio declared distributions from net investment income in the amount of $0.00263 per share to shareholders of record on July 24, 2014. This amount was paid to shareholders on July 28, 2014. This distribution is not reflected in the accompanying financial statements. The final determination of the source of all distributions is subject to change and made after the tax year-end of the Portfolio.

62	Wells Fargo Advantage WealthBuilder Portfolios	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Wells Fargo Advantage WealthBuilder Conservative Allocation Portfolio, Wells Fargo Advantage WealthBuilder Moderate Balanced Portfolio, Wells Fargo Advantage WealthBuilder Growth Balanced Portfolio, Wells Fargo Advantage WealthBuilder Growth Allocation Portfolio, Wells Fargo Advantage WealthBuilder Equity Portfolio, and Wells Fargo Advantage WealthBuilder Tactical Equity Portfolio, six of the funds constituting the Wells Fargo Funds Trust (the “Funds”), as of May 31, 2014, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2014, by correspondence with the transfer agents and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Funds of the Wells Fargo Funds Trust as of May 31, 2014, the results of their operations, changes in their net assets, and the financial highlights for each of the years noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 28, 2014

Other information (unaudited)	Wells Fargo Advantage WealthBuilder Portfolios	63

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, the percentage of ordinary income dividends qualifying for the corporate dividends-received deduction was as follows for the fiscal year ended May 31, 2014:

Dividends-received deduction
WealthBuilder Conservative Allocation Portfolio	1.16%
WealthBuilder Moderate Balanced Portfolio	2.04%
WealthBuilder Growth Balanced Portfolio	13.67%
WealthBuilder Growth Allocation Portfolio	100%

Pursuant to Section 852 of the Internal Revenue Code, the following amounts were designated as long-term capital gain distributions for the fiscal year ended May 31, 2014:

Long-term capital gain distributions
WealthBuilder Conservative Allocation Portfolio	$18,969,113
WealthBuilder Moderate Balanced Portfolio	34,453,792
WealthBuilder Growth Allocation Portfolio	4,017,022

Pursuant to Section 854 of the Internal Revenue Code, the following amounts of income dividends paid during the fiscal year ended May 31, 2014 have been designated as qualified dividend income (QDI):

QDI
WealthBuilder Conservative Allocation Portfolio	$176,446
WealthBuilder Moderate Balanced Portfolio	640,810
WealthBuilder Growth Balanced Portfolio	857,559
WealthBuilder Growth Allocation Portfolio	43,287

For the fiscal year ended May 31, 2014, the following amounts have been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code:

Interest-related dividends
WealthBuilder Conservative Allocation Portfolio	$829,994
WealthBuilder Moderate Balanced Portfolio	1,022,449
WealthBuilder Growth Balanced Portfolio	274,139
WealthBuilder Growth Allocation Portfolio	3,208

For the fiscal year ended May 31, 2014, the following amounts have been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code:

Short-term capital gain dividends
WealthBuilder Conservative Allocation Portfolio	$4,559,197
WealthBuilder Moderate Balanced Portfolio	12,627,581

For the fiscal year ended May 31, 2014, 1.47% of the ordinary income distributed by Growth Balanced Portfolio was derived from interest on U.S. government securities.

64	Wells Fargo Advantage WealthBuilder Portfolios	Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available without charge on the website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings are publicly available on the website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information is publicly available on the website on a monthly, seven-day or more delayed basis. Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, each Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage WealthBuilder Portfolios	65

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 132 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

66	Wells Fargo Advantage WealthBuilder Portfolios	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013. Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President and Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 59 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage WealthBuilder Portfolios	67

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS:

Wells Fargo Advantage WealthBuilder Conservative Allocation Portfolio, Wells Fargo Advantage WealthBuilder Equity Portfolio, Wells Fargo Advantage WealthBuilder Growth Allocation Portfolio, Wells Fargo Advantage WealthBuilder Growth Balanced Portfolio, Wells Fargo Advantage WealthBuilder Moderate Balanced Portfolio and Wells Fargo Advantage WealthBuilder Tactical Equity Portfolio

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at in-person meetings held on March 27-28, 2014 (the “March Meeting”) and May 15-16, 2014 (the “May Meeting”, and together with the March Meeting, the “Meetings”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for each of the Wells Fargo Advantage WealthBuilder Conservative Allocation Portfolio, Wells Fargo Advantage WealthBuilder Equity Portfolio, Wells Fargo Advantage WealthBuilder Growth Allocation Portfolio, Wells Fargo Advantage WealthBuilder Growth Balanced Portfolio, Wells Fargo Advantage WealthBuilder Moderate Balanced Portfolio and Wells Fargo Advantage WealthBulder Tactical Equity Portfolio (collectively, the “Funds”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Funds. The investment advisory agreements with Funds Management and the investment sub-advisory agreements with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At each of the March Meeting and the May Meeting, the Board received the information, considered the factors and reached the conclusions discussed below, and unanimously approved the renewal of the Advisory Agreements for an additional one-year period.

At the Meetings, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meetings, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meetings, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Funds as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

68	Wells Fargo Advantage WealthBuilder Portfolios	Other information (unaudited)

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Funds by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Funds over various time periods ended December 31, 2013. The Board also considered each Fund’s performance results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to each Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe.

The Board noted that the performance of each Fund relative to its respective Universe was as follows: (i) the performance of the WealthBuilder Conservative Allocation Portfolio was lower than the average performance of its Universe for all periods under review; (ii) the performance of the WealthBuilder Equity Portfolio was higher than the average performance of its Universe for all periods under review except the ten-year period; (iii) the performance of the WealthBuilder Growth Allocation Portfolio was higher than or in range of the average performance of its Universe for all periods under review; (iv) the performance of the WealthBuilder Growth Balanced Portfolio was higher than or in range of the average performance of its Universe for the one- and five-year periods under review and lower than the average performance of its Universe for the three- and ten-year periods; (v) the performance of the WealthBuilder Moderate Balanced Portfolio was lower than the average performance of its Universe for all periods under review; and (vi) the performance of the WealthBuilder Tactical Equity Portfolio was higher than or in range of the average performance of its Universe for all periods under review except the ten-year period.

The Board also noted that the performance of each Fund relative to its respective benchmark was as follows: (i) the performance of the WealthBuilder Conservative Allocation Portfolio was higher than or in range of the performance of its benchmark, the WealthBuilder Conservative Allocation Composite Index, which is a proprietary index used by the Board to help it assess the Portfolio’s relative performance, for all periods under review except the three-year period; (ii) the performance of the WealthBuilder Equity Portfolio was lower than the performance of its benchmark, the WealthBuilder Equity Composite Index, which is a proprietary index used by the Board to help it assess the Portfolio’s relative performance, for all periods under review except the one-year period; (iii) the performance of the WealthBuilder Growth Allocation Portfolio was higher than the performance of its benchmark, the WealthBuilder Growth Allocation Composite Index, which is a proprietary index used by the Board to help it assess the Portfolio’s relative performance, for all periods under review except the three-year period; (iv) the performance of the WealthBuilder Growth Balanced Portfolio was higher than or in range of the performance of its benchmark, the WealthBuilder Growth Balanced Composite Index, which is a proprietary index used by the Board to help it assess the Portfolio’s relative performance, for all periods under review except the ten-year period; (v) the performance of the WealthBuilder Moderate Balanced Portfolio was higher than the performance of its benchmark, the WealthBuilder Moderate Balanced Composite Index, which is a proprietary index used by the Board to help it assess the Portfolio’s relative performance, for all periods under review except the three-year period; and (vi) the performance of the WealthBuilder Tactical Equity Portfolio was lower than the performance of its benchmark, the WealthBuilder Tactical Equity Composite Index, which is a proprietary index used by the Board to help it assess the Portfolio’s relative performance, for all periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Funds relative to their respective Universes and benchmarks for the time periods noted above. Funds Management advised the Board about the market conditions and investment decisions that it believed contributed to the underperformance during that period. The Board noted that a new portfolio management team assumed investment management responsibilities for the Funds on September 30, 2013 and that Funds Management advised the Board of its confidence in the new team’s investment process. The Board was satisfied with the explanation of factors contributing to underperformance and with the steps being taken by Funds Management and the Sub-Adviser to address the Funds’ investment performance.

The Board also received and considered information regarding each Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios for each Fund in comparison to the median ratios of funds in expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios.

Other information (unaudited)	Wells Fargo Advantage WealthBuilder Portfolios	69

Based on the Lipper reports, the Board noted that: (i) the net operating expense ratios of the WealthBuilder Equity Portfolio and the WealthBuilder Tactical Equity Portfolio, including underlying mutual fund expenses, were equal to or in range of the median net operating expense ratios of their respective expense Groups; and (ii) the net operating expense ratios of the WealthBuilder Conservative Allocation Portfolio, the Growth Allocation Portfolio, the WealthBuilder Growth Balanced Portfolio and the WealthBuilder Moderate Balanced Portfolio, including underlying mutual fund expenses, were higher than the median net operating expense ratios of their respective expense Groups.

The Board noted that the Funds invest in both proprietary and non-proprietary underlying mutual funds, while many of the funds included in each expense Group invested only in proprietary funds. The Board and Funds Management also agreed to maintain the current contractual net expense ratio cap for the Funds.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structures of the Funds supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Funds to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Funds’ contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Funds with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rate for each Fund was higher than the average rate for the Fund’s expense Group. The Board also noted that the Funds are among the few funds-of-funds utilizing non-proprietary underlying funds.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Funds. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Funds and the fund family as a whole. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because its profitability information was subsumed in the collective Wells Fargo profitability analysis.

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Funds’ advisory fee and administration fee structure, which operate generally to reduce the Funds’ expense ratios as the Funds grow in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset

70	Wells Fargo Advantage WealthBuilder Portfolios	Other information (unaudited)

are means of sharing potential economies of scale with shareholders of the Funds and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Funds’ fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Funds. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

List of abbreviations	Wells Fargo Advantage WealthBuilder Portfolios	71

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

225494 07-14 AWBP/AR102 05-14

ITEM 2.	CODE OF ETHICS

(a) As of the end of the period covered by the report, Wells Fargo Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal	Fiscal
	year ended	year ended
	May 31, 2014	May 31, 2013
Audit fees	$184,120	$179,670
Audit-related fees	—	—
Tax fees (1)	50,600	49,410
All other fees	—	—

	$234,720	$229,080

(1)	Tax fees consist of fees for tax compliance, tax advice and tax planning. Amounts include excise tax fees which are billed in December of each year.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

The Portfolio of investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit COE.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:	/s/ Karla M. Rabusch
Karla M. Rabusch
President

Date:	July 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:	/s/ Karla M. Rabusch
Karla M. Rabusch
President

Date:	July 28, 2014

By:	/s/ Nancy Wiser
Nancy Wiser
Treasurer

Date:	July 28, 2014

By:	/s/ Jeremy DePalma
Jeremy DePalma
Treasurer

Date:	July 28, 2014